CREDIT | ASSET
                                                             SUISSE | MANAGEMENT

CREDIT SUISSE FUNDS

Prospectus


May 1, 2005


                     CREDIT SUISSE TRUST

                     o BLUE CHIP PORTFOLIO

Credit Suisse Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

As with all mutual funds, the Securities and Exchange Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

The Trust is advised by Credit Suisse Asset Management, LLC.

      Effective June 1, 2005, the portfolio's investment strategy will change to a quantitative approach. While the portfolio's policy of investing at least 80% of its net assets in equity securities of U.S. "blue chip" companies will not change, these securities will be selected using proprietary quantitative stock selection models rather than the more traditional fundamental analysis approach. The current investment approach and the new investment approach are described beginning on page 10 of the Prospectus.

      In addition, on June 1, 2005, Hugh M. Neuberger will be replaced as the portfolio's portfolio manager by the Credit Suisse Quantitative Resources Group.

                                    CONTENTS

KEY POINTS ...............................................................     4
   Goal and Principal Strategies .........................................     4
   A Word About Risk .....................................................     4
   Investor Profile ......................................................     4

PERFORMANCE SUMMARY ......................................................     5

INVESTOR EXPENSES ........................................................     7
   Fees and Portfolio Expenses ...........................................     7
   Example ...............................................................     8


THE PORTFOLIO IN DETAIL ..................................................     9
   The Management Firm ...................................................     9
   Portfolio Information Key .............................................     9
   Goal and Strategies ...................................................    10
   Portfolio Investments .................................................    11
   Risk Factors ..........................................................    12
   Portfolio Management ..................................................    12
   Financial Highlights ..................................................    13

MORE ABOUT RISK ..........................................................    14
   Introduction ..........................................................    14
   Types of Investment Risk ..............................................    14
   Certain Investment Practices ..........................................    17

MEET THE MANAGERS ........................................................    21

MORE ABOUT YOUR PORTFOLIO ................................................    23
   Share Valuation .......................................................    23
   Distributions .........................................................    23
   Taxes .................................................................    24
   Statements and Reports ................................................    25

BUYING AND SELLING SHARES ................................................    26

OTHER INFORMATION ........................................................    28


FOR MORE INFORMATION .............................................    back cover

                                   KEY POINTS

                          GOAL AND PRINCIPAL STRATEGIES


-------------------------------------------------------------------------------------------------------
GOAL                     PRINCIPAL STRATEGIES                                 PRINCIPAL RISK FACTOR
-------------------------------------------------------------------------------------------------------
Long-term capital        o    Invests at least 80% of its net assets,         o    Market risk
appreciation                  plus any borrowings for investment
                              purposes, in equity securities of U.S.
                              blue chip companies

                         o    Blue chip companies are companies
                              which, at the time of purchase, are
                              represented in the S&P 500 Index

                         o    Effective June 1, 2005, uses a
                              proprietary quantitative methodology
                              to determine portfolio investments
-------------------------------------------------------------------------------------------------------


A WORD ABOUT RISK

      All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

      The principal risk factor for the portfolio is discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

      Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

      The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

INVESTOR PROFILE

      This portfolio is designed for investors who:

o     are investing for long-term goals

o are willing to assume the risk of losing money in exchange for attractive potential long-term returns

o     are looking for capital appreciation


o     want to diversify their investments with stock funds

o wish to maintain exposure to U.S. large cap blue chip stocks while seeking to outperform the market over a market cycle in a risk- controlled manner


      It may NOT be appropriate if you:

o     are investing for a shorter time horizon

o     are uncomfortable with an investment that will fluctuate in value

o     are looking for income

      You should base your investment decision on your own goals, risk preferences and time horizon.

                              PERFORMANCE SUMMARY

The bar chart and the table below provide an indication of the risks of investing in the portfolio. The bar chart shows you how portfolio performance has varied from year to year for up to 10 years. The table compares the performance of the portfolio over time to that of a broad based securities market index. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of future performance.

                           YEAR-BY-YEAR TOTAL RETURNS


--------------------------------------------------------------------------------
YEAR ENDED 12/31:                                2002       2003     2004
--------------------------------------------------------------------------------

 Best quarter: 14.01% (Q2 03)
 Worst quarter: -17.37% (Q3 02)                 -26.64%     24.92%    9.13%
 Inception date: 11/30/01

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS


--------------------------------------------------------------------------------
                                        ONE YEAR       LIFE OF       INCEPTION
PERIOD ENDED 12/31/04:                    2004        PORTFOLIO         DATE
--------------------------------------------------------------------------------
BLUE CHIP PORTFOLIO                       9.13%         0.07%         11/30/01
--------------------------------------------------------------------------------
S&P 500 INDEX* (REFLECTS
NO DEDUCTIONS FOR FEES
AND EXPENSES)                            10.88%         3.75%
--------------------------------------------------------------------------------

* The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks. It includes reinvestment of dividends, and is a registered trademark of The McGraw-Hill Companies, Inc. Investors cannot invest directly in an index.


                           UNDERSTANDING PERFORMANCE

o Total return tells you how much an investment in the portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

o A cumulative total return is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

o An average annual total return applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

o Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                           FEES AND PORTFOLIO EXPENSES


This table describes the fees and expenses you may pay as a shareholder. Annual portfolio operating expenses are expenses for the fiscal year ended December 31, 2004. The table and the example on the next page do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

--------------------------------------------------------------------------------
Shareholder fees
 (paid directly from your investment)
--------------------------------------------------------------------------------
Sales charge (load) on purchases                                         NONE
--------------------------------------------------------------------------------
Deferred sales charge (load)                                             NONE
--------------------------------------------------------------------------------
Sales charge (load) on reinvested distributions                          NONE
--------------------------------------------------------------------------------
Redemption fees                                                          NONE
--------------------------------------------------------------------------------
Exchange fees                                                            NONE
--------------------------------------------------------------------------------
Annual portfolio operating expenses
 (deducted from portfolio assets)
--------------------------------------------------------------------------------
Management fee                                                           0.75%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fee                                     NONE
--------------------------------------------------------------------------------
Other expenses                                                           0.91%
--------------------------------------------------------------------------------
Total annual portfolio operating expenses*                               1.66%
--------------------------------------------------------------------------------

* Expected fees and expenses for the fiscal year ending December 31, 2005 are shown below. Fee waivers and expense reimbursements are voluntary and may be discontinued at any time:


EXPENSES AFTER WAIVERS
AND REIMBURSEMENTS


Management fee                                                           0.25%
Distribution and service (12b-1) fee                                     NONE
Other expenses                                                           0.91%
                                                                         ----
Net annual portfolio operating expenses                                  1.16%

                                    EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the table on the previous page (before fee waivers, expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


--------------------------------------------------------------------------------
       ONE YEAR      THREE YEARS         FIVE YEARS         TEN YEARS
--------------------------------------------------------------------------------
         $169            $523               $902              $1,965
--------------------------------------------------------------------------------

                             THE PORTFOLIO IN DETAIL

THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

o     Investment adviser for the portfolio

o Responsible for managing the portfolio's assets according to its goal and strategies

o A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients


o As of December 31, 2004, Credit Suisse Asset Management companies managed approximately $27.4 billion in the U.S. and $341.7 billion globally

o Credit Suisse Asset Management has offices in 16 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Amsterdam, Budapest, Frankfurt, Luxembourg, Madrid, Milan, Paris, Prague, Sao Paulo, Singapore, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

      During the 2004 fiscal year, the portfolio paid CSAM 0.25% of its average net assets for advisory services.


      For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

PORTFOLIO INFORMATION KEY

      A concise description of the portfolio begins on page 10. The description provides the following information:

GOAL AND STRATEGIES

      The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

      The principal types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS

      The principal risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT


      The team designated by the investment adviser to handle the portfolio's day-to-day management.

FINANCIAL HIGHLIGHTS


      A table showing the portfolio's audited financial performance for up to five years. Certain information in the table reflects financial results for a single portfolio share.


o Total return How much you would have earned or lost on an investment in the portfolio, assuming you had reinvested all dividend and capital- gain distributions.

o Portfolio turnover An indication of trading frequency. The portfolio may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance.


      The Annual Report includes the independent registered public accounting firm's report, along with the portfolio's financial statements. It is available free upon request through the methods described on the back cover of this Prospectus.


GOAL AND STRATEGIES

      The portfolio seeks long-term capital appreciation. To pursue this goal, it invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. "blue chip" companies. Blue chip companies are those companies which, at the time of purchase, are represented in the S&P 500 Index.


      Until June 1, 2005, the portfolio manager will continue to use fundamental analysis in managing the portfolio, meaning that the portfolio manager selects investments for the portfolio by looking at a number of factors, including the reliability and effectiveness of management, whether the issuer is a leader in its business segment, whether the price of the security is attractive compared to its competitors, whether the company is expected to generate above-average growth rates and the economic and political outlook. The portfolio manager applies research that has been provided by research analysts, including those employed by Credit Suisse First Boston.

      Effective June 1, 2005, the portfolio will be managed by a team that employs quantitative portfolio management techniques rather than a traditional fundamental equity research approach. The portfolio managers will select securities for the portfolio using proprietary quantitative models, which are designed to:

o forecast the expected relative return of stocks by analyzing a number of fundamental factors. These factors include a company's relative valuation, use of capital, balance sheet quality, profitability, realized and expected growth potential and earnings and price momentum.

o identify stocks that are likely to suffer declines in price if market conditions deteriorate and limit the portfolio's overall exposure to such low quality stocks.

o help determine the portfolio's relative exposure to different industry sectors by analyzing sector performance under different market scenarios.

      The portfolio managers will apply these models to companies that are represented in the S&P 500, as well as other companies with a market capitalization of $1 billion or more. A stock may be overweighted or underweighted in relation to the S&P 500 Index based on the expected return and risks associated with that stock, both considered relative to the portfolio as a whole, among other characteristics. In general, the portfolio will maintain investment attributes that are similar to those of the S&P 500 Index, and intends to limit its divergence from the S&P 500 Index in terms of market, industry and sector exposures.

      The portfolio managers generally hold a stock until it is considered unattractive using the quantitative stock selection models described above, although the portfolio managers are not required to sell a stock under those circumstances. If the quantitative analysis methodology used by the portfolio managers does not produce the intended result, the portfolio's gains may not be as large as, or its losses may be larger than, those of other equity funds that utilize different investment techniques.


      A company could be considered "blue chip" even though it does not pay a regular dividend, and the portfolio is not expected to pay any regular income dividends to shareholders.

      Some companies may cease to be represented in the S&P 500 Index after the portfolio has purchased their securities. The portfolio is not required to sell securities solely because the issuers are no longer represented in the S&P 500 Index, and may continue to hold such securities. These companies continue to be considered "blue chip" for purposes of the portfolio's minimum 80% allocation to "blue chip" equities. The characteristics of companies considered "blue chip" may be changed in the future.

      The portfolio may invest in new and unseasoned companies that the portfolio manager believes have the potential for long-term capital appreciation.

      The portfolio's 80% investment policy may be changed by the portfolio's Board of Trustees on 60 days' notice to shareholders. The portfolio's investment objective may be changed without shareholder approval.

PORTFOLIO INVESTMENTS

      The portfolio invests primarily in:

o     Common stock

o     Preferred stock

o     Interests in master limited partnerships

o     Securities convertible into common stocks

o     Securities whose values are based on common stock, such as warrants

      The portfolio may also invest up to 20% of the value of its net assets in equity securities that are not considered U.S. blue chip companies and fixed income securities, including up to 5% of its net assets in fixed income securities rated below investment grade, to earn income when CSAM believes that this will not compromise the portfolio's objective. The portfolio invests primarily in U.S. companies but may also invest up to 10% of its assets in non-U.S. securities and another 10% in restricted securities or other instruments with no ready market. To a limited extent, the portfolio may also engage in other investment practices.

      The portfolio may use other U.S. equity securities, derivatives, futures and other instruments to manage exposure and cash flow. It will not hedge or speculate on currencies or commodities.


RISK FACTORS

      This portfolio's principal risk factor is:

o     market risk

      The value of your investment will fluctuate in response to stock market movements.

      "More About Risk" details certain other investment practices the portfolio may use.

PORTFOLIO MANAGEMENT


      The Credit Suisse Quantitative Resources Group manages the portfolio effective June 1, 2005, prior to which Hugh M. Neuburger will manage the portfolio. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS


The figures below have been audited by the portfolio's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the portfolio's financial statements is included in the portfolio's Annual Report.

---------------------------------------------------------------------------------------------------------------------
PERIOD ENDED:                                                     12/04        12/03        12/02        12/01(1)
---------------------------------------------------------------------------------------------------------------------
Per share data
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $  9.15      $  7.35      $ 10.02        $ 10.00
---------------------------------------------------------------------------------------------------------------------
Investment operations

Net investment income                                               0.08         0.07         0.02           0.00(2)

Net gain/(loss) on investments (both realized and unrealized)       0.75         1.76        (2.69)          0.02
---------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                  0.83         1.83        (2.67)          0.02
---------------------------------------------------------------------------------------------------------------------
Less Dividends

Dividends from net investment income                               (0.07)       (0.03)        0.00(2)          --

Net asset value, end of period                                   $  9.91      $  9.15      $  7.35        $ 10.02
---------------------------------------------------------------------------------------------------------------------
Total return(3)                                                     9.13%       24.92%      (26.64)%         0.20%
---------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                         $13,437      $15,776      $20,290        $ 5,122

Ratio of expenses to average net assets(4)                          1.16%        1.16%        1.16%          1.16%(5)

Ratio of net investment income to average net assets                0.69%        0.58%        0.25%          0.35%(5)
Decrease reflected in above operating expense ratios due to
  waivers/reimbursements                                            0.50%        0.33%        0.23%          4.86%(5)

Portfolio turnover rate                                               47%          40%          31%             2%
---------------------------------------------------------------------------------------------------------------------


(1) For the period November 30, 2001 (commencement of operations) through December 31, 2001.

(2)   This amount represents less than $0.01 per share.

(3) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.


(4) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. For the years ended December 31, 2004, 2003 and 2002, and the period ended December 31, 2001, there was no effect on the net operating expense ratio because of transfer agent credits.

(5)   Annualized.

                                 MORE ABOUT RISK

INTRODUCTION

      The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The preceding discussion of the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.

      The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

      The portfolio offers its shares to (1) insurance company separate accounts that fund both variable contracts and variable life insurance contracts and (2) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio, which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of the portfolio to any variable contract or plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

TYPES OF INVESTMENT RISK

      The following risks are referred to throughout this Prospectus.

      Access risk Some countries may restrict the portfolio's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the portfolio.

      Correlation risk The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

      Credit risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

      Currency risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses.

      Exposure risk The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

      o Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

      o Speculative To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

      Extension risk An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

      Information risk Key information about an issuer, security or market may be inaccurate or unavailable.

      Interest-rate risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

      Liquidity risk Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

      Market risk The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

      Operational risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

      Political risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

      Prepayment risk Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the portfolio would generally have to reinvest the proceeds at lower rates.

      Regulatory risk Governments, agencies or other regulatory bodies may adopt or change laws or regulations that would adversely affect the issuer, the market value of the security, or the portfolio's performance.

      Valuation risk The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

|X|   Permitted without limitation; does not indicate actual use


20% Bold type (e.g., 20%) represents an investment limitation as a percentage of net portfolio assets; does not indicate actual use


20% Roman type (e.g., 20%) represents an investment limitation as a percentage of total portfolio assets; does not indicate actual use


|_|   Permitted, but not expected to be used to a significant extent


-------------------------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                                                      LIMIT
-------------------------------------------------------------------------------------------------------------------
Borrowing The borrowing of money from banks to meet redemptions or for other
temporary or emergency purposes. Speculative exposure risk.                                               33 1/3%
-------------------------------------------------------------------------------------------------------------------

Country/region focus Investing a significant portion of portfolio assets in a single country or region. Market swings in the targeted country or region will be likely to have a greater effect on portfolio performance than they would in a more geographically diversified equity
portfolio. Currency, market, political risks.                                                               |_|
-------------------------------------------------------------------------------------------------------------------

Currency transactions Instruments, such as options, futures, forwards or swaps, intended to manage portfolio exposure to currency risk. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates. Correlation, credit, currency, hedged exposure, liquidity, political,
speculative exposure, valuation risks.(1)                                                                    |_|
-------------------------------------------------------------------------------------------------------------------

Emerging markets Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the portfolio to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the portfolio to risks beyond those generally encountered in developed countries. Access,
currency, information, liquidity, market, operational, political, valuation risks.                           |_|
-------------------------------------------------------------------------------------------------------------------

Equity and equity related securities Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock
market movements or negative company or industry events. Liquidity, market, valuation risks.                 |X|
-------------------------------------------------------------------------------------------------------------------

Foreign securities Securities of foreign issuers. May include depository receipts. Currency,
information, liquidity, market, operational, political, valuation risks.                                     10%
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                                                         LIMIT
--------------------------------------------------------------------------------------------------------------------
Futures and options on futures Exchange-traded contracts that enable the portfolio to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the portfolio (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1) Correlation,
currency, hedged exposure, interest-rate, market, speculative exposure risks.(2)                               |_|
--------------------------------------------------------------------------------------------------------------------

Investment-grade debt securities Debt securities rated within the four highest grades
(AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate, market risks.                                         20%
--------------------------------------------------------------------------------------------------------------------

Mortgage-backed and asset-backed securities Debt securities backed by pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables. Credit, extension, interest-rate,
liquidity, prepayment risks.                                                                                   |_|
--------------------------------------------------------------------------------------------------------------------

Municipal securities Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders.
Credit, interest-rate, market, regulatory risks.                                                               |_|
--------------------------------------------------------------------------------------------------------------------

Non-investment-grade debt securities Debt securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Commonly referred to as junk bonds. Credit, information, interest-rate,
liquidity, market, valuation risks.                                                                             5%
--------------------------------------------------------------------------------------------------------------------

Options Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The portfolio may purchase or sell (write) both put and call options for hedging or speculative purposes.(1)
Correlation, credit, hedged exposure, liquidity, market, speculative exposure, valuation risks.                |_|
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                                                              LIMIT
--------------------------------------------------------------------------------------------------------------------------
Privatization programs Foreign governments may sell all or part of their interests in enterprises
they own or control. Access, currency, information, liquidity, operational, political, valuation risks.             |_|
--------------------------------------------------------------------------------------------------------------------------

Real-estate investment trusts (REITs) Pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Credit, liquidity,
interest-rate, market risks.                                                                                         |X|
--------------------------------------------------------------------------------------------------------------------------

Restricted and other illiquid securities Certain securities with restrictions on trading, or
those not actively traded. May include private placements. Liquidity, market, valuation risks.                       10%
--------------------------------------------------------------------------------------------------------------------------

Securities lending Lending portfolio securities to financial institutions; the portfolio receives cash, U.S. government securities or bank letters of credit as collateral. Credit, liquidity,
market risks.                                                                                                     33 1/3%
--------------------------------------------------------------------------------------------------------------------------

Short positions Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market will drop. If the portfolio were to take short positions in stocks that increase in value, then the portfolio would have to repurchase the securities at that higher price and it would be likely to underperform similar mutual funds that do not take
short positions. Liquidity, market, speculative exposure risks.                                                      10%
--------------------------------------------------------------------------------------------------------------------------

Short sales "against the box" A short sale where the portfolio owns enough shares of the security involved to cover the borrowed securities, if necessary. Liquidity, market,
speculative exposure risks.                                                                                          10%
--------------------------------------------------------------------------------------------------------------------------

Short-term trading Selling a security shortly after purchase. A portfolio engaging in
short-term trading will have higher turnover and transaction expenses.                                               |_|
--------------------------------------------------------------------------------------------------------------------------

Special-situation companies Companies experiencing unusual developments affecting their market values. Special situations may include acquisition, consolidation, reorganization, recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation. Securities of a special-situation company could decline in value and hurt the portfolio's performance if the anticipated benefits of the special situation
do not materialize. Information, market risks.                                                                       |X|
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                                                       LIMIT
------------------------------------------------------------------------------------------------------------------
Start-up and other small companies Companies with small relative market capitalizations, including those with continuous operations of less than three years. Information, liquidity,
market, valuation risks.                                                                                    10%
------------------------------------------------------------------------------------------------------------------

Structured instruments Swaps, structured securities and other instruments that allow the portfolio to gain access to the performance of a benchmark asset (such as an index or selected stocks) where the portfolio's direct investment is restricted. Credit, currency,
information, interest-rate, liquidity, market, political, speculative exposure, valuation risks.            |_|
------------------------------------------------------------------------------------------------------------------

Temporary defensive tactics Placing some or all of the portfolio's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the portfolio's principal investment
strategies and might prevent the portfolio from achieving its goal.                                         |_|
------------------------------------------------------------------------------------------------------------------

Warrants Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time.
Liquidity, market, speculative exposure risks.                                                              10%
------------------------------------------------------------------------------------------------------------------

When-issued securities and forward commitments The purchase or sale of securities for delivery at a future date; market value may change before delivery. Liquidity, market,
speculative exposure risks.                                                                                 20%
------------------------------------------------------------------------------------------------------------------

Zero-coupon bonds Debt securities that pay no cash income to holders for either an initial period or until maturity and are issued at a discount from maturity value. At maturity, return comes from the difference between purchase price and maturity value. Interest-rate,
market risks.                                                                                               |_|
------------------------------------------------------------------------------------------------------------------

(1) The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

(2) The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

                               MEET THE MANAGERS

The following individual is responsible for the day-to-day portfolio management of the portfolio until June 1, 2005:

Hugh M. Neuburger, Managing Director, has been the portfolio manager since portfolio inception. Mr. Neuburger came to CSAM as a result of Credit Suisse's acquisition of Donaldson, Lufkin & Jenrette, Inc. in 2000. He had been with DLJ Asset Management Group since 1995. Mr. Neuburger holds a B.A., M.A. and Ph.D., all from the University of Chicago, and an M.A. in Economics from the University of Illinois.

The Credit Suisse Quantitative Resources Group is responsible for the day-to-day portfolio management of the portfolio effective June 1, 2005. The group currently consists of Joseph Cherian, William Weng and Todd Jablonski. Mr. Cherian and Mr. Weng are the lead managers of the Credit Suisse Quantitative Resources Group.

Joseph Cherian, Managing Director, has been a member of the team since 2005. He is Global Head of the Quantitative Resources Group. Prior to joining CSAM, Mr. Cherian was at Banc of America Capital Management from 2000 to 2004, where he was a Managing Director responsible for managing numerous asset allocation funds and quantitative equity products, as well as quantitative research used by Bank of America's active equities and private bank divisions. Previously, he was an associate professor of finance at Boston University. Mr. Cherian holds a BS in Electrical Engineering from the Massachusetts Institute of Technology, and MS and PhD degrees in Finance from Cornell University. He is a review board member of the Research Foundation of the CFA Institute (AIMR).

William Weng, Director, has been a member of the team since 2005. He is a Senior Quantitative Analyst in the Quantitative Resources Group. Prior to joining CSAM, he was at Banc of America Capital Management from 2001 to 2004, as a Vice President and Senior Quantitative Analyst, where he had primary responsibility for conducting and implementing research on quantitative active equity, investment strategies, and asset allocation. Prior to that, Mr. Weng was a research assistant at the National Bureau of Economic Research and a teaching fellow at Boston University's Department of Economics from 1995 to 2001. Mr. Weng holds a PhD in economics from Boston University, a MS in systems engineering and a BA in management information systems from Tsinghua University in Beijing, China.




            Job titles indicate position with the investment adviser.

Todd Jablonski, Assistant Vice President, has been a member of the team since 2005. He is an analyst in the Quantitative Resources Group where he focuses on U.S. equity investment products. Prior to joining CSAM, he was at Banc of America Capital Management from 2000 to 2004, where he was an Assistant Vice President and quantitative analyst supporting investment strategy and asset allocation. Previously, Mr. Jablonski worked as an equity analyst in securities research at A.G. Edwards. He holds a B.A. in Economics from the University of Virginia and is currently pursuing an MBA in computational finance at the Stern School of Business at New York University. He is a CFA charterholder and is a member of the New York Society of Security Analysts.





      The Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.


            Job titles indicate position with the investment adviser.

                            MORE ABOUT YOUR PORTFOLIO

SHARE VALUATION

      The price of your shares is also referred to as their net asset value
(NAV).

      The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. ET) each day the NYSE is open for business. It is calculated by dividing the portfolio's total assets, less its liabilities, by the number of its shares outstanding.


      The portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

      The portfolio's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A portfolio that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its net asset value.


      Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its price. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

DISTRIBUTIONS

      Investors in the portfolio are entitled to a share of the portfolio's net income and gains on investments. The portfolio passes these earnings along to its shareholders as distributions.

      The portfolio earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

      The portfolio distributes dividends and capital gains at least annually, usually in December. The portfolio may make additional distributions at other times if necessary to avoid a federal tax. Unless otherwise specified, distributions will be reinvested automatically in additional shares of the portfolio.


      Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.csam.com/us or by calling 1-800-222-8977.


TAXES


      Because shares of the portfolio may be purchased only through variable contracts and plans, income dividends and capital gain distributions from the portfolio are taxable, if at all, to the participating insurance companies and plans and the variable-contract owner or plan participant generally will not be subject to tax on such dividends and distributions until they are distributed to such owner or participant from their respective variable contract or plan. For a discussion of the tax status of a variable contract or pension or retirement plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.

      The portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Code on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

      Because each contract holder's situation is unique, ask your tax professional about the tax consequences of your investment.

STATEMENTS AND REPORTS

      The portfolio produces financial reports, which include a list of the portfolio's holdings, semiannually and updates its prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the portfolio. Please call 1-800-222-8977 if you would like to receive additional reports, prospectuses or proxy statements.


      The portfolio discloses its portfolio holdings and certain of the portfolio's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.csam.com/us. This information is posted on the portfolio's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of the portfolio's policies and procedures with respect to disclosure of its portfolio securities is available in the portfolio's SAI.

                            BUYING AND SELLING SHARES

      You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.

      An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

      Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

      The portfolio reserves the right to:


o change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions


o     charge a wire-redemption fee

o make a "redemption in kind"-- payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt portfolio operations

o suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

o stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)


FREQUENT PURCHASES AND
SALES OF PORTFOLIO SHARES

      Frequent purchases and redemptions of portfolio shares present risks to the contract owners or plan participants who hold shares of the portfolio through their annuity contracts or pension plans over the long term. These risks include the potential for dilution in the value of portfolio shares; interference with the efficient management of the portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the portfolio's investment objective; losses on the sale of investments resulting from the need to sell securities at less favorable prices; and increased brokerage and administrative costs. These risks may be greater for portfolios investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for portfolio holdings (e.g., "time zone arbitrage").

      The portfolio will take steps to detect and eliminate excessive trading in portfolio shares, pursuant to the portfolio's policies as described in this Prospectus and approved by the Board of Trustees. The portfolio defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. A contract owner or plan participant that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. However, the portfolio's shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, or to tax-qualified pension and retirement plans. These shareholders typically hold portfolio shares for a number of contracts or participants in a single account, and the portfolio generally has little or no access to the records of individual contract holders or plan participants. As a result, the portfolio is dependent on the rights, ability and willingness of these participating insurance companies and plans to enforce the portfolio's excessive trading policies. It should also be noted that insurance company separate accounts and plans may have their own policies and procedures to detect and prevent excessive trading in shares of the underlying mutual funds they offer, which may define market timing differently than the portfolio does and have different consequences associated with it. The portfolio works with insurance companies and plans that offer portfolio shares to detect and eliminate excessive trading activity by contract holders and plan participants, but there can be no assurance that excessive trading in portfolio shares will not occur. As a result, some contract holders or plan participants may be able to engage in market timing while other contract holders or plan participants are harmed by such activity.

      The portfolio reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the insurance contract or plan. In particular, the portfolio reserves the right to reject a purchase or an exchange purchase order from any insurance contract or plan that in its opinion has not taken effective steps to detect and prevent frequent purchases and sales of portfolio shares.

      The portfolio has also adopted fair valuation policies to protect the portfolio from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Portfolio - Share Valuation."

      The portfolio's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

                               OTHER INFORMATION

ABOUT THE DISTRIBUTOR

      Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, serves as distributor of the portfolio's shares. CSAMSI or its affiliates (including CSAM) may make payments out of their own resources to firms offering shares of the portfolio for providing administration, subaccounting, transfer agency and/or other services.


      CSAMSI or its affiliates may also make payments out of past profits and other available sources for marketing, promotional or related expenses. Such payments may be made to insurance companies and other entities offering shares of the portfolio and/or providing services with respect to such shares. The amount of these payments is determined by CSAMSI or its affiliates and may be substantial. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Trust --Shareholder Servicing" in the SAI.

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                                       29

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                                       30

                       This page intentionally left blank

                              FOR MORE INFORMATION

      This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select the portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

ANNUAL/SEMIANNUAL
REPORTS TO SHAREHOLDERS

      Includes financial statements, portfolio investments and detailed performance information.

      The Annual Report also contains a letter from the portfolio manager discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

OTHER INFORMATION


      A current SAI, which provides more details about the portfolio, is on file with the SEC and is incorporated by reference.


      You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.


      Please contact the Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and other information, and to make shareholder inquiries:


BY TELEPHONE:
   800-222-8977

BY FACSIMILE:
   646-354-5026

BY MAIL:
   Credit Suisse Trust
   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Trust
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:


   www.csam.com/us

   The portfolio's SAI and Annual and Semiannual Reports are available on its website, www.csam.com/us.


   SEC file number:
   Credit Suisse Trust                                                 811-07261


P.O. BOX 55030, BOSTON, MA 02205-5030                        CREDIT | ASSET
800-927-2874  o  WWW.CSAM.COM/US                             SUISSE | MANAGEMENT

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.     TRBLC-PRO-0505

                                                             CREDIT | ASSET
                                                             SUISSE | MANAGEMENT

CREDIT SUISSE FUNDS

Prospectus

May 1, 2005

                        CREDIT SUISSE TRUST

                        o  EMERGING MARKETS PORTFOLIO

Credit Suisse Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

As with all mutual funds, the Securities and Exchange Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

The Trust is advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS ................................................................    4
        Goal and Principal Strategies .....................................    4
        A Word About Risk .................................................    4
        Investor Profile ..................................................    5

PERFORMANCE SUMMARY .......................................................    6
        Year-by-Year Total Returns ........................................    6
        Average Annual Total Returns ......................................    7

INVESTOR EXPENSES .........................................................    8
        Fees and Portfolio Expenses .......................................    8
        Example ...........................................................    9

THE PORTFOLIO IN DETAIL ...................................................   10
        The Management Firms ..............................................   10
        Portfolio Information Key .........................................   11
        Goal and Strategies ...............................................   11
        Portfolio Investments .............................................   12
        Risk Factors ......................................................   12
        Portfolio Management ..............................................   12
        Financial Highlights ..............................................   13

MORE ABOUT RISK ...........................................................   14
        Introduction ......................................................   14
        Types of Investment Risk ..........................................   14
        Certain Investment Practices ......................................   16

MEET THE MANAGERS .........................................................   20

MORE ABOUT YOUR PORTFOLIO .................................................   22
        Share Valuation ...................................................   22
        Distributions .....................................................   22
        Taxes .............................................................   23
        Statements and Reports ............................................   23

BUYING AND SELLING SHARES .................................................   24


OTHER INFORMATION .........................................................   26
        About the Distributor .............................................   26


FOR MORE INFORMATION ..............................................   back cover

                                   KEY POINTS

                         GOAL AND PRINCIPAL STRATEGIES


---------------------------------------------------------------------------------------------
GOAL                  PRINCIPAL STRATEGIES                         PRINCIPAL RISK FACTORS
---------------------------------------------------------------------------------------------
Long-term growth      o  Invests at least 80% of its net           o  Emerging markets focus
of capital               assets, plus any borrowings for
                         investment purposes, in foreign           o  Foreign securities
                         equity securities
                                                                   o  Market risk
                      o  Focuses on the world's less developed
                         countries

                      o  Analyzes a company's growth potential
                         using a bottom-up investment approach
---------------------------------------------------------------------------------------------


A WORD ABOUT RISK

      All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

      Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

      Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EMERGING MARKETS FOCUS

      Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the portfolio to operational and other risks as well. Some countries may have restrictions that could limit the portfolio's access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the portfolio to increased volatility or substantial declines in value.

FOREIGN SECURITIES

      Since the portfolio invests outside the U.S., it carries additional risks that include:


o Currency risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Although the portfolio may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

o Information risk Key information about an issuer, security or market may be inaccurate or unavailable.

o Political risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

MARKET RISK

      The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

INVESTOR PROFILE


      This portfolio is designed for investors who:


o     are investing for long-term goals

o are willing to assume the risk of losing money in exchange for attractive potential long-term returns

o     are investing for growth of capital


o     want to diversify their investments internationally


      It may NOT be appropriate if you:

o     are investing for a shorter time horizon

o are uncomfortable with an investment that has a higher degree of volatility

o     want to limit your exposure to foreign securities

o     are looking for income

      You should base your investment decision on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY


The bar chart below and the table on the next page provide an indication of the risks of investing in the portfolio. The bar chart shows you how the portfolio's performance has varied from year to year for up to 10 years. The table compares the portfolio's performance over time to that of a broad based securities market index. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges and expenses would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of future performance.


                           YEAR-BY-YEAR TOTAL RETURNS


----------------------------------------------------------------------------------------------------------
YEAR ENDED 12/31:                      1998      1999      2000      2001     2002      2003       2004
Best quarter: 38.20% (Q4 99)         -17.30%    81.40%   -31.55%    -9.65%   -11.56%   42.88%     25.02%
Worst quarter: -24.08% (Q3 01)
Inception date: 12/31/97

----------------------------------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS


--------------------------------------------------------------------------------
        PERIOD ENDED               ONE YEAR    FIVE YEARS    LIFE OF   INCEPTION
          12/31/04:                  2004      2000-2004    PORTFOLIO    DATE
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO           25.02%      -0.46%      5.61%     12/31/97
--------------------------------------------------------------------------------
MSCI EMERGING MARKETS FREE INDEX
(reflects no deductions for fees
and expenses)(1)                     25.95%       4.62%      6.56%
--------------------------------------------------------------------------------


(1) The Morgan Stanley Capital International Emerging Markets Free Index is a free float-adjusted market-capitalization index that is designed to measure equity-market performance in the global emerging markets. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

                           UNDERSTANDING PERFORMANCE

o Total return tells you how much an investment in the portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

o A cumulative total return is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

o An average annual total return applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

o Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                          FEES AND PORTFOLIO EXPENSES


This table describes the fees and expenses you may pay as a shareholder. Annual portfolio operating expense figures are for the fiscal year ended December 31, 2004. The table and the example below do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

--------------------------------------------------------------------------------
Shareholder fees
   (paid directly from your investment)
--------------------------------------------------------------------------------
Sales charge (load) on purchases                                           NONE
--------------------------------------------------------------------------------
Deferred sales charge (load)                                               NONE
--------------------------------------------------------------------------------
Sales charge (load) on reinvested distributions                            NONE
--------------------------------------------------------------------------------
Redemption fees                                                            NONE
--------------------------------------------------------------------------------
Exchange fees                                                              NONE
--------------------------------------------------------------------------------
Annual portfolio operating expenses
   (deducted from portfolio assets)
--------------------------------------------------------------------------------
Management fee                                                            1.25%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fee                                       NONE
--------------------------------------------------------------------------------
Other expenses                                                            0.44%
--------------------------------------------------------------------------------
Total annual portfolio operating expenses*                                1.69%
--------------------------------------------------------------------------------


* Expected fees and expenses for the fiscal year ending December 31, 2005 are shown below. Fee waivers and expense reimbursements are voluntary and may be discontinued at any time:

EXPENSES AFTER WAIVERS,
REIMBURSEMENTS AND CREDITS


Management fee                                                           0.96%
Distribution and service (12b-1) fee                                      NONE
Other expenses                                                           0.44%
                                                                        ------
Net annual portfolio operating expenses                                  1.40%

                                    EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers, expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


--------------------------------------------------------------------------------
         ONE YEAR            THREE YEARS          FIVE YEARS           TEN YEARS
--------------------------------------------------------------------------------
            $172                $533                 $918               $1,998
--------------------------------------------------------------------------------

                            THE PORTFOLIO IN DETAIL

THE MANAGEMENT FIRMS

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

o     Investment adviser for the portfolio

o Responsible for managing the portfolio's assets according to its goal and strategies and supervising the activities of the sub-investment advisers for the portfolio


o A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients


o As of December 31, 2004, Credit Suisse Asset Management companies managed over $27.4 billion in the U.S. and $341.7 billion globally


o Credit Suisse Asset Management has offices in 16 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Amsterdam, Budapest, Frankfurt, Luxembourg, Madrid, Milan, Paris, Prague, Sao Paulo, Singapore, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission (SEC)

o For the 2004 fiscal year, the portfolio paid CSAM 0.96% of its average net assets for advisory services.


      For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.


CREDIT SUISSE ASSET
MANAGEMENT LIMITED (U.K.)
Beaufort House
15 St. Botolph Street
London, EC3A 7JJ
United Kingdom


o     Sub-investment adviser for the portfolio

o Responsible for assisting CSAM in the management of the portfolio's international assets according to its goal and strategies

o     Also a member of Credit Suisse Asset Management


CREDIT SUISSE ASSET
MANAGEMENT LIMITED (AUSTRALIA)
Level 32 Gateway
1 Macquarie Place
Sydney NSW 2000
Australia


o     Sub-investment adviser for the portfolio

o Responsible for assisting CSAM in the management of the portfolio's international assets according to its goal and strategies

o     Also a member of Credit Suisse Asset Management

PORTFOLIO INFORMATION KEY

      A concise description of the portfolio begins on the next page. The description provides the following information:

GOAL AND STRATEGIES

      The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

      The principal types of securities and certain secondary types of securities in which the portfolio invests. Secondary investments are also described in "More About Risk."

RISK FACTORS

      The principal risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

      The individuals designated by the investment adviser to handle the portfolio's day-to-day management.

FINANCIAL HIGHLIGHTS

      A table showing the portfolio's audited financial performance for up to five years. Certain information in the table reflects financial results for a single portfolio share.

o Total return How much you would have earned or lost on an investment in the portfolio, assuming you had reinvested all dividend and capital- gain distributions.


o Portfolio turnover An indication of trading frequency. The portfolio may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance.

      The Annual Report includes the independent registered public accounting firm's report, along with the portfolio's financial statements. It is available free upon request through the methods described on the back cover of this Prospectus.


GOAL AND STRATEGIES


      The portfolio seeks long-term growth of capital. To pursue this goal, it invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of issuers located in or conducting a majority of their business in emerging markets or companies whose securities trade primarily in emerging markets. The portfolio invests in issuers from at least three emerging markets.


      An emerging market is any country:

o generally considered to be an emerging or developing country by the United Nations, or by the World Bank and the International Finance Corporation
      (IFC), or

o included in the IFC Investable Index or the Morgan Stanley Capital International Emerging Markets Index, or

o     having a per-capita gross national product of $2,000 or less

      Under this definition, most countries of the world (other than the U.S., Canada, Western European countries, Japan, Australia and New Zealand) are considered emerging markets.


      The portfolio may invest in companies of any size, including emerging-growth companies--small or medium-size companies that have passed their start-up phase, show positive earnings, and offer the potential for accelerated earnings growth.


      The portfolio's 80% investment policy may be changed by the portfolio's Board of Trustees on 60 days' notice to shareholders. The portfolio's investment objective may be changed without shareholder approval.

PORTFOLIO INVESTMENTS

      The portfolio's equity holdings may include:

o     common stocks and preferred stocks

o     debt securities convertible into common or preferred stock

o     rights and warrants

o     equity interests in trusts and partnerships

o     depository receipts

      To a limited extent, the portfolio may also engage in other investment practices.

RISK FACTORS

      The portfolio's principal risk factors are:

o     emerging markets focus

o     foreign securities

o     market risk

      The value of your investment generally will fluctuate in response to stock-market movements. Because the portfolio invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

      Because the portfolio focuses on emerging markets, you should expect it to be riskier than a more broadly diversified international equity fund. Investing in emerging markets involves access, operational and other risks not generally encountered in developed countries. In addition, emerging markets often face serious economic problems that could subject the portfolio to increased volatility or substantial declines in value.


      "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.


PORTFOLIO MANAGEMENT


      The Credit Suisse Emerging Markets Team is responsible for the day-to-day management of the portfolio. The current team members are Neil Gregson, Emily Alejos, Annabel Betz, Jonathon S. Ong, Elizabeth H. Eaton and Matthew J.K. Hickman. See "Meet the Managers."

                              FINANCIAL HIGHLIGHTS


The figures below have been audited by the portfolio's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the portfolio's financial statements is included in the portfolio's Annual Report.

-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED:                                         12/04           12/03          12/02           12/01           12/00
-----------------------------------------------------------------------------------------------------------------------------
Per share data
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                $  10.63        $   7.44       $   8.43        $   9.33        $  14.18
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                 0.12            0.07           0.01            0.06            0.23

Net gain (loss) on investments and
 foreign currency related items (both
 realized and unrealized)                             2.53            3.12          (0.98)          (0.96)          (4.70)
-----------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                 2.65            3.19          (0.97)          (0.90)          (4.47)
-----------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income                 (0.03)             --          (0.02)             --           (0.20)

Distributions from net realized gains                   --              --             --              --           (0.15)

Return of capital                                       --              --             --              --           (0.03)
-----------------------------------------------------------------------------------------------------------------------------
     Total dividends and distributions            $  (0.03)             --          (0.02)             --           (0.38)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                      $  13.25        $  10.63       $   7.44        $   8.43        $   9.33
-----------------------------------------------------------------------------------------------------------------------------
Total return(1)                                      25.02%          42.88%        (11.56)%         (9.65)%        (31.55)%
-----------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)            $115,224        $ 73,782       $ 43,867        $ 38,331        $ 32,604

Ratio of expenses to average net assets(2)            1.40%           1.40%          1.40%           1.40%           1.42%

Ratio of net investment income
  to average net assets                               1.21%           0.94%          0.13%           0.63%           2.45%

Decrease reflected in above operating
  expense ratios due to waivers/reimbursements        0.29%           0.41%          0.44%           0.49%           0.27%

Portfolio turnover rate                                121%            167%           128%            130%            208%
-----------------------------------------------------------------------------------------------------------------------------

(1) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

(2) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .02% for the year ended December 31, 2000. The Portfolio's net operating expense ratio after reflecting these arrangements was 1.40% for the year ended December 31, 2000. For the years ended December 31, 2004, 2003, 2002 and 2001, there was no effect on the net operating expense ratio because of transfer agent credits.

                                 MORE ABOUT RISK

INTRODUCTION

      The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The preceding discussion of the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.

      The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

      The portfolio offers its shares to (1) insurance company separate accounts that fund both variable contracts and variable life insurance contracts and (2) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio, which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of the portfolio to any variable contract or plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

TYPES OF INVESTMENT RISK

      The following risks are referred to throughout this Prospectus.

      Access Risk Some countries may restrict the portfolio's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the portfolio.

      Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

      Credit Risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

      Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

      Exposure Risk The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

      o Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

      o Speculative To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

      Extension Risk An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

      Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

      Interest-rate Risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

      Liquidity Risk Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

      Market Risk The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

      Operational Risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

      Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

      Prepayment Risk Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the portfolio would generally have to reinvest the proceeds at lower rates.

      Valuation Risk The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the portfolio.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

|X|   Permitted without limitation; does not indicate actual use

20% Bold type (e.g., 20%) represents an investment limitation as a percentage of net portfolio assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of total portfolio assets; does not indicate actual use


|_|   Permitted, but not expected to be used to a significant extent


--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                        LIMIT
--------------------------------------------------------------------------------


Borrowing The borrowing of money from banks to meet redemptions or for other temporary or emergency purposes. Speculative
exposure risk.                                                           33 1/3%
--------------------------------------------------------------------------------


Country/region focus Investing a significant portion of portfolio assets in a single country or region. Market swings in the
targeted country or region will be likely to have a greater
effect on portfolio performance than they would in a more
geographically diversified equity portfolio. Currency, market,
political risks.                                                             |X|
--------------------------------------------------------------------------------

Currency transactions Instruments, such as options, futures, forwards or swaps, intended to manage portfolio exposure to
currency risk or to enhance total return. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.
Swaps involve the right or obligation to receive or make payments based on two different currency rates. Correlation, credit,
currency, hedged exposure, liquidity, political, speculative
exposure, valuation risks.(1)                                                |X|
--------------------------------------------------------------------------------

Emerging markets Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the portfolio to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder
protections and company laws could expose the portfolio to risks beyond those generally encountered in developed countries.
Access, currency, information, liquidity, market, operational,
political, valuation risks.                                                  |X|
--------------------------------------------------------------------------------

Equity and equity related securities Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative company or
industry events. Liquidity, market, valuation risks.                         |X|
--------------------------------------------------------------------------------

Foreign securities Securities of foreign issuers. May include depository receipts. Currency, information, liquidity, market,
operational, political, valuation risks.                                     |X|
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                        LIMIT
--------------------------------------------------------------------------------

Futures and options on futures Exchange-traded contracts that enable the portfolio to hedge against or speculate on future changes in currency values, interest rates or stock indexes.
Futures obligate the portfolio (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1) Correlation, currency, hedged
exposure, interest-rate, market, speculative exposure risks.(2)              |_|
--------------------------------------------------------------------------------


Investment-grade debt securities Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Credit, interest-rate, market risks.                     20%
--------------------------------------------------------------------------------


Mortgage-backed and asset-backed securities Debt securities
backed by pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations
(CMOs), or other receivables. Credit, extension, interest-rate,
liquidity, prepayment risks.                                                 |_|
--------------------------------------------------------------------------------


Non-investment-grade debt securities Debt securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or
Moody's rating service, and unrated securities of comparable quality. Commonly referred to as junk bonds. Credit, information,
interest-rate, liquidity, market, valuation risks.                           20%
--------------------------------------------------------------------------------


Options Instruments that provide a right to buy (call) or sell
(put) a particular security, currency or index of securities at a fixed price within a certain time period. The portfolio may
purchase or sell (write) both put and call options for hedging or speculative purposes.(1) Correlation, credit, hedged exposure,
liquidity, market, speculative exposure risks.                               25%
--------------------------------------------------------------------------------

Privatization programs Foreign governments may sell all or part of their interests in enterprises they own or control. Access, currency, information, liquidity, operational, political,
valuation risks.                                                             |X|
--------------------------------------------------------------------------------


Real-estate investment trusts (REITs) Pooled investment vehicles that invest primarily in income- producing real-estate-related
loans or interests. Credit, interest-rate, liquidity, market risks.          |_|
--------------------------------------------------------------------------------


Restricted and other illiquid securities Certain securities with restrictions on trading, or those not actively traded. May
include private placements. Liquidity, market, valuation risks.              15%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                        LIMIT
--------------------------------------------------------------------------------

Securities lending Lending portfolio securities to financial institutions; the portfolio receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                                 33 1/3%
--------------------------------------------------------------------------------

Short positions Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If the portfolio were to take short positions in stocks that increase in value, then the portfolio would have to repurchase the securities at that higher price and it would be likely to underperform similar mutual funds that do not take
short positions. Liquidity, market, speculative exposure risks.              |_|
--------------------------------------------------------------------------------

Short sales "against the box" A short sale when the portfolio owns enough shares of the security involved to cover the borrowed
securities, if necessary. Liquidity, market, speculative exposure risks.     10%
--------------------------------------------------------------------------------


Special-situation companies Companies experiencing unusual
developments affecting their market values. Special situations may include acquisition, consolidation, reorganization,
recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation.
Securities of a special-situation company could decline in value and hurt the portfolio's performance if the anticipated benefits
of the special situation do not materialize. Information, market risks.      |X|
--------------------------------------------------------------------------------


Start-up and other small companies Companies with small relative market capitalizations, including those with continuous
operations of less than three years. Information, liquidity,
market, valuation risks.                                                     |X|
--------------------------------------------------------------------------------

Swaps A contract between the portfolio and another party in which the parties agree to exchange streams of payments based on
certain benchmarks, such as market indices or currency or
interest rates. For example, the portfolio may use swaps to gain access to the performance of a benchmark asset (such as an index or one or more stocks) where the portfolio's direct investment is restricted. Credit, currency, information, interest-rate,
liquidity, market, political, speculative exposure, valuation risks          |_|
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                        LIMIT
--------------------------------------------------------------------------------

Temporary defensive tactics Placing some or all of the
portfolio's assets in investments such as money-market
obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the portfolio's principal investment
strategies and might prevent the portfolio from achieving its goal.          |_|
--------------------------------------------------------------------------------

Warrants Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                                          10%
--------------------------------------------------------------------------------

When-issued securities and forward commitments The purchase or sale of securities for delivery at a future date; market value may change before delivery. Liquidity, market, speculative
exposure risks.                                                              20%
--------------------------------------------------------------------------------

(1) The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

(2) The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

                               MEET THE MANAGERS


      The Credit Suisse Emerging Markets Team is responsible for the day-to-day management of the portfolio. The current team members are Neil Gregson, Emily Alejos, Annabel Betz, Jonathon S. Ong, Elizabeth H. Eaton and Matthew J. K. Hickman. The team is headed by Ms. Betz. Ms. Betz is responsible for country allocation, trade instruction, portfolio construction and risk management. Also contributing to the portfolio are Mr. Gregson and Ms. Eaton, who are Eastern European equity specialists and select stocks for the portfolio from this region. Similarly, Mr. Hickman, who specializes in Latin American equities, and Mr. Ong, a specialist in Asian equities, identify portfolio holdings from their respective regions. Finally, CSAM regional research teams support all of these portfolio managers through local stock research and industry insight.

Neil Gregson, Managing Director of Credit Suisse Asset Management Limited (U.K.), has been a team member of the portfolio since November 2000, and with Credit Suisse since 1991. Mr. Gregson, who also serves as chief investment officer for equities in Emerging Europe, the Middle East, and Africa, holds a BSc. in mining engineering from Nottingham University.


Emily Alejos, CFA, Director, is a telecommunications-services sector specialist in international equities. Ms. Alejos has been a team member of the portfolio since March 2000. She serves as chief investment officer for Latin American equities. She joined CSAM in 1997 after working as an emerging markets portfolio manager at Bankers Trust from 1993 to 1997. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco. Ms. Alejos holds a B.A. in economics and development studies from Brown University and an M.B.A. from Stanford University.


Annabel Betz, Director, is an analyst specializing in emerging-markets economics and strategy, and has been a team member of the portfolio since December 2002. She joined CSAM in 1999 from ING Baring Securities, where she was chief regional economist for Asia ex-Japan based in Hong Kong. While at ING Baring, Ms. Betz and the group she led were named to Institutional Investor's annual All-Asia Research Team for all years in the 1994-1997 period. Previously, she was an analyst on Asian risk issues for Political and Economic Risk Consultancy in Hong Kong, and a project administrator at the Harvard Institute for International Development. Ms. Betz holds an A.B. in government from Harvard College, as well as an M.A. in international economics and Asian studies from the Nitze School of Advanced International Studies at The Johns Hopkins University.


           Job titles indicate position with the investment adviser.

Jonathon S. Ong, CFA, Director, is a Sydney-based research analyst specializing in equities of Asia/Pacific telecommunications companies and has been a team member of the portfolio since August 2004. He joined Credit Suisse Asset Management Limited (Australia) in 1999 from Bankers Trust Australia, where he held a similar position and was deputy of the global telecommunications research team. Previously, he was a generalist analyst in Hong Kong equities at Kim Eng Securities in Hong Kong. Mr. Ong holds a Bachelor of Business degree from Monash University and a B.S. in human immunology from Melbourne University.

Elizabeth H. Eaton, Vice President, is a London-based equity analyst specializing in Emerging Europe and has been a team member of the portfolio since August 2004. She joined CSAM in 1998 as a quantitative analyst in New York specializing in global emerging equity markets. Ms. Eaton holds a B.S. in economics from the University of Pennsylvania.


Matthew J. K. Hickman, Vice President, is a portfolio manager specializing in emerging equity markets and has been a team member of the portfolio since December 2003. He joined CSAM in 2003 from Compass Group Investment Advisors, where he was general manager of the private wealth management division based in Santiago, Chile. Previously, he was a financial advisor in Credit Suisse First Boston's Private Client Services channel, and an equity analyst focusing on Latin American telecommunications companies and several Latin American country markets at ABN AMRO, Lehman Brothers, Bear Stearns, James Capel, and Rothschild Group. Mr. Hickman holds a B.A. in modern languages from Cambridge University and a diploma in corporate finance from London Business School. He is fluent in Spanish, Portuguese and French.


      The Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.


           Job titles indicate position with the investment adviser.

                           MORE ABOUT YOUR PORTFOLIO

SHARE VALUATION


      The net asset value (NAV) of the portfolio is determined at the close of regular trading on the New York Stock Exchange, Inc. (NYSE) (usually 4 p.m. Eastern Time) on each day the NYSE is open for business. It is calculated by dividing the total assets of the portfolio, less its liabilities, by the number of shares outstanding.


      The portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.


      The portfolio's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A portfolio that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its net asset value.

      Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its price. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.


DISTRIBUTIONS

      As a portfolio investor, you will receive distributions.


      The portfolio earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

      The portfolio typically distributes dividend income and capital gains at least annually, usually in December. The portfolio may make additional distributions and dividends if necessary for the portfolio to avoid a federal tax. Unless otherwise specified, distributions will be reinvested automatically in additional shares of the portfolio.


      Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.csam.com/us or by calling 1-800-222-8977.


TAXES


      Because shares of the portfolio may be purchased only through variable contracts and plans, income dividends and capital gain distributions from the portfolio are taxable, if at all, to the participating insurance companies and plans, and the variable contract owner or plan participant generally will not be subject to tax on such dividends and distributions until they are distributed to such owner or participant from their respective variable contract or plan.

      The portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Code on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

      Because each contract holder's situation is unique, ask your tax professional about the tax consequences of your investment.


STATEMENTS AND REPORTS

      The portfolio produces financial reports, which include a list of the portfolio's holdings, semiannually and updates its prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the portfolio. If you would like to receive additional reports, prospectuses or proxy statements, please call 1-800-222-8977.


      The portfolio discloses its portfolio holdings and certain of the portfolio's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.csam.com/us. This information is posted on the portfolio's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month are posted on the website. A description of the portfolio's policies and procedures with respect to disclosure of its portfolio securities is available in the portfolio's SAI.

                            BUYING AND SELLING SHARES

      You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable-annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.

      An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

      Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

      The portfolio reserves the right to:

o change or discontinue its exchange privilege after 60 days' notice to current investors

o temporarily suspend the exchange privilege during unusual market conditions

o     charge a wire-redemption fee

o make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt portfolio operations

o suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

o stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)


FREQUENT PURCHASES AND
SALES OF PORTFOLIO SHARES

      Frequent purchases and redemptions of portfolio shares present risks to the contract owners or plan participants who hold shares of the portfolio through their annuity contracts or pension plans over the long term. These risks include the potential for dilution in the value of portfolio shares; interference with the efficient management of the portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the portfolio's investment objective; losses on the sale of investments resulting from the need to sell securities at less favorable prices; and increased brokerage and administrative costs. These risks may be greater for portfolios investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for portfolio holdings (e.g., "time zone arbitrage").


      The portfolio will take steps to detect and eliminate excessive trading in portfolio shares, pursuant to the portfolio's policies as described in this Prospectus and approved by the Board of Trustees. The portfolio defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. A contract owner or plan participant that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. However, the portfolio's shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, or to tax-qualified pension and retirement plans. These shareholders typically hold portfolio shares for a number of contracts or participants in a single account, and the portfolio generally has little or no access to the records of individual contract holders or plan participants. As a result, the portfolio is dependent on the rights, ability and willingness of these participating insurance companies and plans to enforce the portfolio's excessive trading policies. It should also be noted that insurance company separate accounts and plans may have their own policies and procedures to detect and prevent excessive trading in shares of the underlying mutual funds they offer, which may define market timing differently than the portfolio does and have different consequences associated with it. The portfolio works with insurance companies and plans that offer portfolio shares to detect and eliminate excessive trading activity by contract holders and plan participants, but there can be no assurance that excessive trading in portfolio shares will not occur. As a result, some contract holders or plan participants may be able to engage in market timing while other contract holders or plan participants are harmed by such activity.


      The portfolio reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the insurance contract or plan. In particular, the portfolio reserves the right to reject a purchase or an exchange purchase order from any insurance contract or plan that in its opinion has not taken effective steps to detect and prevent frequent purchases and sales of portfolio shares.

      The portfolio has also adopted fair valuation policies to protect the portfolio from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Portfolio - Share Valuation."

      The portfolio's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

                                OTHER INFORMATION

ABOUT THE DISTRIBUTOR


      Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, serves as distributor of the portfolio's shares. CSAMSI or its affiliates (including CSAM) may make payments out of their own resources to firms offering shares of the portfolio for providing administration, subaccounting, transfer agency and/or other services. CSAMSI or its affiliates may also make payments out of past profits and other available sources for marketing, promotional or related expenses. Such payments may be made to insurance companies and other entities offering shares of the portfolio and/or providing services with respect to such shares. The amount of these payments is determined by CSAMSI or its affiliates and may be substantial. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Trust--Distribution and Shareholder Servicing" in the SAI.

                       This page intentionally left blank

                              FOR MORE INFORMATION

      This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select the portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

ANNUAL/SEMIANNUAL
REPORTS TO SHAREHOLDERS

      Includes financial statements, portfolio investments and detailed performance information.

      The Annual Report also contains a letter from the portfolio managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past year.

OTHER INFORMATION


      A current SAI which provides more details about the portfolio is on file with the SEC and is incorporated by reference.


      You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.


      Please contact the Credit Suisse Funds to obtain, without charge, the SAI and Annual and Semiannual Reports and other information and to make shareholder inquiries:


BY TELEPHONE:
   800-222-8977

BY FACSIMILE:
   646-354-5026

BY MAIL:
   Credit Suisse Trust
   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Trust
   66 Brooks Drive
   Braintree, MA 02184


ON THE INTERNET:
   www.csam.com/us

The portfolio's SAI and Annual and Semiannual Reports are available on its website, www.csam.com/us.


SEC file number:
Credit Suisse Trust                                                    811-07261

P.O. BOX 55030, BOSTON, MA 02205-5030                        CREDIT | ASSET
800-222-8977  o  WWW.CSAM.COM/US                             SUISSE | MANAGEMENT


CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.     TREMK-PRO-0505

                                                             CREDIT | ASSET
                                                             SUISSE | MANAGEMENT

CREDIT SUISSE FUNDS

Prospectus


May 1, 2005


                  CREDIT SUISSE TRUST

                  o  MID-CAP GROWTH PORTFOLIO

Credit Suisse Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

As with all mutual funds, the Securities and Exchange Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

The Trust is advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS ................................................................    4
        Goal and Principal Strategies .....................................    4
        A Word About Risk .................................................    4
        Investor Profile ..................................................    5

PERFORMANCE SUMMARY .......................................................    6
        Year-by-Year Total Returns ........................................    6
        Average Annual Total Returns ......................................    7
        Understanding Performance .........................................    7


INVESTOR EXPENSES .........................................................    8
        Fees and Portfolio Expenses .......................................    8
        Example ...........................................................    9


THE PORTFOLIO IN DETAIL ...................................................   10
        The Management Firm ...............................................   10
        Portfolio Information Key .........................................   10
        Goal and Strategies ...............................................   11
        Portfolio Investments .............................................   12
        Risk Factors ......................................................   12
        Portfolio Management ..............................................   12
        Financial Highlights ..............................................   13

MORE ABOUT RISK ...........................................................   14
        Introduction ......................................................   14
        Types of Investment Risk ..........................................   14
        Certain Investment Practices ......................................   16

MEET THE MANAGERS .........................................................   19


MORE ABOUT YOUR PORTFOLIO .................................................   21
        Share Valuation ...................................................   21
        Distributions .....................................................   21
        Taxes .............................................................   22
        Statements and Reports ............................................   22

BUYING AND SELLING SHARES .................................................   23

OTHER INFORMATION .........................................................   25
        About the Distributor .............................................   25


FOR MORE INFORMATION ..............................................   back cover

                                   KEY POINTS

                         GOAL AND PRINCIPAL STRATEGIES


-------------------------------------------------------------------------------------------------
GOAL                  PRINCIPAL STRATEGIES                        PRINCIPAL RISK FACTORS
-------------------------------------------------------------------------------------------------
Maximum capital       o  Invests at least 80% of its net          o  Market risk
appreciation             assets, plus any borrowings for
                         investment purposes, in equity           o  Special-situation companies
                         securities of "mid-cap" companies
                                                                  o  Small companies
                      o  Focuses on growth companies

                      o  Looks for growth characteristics such
                         as positive earnings and potential
                         for accelerated growth

-------------------------------------------------------------------------------------------------


A WORD ABOUT RISK

      All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

      Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

      Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

      The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

SPECIAL-SITUATION COMPANIES

      "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.


SMALL COMPANIES

      Small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity and other risks. Key information about the company may be inaccurate or unavailable.

INVESTOR PROFILE

      This portfolio is designed for investors who:

o     are investing for long-term goals

o are willing to assume the risk of losing money in exchange for attractive potential long-term returns

o     are investing for capital appreciation

o     want to diversify their portfolios with a more aggressive stock fund

      It may NOT be appropriate if you:

o     are investing for a shorter time horizon

o     are uncomfortable with an investment that will fluctuate in value

o     are looking for income

      You should base your investment decision on your own goals, risk preferences and time horizon.

                              PERFORMANCE SUMMARY


The bar chart below and the table on the next page provide an indication of the risks of investing in the portfolio. The bar chart shows you how the portfolio's performance has varied from year to year for up to 10 years. The table compares the portfolio's performance over time to that of a broad based securities market index. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges and expenses would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of future performance.


                           YEAR-BY-YEAR TOTAL RETURNS


--------------------------------------------------------------------------------
YEAR ENDED 12/31:                        2000    2001    2002    2003     2004
--------------------------------------------------------------------------------


Best quarter: 22.44% (Q4 01)           -1.53%  -16.41% -29.30%  43.42%   13.12%
Worst quarter: -24.42% (Q1 01)
Inception date: 9/13/99

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS


---------------------------------------------------------------------------------------------------------
                                                        ONE        FIVE
                                                       YEAR        YEARS        LIFE OF        INCEPTION
   PERIOD ENDED 12/31/04:                              2004      2000-2004     PORTFOLIO         DATE
---------------------------------------------------------------------------------------------------------
MID-CAP GROWTH PORTFOLIO                               13.12%       -1.14%      4.23%           9/13/99
---------------------------------------------------------------------------------------------------------
RUSSELL 2500(TM) GROWTH INDEX
(reflects no deductions for fees and expenses)(1)      14.59%       -2.32%      3.30%(3)
---------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) GROWTH INDEX
(reflects no deductions for fees and expenses)(2)      15.48%       -3.35%      2.14%(3)
---------------------------------------------------------------------------------------------------------

(1) The Russell 2500(TM) Growth Index measures the performance of those companies in the Russell 2500(TM) Index with higher price-to-book ratios and higher forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

(2) The Russell MidCap(R) Growth Index measures the performance of those companies in the Russell MidCap(R) Index with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.


(3)   Performance since September 30, 1999.

                           UNDERSTANDING PERFORMANCE

o Total return tells you how much an investment in the portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

o A cumulative total return is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

o An average annual total return applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

o Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                          FEES AND PORTFOLIO EXPENSES


This table describes the fees and expenses you may pay as a shareholder. Annual portfolio operating expenses are for the fiscal year ended December 31, 2004. The table and the example on the next page do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

--------------------------------------------------------------------------------
Shareholder fees
   (paid directly from your investment)
--------------------------------------------------------------------------------
Sales charge (load) on purchases                                          NONE
--------------------------------------------------------------------------------
Deferred sales charge (load)                                              NONE
--------------------------------------------------------------------------------
Sales charge (load) on reinvested distributions                           NONE
--------------------------------------------------------------------------------
Redemption fees                                                           NONE
--------------------------------------------------------------------------------
Exchange fees                                                             NONE
--------------------------------------------------------------------------------
Annual portfolio operating expenses
   (deducted from portfolio assets)
--------------------------------------------------------------------------------
Management fee                                                           0.90%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fee                                      NONE
--------------------------------------------------------------------------------
Other expenses                                                           0.43%
--------------------------------------------------------------------------------
Total annual portfolio operating expenses*                               1.33%
--------------------------------------------------------------------------------

* Expected fees and expenses for the fiscal year ending December 31, 2005 are shown below. Fee waivers and expense reimbursements are voluntary and may be discontinued at any time:

EXPENSES AFTER WAIVERS,
REIMBURSEMENTS AND CREDITS

Management fee                                                            0.82%
Distribution and service (12b-1) fee                                       NONE
Other expenses                                                            0.43%
                                                                         ------
Net annual portfolio operating expenses                                   1.25%

                                    EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers, expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


--------------------------------------------------------------------------------
         ONE YEAR            THREE YEARS          FIVE YEARS           TEN YEARS
--------------------------------------------------------------------------------
           $135                 $421                 $729               $1,601
--------------------------------------------------------------------------------

                            THE PORTFOLIO IN DETAIL

THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

o     Investment adviser for the portfolio

o Responsible for managing the portfolio's assets according to its goal and strategies

o A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients


o As of December 31, 2004, Credit Suisse Asset Management companies managed approximately $27.4 billion in the U.S. and $341.7 billion globally

o Credit Suisse Asset Management has offices in 16 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Amsterdam, Budapest, Frankfurt, Luxembourg, Madrid, Milan, Paris, Prague, Sao Paulo, Singapore, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission (SEC)

      For the 2004 fiscal year, the portfolio paid CSAM 0.82% of its average net assets for advisory services.


      For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

PORTFOLIO INFORMATION KEY

      A concise description of the portfolio begins on the next page. The description provides the following information:

GOAL AND STRATEGIES

      The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

      The principal types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS

      The principal risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

      The individuals designated by the investment adviser to handle the portfolio's day-to-day management.

FINANCIAL HIGHLIGHTS


      A table showing the portfolio's audited financial performance for up to five years. Certain information in the table reflects financial results for a single portfolio share.


      o Total return How much you would have earned or lost on an investment in the portfolio, assuming you had reinvested all dividend and capital-gain distributions.

      o Portfolio turnover An indication of trading frequency. The portfolio may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance.


      The Annual Report includes the independent registered public accounting firm's report, along with the portfolio's financial statements. It is available free upon request through the methods described on the back cover of the Prospectus.


GOAL AND STRATEGIES


      The portfolio seeks maximum capital appreciation. Under normal market conditions, the portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of "mid-cap" companies. The portfolio considers a "mid-cap" company to be one whose market capitalization is within the range of capitalizations of companies in the Russell MidCap(R) Growth Index. As of December 31, 2004, market capitalizations of companies in the Russell MidCap(R) Growth Index ranged from approximately $41 million to $22 billion.


      In seeking to identify growth companies - companies with attractive capital-growth potential - the portfolio's managers often look for:

o     companies still in the developmental stage

o     older companies that appear to be entering a new stage of growth

o companies providing products or services with a high unit-volume growth rate


      The portfolio may invest in start-up and other small companies that may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. The portfolio may also invest in emerging-growth companies -- small or medium-size companies that have passed their start-up phase, show positive earnings, and offer the potential for accelerated earnings growth. Emerging-growth companies generally stand to benefit from new products or services, technological developments, changes in management or other factors. They include "special-situation companies"--companies experiencing unusual developments affecting their market value.


      Some companies may fall outside the definition of a mid-cap company after the portfolio has purchased their securities. These companies continue to be considered mid-cap for purposes of the portfolio's minimum 80% allocation to mid-cap company equities. In addition, the portfolio may invest in companies of any size once the 80% policy is met. As a result, the portfolio's average market capitalization may sometimes exceed that of the largest company in the Russell MidCap(R) Growth Index or be lower than that of the smallest company in the Index.

      The portfolio's 80% investment policy may be changed by the Board of Trustees on 60 days' notice to shareholders. The portfolio's investment objective may be changed without shareholder approval.

Portfolio Investments

      The portfolio's equity holdings may include:

o     common stocks and preferred stocks

o     securities convertible into common stocks

o     rights and warrants

      The portfolio may invest up to 10% of its total assets in foreign securities. The portfolio may invest up to 20% of its net assets in debt securities, including up to 5% of its total assets in debt securities rated below investment grade. To a limited extent, it may also engage in other investment practices.

RISK FACTORS

      The portfolio's principal risk factors are:

o     market risk

o     start-up and other small companies

o     special-situation companies

      The value of your investment generally will fluctuate in response to stock-market movements. The portfolio's performance will largely depend upon the performance of growth stocks, which may be more volatile than the overall stock market.

      Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the portfolio's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value stocks).

      Investing in start-up and other small companies may expose the portfolio to increased market, liquidity and information risks. These risks are defined in "More About Risk."

      Securities of companies in special situations may decline in value and hurt the portfolio's performance if the anticipated benefits of the special situation do not materialize.

      "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.

PORTFOLIO MANAGEMENT


      The Credit Suisse Mid-Cap Growth Team is responsible for the day-to-day management of the portfolio. The team currently consists of Marian U. Pardo, Calvin E. Chung, Leo M. Bernstein and Eric M. Wiegand. See "Meet the Managers."

                              FINANCIAL HIGHLIGHTS


The figures below have been audited by the portfolio's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the portfolio's financial statements is included in the portfolio's Annual Report.

-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED:                                         12/04          12/03          12/02          12/01          12/00
-----------------------------------------------------------------------------------------------------------------------------
Per share data
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                 $ 10.90        $  7.60        $ 10.75        $ 12.86        $ 13.07
-----------------------------------------------------------------------------------------------------------------------------
Investment Operations:

Net investment income (loss)                         (0.11)         (0.08)         (0.08)         (0.08)         (0.06)(1)

Net gain (loss) on investments
  (both realized and unrealized)                      1.54           3.38          (3.07)         (2.03)         (0.14)
-----------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                 1.43           3.30          (3.15)         (2.11)         (0.20)
-----------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:

Dividends from net investment income                    --             --             --             --          (0.00)(2)

Distributions from net realized gains                   --             --             --             --          (0.01)
-----------------------------------------------------------------------------------------------------------------------------
     Total dividends and distributions                  --             --             --             --          (0.01)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                       $ 12.33        $ 10.90        $  7.60        $ 10.75        $ 12.86
-----------------------------------------------------------------------------------------------------------------------------
Total return(3)                                      13.12%         43.42%        (29.30)%       (16.41)%        (1.53)%
-----------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)             $42,452        $41,569        $30,754        $51,290        $55,882

Ratio of expenses to average net assets(4)            1.25%          1.25%          1.25%          1.25%          1.26%

Ratio of net investment (loss) to average
  net assets                                         (0.87)%        (0.90)%        (0.84)%        (0.81)%        (0.45)%

Decrease reflected in above operating expense
  ratios due to waivers/reimbursements                0.08%          0.14%          0.11%          0.04%          0.04%

Portfolio turnover rate                                124%            73%            74%           173%           135%
-----------------------------------------------------------------------------------------------------------------------------

(1) Per share information is calculated using the average shares outstanding method.

(2)   This amount represents less than $0.01 per share.

(3) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

(4) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .01% for the year ended December 31, 2000. The Portfolio's net operating expense ratio after reflecting these arrangements was 1.25% for the year ended December 31, 2000. For the years ended December 31, 2004, 2003, 2002 and 2001, there was no effect on the net operating expense ratio because of transfer agent credits.

                                MORE ABOUT RISK

INTRODUCTION


      The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The preceding discussion of the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.


      The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

      The portfolio offers its shares to (1) insurance company separate accounts that fund both variable contracts and variable life insurance contracts and (2) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio, which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of the portfolio to any variable contract or plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

TYPES OF INVESTMENT RISK

      The following risks are referred to throughout this Prospectus.

      Correlation risk The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

      Credit risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

      Currency risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.


      Exposure risk The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.


      o Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

      o Speculative To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

      Information risk Key information about an issuer, security or market may be inaccurate or unavailable.

      Interest-rate risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

      Liquidity risk Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

      Market risk The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

      Operational risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

      Political risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

      Valuation risk The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

|X|   Permitted without limitation; does not indicate actual use


20% Bold type (e.g., 20%) represents an investment limitation as a percentage of net portfolio assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of total portfolio assets; does not indicate actual use

|_|   Permitted, but not expected to be used to a significant extent


--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                       LIMIT
--------------------------------------------------------------------------------

Borrowing The borrowing of money from banks to meet redemptions or for other temporary or emergency purposes. Speculative
exposure risk.                                                           33 1/3%
--------------------------------------------------------------------------------

Foreign securities Securities of foreign issuers. May include depository receipts. Currency, information, liquidity, market,
operational, political, valuation risks.                                     10%
--------------------------------------------------------------------------------


Futures and options on futures Exchange-traded contracts that enable the portfolio to hedge against or speculate on future changes in currency values, interest rates or stock indexes.
Futures obligate the portfolio (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1) Correlation, currency, hedged
exposure, interest-rate, market, speculative exposure risks.(2)              |_|
--------------------------------------------------------------------------------


Investment-grade debt securities Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Credit, interest-rate, market risks.                     20%
--------------------------------------------------------------------------------

Non-investment-grade debt securities Debt securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or
Moody's rating service, and unrated securities of comparable quality. Commonly referred to as junk bonds. Credit, information,
interest-rate, liquidity, market, valuation risks.                            5%
--------------------------------------------------------------------------------

Options Instruments that provide a right to buy (call) or sell
(put) a particular security, currency or index of securities at a fixed price within a certain time period. The portfolio may
purchase or sell (write) both put and call options for hedging or speculative purposes.1 Correlation, credit, hedged exposure,
liquidity, market, speculative exposure, valuation risks.                    25%
--------------------------------------------------------------------------------

Restricted and other illiquid securities Certain securities with restrictions on trading, or those not actively traded. May
include private placements. Liquidity, market, valuation risks.              10%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                       LIMIT
--------------------------------------------------------------------------------

Securities lending Lending portfolio securities to financial institutions; the portfolio receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                                 33 1/3%
--------------------------------------------------------------------------------

Short positions Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If the portfolio were to take short positions in stocks that increase in value, then the portfolio would have to repurchase the securities at that higher price and it would be likely to underperform similar mutual funds that do not take
short positions. Liquidity, market, speculative exposure risks.              |_|
--------------------------------------------------------------------------------

Short sales "against the box" A short sale when the portfolio owns enough shares of the security involved to cover the borrowed
securities, if necessary. Liquidity, market, speculative exposure risks.     10%
--------------------------------------------------------------------------------

Special-situation companies Companies experiencing unusual
developments affecting their market values. Special situations may include acquisition, consolidation, reorganization,
recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation.
Securities of a special-situation company could decline in value and hurt the portfolio's performance if the anticipated benefits
of the special situation do not materialize. Information, market risks.      |X|
--------------------------------------------------------------------------------

Start-up and other small companies Companies with small relative market capitalizations, including those with continuous
operations of less than three years. Information, liquidity,
market, valuation risks.                                                     |X|
--------------------------------------------------------------------------------

Temporary defensive tactics Placing some or all of the
portfolio's assets in investments such as money-market
obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the portfolio's principal investment
strategies and might prevent the portfolio from achieving its goal.          |_|
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                        LIMIT
--------------------------------------------------------------------------------

Warrants Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                                          10%
--------------------------------------------------------------------------------

When-issued securities and forward commitments The purchase or sale of securities for delivery at a future date; market value may change before delivery. Liquidity, market, speculative
exposure risks.                                                              20%
--------------------------------------------------------------------------------

(1) The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

(2) The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

                               MEET THE MANAGERS


The Credit Suisse Mid-Cap Growth Team is responsible for the day-to-day management of the portfolio. The team currently consists of Marian U. Pardo, Calvin E. Chung, Leo M. Bernstein and Eric M. Wiegand. The team is co-headed by Ms. Pardo and Mr. Weigand, who are jointly responsible for security selection, trade instruction, portfolio construction and risk management. They are supported by Mr. Bernstein and Mr. Chung, who are small company specialists and provide small cap stock ideas for the portfolio. They also draw upon the contributions of CSAM's large capitalization and small capitalization sector specialists, equity analysts, and the quantitative assistance of CSAM Quantitative Resources Group.

Marian U. Pardo, Managing Director, joined CSAM in January 2003, and specializes in large- and mid-capitalization U.S. growth equities. She is the senior adviser to the Mid-Cap Growth Team and has been a team member of the portfolio since 2004. She was previously with J.P. Morgan Fleming Asset Management where, from 1999 to December 2002, she served as managing director and co-manager of the U.S. Small Company Fund. During 1998, Ms. Pardo served as president and founding partner of Pardo Capital, a start-up investment limited partnership specializing in small and mid-cap U.S. equities. From 1994 to 1998, Ms. Pardo served as managing director and a portfolio manager at J.P. Morgan Investment Management. Between 1968 and 1994, she managed portfolios of large-, mid- and small-capitalization U.S. equities; was an equity analyst specializing in banking and financial services; and managed portfolios of special investments. Ms. Pardo holds a B.A. in economics from Barnard College.

Calvin E. Chung, CFA, Director, is the co-lead portfolio manager of the portfolio and has been a team member of the portfolio since 2004. He joined CSAM in 2000 from Eagle Asset Management, where he was a vice president and senior technology equity analyst from 1997 to 1999. Previously, he was a research associate at Fidelity Management and Research and a financial-services advisor at MetLife Resources. Mr. Chung holds a B.A. in economics from Brandeis University and an M.B.A. in finance from the University of Chicago Graduate School of Business.

Leo M. Bernstein, Director, is an analyst and co-portfolio manager specializing in all sectors of technology hardware (telecommunications equipment, semiconductors and optical components) in U.S. small- and mid-capitalization, post-venture capital and distribution management equity portfolios. He is the co-lead portfolio manager of the portfolio and has been a team member of the portfolio since 2004. He joined CSAM in 1999 after earning an M.B.A. from the University of Chicago Graduate School of Business. Previously, he was an equity research associate at Morgan Stanley Dean Witter specializing in data networking and PC hardware and software companies. Mr. Bernstein holds a B.A. in English and economics from Amherst College.


           Job titles indicate position with the investment adviser.

Eric M. Wiegand, Director, is a portfolio manager specializing in focused multi-capitalization and mid-cap growth U.S. equities and has been a team member of the portfolio since November 2004. He joined Credit Suisse Asset Management, LLC in 1999 from First Union National Bank, where he was a Senior Vice President and fund manager. Previously, he was a Vice President and senior portfolio manager at PNC Financial and a Vice President and fund manager at First Fidelity Bancorp. Mr. Wiegand holds a B.A. in economics from the University of Pittsburgh.

      The Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.

           Job titles indicate position with the investment adviser.

                           MORE ABOUT YOUR PORTFOLIO

SHARE VALUATION

      The net asset value (NAV) of the portfolio is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern
Time) each day the NYSE is open for business. It is calculated by dividing the portfolio's total assets, less its liabilities, by the number of shares outstanding.


      The portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

      The portfolio's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A portfolio that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its net asset value.


      Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its prices. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

DISTRIBUTIONS

      As a portfolio investor, you will receive distributions.

      The portfolio earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.


      The portfolio typically distributes dividends and capital gains annually, usually in December. The portfolio may make additional distributions at other times if necessary to avoid a federal tax. Unless otherwise specified, distributions will be reinvested automatically in additional shares of the portfolio.

      Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.csam.com/us or by calling 800-222-8977.


TAXES


      Because shares of the portfolio may be purchased only through variable contracts and plans, income dividends and capital gain distributions from the portfolio are taxable, if at all, to the participating insurance companies and plans, and the variable contract owner or plan participant generally will not be subject to tax on such dividends and distributions until they are distributed to such owner or participant from their respective variable contract or plan. For a discussion of the tax status of a variable contract or pension or retirement plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.

      The portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Code on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

      Because each contract holder's situation is unique, ask your tax professional about the tax consequences of your investment.


STATEMENTS AND REPORTS

      The portfolio produces financial reports, which include a list of the portfolio's holdings, semiannually and updates its prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the portfolio. If you would like to receive additional reports, prospectuses or proxy statements, please call 800-222-8977.


      The portfolio discloses its portfolio holdings and certain of the portfolio's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.csam.com/us. This information is posted on the portfolio's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month are posted on the website. A description of the portfolio's policies and procedures with respect to disclosure of its portfolio securities is available in the portfolio's SAI.

                            BUYING AND SELLING SHARES

      You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable-annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.

      An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

      Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

      The portfolio reserves the right to:


o change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions


o     charge a wire redemption fee

o make a "redemption in kind" - payment in portfolio securities rather than cash - for certain large redemption amounts that could hurt portfolio operations

o suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)


o stop offering the portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

FREQUENT PURCHASES AND
SALES OF PORTFOLIO SHARES

      Frequent purchases and redemptions of portfolio shares present risks to the contract owners or plan participants who hold shares of the portfolio through their annuity contracts or pension plans over the long term. These risks include the potential for dilution in the value of portfolio shares; interference with the efficient management of the portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the portfolio's investment objective; losses on the sale of investments resulting from the need to sell securities at less favorable prices; and increased brokerage and administrative costs. These risks may be greater for portfolios investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for portfolio holdings (e.g., "time zone arbitrage").

      The portfolio will take steps to detect and eliminate excessive trading in portfolio shares, pursuant to the portfolio's policies as described in this Prospectus and approved by the Board of Trustees. The portfolio defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. A contract owner or plan participant that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. However, the portfolio's shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, or to tax-qualified pension and retirement plans. These shareholders typically hold portfolio shares for a number of contracts or participants in a single account, and the portfolio generally has little or no access to the records of individual contract holders or plan participants. As a result, the portfolio is dependent on the rights, ability and willingness of these participating insurance companies and plans to enforce the portfolio's excessive trading policies. It should also be noted that insurance company separate accounts and plans may have their own policies and procedures to detect and prevent excessive trading in shares of the underlying mutual funds they offer, which may define market timing differently than the portfolio does and have different consequences associated with it. The portfolio works with insurance companies and plans that offer portfolio shares to detect and eliminate excessive trading activity by contract holders and plan participants, but there can be no assurance that excessive trading in portfolio shares will not occur. As a result, some contract holders or plan participants may be able to engage in market timing while other contract holders or plan participants are harmed by such activity.

      The portfolio reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the insurance contract or plan. In particular, the portfolio reserves the right to reject a purchase or an exchange purchase order from any insurance contract or plan that in its opinion has not taken effective steps to detect and prevent frequent purchases and sales of portfolio shares.

      The portfolio has also adopted fair valuation policies to protect the portfolio from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Portfolio - Share Valuation."

      The portfolio's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

                                OTHER INFORMATION

ABOUT THE DISTRIBUTOR


      Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, serves as distributor of the portfolio's shares. CSAMSI or its affiliates (including CSAM) may make payments out of their own resources to firms offering shares of the portfolio for providing administration, subaccounting, transfer agency and/or other services. CSAMSI or its affiliates may also make payments out of past profits and other available sources for marketing, promotional or related expenses. Such payments may be made to insurance companies and other entities offering shares of the portfolio and/or providing services with respect to such shares. The amount of these payments is determined by CSAMSI or its affiliates and may be substantial. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Trust - Distribution and Shareholder Servicing" in the SAI.

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                                       26

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                                       27

                              FOR MORE INFORMATION

      This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select a portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:


ANNUAL/SEMIANNUAL
REPORTS TO SHAREHOLDERS


      Includes financial statements, portfolio investments and detailed performance information.

      The Annual Report also contains a letter from the portfolio managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

OTHER INFORMATION



      A current SAI, which provides more details about the portfolio, is on file with the SEC and is incorporated by reference.

      You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.


   Please contact the Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY FACSIMILE:
   646-354-5026

BY MAIL:
   Credit Suisse Trust
   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Trust
   66 Brooks Drive
   Braintree, MA 02184


ON THE INTERNET:
   www.csam.com/us

The portfolio's SAI and Annual and Semiannual Reports are available on its website, www.csam.com/us.


SEC file numbers:
Credit Suisse Trust                                                    811-07261


P.O. BOX 55030, BOSTON, MA 02205-5030                        CREDIT | ASSET
800-222-8977  o  WWW.CSAM.COM/US                             SUISSE | MANAGEMENT

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.     TRMCG-PRO-0505

                                                             CREDIT | ASSET
                                                             SUISSE | MANAGEMENT

CREDIT SUISSE FUNDS

Prospectus


May 1, 2005


                     CREDIT SUISSE TRUST


                     o GLOBAL SMALL CAP PORTFOLIO


Credit Suisse Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

As with all mutual funds, the Securities and Exchange Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

The Trust is advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS ...............................................................     4
   Goals and Principal Strategies ........................................     4
   A Word About Risk .....................................................     4
   Investor Profile ......................................................     5

PERFORMANCE SUMMARY ......................................................     6
   Year-by-Year Total Returns ............................................     6
   Average Annual Total Returns ..........................................     7

INVESTOR EXPENSES ........................................................     8
   Fees and Portfolio Expenses ...........................................     8
   Example ...............................................................     9

THE PORTFOLIO IN DETAIL ..................................................    10
   The Management Firms ..................................................    10
   Portfolio Information Key .............................................    11
   Goal and Strategies ...................................................    12
   Portfolio Investments .................................................    12
   Risk Factors ..........................................................    12
   Portfolio Management ..................................................    13
   Financial Highlights ..................................................    14

MORE ABOUT RISK ..........................................................    15
   Introduction ..........................................................    15
   Types of Investment Risk ..............................................    15
   Certain Investment Practices ..........................................    17

MEET THE MANAGERS ........................................................    21


MORE ABOUT YOUR PORTFOLIO ................................................    22
   Share Valuation .......................................................    22
   Distributions .........................................................    22
   Taxes .................................................................    23
   Statements and Reports ................................................    23


BUYING AND SELLING SHARES ................................................    24


OTHER INFORMATION ........................................................    26
   About the Distributor .................................................    26


FOR MORE INFORMATION .............................................    back cover

                                   KEY POINTS

                          GOAL AND PRINCIPAL STRATEGIES


------------------------------------------------------------------------------------------------------
GOAL                   PRINCIPAL STRATEGIES                                PRINCIPAL RISK FACTORS
------------------------------------------------------------------------------------------------------
Long-term growth       o   Invests at least 80% of its net               o    Foreign securities
of capital                 assets, plus any borrowings for
                           investment purposes, in equity                o    Market risk
                           securities of small companies from
                           at least three countries, including           o    Special-situation
                           the U.S.                                           companies

                       o   Intends to invest at least 30% of             o    Start-up and other small
                           assets in non-U.S. companies                       companies

                       o   Seeks to identify through a
                           bottom-up investment approach
                           fundamentally strong companies
                           trading at a discount to their
                           projected growth rates or intrinsic
                           asset values

                       o   Will sell securities to realize profits,
                           limit losses or take advantage of
                           better investment opportunities
------------------------------------------------------------------------------------------------------


A WORD ABOUT RISK

      All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

      Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

      Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FOREIGN SECURITIES

      Since the portfolio invests outside the U.S., it carries additional risks that include:

o Currency risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The portfolio may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

o Information risk Key information about an issuer, security or market may be inaccurate or unavailable.

o Political risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic-policy changes, social and political instability, military action and war.

MARKET RISK

      The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

SPECIAL-SITUATION COMPANIES

      "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

START-UP AND OTHER SMALL COMPANIES

      Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity and other risks. Key information about the company may be inaccurate or unavailable.

INVESTOR PROFILE

      This portfolio is designed for investors who:

o     are investing for long-term goals

o are willing to assume the risk of losing money in exchange for attractive potential long-term returns

o     want to diversify their investments internationally

o     are investing for capital appreciation

o     want to diversify their investments with more aggressive stock funds

      It may NOT be appropriate if you:

o     are investing for a shorter time horizon

o     are uncomfortable with an investment that will fluctuate in value

o     want to limit your exposure to foreign securities

o     are looking for income

      You should base your investment decision on your own goals, risk preferences and time horizon.

PERFORMANCE SUMMARY


The bar chart below and the table on the next page provide an indication of the risks of investing in this portfolio. The bar chart shows you how the portfolio's performance has varied from year to year for up to 10 years. The table compares the portfolio's performance over time to that of a broad based securities market index and other indexes. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges and expenses would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of future performance. Prior to February 21, 2005, the portfolio followed a different investment policy under the name "Credit Suisse Trust - International Focus Portfolio."

                                           YEAR-BY-YEAR TOTAL RETURNS
-------------------------------------------------------------------------------------------------------------------
YEAR ENDED 12/31:                  1997     1998      1999      2000       2001       2002      2003      2004
-------------------------------------------------------------------------------------------------------------------
Best quarter: 51.65% (Q4 99)
Worst quarter: -27.99% (Q4 00)    13.34%    6.87%    62.94%    -18.94%    -28.63%    -34.16%    47.66%    17.99%
Inception date: 9/30/96

-------------------------------------------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS


---------------------------------------------------------------------------------------------------------
                                                      ONE YEAR     FIVE YEARS     LIFE OF     INCEPTION
  PERIOD ENDED 12/31/04:                                2004       2000-2004     PORTFOLIO      DATE
---------------------------------------------------------------------------------------------------------
GLOBAL SMALL CAP PORTFOLIO                             17.99%        -7.87%        3.02%       9/30/96
---------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP GROWTH INDEX(1)
(reflects no deduction for fees and expenses)          15.48%        -3.35%        8.06%
---------------------------------------------------------------------------------------------------------
MSCI WORLD INDEX(2)
(reflects no deduction for fees and expenses)          12.84%        -3.82%        6.78%
---------------------------------------------------------------------------------------------------------
MSCI WORLD SMALL CAP INDEX(3)
(reflects no deduction for fees, expenses
or taxes)                                              22.55%         8.74%        7.50%
---------------------------------------------------------------------------------------------------------

(1) The Russell MidCap(R) Growth Index measures the performance of those companies in the Russell MidCap(R) Index with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

(2) The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

(3) The MSCI World Small Cap Index is an unmanaged broadbased index comprised of small cap companies from 23 developed markets. The index returns shown above are price only and do not reflect the reinvestment of dividends. It is the exclusive property of Morgan Stanley Capital International Inc. In order to reflect changes to the portfolio's investment policy and name, the index replaced the MSCI World Index and the Russell MidCap(R) Growth Index as the portfolio's benchmark effective February 21, 2005. Investors cannot invest directly in an index.


                            UNDERSTANDING PERFORMANCE

o Total return tells you how much an investment in the portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

o A cumulative total return is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

o An average annual total return applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

o Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                           FEES AND PORTFOLIO EXPENSES


This table describes the fees and expenses you may pay as a shareholder. Annual portfolio operating expenses are for the fiscal year ended December 31, 2004. The table and the example below do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

-------------------------------------------------------------------------------
Shareholder fees
 (paid directly from your investment)
-------------------------------------------------------------------------------
Sales charge (load) on purchases                                        NONE
-------------------------------------------------------------------------------
Deferred sales charge (load)                                            NONE
-------------------------------------------------------------------------------
Sales charge (load) on reinvested distributions                         NONE
-------------------------------------------------------------------------------
Redemption fees                                                         NONE
-------------------------------------------------------------------------------
Exchange fees                                                           NONE
-------------------------------------------------------------------------------
Annual portfolio operating expenses
 (deducted from portfolio assets)
-------------------------------------------------------------------------------
Management fee                                                          1.25%
-------------------------------------------------------------------------------
Distribution and service (12b-1) fee                                    NONE
-------------------------------------------------------------------------------
Other expenses                                                          0.32%
-------------------------------------------------------------------------------
Total annual portfolio operating expenses*                              1.57%
-------------------------------------------------------------------------------

* Expected fees and expenses for the fiscal year ending December 31, 2005 are shown below. Fee waivers and expense reimbursements are voluntary and may be discontinued at any time:


EXPENSES AFTER WAIVERS,
REIMBURSEMENTS AND CREDITS


Management fee                                                           1.08%
Distribution and service (12b-1) fee                                     NONE
Other expenses                                                           0.32%
                                                                         ----
Net annual portfolio operating expenses                                  1.40%

                                    EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements and credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


--------------------------------------------------------------------------------
     ONE YEAR           THREE YEARS             FIVE YEARS       TEN YEARS
--------------------------------------------------------------------------------
       $160                $496                    $855           $1,867
--------------------------------------------------------------------------------

                             THE PORTFOLIO IN DETAIL

THE MANAGEMENT FIRMS

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

o     Investment adviser for the portfolio

o Responsible for managing the portfolio's assets according to its goal and strategies and supervising the activities of the sub-investment advisers for the portfolio

o A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients


o As of December 31, 2004, Credit Suisse Asset Management companies manage approximately $27.4 billion in the U.S. and $341.7 billion globally

o Credit Suisse Asset Management has offices in 16 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Amsterdam, Budapest, Frankfurt, Luxembourg, Madrid, Milan, Paris, Prague, Sao Paulo, Singapore, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

      For the 2004 fiscal year, the portfolio paid CSAM 1.08% of its average net assets for advisory services.


      For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.


CREDIT SUISSE ASSET
MANAGEMENT LIMITED
Beaufort House
15 St. Botolph Street
London, EC3A 7JJ
United Kingdom


o     Sub-investment adviser for the portfolio

o Responsible for assisting CSAM in the management of the portfolio's international assets according to its goal and strategies


o     Also a member of Credit Suisse Asset Management

CREDIT SUISSE ASSET
MANAGEMENT LIMITED
Level 32 Gateway
1 Macquarie Place
Sydney NSW 2000
Australia


o     Sub-investment adviser for the portfolio

o Responsible for assisting CSAM in the management of the portfolio's international assets according to its goal and strategies

o     Also a member of Credit Suisse Asset Management

PORTFOLIO INFORMATION KEY

      A concise description of the portfolio begins on the next page. The description provides the following information:

GOAL AND STRATEGIES

      The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

      The principal types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS

      The principal risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

      The individuals designated by the investment adviser to handle the portfolio's day-to-day management.

FINANCIAL HIGHLIGHTS


      A table showing the portfolio's audited financial performance for up to five years. Certain Information in the table reflects financial results for a single portfolio share.


o Total return How much you would have earned or lost on an investment in the portfolio, assuming you had reinvested all dividend and capital-gain distributions.

o Portfolio turnover An indication of trading frequency. The portfolio may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance.

      The Annual Report includes the auditor's report, along with the portfolio's financial statements. It is available free upon request through the methods described on the back cover of this Prospectus.

GOAL AND STRATEGIES


      The portfolio seeks long-term growth of capital. To pursue this goal, it invests in equity securities of small U.S. and foreign companies. Under normal market conditions, the portfolio will invest at least:

o 80% of net assets, plus any borrowings for investment purposes, in equity securities of small companies from at least three countries, including the U.S.

o 30% of assets in companies located or conducting a majority of their business outside the U.S.

      The portfolio managers use a bottom-up investment approach to identify fundamentally strong companies trading at a discount to their projected growth rates or intrinsic asset values (i.e., the present value of the future cash flows that it will generate).

      In choosing securities, the managers look at a number of factors, including:

o     price/earnings growth

o     revenue growth

o     asset/book value

o     strong returns on capital

o     reliability and effectiveness of management

o whether the price of the security is attractive as compared to its competitors

      The portfolio will seek capital appreciation by taking advantage of both growth and value opportunities, based on the managers' view of individual companies. The portfolio is not required to maintain any specific portion of its assets in growth or value stocks and the portion of the portfolio's assets invested in either will vary depending on market conditions.

      The portfolio managers generally will sell stocks when there has been a fundamental change in the company's prospects or where price appreciation brings its expectation of profit growth to a rate at or below that implied by the current market value. The portfolio managers may sell securities for a variety of other reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

      The portfolio considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies in the MSCI World Small Cap Index at the time of purchase. As of December 2004, the MSCI World Small Cap Index included companies with market capitalization between $118 million and $2.3 billion.

      Some companies may outgrow the definition of a small company after the portfolio has purchased their securities. These companies continue to be considered small for purposes of the portfolio's minimum 80% allocation to small company equities. In addition, the portfolio may invest in companies of any size once the 80% policy is met. As a result, the portfolio's average market capitalization may sometimes exceed that of the largest company in the MSCI World Small Cap Index.

      The portfolio will diversify its investments across companies, industries and countries.

      The portfolio's 80% investment policy may be changed by the Board of Directors upon 60 days' notice to shareholders.

PORTFOLIO INVESTMENTS

      This portfolio's equity holdings may include:

o     common stocks and preferred stocks

o     rights and warrants

o     securities convertible into common stocks

o     partnership interests

      The portfolio may invest:

o     up to 20% of net assets in debt securities

o up to 10% of assets in private funds that invest in private equity and in venture-capital companies

o     without limit in special-situation companies

o     without limit in foreign securities

      To a limited extent, the portfolio may also engage in other investment practices.

RISK FACTORS


The portfolio's principal risk factors are:

o     foreign securities

o     market risk

o     special-situation companies

o     start-up and other small companies

      The value of your investment generally will fluctuate in response to stock-market movements. Because the portfolio invests internationally, it carries additional risks, including currency, information and political risks. Investing in start-up and other small companies may expose the portfolio to increased market liquidity and information risks. These risks are defined in "More About Risk."


      Securities of special-situation companies may decline in value and hurt the portfolio's performance if the anticipated benefits of the special situation do not materialize.


      To the extent that the portfolio invests in private funds or focuses on a single country or region, it takes on additional risks that could hurt its performance. Investing in private funds involves liquidity, valuation and other risks. Focusing on a single country or region may cause the portfolio to be more volatile than a more geographically diversified equity fund. "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.

PORTFOLIO MANAGEMENT


      The Credit Suisse Global Small Cap Team is responsible for the day-to-day management of the portfolio. The current team members are Leo M. Bernstein, Calvin E. Chung and Crispin Finn. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS


The figures below have been audited by the portfolio's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the portfolio's financial statements is included in the portfolio's Annual Report.

--------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED:                                 12/04        12/03        12/02        12/01       12/00(1)
--------------------------------------------------------------------------------------------------------------------
Per share data
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $  9.45      $  6.40      $  9.72      $ 13.62       $ 19.26
--------------------------------------------------------------------------------------------------------------------
Investment Operations:

Net investment loss                                     (0.09)       (0.06)       (0.08)       (0.09)        (0.09)

Net gain (loss) on investments and
  foreign currency related items
  (both realized and unrealized)                         1.79         3.11        (3.24)       (3.81)        (3.56)
--------------------------------------------------------------------------------------------------------------------
  Total from investment operations                       1.70         3.05        (3.32)       (3.90)        (3.65)
--------------------------------------------------------------------------------------------------------------------
Less Distributions
Distributions from net realized gains                      --           --           --           --         (1.99)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $ 11.15      $  9.45      $  6.40      $  9.72       $ 13.62
--------------------------------------------------------------------------------------------------------------------
  Total return(2)                                       17.99%       47.66%      (34.16)%     (28.63)%      (18.94)%
--------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)              $110,110     $102,577     $60,633      $160,658      $168,034

Ratio of expenses to average net assets(3)               1.40%        1.40%        1.40%        1.40%         1.42%

Ratio of net investment loss to average net assets      (0.85)%      (0.94)%      (0.90)%      (0.84)%%      (0.75)

Decrease reflected in above operating
  expense ratios due to waivers/reimbursements           0.17%        0.23%        0.31%        0.21%         0.11%

Portfolio turnover rate                                    79%          86%          86%         121%           69%
--------------------------------------------------------------------------------------------------------------------


(1) Certain distribution amounts have been reclassified to conform to the current year presentation.

(2) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.


(3) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the portfolio's net expense ratio by .02% for the year ended December 31, 2000. The portfolio's net operating expense ratio after reflecting these arrangements was 1.40% for the year ended December 31, 2000. For the years ended December 31, 2004, 2003, 2002 and 2001, there were no effect on the net operating expense ratio because of transfer agent credits.

                                 MORE ABOUT RISK

INTRODUCTION

      The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The discussion of the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.

      The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.


      The portfolio offers its shares to (1) insurance company separate accounts that fund both variable-annuity contracts and variable life insurance contracts and (2) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable-annuity contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of the portfolio to any variable-annuity contract or plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.


TYPES OF INVESTMENT RISK

      The following risks are referred to throughout this Prospectus.

      Access risk Some countries may restrict the portfolio's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the portfolio.

      Correlation risk The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

      Credit risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.


      Currency risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses.


      Exposure risk The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

      o Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

      o Speculative To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

      Extension risk An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

      Information risk Key information about an issuer, security or market may be inaccurate or unavailable.

      Interest-rate risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

      Liquidity risk Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

      Market risk The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

      Operational risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

      Political risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

      Prepayment risk Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the portfolio would generally have to reinvest the proceeds at lower rates.

      Valuation risk The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

|X|   Permitted without limitation; does not indicate actual use


20% Bold type (e.g., 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use


20% Roman type (e.g., 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use


|_|   Permitted, but not expected to be used to a significant extent

------------------------------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                                                           LIMIT
------------------------------------------------------------------------------------------------------------------------
Borrowing The borrowing of money from banks to meet redemptions or for other temporary
or emergency purposes. Speculative exposure risk.                                                              33 1/3%
------------------------------------------------------------------------------------------------------------------------

Country/region focus Investing a significant portion of portfolio assets in a single country or region. Market swings in the targeted country or region will be likely to have a greater effect on portfolio performance than they would in a more geographically diversified equity portfolio.
Currency, market, political risks.                                                                               |X|
------------------------------------------------------------------------------------------------------------------------

Currency transactions Instruments, such as options, futures, forwards or swaps, intended to manage portfolio exposure to currency risk or to enhance total return. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates. Correlation, credit, currency, hedged exposure, liquidity, political,
speculative exposure, valuation risks.(1)                                                                        |X|
------------------------------------------------------------------------------------------------------------------------

Emerging markets Countries generally considered to be relatively less developed or industrialized.
Emerging markets often face economic problems that could subject the portfolio to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the portfolio to risks beyond those generally encountered in developed countries. Access, currency, information, liquidity, market, operational,
political, valuation risks.                                                                                       |_|
------------------------------------------------------------------------------------------------------------------------

Equity and equity related securities Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market
movements or negative company or industry events. Liquidity, market, valuation risks.                             |X|
------------------------------------------------------------------------------------------------------------------------

Foreign securities Securities of foreign issuers. May include depository receipts. Currency,
information, liquidity, market, operational, political, valuation risks.                                          |X|
------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                                                               LIMIT
-----------------------------------------------------------------------------------------------------------------------------
Futures and options on futures Exchange-traded contracts that enable the portfolio to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the portfolio (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1) Correlation, currency, hedged exposure,
interest-rate, market, speculative exposure risks.(2)                                                                |_|
-----------------------------------------------------------------------------------------------------------------------------

Investment-grade debt securities Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of
comparable quality. Credit, interest-rate, market risks.                                                             20%
-----------------------------------------------------------------------------------------------------------------------------

Mortgage-backed and asset-backed securities Debt securities backed by pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations
(CMOs), or other receivables. Credit, extension, interest-rate, liquidity, prepayment risks.                         |_|
-----------------------------------------------------------------------------------------------------------------------------

Non-investment-grade debt securities Debt securities rated below the fourth-highest grade
(BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Commonly referred to as junk bonds. Credit, information, interest-rate, liquidity, market,
valuation risks.                                                                                                      5%
-----------------------------------------------------------------------------------------------------------------------------

Options Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The portfolio may purchase or sell
(write) both put and call options for hedging or speculative purposes.(1) Correlation, credit, hedged
exposure, liquidity, market, speculative exposure, valuation risks.                                                  25%
-----------------------------------------------------------------------------------------------------------------------------

Private funds Private limited partnerships or other investment funds that themselves invest in equity or debt securities of:
o companies in the venture-capital or post-venture-capital stages of development
o companies engaged in special situations or changes in corporate control, including buyouts
  Information, liquidity, market, valuation risks.                                                                   10%
-----------------------------------------------------------------------------------------------------------------------------

Privatization programs Foreign governments may sell all or part of their interests in enterprises they
own or control. Access, currency, information, liquidity, operational, political, valuation risks.                   |_|
-----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                                                               LIMIT
---------------------------------------------------------------------------------------------------------------------------
Real-estate investment trusts (REITs) Pooled investment vehicles that invest primarily in income-
producing real-estate-related loans or interests. Credit, liquidity, interest-rate, market risks.                    |_|
---------------------------------------------------------------------------------------------------------------------------

Restricted and other illiquid securities Certain securities with restrictions on trading, or those
not actively traded. May include private placements. Liquidity, market, valuation risks.                             15%
---------------------------------------------------------------------------------------------------------------------------

Securities lending Lending portfolio securities to financial institutions; the portfolio receives cash,
U.S. government securities or bank letters of credit as collateral. Credit, liquidity, market risks.               33 1/3
---------------------------------------------------------------------------------------------------------------------------

Short positions Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If the portfolio were to take short positions in stocks that increase in value, then the portfolio would have to repurchase the securities at that higher price and it would be likely to underperform similar mutual funds that do not take short positions. Liquidity,
market, speculative exposure risks.                                                                                  10%
---------------------------------------------------------------------------------------------------------------------------

Short sales "against the box" A short sale when the portfolio owns enough shares of the security
involved to cover the borrowed securities, if necessary. Liquidity, market, speculative exposure risks.              10%
---------------------------------------------------------------------------------------------------------------------------

Special-situation companies Companies experiencing unusual developments affecting their market values. Special situations may include acquisition, consolidation, reorganization, recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation.
Securities of a special-situation company could decline in value and hurt the portfolio's performance
if the anticipated benefits of the special situation do not materialize. Information, market risks.                  |X|
---------------------------------------------------------------------------------------------------------------------------

Start-up and other small companies Companies with small relative market capitalizations, including
those with continuous operations of less than three years. Information, liquidity, market, valuation risks.          |X|
---------------------------------------------------------------------------------------------------------------------------

Swaps A contract between the portfolio and another party in which the parties agree to exchange streams of payments based on certain benchmarks. For example, the portfolio may use swaps to gain access to the performance of a benchmark asset (such as an index or one or more stocks) where the portfolio's direct investment is restricted. Credit, currency, interest-rate, liquidity, market, political, speculative exposure,
valuation risks.                                                                                                     |_|
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                                                           LIMIT
-----------------------------------------------------------------------------------------------------------------------
Temporary defensive tactics Placing some or all of the portfolio's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the portfolio's principal investment strategies and might prevent the
portfolio from achieving its goal.                                                                              |_|
-----------------------------------------------------------------------------------------------------------------------

Warrants Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time. Liquidity, market,
speculative exposure risks.                                                                                     10%
-----------------------------------------------------------------------------------------------------------------------

When-issued securities and forward commitments The purchase or sale of securities for delivery at a future date; market value may change before delivery. Liquidity, market, speculative
exposure risks.                                                                                                 20%
-----------------------------------------------------------------------------------------------------------------------


(1) The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

(2) The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

                               MEET THE MANAGERS


The Credit Suisse Global Small Cap Team is responsible for the day-to-day management of the portfolio. The current team members are Leo M. Bernstein, Calvin E. Chung and Crispin Finn. Mr. Bernstein and Mr. Chung manage the U.S. portion of the portfolio and Mr. Finn manages the non-U.S. portion.


Leo M. Bernstein, Director, is an analyst and co-portfolio manager specializing in all sectors of technology hardware (telecommunications equipment, semiconductors and optical components) in U.S. small- and mid-capitalization, post-venture capital and distribution management equity portfolios. He has been a team member of the portfolio since 2004. He joined CSAM in 1999 after earning an M.B.A. from the University of Chicago Graduate School of Business. Previously, he was an equity research associate at Morgan Stanley Dean Witter specializing in data networking and PC hardware and software companies. Mr. Bernstein holds a B.A. in English and economics from Amherst College.

Calvin E. Chung, CFA, Director, has been a team member of the portfolio since May 2000. He joined CSAM in 2000 from Eagle Asset Management, where he was a vice president and senior technology equity analyst from 1997 to 1999. Previously, he was a research associate at Fidelity Management and Research and a financial-services advisor at MetLife Resources. Mr. Chung holds a B.A. in economics from Brandeis University and an M.B.A. in finance from the University of Chicago Graduate School of Business.


Crispin Finn, Director, is a UK Equity portfolio manager and has been a team member of the portfolio since February 2005. Prior to the acquisition of Sun Life of Canada Asset Management (SLCAM) by CSAM in 2001, he was responsible for the management of a variety of specialist UK equity funds, including responsibility for small cap portfolios. Before joining SLCAM in July 1999, he was employed by Capel Cure Myers, becoming a Director responsible for smaller company funds. Prior to this, he spent a year with Sun Alliance, joining Phillips and Drew in 1985 as an Assistant Fund Manager. Mr. Finn studied Chemical Physics at Bristol University, graduating in 1984. He is a fellow of the Securities Institute.

      The Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.


            Job titles indicate position with the investment adviser.

                            MORE ABOUT YOUR PORTFOLIO

SHARE VALUATION

      The net asset value (NAV) of the portfolio is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern
Time) each day the NYSE is open for business. It is calculated by dividing the portfolio's total assets, less its liabilities, by the number of shares outstanding.


      The portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

      The portfolio's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A portfolio that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its net asset value.


      Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its prices. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.


      The portfolio's investments in private funds will be valued at the time of investment at the amount invested in the private fund, unless and until CSAM determines that such value does not represent fair value, in which case fair value will be determined. Thereafter, investments in private funds held by the portfolio are valued at their "fair values" using procedures approved by the Board of Trustees. CSAM shall review daily the portfolio's fair valued securities.


DISTRIBUTIONS

      As a portfolio investor, you will receive distributions.

      The portfolio earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

      The portfolio typically distributes dividends and capital gains annually, usually in December. The portfolio may make additional distributions if necessary to avoid a federal tax. Unless otherwise specified, distributions will be reinvested automatically in additional shares of the portfolio.


      Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.csam.com/us or by calling 800-222-8977.


TAXES


      Because shares of the portfolio may be purchased only through variable contracts and plans, income dividends and capital gain distributions from the portfolio are taxable, if at all, to the participating insurance companies and plans, and the variable contract owner or plan participant generally will not be subject to tax on such dividends and distributions until they are distributed to such owner or participant from their respective variable contract or plan. For a discussion of the tax status of a variable contract or pension or retirement plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.


      The portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Code on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

STATEMENTS AND REPORTS

      The portfolio produces financial reports, which include a list of the portfolio's holdings, semiannually and updates its prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the portfolio. If you would like to receive additional reports, prospectuses or proxy statements, please call 800-222-8977.


      The portfolio discloses its portfolio holdings and certain of the portfolio's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.csam.com/us. This information is posted on the portfolio's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month are posted on the website. A description of the portfolio's policies and procedures with respect to disclosure of its portfolio securities is available in the portfolio's SAI.

                            BUYING AND SELLING SHARES

      You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable-annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.

      An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

      Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

      The portfolio reserves the right to:


o change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions


o     charge a wire redemption fee

o make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt portfolio operations

o suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

o stop offering the portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)


FREQUENT PURCHASES AND
SALES OF PORTFOLIO SHARES

      Frequent purchases and redemptions of portfolio shares present risks to the contract owners or plan participants who hold shares of the portfolio through their annuity contracts or pension plans over the long term. These risks include the potential for dilution in the value of portfolio shares; interference with the efficient management of the portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the portfolio's investment objective; losses on the sale of investments resulting from the need to sell securities at less favorable prices; and increased brokerage and administrative costs. These risks may be greater for portfolios investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for portfolio holdings (e.g., "time zone arbitrage").

      The portfolio will take steps to detect and eliminate excessive trading in portfolio shares, pursuant to the portfolio's policies as described in this Prospectus and approved by the Board of Trustees. The portfolio defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. A contract owner or plan participant that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. However, the portfolio's shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, or to tax-qualified pension and retirement plans. These shareholders typically hold portfolio shares for a number of contracts or participants in a single account, and the portfolio generally has little or no access to the records of individual contract holders or plan participants. As a result, the portfolio is dependent on the rights, ability and willingness of these participating insurance companies and plans to enforce the portfolio's excessive trading policies. It should also be noted that insurance company separate accounts and plans may have their own policies and procedures to detect and prevent excessive trading in shares of the underlying mutual funds they offer, which may define market timing differently than the portfolio does and have different consequences associated with it. The portfolio works with insurance companies and plans that offer portfolio shares to detect and eliminate excessive trading activity by contract holders and plan participants, but there can be no assurance that excessive trading in portfolio shares will not occur.

      The portfolio reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the insurance contract or plan. In particular, the portfolio reserves the right to reject a purchase or an exchange purchase order from any insurance contract or plan that in its opinion has not taken effective steps to detect and prevent frequent purchases and sales of portfolio shares.

      The portfolio has also adopted fair valuation policies to protect the portfolio from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Portfolio - Share Valuation."

      The portfolio's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

                               OTHER INFORMATION

ABOUT THE DISTRIBUTOR


      Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, serves as distributor of the portfolio's shares. CSAMSI or its affiliates (including CSAM) may make payments out of their own resources to firms offering shares of the portfolio for providing administration, subaccounting, transfer agency and/or other services. CSAMSI or its affiliates may also make payments out of past profits and other available sources for marketing, promotional or related expenses. Such payments may be made to insurance companies and other entities offering shares of the portfolio and/or providing services with respect to such shares. The amount of these payments is determined by CSAMSI or its affiliates and may be substantial. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Trust--Distribution and Shareholder Servicing" in the SAI.

                       This page intentionally left blank

                              FOR MORE INFORMATION

      This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select a portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:


ANNUAL/SEMIANNUAL
REPORTS TO SHAREHOLDERS


      Includes financial statements, portfolio investments and detailed performance information.

      The Annual Report also contains a letter from the portfolio managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

OTHER INFORMATION


      A current Statement of Additional Information (SAI), which provides more details about the portfolio, is on file with the SEC and is incorporated by reference.


      You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

      Please contact the Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and other information, and to make shareholder inquiries:

BY TELEPHONE:
    800-222-8977

BY FACSIMILE:
    646-354-5026

BY MAIL:
    Credit Suisse Trust
    P.O. Box 55030
    Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
    Boston Financial Data Services, Inc.
    Attn: Credit Suisse Trust
    66 Brooks Drive
    Braintree, MA 02184

ON THE INTERNET:


    www.csam.com/us

    The portfolio's SAI and Annual and Semiannual Reports are available on its website, www.csam.com/us.


SEC file numbers:

Credit Suisse Trust                                                    811-07261


P.O. BOX 55030, BOSTON, MA 02205-5030                        CREDIT | ASSET
800-927-2874  o  WWW.CSAM.COM/US                             SUISSE | MANAGEMENT

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.     TRGSC-PRO-0505

                                                             CREDIT | ASSET
                                                             SUISSE | MANAGEMENT

CREDIT SUISSE FUNDS

Prospectus


May 1, 2005


                               CREDIT SUISSE TRUST

                               o INTERNATIONAL FOCUS PORTFOLIO

Credit Suisse Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

As with all mutual funds, the Securities and Exchange Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

The Trust is advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS ................................................................    4
   Goal and Principal Strategies ..........................................    4
   A Word About Risk ......................................................    4
   Investor Profile .......................................................    5

PERFORMANCE SUMMARY .......................................................    6
   Year-by-Year Total Returns .............................................    6
   Average Annual Total Returns ...........................................    7


INVESTOR EXPENSES .........................................................    8
   Fees and Portfolio Expenses ............................................    8
   Example ................................................................    9


THE PORTFOLIO IN DETAIL ...................................................   10
   The Management Firms ...................................................   10
   Portfolio Information Key ..............................................   11
   Goal and Strategies ....................................................   11
   Portfolio Investments ..................................................   12
   Risk Factors ...........................................................   12
   Portfolio Management ...................................................   13
   Financial Highlights ...................................................   14

MORE ABOUT RISK ...........................................................   15
   Introduction ...........................................................   15
   Types of Investment Risk ...............................................   15
   Certain Investment Practices ...........................................   18

MEET THE MANAGERS .........................................................   21


MORE ABOUT YOUR PORTFOLIO .................................................   23
   Share Valuation ........................................................   23
   Distributions ..........................................................   23
   Taxes ..................................................................   24
   Statements and Reports .................................................   24


BUYING AND SELLING SHARES .................................................   25


OTHER INFORMATION .........................................................   27
   About the Distributor ..................................................   27


FOR MORE INFORMATION ..............................................   back cover

                                   KEY POINTS

                         GOAL AND PRINCIPAL STRATEGIES


-----------------------------------------------------------------------------------------------------------
GOAL                        PRINCIPAL STRATEGIES                            PRINCIPAL RISK FACTORS
-----------------------------------------------------------------------------------------------------------
Long-term capital            o   Invests at least 80% of its net             o  Focus risk
appreciation                     assets, plus any borrowings for
                                 investment purposes, in equity              o  Foreign securities
                                 securities of issuers from at least
                                 three foreign countries                     o  Market risk

                             o   Invests in equity securities of
                                 approximately 40 to 60 companies
                                 in major foreign markets.

                             o   Limited emerging-markets
                                 investments

                             o   Favors stocks with discounted
                                 valuations, using a value-based,
                                 bottom-up investment approach
-----------------------------------------------------------------------------------------------------------


A WORD ABOUT RISK

      All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

      Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

      Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FOCUS RISK

      The portfolio generally invests a greater portion of its assets in the securities of a smaller number of issuers. As a result, the portfolio may be subject to greater volatility with respect to its investments than a portfolio that invests in a larger number of securities.

FOREIGN SECURITIES

      Since the portfolio invests outside the U.S., it carries additional risks that include:

o Currency risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The portfolio may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

o Information risk Key information about an issuer, security or market may be inaccurate or unavailable.

o Political risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic-policy changes, social and political instability, military action and war.

MARKET RISK

      The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

INVESTOR PROFILE

      This portfolio is designed for investors who:

o     are investing for long-term goals

o are willing to assume the risk of losing money in exchange for attractive potential long-term returns

o     are investing for capital appreciation

o     want to diversify their investments internationally

      It may NOT be appropriate if you:

o     are investing for a shorter time horizon

o     are uncomfortable with an investment that will fluctuate in value

o     want to limit your exposure to foreign securities

o     are looking for income

      You should base your investment decision on your own goals, risk preferences and time horizon.

                              PERFORMANCE SUMMARY

The bar chart and the table below provide an indication of the risks of investing in this portfolio. The bar chart shows you how the portfolio's performance has varied from year to year for up to 10 years. The table compares the portfolio's performance over time to that of a broad based securities market index. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges and expenses would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of future performance.


                                                YEAR-BY-YEAR TOTAL RETURNS
------------------------------------------------------------------------------------------------------------------------
                                  1996      1997     1998      1999      2000       2001      2002      2003      2004
------------------------------------------------------------------------------------------------------------------------
Best quarter: 32.05% (Q4 99)
Worst quarter: -21.80% (Q3 02)    9.98%    -2.26%    5.35%    53.43%    -25.90%    -22.27    -19.90%    33.09%    14.63%
Inception date: 6/30/95

------------------------------------------------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS


---------------------------------------------------------------------------------------------------------
                                                      ONE YEAR    FIVE YEARS     LIFE OF       INCEPTION
  PERIOD ENDED 12/31/04:                                2004      2000-2004     PORTFOLIO         DATE
---------------------------------------------------------------------------------------------------------
INTERNATIONAL FOCUS PORTFOLIO                           14.63%      -6.78%         2.90%         6/30/95
---------------------------------------------------------------------------------------------------------
MSCI ALL COUNTRY WORLD FREE
EX-USA INDEX(1)
(reflects no deductions for fees and  expenses)         21.36%       0.02%         6.16%
---------------------------------------------------------------------------------------------------------

(1) The Morgan Stanley Capital International All Country World Index Free Ex-USA Index is a free float- adjusted market capitalization index that is designed to measure equity-market performance in the global developed and emerging markets, excluding the U.S. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.


                            UNDERSTANDING PERFORMANCE

o Total return tells you how much an investment in the portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

o A cumulative total return is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

o An average annual total return applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

o Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES


                           FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual portfolio operating expenses are for the fiscal year ended December 31, 2004. The table below and the example on the following page do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

--------------------------------------------------------------------------------
Shareholder fees
 (paid directly from your investment)
--------------------------------------------------------------------------------
Sales charge (load) on purchases                                        NONE
--------------------------------------------------------------------------------
Deferred sales charge (load)                                            NONE
--------------------------------------------------------------------------------
Sales charge (load) on reinvested distributions                         NONE
--------------------------------------------------------------------------------
Redemption fees                                                         NONE
--------------------------------------------------------------------------------
Exchange fees                                                           NONE
--------------------------------------------------------------------------------
Annual portfolio operating expenses
 (deducted from portfolio assets)
--------------------------------------------------------------------------------
Management fee                                                          1.00%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fee                                    NONE
--------------------------------------------------------------------------------
Other expenses                                                          0.37%
--------------------------------------------------------------------------------
Total annual portfolio operating expenses                               1.37%
--------------------------------------------------------------------------------

                                    EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the table above, and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


--------------------------------------------------------------------------------
  ONE YEAR          THREE YEARS              FIVE YEARS         TEN YEARS
--------------------------------------------------------------------------------
    $139                $434                    $750              $1,646
--------------------------------------------------------------------------------

                             THE PORTFOLIO IN DETAIL

THE MANAGEMENT FIRMS

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

o     Investment adviser for the portfolio

o Responsible for managing the portfolio's assets according to its goal and strategies and supervising the activities of the sub-investment advisers for the portfolio

o A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients


o As of December 31, 2004, Credit Suisse Asset Management companies manage approximately $27.4 billion in the U.S. and $341.7 billion globally

o Credit Suisse Asset Management has offices in 16 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Amsterdam, Budapest, Frankfurt, Luxembourg, Madrid, Milan, Paris, Prague, Sao Paulo, Singapore, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

      For the 2004 fiscal year, the portfolio paid CSAM 1.00% of its average net assets for advisory services.


      For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

CREDIT SUISSE ASSET
MANAGEMENT LIMITED
Beaufort House
15 St. Botolph Street
London, EC3A 7JJ
United Kingdom


o     Sub-investment adviser for the portfolio


o Responsible for assisting CSAM in the management of the portfolio's international assets according to its goal and strategies

o     Also a member of Credit Suisse Asset Management

CREDIT SUISSE ASSET
MANAGEMENT LIMITED
Level 32 Gateway
1 Macquarie Place
Sydney NSW 2000
Australia


o     Sub-investment adviser for the portfolio

o Responsible for assisting CSAM in the management of the portfolio's international assets according to its goal and strategies

o     Also a member of Credit Suisse Asset Management

PORTFOLIO INFORMATION KEY

      A concise description of the portfolio begins on the next page. The description provides the following information:

GOAL AND STRATEGIES

      The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

      The principal types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS

      The principal risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

      The individuals designated by the investment adviser to handle the portfolio's day-to-day management.

FINANCIAL HIGHLIGHTS


      A table showing the portfolio's audited financial performance for up to five years. Certain information in the table reflects financial results for a single portfolio share.


o Total return How much you would have earned or lost on an investment in the portfolio, assuming you had reinvested all dividend and capital-gain distributions.

o Portfolio turnover An indication of trading frequency. The portfolio may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance.

      The Annual Report includes the auditor's report, along with the portfolio's financial statements. It is available free upon request.

GOAL AND STRATEGIES

      The portfolio seeks long-term capital appreciation. To pursue this goal, it invests in equity securities of approximately 40 to 60 companies located in or conducting a majority of their business in major foreign markets or companies whose securities trade primarily in major foreign markets.

      Major foreign markets currently consists of Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. These countries are currently, or proposed to be, represented in the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE(R)) Index.

      The "top fifteen" (largest company holdings) in the portfolio may account for 40% or more of the portfolio's assets.

      Under normal market conditions, the portfolio will invest at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of issuers from at least three major foreign markets. The portfolio's 80% investment policy may be changed by the Board of Trustees on 60 days' notice to shareholders. The portfolio's investment objective may be changed without shareholder approval.

      The portfolio is not an index fund and will not seek to match the performance or weightings of the EAFE Index. The portfolio intends to diversify its investments across a number of different countries. However, at times the portfolio may invest a significant part of its assets in a single country. The portfolio may invest up to 15% of assets in emerging markets.

      In choosing equity securities, the portfolio's portfolio managers use a bottom-up investment approach that begins with an analysis of individual companies. The managers look for companies of any size whose stocks appear to be discounted relative to earnings, assets or projected growth. The portfolio managers determine value based upon research and analysis, taking all relevant factors into account.

PORTFOLIO INVESTMENTS

      This portfolio's equity holdings may include:

o     common stocks

o     warrants

o     securities convertible into or exchangeable for common stocks

      To a limited extent, the portfolio may also engage in other investment practices.

RISK FACTORS

      This portfolio's principal risk factors are:

o     focus risk

o     foreign securities

o     market risk

      Because the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be subject to greater volatility than a portfolio that invests in a larger number of securities.

      The value of your investment generally will fluctuate in response to stock-market movements. Because the portfolio invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

      To the extent that it focuses on a single country or region, the portfolio may take on increased volatility or may not perform as well as a more geographically diversified equity fund. "More About Risk" details these and certain other investment practices the portfolio may use. Please read that section carefully before you invest.

PORTFOLIO MANAGEMENT


      The Credit Suisse International Equity Team is responsible for the day-to-day management of the portfolio. The team currently consists of Emily Alejos, Anne S. Budlong, Nancy Nierman and Harry M. Jaffe. You can find out more about them in "Meet the Managers."

FINANCIAL HIGHLIGHTS


The figures below have been audited by the portfolio's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the portfolio's financial statements is included in the portfolio's Annual Report.

---------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED:                                       12/04        12/03        12/02        12/01        12/00
---------------------------------------------------------------------------------------------------------------------
Per share data
---------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year                      $  8.85      $  6.68      $  8.34      $ 10.73      $ 16.70
---------------------------------------------------------------------------------------------------------------------
Investment Operations

Net investment income                                      0.11         0.09         0.06         0.05         0.10

Net gain (loss) on investments and foreign currency
related items (both realized and unrealized)               1.17         2.12        (1.72)       (2.44)       (4.42)
---------------------------------------------------------------------------------------------------------------------
  Total from investment operations                         1.28         2.21        (1.66)       (2.39)       (4.32)
---------------------------------------------------------------------------------------------------------------------
Less Dividends And Distributions

Dividends from net investment income                      (0.09)       (0.04)          --           --        (0.08)

Distributions from net realized gains                        --           --           --           --        (1.56)

Return of capital                                            --           --           --           --        (0.01)
---------------------------------------------------------------------------------------------------------------------
  Total dividends and distributions                       (0.09)       (0.04)          --           --        (1.65)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                            $ 10.04      $  8.85      $  6.68      $  8.34      $ 10.73
---------------------------------------------------------------------------------------------------------------------
Total return(1)                                           14.63%       33.09%      (19.90)%     (22.27)%     (25.90)%
---------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                  $87,301      $90,970      $86,387      $147,725     $473,249

Ratio of expenses to average net assets(2)                 1.37%        1.41%        1.42%        1.30%        1.31%

Ratio of net investment income to average net assets       0.98%        1.01%        0.61%        0.34%        0.57%

Portfolio turnover rate                                      90%         131%         134%         166%         112%
---------------------------------------------------------------------------------------------------------------------

(1) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions.

(2) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the portfolio's net expense ratio by .02% for the year ended December 31, 2000. The portfolio's net operating expense ratio after reflecting these arrangements was 1.29% for the year ended December 31, 2000. For the years ended December 31, 2004, 2003, 2002 and 2001, there was no effect on the net operating expense ratio because of transfer agent credits.

                                 MORE ABOUT RISK
INTRODUCTION

      The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The discussion of the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.

      The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

      The portfolio offers its shares to (1) insurance company separate accounts that fund both variable contracts and variable life insurance contracts and (2) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio, which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of the portfolio to any variable contract or plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

TYPES OF INVESTMENT RISK

      The following risks are referred to throughout this Prospectus.

      Access risk Some countries may restrict the portfolio's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the portfolio.

      Correlation risk The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

      Credit risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

      Currency risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

      Exposure risk The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.


o Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

      Extension risk An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

      Focus Risk The portfolio generally invests a greater portion of its assets in the securities of a smaller number of issuers. As a result, the portfolio may be subject to greater volatility with respect to its investments than a portfolio that invests in a larger number of securities.

      Information risk Key information about an issuer, security or market may be inaccurate or unavailable.

      Interest-rate risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

      Liquidity risk Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

      Market risk The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

      Operational risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

      Political risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

      Prepayment risk Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the portfolio would generally have to reinvest the proceeds at lower rates.


      Valuation risk The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

|X|   Permitted without limitation; does not indicate actual use


20% Bold type (e.g., 20%) represents an investment limitation as a percentage of net portfolio assets; does not indicate actual use


20% Roman type (e.g., 20%) represents an investment limitation as a percentage of total portfolio assets; does not indicate actual use


|_|   Permitted, but not expected to be used to a significant extent



--------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                                              LIMIT
--------------------------------------------------------------------------------------------------------------------------
Borrowing Borrowing The borrowing of money from banks to meet redemptions or for other temporary
or emergency purposes. Speculative exposure risk.                                                                33 1/3%
--------------------------------------------------------------------------------------------------------------------------

Country/region focus Investing a significant portion of portfolio assets in a single country or region. Market swings in the targeted country or region will be likely to have a greater effect on portfolio performance
than they would in a more geographically diversified equity portfolio. Currency, market, political risks.           |X|
--------------------------------------------------------------------------------------------------------------------------

Currency transactions Instruments, such as options, futures, forwards or swaps, intended to manage portfolio exposure to currency risk or to enhance total return. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.
Swaps involve the right or obligation to receive or make payments based on two different currency rates.
Correlation, credit, currency, hedged exposure, liquidity, political, speculative exposure, valuation risks.        |X|
--------------------------------------------------------------------------------------------------------------------------

Emerging markets Countries generally considered to be relatively less developed or industrialized.
Emerging markets often face economic problems that could subject the portfolio to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the portfolio to risks beyond those generally encountered in developed countries. Access, currency, information, liquidity, market, operational, political,
valuation risks.                                                                                                    15%
--------------------------------------------------------------------------------------------------------------------------

Equity and equity related securities Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative
company or industry events. Liquidity, market, valuation risks.                                                     |X|
--------------------------------------------------------------------------------------------------------------------------

Foreign securities Securities of foreign issuers. May include depository receipts. Currency, information,
liquidity, market, operational, political, valuation risks.                                                         |X|
--------------------------------------------------------------------------------------------------------------------------

Futures and options on futures Exchange-traded contracts that enable the portfolio to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the portfolio (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1) Correlation, currency, hedged exposure, interest-rate, market,
speculative exposure risk.(2)                                                                                       |_|
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                                            LIMIT
--------------------------------------------------------------------------------------------------------------------------
Investment-grade debt securities Debt securities rated within the four highest grades (AAA/Aaa through
BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality.
Credit, interest-rate, market risks.                                                                             20%
--------------------------------------------------------------------------------------------------------------------------

Mortgage-backed and asset-backed securities Debt securities backed by pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations (CMOs), or
other receivables. Credit, extension, interest-rate, liquidity, prepayment risks.                                |_|
--------------------------------------------------------------------------------------------------------------------------

Non-investment-grade debt securities Debt securities rated below the fourth-highest grade (BBB/Baa)
by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Commonly
referred to as junk bonds. Credit, information, interest-rate, liquidity, market, valuation risks.               5%
--------------------------------------------------------------------------------------------------------------------------

Options Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The portfolio may purchase or sell (write) both put and call options for hedging or speculative purposes. Correlation, credit, hedged exposure, liquidity,
market, speculative exposure, valuation risks.                                                                   25%
--------------------------------------------------------------------------------------------------------------------------

Privatization programs Foreign governments may sell all or part of their interests in enterprises they
own or control. Access, currency, information, liquidity, operational, political, valuation risks.               |X|
--------------------------------------------------------------------------------------------------------------------------

Real-estate investment trusts (REITs) Pooled investment vehicles that invest primarily in income-
producing real-estate-related loans or interests. Credit, liquidity, interest-rate, market risks.                |_|
--------------------------------------------------------------------------------------------------------------------------

Restricted and other illiquid securities Certain securities with restrictions on trading, or those not
actively traded. May include private placements. Liquidity, market, valuation risks.                             15%
--------------------------------------------------------------------------------------------------------------------------

Securities lending Lending portfolio securities to financial institutions; the portfolio receives cash, U.S.
government securities or bank letters of credit as collateral. Credit, liquidity, market risks.                  33 1/3%
--------------------------------------------------------------------------------------------------------------------------

Short positions Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If the portfolio were to take short positions in stocks that increase in value, then the portfolio would have to repurchase the securities at that higher price and it would be likely to underperform similar mutual funds that do not take short positions. Liquidity, market,
speculative exposure risks.                                                                                      |_|
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                                           LIMIT
--------------------------------------------------------------------------------------------------------------------------
Short sales "against the box" A short sale when the portfolio owns enough shares of the security
involved to cover the borrowed securities, if necessary. Liquidity, market, speculative exposure risks.         10%
--------------------------------------------------------------------------------------------------------------------------

Special-situation companies Companies experiencing unusual developments affecting their market values. Special situations may include acquisition, consolidation, reorganization, recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation.
Securities of a special-situation company could decline in value and hurt the portfolio's performance
if the anticipated benefits of the special situation do not materialize. Information, market risks.             |X|
--------------------------------------------------------------------------------------------------------------------------

Start-up and other small companies Companies with small relative market capitalizations, including
those with continuous operations of less than three years. Information, liquidity, market, valuation risks.     |X|
--------------------------------------------------------------------------------------------------------------------------

Swaps A contract between the portfolio and another party in which the parties agree to exchange streams of payments based on certain benchmarks, such as market indices or currency or interest rates. For example, the portfolio may use swaps to gain access to the performance of a benchmark asset (such as an index or one or more stocks) where the portfolio's direct investment is restricted.
Credit, currency, information, interest-rate, liquidity, market, political, speculative exposure, valuation
risks                                                                                                           |_|
--------------------------------------------------------------------------------------------------------------------------

Temporary defensive tactics Placing some or all of the portfolio's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the portfolio's principal investment strategies and might prevent the portfolio
from achieving its goal.                                                                                        |_|
--------------------------------------------------------------------------------------------------------------------------

Warrants Options issued by a company granting the holder the right to buy certain securities, generally
common stock, at a specified price and usually for a limited time. Liquidity, market, speculative exposure      10%
risks.
--------------------------------------------------------------------------------------------------------------------------

When-issued securities and forward commitments The purchase or sale of securities for delivery at a
future date; market value may change before delivery. Liquidity, market, speculative exposure risks.            20%
--------------------------------------------------------------------------------------------------------------------------

(1) The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

(2) The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

                               MEET THE MANAGERS


The Credit Suisse International Equity Team is responsible for the day-to-day management of the portfolio. The team currently consists of Emily Alejos, Anne
S. Budlong, Nancy Nierman and Harry M. Jaffe.

Emily Alejos, CFA, Director, is a telecommunications-services sector specialist in international equities. Ms. Alejos has been a team member of the portfolio since January 2004 and covers telecommunications and consumer staples. She serves as chief investment officer for Latin American equities. She joined CSAM in 1997 after working as an emerging-markets portfolio manager at Bankers Trust from 1993 to 1997. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco. Ms. Alejos holds a B.A. in economics and development studies from Brown University and an M.B.A. from Stanford University.

Anne S. Budlong, Director, has been a team member of the portfolio since August 2002 and covers banks, pharmaceuticals and luxury goods as well as managing ADRs. Ms. Budlong joined CSAM in 2000 from Baring Asset Management in London, where, during 1999 she was an assistant director and co-managed a European small-capitalization equity retail fund and institutional portfolio. From 1991 to 1999, she worked as an analyst focusing on large and mid-cap European equities at Clay Finlay in London and New York and, prior to that, as a financial analyst at Oppenheimer & Co. Ms. Budlong holds a B.A. from Williams College with a double major in economics and Asian studies.

Nancy Nierman, Director, is the lead manager of the Credit Suisse International Equity Team and has been a team member of the portfolio since portfolio inception. She came to CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management (Warburg Pincus). Prior to joining Warburg Pincus in 1996, she was a vice president at Fiduciary Trust Company International from 1992 to 1996. Ms. Nierman holds a B.B.A. in international business from Baruch College, City University of New York.





            Job titles indicate position with the investment adviser.

Harry M. Jaffe, Vice President, has been a team member of the portfolio since August 2002 and covers industrials, utilities, automobiles and technology. Mr. Jaffe came to CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus. Prior to joining Warburg Pincus in 1996, he was an associate in portfolio management at Scudder Kemper Investments from 1996 to 1998, an accountant at Continuum Health Partners from 1995 to 1996, and, prior to that, an assistant broker at Shearson Lehman. Mr. Jaffe holds a B.A. in economics from the American University and studied international economics at Cambridge University's Institute for Economic and Political Studies. He is a member of the Society of Quantitative Analysts.

      The Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.


            Job titles indicate position with the investment adviser.

                            MORE ABOUT YOUR PORTFOLIO

SHARE VALUATION

      The net asset value (NAV) of the portfolio is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern
Time) each day the NYSE is open for business. It is calculated by dividing the portfolio's total assets, less its liabilities, by the number of shares outstanding.


      The portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

      The portfolio's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A portfolio that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its net asset value.


      Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its prices. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

DISTRIBUTIONS

      As a portfolio investor, you will receive distributions.

      The portfolio earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them.

These are passed along as capital gain distributions.

      The portfolio typically distributes dividends and capital gains annually, usually in December. The portfolio may make additional distribution at other times if necessary to avoid a federal tax. Unless otherwise specified, distributions will be reinvested automatically in additional shares of the portfolio.


      Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.csam.com/us or by calling 800-222-8977.


TAXES


      Because shares of the portfolio may be purchased only through variable contracts and plans, income dividends and capital gain distributions from the portfolio are taxable, if at all, to the participating insurance companies and plans, and the variable contract owner or plan participant generally will not be subject to tax on such dividends and distributions until they are distributed to such owner or participant from their respective variable contract or plan. For a discussion of the tax status of a variable contract or pension or retirement plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.


      The portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Code on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

STATEMENTS AND REPORTS


      The portfolio produces financial reports, which include a list of the portfolio's holdings, semiannually and updates its prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the portfolio. If you would like to receive additional reports, prospectuses or proxy statements, please call 800-222-8977.

      The portfolio discloses its portfolio holdings and certain of the portfolio's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.csam.com/us. This information is posted on the portfolio's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month are posted on the website. A description of the portfolio's policies and procedures with respect to disclosure of its portfolio securities is available in the portfolio's SAI.

                            BUYING AND SELLING SHARES

      You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable-annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.

      An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

      Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

      The portfolio reserves the right to:


o change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions


o     charge a wire redemption fee

o make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt portfolio operations

o suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)


o stop offering the portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

FREQUENT PURCHASES AND SALES OF PORTFOLIO SHARES

      Frequent purchases and redemptions of portfolio shares present risks to the contract owners or plan participants who hold shares of the portfolio through their annuity contracts or pension plans over the long term. These risks include the potential for dilution in the value of portfolio shares; interference with the efficient management of the portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the portfolio's investment objective; losses on the sale of investments resulting from the need to sell securities at less favorable prices; and increased brokerage and administrative costs. These risks may be greater for portfolios investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for portfolio holdings (e.g., "time zone arbitrage").

      The portfolio will take steps to detect and eliminate excessive trading in portfolio shares, pursuant to the portfolio's policies as described in this Prospectus and approved by the Board of Trustees. The portfolio defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. A contract owner or plan participant that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. However, the portfolio's shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, or to tax-qualified pension and retirement plans. These shareholders typically hold portfolio shares for a number of contracts or participants in a single account, and the portfolio generally has little or no access to the records of individual contract holders or plan participants. As a result, the portfolio is dependent on the rights, ability and willingness of these participating insurance companies and plans to enforce the portfolio's excessive trading policies. It should also be noted that insurance company separate accounts and plans may have their own policies and procedures to detect and prevent excessive trading in shares of the underlying mutual funds they offer, which may define market timing differently than the portfolio does and have different consequences associated with it. The portfolio works with insurance companies and plans that offer portfolio shares to detect and eliminate excessive trading activity by contract holders and plan participants, but there can be no assurance that excessive trading in portfolio shares will not occur.

      The portfolio reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the insurance contract or plan. In particular, the portfolio reserves the right to reject a purchase or an exchange purchase order from any insurance contract or plan that in its opinion has not taken effective steps to detect and prevent frequent purchases and sales of portfolio shares.

      The portfolio has also adopted fair valuation policies to protect the portfolio from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Portfolio - Share Valuation."

      The portfolio's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

                               OTHER INFORMATION


ABOUT THE DISTRIBUTOR


      Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, serves as distributor of the portfolio's shares. CSAMSI or its affiliates (including CSAM) may make payments out of their own resources to firms offering shares of the portfolio for providing administration, subaccounting, transfer agency and/or other services. CSAMSI or its affiliates may also make payments out of past profits and other available sources for marketing, promotional or related expenses. Such payments may be made to insurance companies and other entities offering shares of the portfolio and/or providing services with respect to such shares. The amount of these payments is determined by CSAMSI or its affiliates and may be substantial. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Trust--Distribution and Shareholder Servicing" in the SAI.

                              FOR MORE INFORMATION

      This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select a portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

ANNUAL/SEMIANNUAL
REPORTS TO SHAREHOLDERS

      Includes financial statements, portfolio investments and detailed performance information.

      The Annual Report also contains a letter from the portfolio managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

OTHER INFORMATION


      A current Statement of Additional Information (SAI), which provides more details about the portfolio, is on file with the SEC and is incorporated by reference.


      You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

      Please contact the Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY FACSIMILE:
   646-354-5026

BY MAIL:
   Credit Suisse Trust
   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Trust
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:


   www.csam.com/us

   The portfolio's SAI and Annual and Semiannual Reports are available on its website, www.csam.com/us.


SEC file numbers:
Credit Suisse Trust                                                    811-07261


P.O. BOX 55030, BOSTON, MA 02205-5030                        CREDIT | ASSET
800-927-2874  o  WWW.CSAM.COM/US                             SUISSE | MANAGEMENT


CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.     TRINT-PRO-0505

                                                             CREDIT | ASSET
                                                             SUISSE | MANAGEMENT

CREDIT SUISSE FUNDS

Prospectus


May 1, 2005


                        CREDIT SUISSE TRUST

                        o  LARGE CAP VALUE PORTFOLIO

Credit Suisse Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

As with all mutual funds, the Securities and Exchange Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

The Trust is advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS ................................................................    4
        Goal and Principal Strategies .....................................    4
        A Word About Risk .................................................    4
        Investor Profile ..................................................    5

PERFORMANCE SUMMARY .......................................................    6
        Year-by-Year Total Returns ........................................    6
        Average Annual Total Returns ......................................    7

INVESTOR EXPENSES .........................................................    8
        Fees and Portfolio Expenses .......................................    8
        Example ...........................................................    9

THE PORTFOLIO IN DETAIL ...................................................   10
        The Management Firm ...............................................   10
        Portfolio Information Key .........................................   10
        Goal and Strategies ...............................................   11
        Portfolio Investments .............................................   12
        Risk Factors ......................................................   12
        Portfolio Management ..............................................   12
        Financial Highlights ..............................................   13


MORE ABOUT RISK ...........................................................   14
        Introduction ......................................................   14
        Types of Investment Risk ..........................................   14
        Certain Investment Practices ......................................   16

MEET THE MANAGERS .........................................................   19

MORE ABOUT YOUR PORTFOLIO .................................................   20
        Share Valuation ...................................................   20
        Distributions .....................................................   20
        Taxes .............................................................   21
        Statements and Reports ............................................   21

BUYING AND SELLING SHARES .................................................   23

OTHER INFORMATION .........................................................   25
        About the Distributor .............................................   25


FOR MORE INFORMATION ..............................................   back cover

                                   KEY POINTS

                         GOAL AND PRINCIPAL STRATEGIES


------------------------------------------------------------------------------------------------
GOAL                    PRINCIPAL STRATEGIES                            PRINCIPAL RISK FACTORS
------------------------------------------------------------------------------------------------
Long-term growth of     o  Invests at least 80% of its net              o  Market risk
capital and income         assets, plus any borrowings for
                           investment purposes, in equity               o  Style risk
                           securities of U.S. companies with
                           large market capitalizations                 o  Manager risk

                        o  Invests principally in
                           dividend-paying common stocks of
                           companies with large market
                           capitalizations that appear to be
                           undervalued

                        o  seeks to identify through a
                           value-oriented investment approach
                           securities that have potential for
                           appreciation in value and/or income
------------------------------------------------------------------------------------------------


A WORD ABOUT RISK

      All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.


      Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.


      Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


MARKET RISK

      The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

STYLE RISK

      The portfolio favors value companies whose stocks appear to be under-valued. Large cap value stocks shift in and out of favor depending on market and economic conditions and the portfolio's performance may trail returns of funds emphasizing "growth" or smaller cap value stocks.

MANAGER RISK

      The portfolio, like other actively managed funds, bears the risk that the portfolio managers' judgments about the attractiveness, growth prospects, or potential appreciation of particular securities may prove to be incorrect, causing the fund to underperform its benchmark or other funds with a similar investment objective.


INVESTOR PROFILE

      This portfolio is designed for investors who:

o     are investing for long-term goals

o are willing to assume the risk of losing money in exchange for attractive potential long-term returns

o     are investing for growth and income

o     want to diversify their investments into common stocks

      It may NOT be appropriate if you:

o     are investing for a shorter time horizon

o     are uncomfortable with an investment that will fluctuate in value

o     are looking for income

      You should base your investment decision on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY


The bar chart below and the table on the next page provide an indication of the risks of investing in the portfolio. The bar chart shows you how the portfolio's performance has varied from year to year for up to 10 years. The table compares the portfolio's performance over time to that of a broad based securities market index. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges and expenses would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of future performance.


                           YEAR-BY-YEAR TOTAL RETURNS


-------------------------------------------------------------------------------------------------------
YEAR ENDED 12/31:                    1998     1999     2000     2001      2002       2003     2004
-------------------------------------------------------------------------------------------------------
Best quarter: 16.06% (Q4 98)        12.13%    6.24%    8.91%    .95%     -23.09%    25.16%   11.34%
Worst quarter: -20.22% (Q3 02)
Inception date: 10/31/97
-------------------------------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS


----------------------------------------------------------------------------------------------------
                                                     ONE YEAR    FIVE YEARS    LIFE OF     INCEPTION
PERIOD ENDED 12/31/04:                                 2004      2000-2004    PORTFOLIO       DATE
----------------------------------------------------------------------------------------------------
LARGE CAP VALUE PORTFOLIO                              11.34%      3.34%         5.40%      10/31/97
----------------------------------------------------------------------------------------------------
RUSSELL 1000(R) VALUE INDEX
(reflects no deductions for fees and expenses)(1)      16.50%      5.27%        7.90%
----------------------------------------------------------------------------------------------------

(1) The Russell 1000(R) Value Index measures the performance of those companies in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which measures the performance of 3,000 of the largest U.S. companies by market capitalization. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.


                           UNDERSTANDING PERFORMANCE

o Total return tells you how much an investment in the portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

o A cumulative total return is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

o An average annual total return applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

o Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                          FEES AND PORTFOLIO EXPENSES


This table describes the fees and expenses you may pay as a shareholder. Annual portfolio operating expenses are for the fiscal year ended December 31, 2004. The table and the example below do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

--------------------------------------------------------------------------------
Shareholder fees
   (paid directly from your investment)
--------------------------------------------------------------------------------
Sales charge (load) on purchases                                           NONE
--------------------------------------------------------------------------------
Deferred sales charge (load)                                               NONE
--------------------------------------------------------------------------------
Sales charge (load) on reinvested distributions                            NONE
--------------------------------------------------------------------------------
Redemption fees                                                            NONE
--------------------------------------------------------------------------------
Exchange fees                                                              NONE
--------------------------------------------------------------------------------
Annual portfolio operating expenses
   (deducted from portfolio assets)
--------------------------------------------------------------------------------
Management fee                                                            0.75%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fee                                       NONE
--------------------------------------------------------------------------------
Other expenses                                                            0.39%
--------------------------------------------------------------------------------
Total annual portfolio operating expenses*                                1.14%
--------------------------------------------------------------------------------

* Estimated fees and expenses for the fiscal year ending December 31, 2005 are shown below. Fee waivers and expense reimbursements are voluntary and may be discontinued at any time:


EXPENSES AFTER WAIVERS,
REIMBURSEMENTS OR CREDITS


Management fee                                                            0.61%
Distribution and service (12b-1) fee                                       NONE
Other expenses                                                            0.39%
                                                                         ------
Net annual portfolio operating expenses                                   1.00%

                                    EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.


Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers, expense reimbursements and credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

--------------------------------------------------------------------------------
           ONE YEAR         THREE YEARS         FIVE YEARS         TEN YEARS
--------------------------------------------------------------------------------
             $116              $362                $628             $1,386
--------------------------------------------------------------------------------

                            THE PORTFOLIO IN DETAIL

THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

o     Investment adviser for the portfolio

o Responsible for managing the portfolio's assets according to its goal and strategies

o A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients


o As of December 31, 2004, Credit Suisse Asset Management companies managed approximately $27.4 billion in the U.S. and $341.7 billion globally

o Credit Suisse Asset Management has offices in 16 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Amsterdam, Budapest, Frankfurt, Luxembourg, Madrid, Milan, Paris, Prague, Sao Paulo, Singapore, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission (SEC)

      For the 2004 fiscal year, the portfolio paid CSAM 0.61% of its average net assets for advisory services.


      For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

PORTFOLIO INFORMATION KEY

      A concise description of the portfolio follows. The description provides the following information:

GOAL AND STRATEGIES

      The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

      The principal types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS

      The principal risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

      The group designated by the investment adviser to handle the portfolio's day-to-day management.

FINANCIAL HIGHLIGHTS


      A table showing the portfolio's audited financial performance for up to five years. Certain information in the table reflects financial results for a single portfolio share.

o Total return How much you would have earned or lost on an investment in the portfolio, assuming you had reinvested all dividend and capital-gain distributions.


o Portfolio turnover An indication of trading frequency. The portfolio may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance.


      The Annual Report includes the independent registered public accounting firm's report, along with the portfolio's financial statements. It is available free upon request through the methods described on the back cover of the Prospectus.


GOAL AND STRATEGIES

      This portfolio seeks long-term growth of capital and income. To pursue this goal, it invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with large market capitalizations ("large companies").


      The portfolio invests principally in dividend-paying common stocks of companies with large market capitalizations that appear to be undervalued and diversifies its investments among different industries and companies.


      The portfolio managers select stocks on the basis of their potential for appreciation in value and/or income.

      In seeking to identify undervalued companies, the portfolio managers:

o seek to buy stocks that are deeply discounted relative to their view of up-side potential

o use proprietary bottom-up equity research and detailed quantitative analyses to identify investment opportunities

o look for companies that stand to benefit from the positive impact of a likely significant event

o     apply risk analyses to attempt to minimize unintended investment risks


      The portfolio considers a large company to be one whose market capitalization is equal to or greater than the smallest company in the Russell 1000 Index. As of December 31, 2004, the market capitalization of the smallest company in the Russell 1000 Index was $219 million. Some companies may fall outside the definition of large company after the portfolio has purchased their securities. These companies continue to be considered large for purposes of the portfolio's minimum 80% allocation to large company equities. In addition, the portfolio may invest in companies of any size once the 80% policy is met. The percentage of assets invested in various types of securities may be changed from time to time by the portfolio managers.

      The portfolio managers may sell securities for a variety of reasons such as to realize profits, limit losses or take advantage of other investment opportunities.


      The portfolio's 80% investment policy may be changed by the Board of Trustees on 60 days' notice to shareholders. The portfolio's investment objective may be changed without shareholder approval.

PORTFOLIO INVESTMENTS

      The portfolio's equity holdings may include:


o     common stocks

o     preferred stocks


o     securities convertible into common stocks


      The portfolio invests in both listed and unlisted securities. The portfolio may invest up to 20% of its net assets in debt securities that are investment grade at the time of purchase, including corporate, U.S. government and municipal securities, and up 10% of net assets in debt securities rated below investment grade (commonly known as "junk bonds"). The portfolio also may invest up to 20% of its assets in foreign securities and up to 15% of total assets in real estate investment trusts (REITs).

      To a limited extent, the portfolio may also engage in other investment practices, such as writing covered call options on securities or stock indices for hedging purposes.


RISK FACTORS

      This portfolio's principal risk factors are:


o     market risk

o     style risk

o     manager risk


      The value of your investment generally will fluctuate in response to stock-market movements. The portfolio's performance will largely depend on the performance of value stocks, which may be more volatile than the overall market.

      Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the portfolio's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

      "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.

PORTFOLIO MANAGEMENT

      The Credit Suisse Value Team is responsible for the day-to-day management of the portfolio. The current team members are Stephen J. Kaszynski and Robert
E. Rescoe. See "Meet the Managers."

                              FINANCIAL HIGHLIGHTS


The figures below have been audited by the portfolio's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the portfolio's financial statements is included in the portfolio's Annual Report.

------------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED:                                                12/04           12/03           12/02           12/01          12/00
------------------------------------------------------------------------------------------------------------------------------------
Per share data
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  12.10        $   9.74        $  12.81        $  12.69       $  11.89
------------------------------------------------------------------------------------------------------------------------------------
Investment operations:

Net investment income                                         0.12            0.09            0.09            0.11           0.14

Net gain (loss) on investments
  (both realized and unrealized)                              1.25            2.35           (3.05)           0.01           0.92
------------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                          1.37            2.44           (2.96)           0.12           1.06
------------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:

Dividends from net investment income                         (0.07)          (0.08)          (0.11)             --          (0.14)

Distributions from net realized gains                           --              --              --              --          (0.12)
------------------------------------------------------------------------------------------------------------------------------------
    Total dividends and distributions                        (0.07)          (0.08)          (0.11)             --          (0.26)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  13.40        $  12.10        $   9.74        $  12.81       $  12.69
------------------------------------------------------------------------------------------------------------------------------------
Total return(1)                                              11.34%          25.16%         (23.09)%          0.95%          8.91%
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                    $ 44,853        $ 29,536        $ 21,486        $ 30,280       $ 24,034

Ratio of expenses to average net assets2                      1.00%           1.00%           1.00%           1.00%          1.02%

Ratio of net investment income to average net assets          1.15%           0.97%           0.68%           0.90%          1.11%

Decrease reflected in above operating expense
  ratios due to waivers/reimbursements                        0.14%           0.25%           0.35%           0.24%          0.27%

Portfolio turnover rate                                         53%             86%             43%             46%            77%
------------------------------------------------------------------------------------------------------------------------------------


(1) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower.


(2) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .02% for the year ended December 31, 2000. The Portfolio's net operating expense ratio after reflecting these arrangements was 1.00% for the year ending December 31, 2000. For the years ended December 31, 2004, 2003, 2002 and 2001, there was no effect on the net operating expense ratio because of transfer agent credits.

                                MORE ABOUT RISK

INTRODUCTION


      The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The preceding discussion of the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.


      The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

      The portfolio offers its shares to (1) insurance company separate accounts that fund both variable contracts and variable life insurance contracts and (2) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio, which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of the portfolio to any variable contract or plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

TYPES OF INVESTMENT RISK

      The following risks are referred to throughout this Prospectus.

      Correlation risk The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

      Credit risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

      Currency risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

      Exposure risk The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

      o Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

      o Speculative To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

      Extension risk An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

      Information risk Key information about an issuer, security or market may be inaccurate or unavailable.

      Interest-rate risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

      Liquidity risk Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

      Market risk The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.


      Operational risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.


      Political risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

      Prepayment risk Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the portfolio would generally have to reinvest the proceeds at lower rates.

      Valuation risk The lack of an active trading market may make it difficult to obtain an accurate price for the portfolio security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

|X|   Permitted without limitation; does not indicate actual use


20% Bold type (e.g., 20%) represents an investment limitation as a percentage of net portfolio assets; does not indicate actual use


20% Roman type (e.g., 20%) represents an investment limitation as a percentage of total portfolio assets; does not indicate actual use


|_|   Permitted, but not expected to be used to a significant extent


--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                        LIMIT
--------------------------------------------------------------------------------

Borrowing The borrowing of money from banks to meet redemptions or for other temporary or emergency purposes. Speculative
exposure risk.                                                           33 1/3%
--------------------------------------------------------------------------------


Currency hedging Instruments, such as options, futures, forwards or swaps, intended to manage portfolio exposure to currency risk or to enhance total return. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.(1) Correlation, credit, currency, hedged exposure, liquidity, political, speculative exposure, valuation
risks.(2)                                                                    |_|
--------------------------------------------------------------------------------

Equity and equity related securities Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative company or
industry events. Liquidity, market, valuation risks.                         |X|
--------------------------------------------------------------------------------


Foreign securities Securities of foreign issuers. May include depository receipts. Currency, information, liquidity, market,
operational, political, valuation risks.                                     20%
--------------------------------------------------------------------------------

Futures and options on futures Exchange-traded contracts that enable the portfolio to hedge against or speculate on future changes in currency values, interest rates or stock indexes.
Futures obligate the portfolio (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1) Correlation, currency, hedged
exposure, interest-rate, market, speculative exposure risks.(2)              |_|
--------------------------------------------------------------------------------

Investment-grade debt securities Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Credit, interest-rate, market risks.                     20%
--------------------------------------------------------------------------------

Mortgage-backed and asset-backed securities Debt securities
backed by pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations
(CMOs), or other receivables. Credit, extension, interest-rate,
liquidity, prepayment risks.                                                 |_|
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                        LIMIT
--------------------------------------------------------------------------------


Municipal securities Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and
instrumentalities. Municipal securities may be affected by
uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders. Credit, interest-rate,
market, regulatory risks.                                                    |_|
--------------------------------------------------------------------------------


Non-investment-grade debt securities Debt securities and
convertible securities rated below the fourth-highest grade
(BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Commonly referred to as junk bonds. Credit, information, interest-rate, liquidity,
market, valuation risks.                                                     10%
--------------------------------------------------------------------------------

Options Instruments that provide a right to buy (call) or sell
(put) a particular security, currency or an index of securities at a fixed price within a certain time period. The portfolio may purchase or sell (write) both put and call options for hedging or speculative purposes.1 Correlation, credit, hedged exposure,
liquidity, market, speculative exposure, valuation risks.                    25%
--------------------------------------------------------------------------------


Real-estate investment trusts (REITs) Pooled investment vehicles that invest primarily in income-producing real estate or
real-estate related loans or interests. Credit, interest-rate,
liquidity, market risks.                                                     15%
--------------------------------------------------------------------------------


Restricted and other illiquid securities Certain securities with restrictions on trading, or those not actively traded. May
include private placements. Liquidity, market, valuation risks.              15%
--------------------------------------------------------------------------------

Securities lending Lending portfolio securities to financial institutions; the portfolio receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                                 33 1/3%
--------------------------------------------------------------------------------

Short positions Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If the portfolio were to take short positions in stocks that increase in value, then the portfolio would have to repurchase the securities at that higher price and it would be likely to underperform similar mutual funds that do not take
short positions. Liquidity, market, speculative exposure risks.              |_|
--------------------------------------------------------------------------------

Short sales "against the box" A short sale when the portfolio owns enough shares of the security involved to cover the borrowed
securities, if necessary. Liquidity, market, speculative exposure risks.     10%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                        LIMIT
--------------------------------------------------------------------------------

Special-situation companies Companies experiencing unusual
developments affecting their market values. Special situations may include acquisition, consolidation, reorganization,
recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation.
Securities of a special-situation company could decline in value and hurt the portfolio's performance if the anticipated benefits
of the special situation do not materialize. Information, market risks.      |_|
--------------------------------------------------------------------------------

Start-up and other small companies Companies with small relative market capitalizations, including those with continuous
operations of less than three years. Information, liquidity,
market, valuation risks.                                                     |_|
--------------------------------------------------------------------------------

Temporary defensive tactics Placing some or all of the
portfolio's assets in investments such as money-market
obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the portfolio's principal investment
strategies and might prevent the portfolio from achieving its goal.          |_|
--------------------------------------------------------------------------------

Warrants Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                                          15%
--------------------------------------------------------------------------------

When-issued securities and forward commitments The purchase or sale of securities for delivery at a future date; market value may change before delivery. Liquidity, market, speculative
exposure risks.                                                              20%
--------------------------------------------------------------------------------

Zero-Coupon Bonds Debt securities that pay no cash income to holders until maturity and are issued at a discount from maturity value. At maturity, the entire return comes from the difference
between purchase price and maturity value. Interest-rate, market risks.      |_|
--------------------------------------------------------------------------------

(1) The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

(2) The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

                               MEET THE MANAGERS


The Credit Suisse Value Team is responsible for the day-to-day management of the portfolio. The current team members are Stephen J. Kaszynski and Robert E. Rescoe. Mr. Kaszynski is the lead manager of the Credit Suisse Value Team.


Stephen J. Kaszynski, CFA, Managing Director, is head of U.S. value equities. Mr. Kaszynski has been a team member of the portfolio since January 2004. He joined CSAM in 2004 from D.A. Capital Management, of which he was a co-founder and a managing member of the firm's hedge fund, D.A. Long/Short Equity LP, from 2001 to 2003. Previously, Mr. Kaszynski was a partner at Invesco Capital Management where, during his tenure from 1985 to 2001, he was team leader of the institutional large-capitalization value equity product and a senior member of the institutional small-capitalization value equity team. Before coming to Invesco, he was a Vice President and senior equity portfolio manager at Gardner & Preston Moss, which he joined in 1982 and was acquired by Invesco in 1985; and a management consultant at Touche Ross. Mr. Kaszynski holds a B.A. in economics from Knox College and an M.B.A. in finance from the University of Chicago Graduate School of Business.

Robert E. Rescoe, CFA, Director, is a portfolio manager specializing in U.S. value equities and has been a team member of the portfolio since May 2003. Mr. Rescoe came to CSAM in 1999 when Credit Suisse acquired Warburg Pincus Asset Management, where he had been since 1993. Previously, he was a vice president and equity analyst at Fred Alger Management and a senior equity analyst at American General Capital Management. Mr. Rescoe holds a B.A. in political science from Tulane University and an M.B.A. in finance from the University of Texas.


      The Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.


           Job titles indicate position with the investment adviser.

                           MORE ABOUT YOUR PORTFOLIO

SHARE VALUATION

      The net asset value (NAV) of the portfolio is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern
Time) each day the NYSE is open for business. It is calculated by dividing the portfolio's total assets, less its liabilities, by the number of shares outstanding.


      The portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

      The portfolio's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A portfolio that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its net asset value.


      Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its prices. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

DISTRIBUTIONS

      As a portfolio investor, you will receive distributions.

      The portfolio earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.


      The portfolio typically distributes dividends and capital gains annually, usually in December. The portfolio may make additional distributions at other times if necessary to avoid a federal tax. Unless otherwise specified, distributions will be reinvested automatically in additional shares of the portfolio.

      Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.csam.com/us or by calling 800-222-8977.


TAXES


      Because shares of the portfolio may be purchased only through variable contracts and plans, income dividends and capital gain distributions from the portfolio are taxable, if at all, to the participating insurance companies and plans, and the variable contract owner or plan participant generally will not be subject to tax on such dividends and distributions until they are distributed to such owner or participant from their respective variable contract or plan. For a discussion of the tax status of a variable contract or pension or retirement plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.

      The portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Code on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

      Because each contract holder's situation is unique, ask your tax professional about the tax consequences of your investment.


STATEMENTS AND REPORTS


      The portfolio produces financial reports, which include a list of the portfolio's holdings, semiannually and updates its prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the portfolio. If you would like to receive additional reports, prospectuses or proxy statements, please call 800-222-8977.

      The portfolio discloses its portfolio holdings and certain of the portfolio's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.csam.com/us. This information is posted on the portfolio's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month are posted on the website. A description of the portfolio's policies and procedures with respect to disclosure of its portfolio securities is available in the portfolio's SAI.

                            BUYING AND SELLING SHARES


      You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable-annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.


      An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

      Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

      The portfolio reserves the right to:


o change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions


o     charge a wire redemption fee

o make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt portfolio operations

o suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)


o stop offering the portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

FREQUENT PURCHASES AND
SALES OF PORTFOLIO SHARES

      Frequent purchases and redemptions of portfolio shares present risks to the contract owners or plan participants who hold shares of the portfolio through their annuity contracts or pension plans over the long term. These risks include the potential for dilution in the value of portfolio shares; interference with the efficient management of the portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the portfolio's investment objective; losses on the sale of investments resulting from the need to sell securities at less favorable prices; and increased brokerage and administrative costs. These risks may be greater for portfolios investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities and high yield debt securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for portfolio holdings (e.g., "time zone arbitrage").

      The portfolio will take steps to detect and eliminate excessive trading in portfolio shares, pursuant to the portfolio's policies as described in this Prospectus and approved by the Board of Trustees. The portfolio defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. A contract owner or plan participant that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. However, the portfolio's shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, or to tax-qualified pension and retirement plans. These shareholders typically hold portfolio shares for a number of contracts or participants in a single account, and the portfolio generally has little or no access to the records of individual contract holders or plan participants. As a result, the portfolio is dependent on the rights, ability and willingness of these participating insurance companies and plans to enforce the portfolio's excessive trading policies. It should also be noted that insurance company separate accounts and plans may have their own policies and procedures to detect and prevent excessive trading in shares of the underlying mutual funds they offer, which may define market timing differently than the portfolio does and have different consequences associated with it. The portfolio works with insurance companies and plans that offer portfolio shares to detect and eliminate excessive trading activity by contract holders and plan participants, but there can be no assurance that excessive trading in portfolio shares will not occur. As a result, some contract holders or plan participants may be able to engage in market timing while other contract holders or plan participants are harmed by such activity.

      The portfolio reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the insurance contract or plan. In particular, the portfolio reserves the right to reject a purchase or an exchange purchase order from any insurance contract or plan that in its opinion has not taken effective steps to detect and prevent frequent purchases and sales of portfolio shares.

      The portfolio has also adopted fair valuation policies to protect the portfolio from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Portfolio - Share Valuation."

      The portfolio's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

                                OTHER INFORMATION

ABOUT THE DISTRIBUTOR


      Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, serves as distributor of the portfolio's shares. CSAMSI or its affiliates (including CSAM) may make payments out of their own resources to firms offering shares of the portfolio for providing administration, subaccounting, transfer agency and/or other services. CSAMSI or its affiliates may also make payments out of past profits and other available sources for marketing, promotional or related expenses. Such payments may be made to insurance companies and other entities offering shares of the portfolio and/or providing services with respect to such shares. The amount of these payments is determined by CSAMSI or its affiliates and may be substantial. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Trust - Distribution and Shareholder Servicing" in the SAI.

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                                       26

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                                       27

                              FOR MORE INFORMATION

      This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select a portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

ANNUAL/SEMIANNUAL
REPORTS TO SHAREHOLDERS

      Includes financial statements, portfolio investments and detailed performance information.

      The Annual Report also contains a letter from the portfolio managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

OTHER INFORMATION


      A current SAI, which contains more details about the portfolio, is on file with the SEC and is incorporated by reference.

      You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.


Please contact the Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY FACSIMILE:
   646-354-5026

BY MAIL:
   Credit Suisse Trust
   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Trust
   66 Brooks Drive
   Braintree, MA 02184


ON THE INTERNET:
   www.csam.com/us

The portfolio's SAI and Annual and Semiannual Reports are available on its website, www.csam.com/us.


SEC file number:
Credit Suisse Trust                                                    811-07261


P.O. BOX 55030, BOSTON, MA 02205-5030                        CREDIT | ASSET
800-222-8977  o  WWW.CSAM.COM/US                             SUISSE | MANAGEMENT

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.     TRLCV-PRO-0505

                                                             CREDIT | ASSET
                                                             SUISSE | MANAGEMENT

CREDIT SUISSE FUNDS

Prospectus


May 1, 2005


                     CREDIT SUISSE TRUST

                     o SMALL CAP GROWTH PORTFOLIO

Credit Suisse Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

As with all mutual funds, the Securities and Exchange Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

The Trust is advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS ...............................................................     4
   Goal and Principal Strategies .........................................     4
   A Word About Risk .....................................................     4
   Investor Profile ......................................................     5

PERFORMANCE SUMMARY ......................................................     6
   Year-by-Year Total Returns ............................................     6
   Average Annual Total Returns ..........................................     7

INVESTOR EXPENSES ........................................................     8
   Fees and Portfolio Expenses ...........................................     8
   Example ...............................................................     8

THE PORTFOLIO IN DETAIL ..................................................     9
   The Management Firm ...................................................     9
   Portfolio Information Key .............................................     9
   Goal and Strategies ...................................................    10
   Portfolio Investments .................................................    11
   Risk Factors ..........................................................    11
   Portfolio Management ..................................................    11
   Financial Highlights ..................................................    12

MORE ABOUT RISK ..........................................................    13
   Introduction ..........................................................    13
   Types of Investment Risk ..............................................    13
   Certain Investment Practices ..........................................    16

MEET THE MANAGERS ........................................................    19


MORE ABOUT YOUR PORTFOLIO ................................................    20
   Share Valuation .......................................................    20
   Distributions .........................................................    20
   Taxes .................................................................    21
   Statements and Reports ................................................    21


BUYING AND SELLING SHARES ................................................    22


OTHER INFORMATION ........................................................    24
   About the Distributor .................................................    24


FOR MORE INFORMATION .............................................    back cover

                                   KEY POINTS

                          GOAL AND PRINCIPAL STRATEGIES

----------------------------------------------------------------------------------------------
GOAL                   PRINCIPAL STRATEGIES                          PRINCIPAL RISK FACTORS
----------------------------------------------------------------------------------------------
Capital growth         o    Invests at least 80% of its net          o    Market risk
                            assets, plus any borrowings for
                            investment purposes, in equity           o    Special-situation
                            securities of small U.S. companies            companies

                       o    Using a growth investment style,         o    Start-up and other
                            may look for either developing or             small companies
                            older companies in a growth stage
                            or companies providing products or
                            services with a high unit-volume
                            growth rate
----------------------------------------------------------------------------------------------

A WORD ABOUT RISK

      All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

      Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

      Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

      The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

SPECIAL-SITUATION COMPANIES

      "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

START-UP AND OTHER SMALL COMPANIES

      Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity and other risks. Key information about the company may be inaccurate or unavailable.

INVESTOR PROFILE

      This portfolio is designed for investors who:

o     are investing for long-term goals

o are willing to assume the risk of losing money in exchange for attractive potential long-term returns

o     are investing for capital appreciation

o     want to diversify their investments with more aggressive stock funds

      It may NOT be appropriate if you:

o     are investing for a shorter time horizon

o     are uncomfortable with an investment that will fluctuate in value

o     are looking for income

      You should base your investment decision on your own goals, risk preferences and time horizon.

                              PERFORMANCE SUMMARY

The bar chart and the table below provide an indication of the risks of investing in this portfolio. The bar chart shows you how the portfolio's performance has varied from year to year for up to 10 years. The table compares the portfolio's performance over time to that of a broad based securities market index. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges and expenses would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of future performance.


                                                           YEAR-BY-YEAR TOTAL RETURNS
------------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED 12/31:                    1996        1997       1998       1999     2000       2001       2002        2003       2004
------------------------------------------------------------------------------------------------------------------------------------
Best quarter: 52.93% (Q4 99)
Worst quarter: -26.63% (Q3 01)      13.91%      15.65%     -2.85%      69.08%  -18.11%    -16.01%    -33.69%      48.55%    10.87%
Inception date: 6/30/95

------------------------------------------------------------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS

---------------------------------------------------------------------------------------------------------
                                                      ONE YEAR     FIVE YEARS     LIFE OF     INCEPTION
  PERIOD ENDED 12/31/04:                                2004       2000-2004     PORTFOLIO      DATE
---------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH PORTFOLIO                             10.87%        -5.56%         7.75%      6/30/95
---------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) GROWTH INDEX
(reflects no deduction for fees and expenses)*         14.31%        -3.57%         5.95%
---------------------------------------------------------------------------------------------------------

* The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.


                            UNDERSTANDING PERFORMANCE

o Total return tells you how much an investment in the portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

o A cumulative total return is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

o An average annual total return applies to periods longer than one year. It smooths out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

o Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                           FEES AND PORTFOLIO EXPENSES


This table describes the fees and expenses you may pay as a shareholder. Annual portfolio operating expenses are for the fiscal year ended December 31, 2004. The table and the example below do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

--------------------------------------------------------------------------------
Shareholder fees
 (paid directly from your investment)
--------------------------------------------------------------------------------
Sales charge (load) on purchases                                        NONE
--------------------------------------------------------------------------------
Deferred sales charge (load)                                            NONE
--------------------------------------------------------------------------------
Sales charge (load) on reinvested distributions                         NONE
--------------------------------------------------------------------------------
Redemption fees                                                         NONE
--------------------------------------------------------------------------------
Exchange fees                                                           NONE
--------------------------------------------------------------------------------
Annual portfolio operating expenses
 (deducted from portfolio assets)
--------------------------------------------------------------------------------
Management fee                                                          0.90%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fee                                    NONE
--------------------------------------------------------------------------------
Other expenses                                                          0.20%
--------------------------------------------------------------------------------
Total annual portfolio operating expenses                               1.10%
--------------------------------------------------------------------------------


                                     EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the table above, and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


--------------------------------------------------------------------------------
      ONE YEAR       THREE YEARS        FIVE YEARS          10 YEARS
--------------------------------------------------------------------------------
        $112            $350               $606              $1,340
--------------------------------------------------------------------------------

                             THE PORTFOLIO IN DETAIL

THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

o     Investment adviser for the portfolio

o Responsible for managing the portfolio's assets according to its goal and strategies

o A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients


o As of December 31, 2004, Credit Suisse Asset Management companies manage approximately $27.4 billion in the U.S. and $341.7 billion globally

o Credit Suisse Asset Management has offices in 16 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Amsterdam, Budapest, Frankfurt, Luxembourg, Madrid, Milan, Paris, Prague, Sao Paulo, Singapore, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

      For the 2004 fiscal year, the portfolio paid CSAM 0.90% of its average net assets for advisory services.


      For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

PORTFOLIO INFORMATION KEY

      A concise description of the portfolio follows. The description provides the following information:

GOAL AND STRATEGIES

      The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

      The principal types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS

      The principal risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

      The individuals designated by the investment adviser to handle the portfolio's day-to-day management.

FINANCIAL HIGHLIGHTS


      A table showing the portfolio's audited financial performance for up to five years. Certain information in the table reflects financial results for a single portfolio share.


o Total return How much you would have earned or lost on an investment in the portfolio, assuming you had reinvested all dividend and capital- gain distributions.

o Portfolio turnover An indication of trading frequency. The portfolio may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance.

      The Annual Report includes the auditor's report, along with the portfolio's financial statements. It is available free upon request through the methods described on the back cover of the Prospectus.

GOAL AND STRATEGIES


      The portfolio seeks capital growth. To pursue this goal, it invests in equity securities of small U. S. growth companies.


      In seeking to identify growth companies--companies with attractive capital-growth potential--the portfolio's managers often look for:

o     companies still in the developmental stage

o     older companies that appear to be entering a new stage of growth

o companies providing products or services with a high unit-volume growth rate

      The portfolio may invest in start-up and other small companies that may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. The portfolio may also invest in emerging-growth companies--small or medium-size companies that have passed their start-up phase, show positive earnings, and offer the potential for accelerated earnings growth. Emerging-growth companies generally stand to benefit from new products or services, technological developments, changes in management or other factors. They include "special-situation companies" - companies experiencing unusual developments affecting their market value.


      Under normal market conditions, the portfolio will invest at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of small U.S. companies. The portfolio considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies in the Russell 2000(R) Index. As of December 31, 2004, market capitalizations of Russell 2000 companies ranged from $4 million to $3.6 billion.

      Some companies may outgrow the definition of a small company after the portfolio has purchased their securities. These companies continue to be considered small for purposes of the portfolio's minimum 80% allocation to small-company equities. In addition, the portfolio may invest in companies of any size once the 80% policy is met. As a result, the portfolio's average market capitalization may sometimes exceed that of the largest company in the Russell 2000(R) Index.


      The portfolio's 80% investment policy may be changed by the Board of Trustees on 60 days' notice to shareholders. The portfolio's investment objective may be changed without shareholder approval.

PORTFOLIO INVESTMENTS

      The portfolio's equity holdings may include:

o     common and preferred stocks

o     securities convertible into common stocks

o     rights and warrants

      The portfolio may invest up to 10% of assets in foreign securities. The portfolio may invest up to 20% of its net assets in debt securities, including up to 5% of its total assets in debt securities rated below investment grade. To a limited extent, it may also engage in other investment practices.

RISK FACTORS

      The portfolio's principal risk factors are:

o     market risk


o     special-situation companies


o     start-up and other small companies



      The value of your investment generally will fluctuate in response to stock market movements. The portfolio's performance will largely depend upon the performance of growth stocks, which may be more volatile than the overall stock market.

      Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the portfolio's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value stocks).

      Investing in start-up and other small companies may expose the portfolio to increased market, liquidity and information risks. These risks are defined in "More About Risk."

      Small companies and emerging-growth companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the portfolio's performance if the anticipated benefits of the special situation do not materialize.

      "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.

PORTFOLIO MANAGEMENT


      The Credit Suisse Small Cap Growth Team is responsible for the day-to-day portfolio management of the portfolio. The team currently consists of Marian U. Pardo, Leo M. Bernstein and Calvin E. Chung.You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS


The figures below have been audited by the portfolio's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the portfolio's financial statements is included in the portfolio's Annual Report.

-----------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED:                       12/04        12/03        12/02        12/01      12/00(1)
-----------------------------------------------------------------------------------------------------------
Per share data
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year         $ 13.80      $  9.29      $ 14.01      $ 16.68      $ 26.20
-----------------------------------------------------------------------------------------------------------

Investment Operations:

 Net investment loss                         (0.14)       (0.10)       (0.11)       (0.10)       (0.15)

 Net gain (loss) on investments
   (both realized and unrealized)             1.64         4.61        (4.61)       (2.57)       (4.60)
-----------------------------------------------------------------------------------------------------------
     Total from investment operations         1.50         4.51        (4.72)       (2.67)       (4.75)
-----------------------------------------------------------------------------------------------------------
Less Distributions:
  Distributions from net realized gains         --           --           --           --        (4.77)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of year               $ 15.30      $ 13.80      $  9.29      $ 14.01      $ 16.68
-----------------------------------------------------------------------------------------------------------
Total return(2)                              10.87%       48.55%      (33.69)%     (16.01)%     (18.11)%
-----------------------------------------------------------------------------------------------------------
Ratios And Supplemental Data:
-----------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)     $767,104     $775,347     $501,613     $864,819     $1,101,182

Ratio of expenses to average net assets(3)     1.10%        1.12%        1.14%        1.12%        1.13%

Ratio of net investment loss to
  average net assets                         (0.92)%      (0.97)%      (0.94)%      (0.73)%      (0.57)%

Portfolio turnover rate                         99%          76%          69%          91%          85%
-----------------------------------------------------------------------------------------------------------


(1) Certain distribution amounts have been reclassified to conform to the current year presentation.

(2) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions.


(3) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the portfolio's net expense ratio by 0.02% for the year ended December 31, 2000. The portfolio's net operating expense ratio after reflecting these arrangements was 1.11% for the year ended December 31, 2000. For the years ended December 31, 2004, 2003, 2002 and 2001, there was no effect on the net operating expense ratio because of transfer agent credits.

                                 MORE ABOUT RISK

INTRODUCTION


      The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The discussion of the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.


      The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.


      The portfolio offers its shares to (1) insurance company separate accounts that fund both variable-annuity contracts and variable life insurance contracts and (2) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable-annuity contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management.


The Board also may refuse to sell shares of the portfolio to any variable-annuity contract or plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

TYPES OF INVESTMENT RISK

      The following risks are referred to throughout this Prospectus.

      Correlation risk The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

      Credit risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.


      Currency risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses.


      Exposure risk The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

      o Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

      o Speculative To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

      Extension risk An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

      Information risk Key information about an issuer, security or market may be inaccurate or unavailable.

      Interest-rate risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

      Liquidity risk Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

      Market risk The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

      Operational risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

      Political risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.


      Prepayment risk Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the portfolio would generally have to reinvest the proceeds at lower rates.


      Valuation risk The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security.

                       This page intentionally left blank

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:


|X| Permitted without limitation; does not indicate actual use

20% Bold type (e.g., 20%) represents an investment limitation as a percentage of net portfolio assets; does not indicate actual use


20% Roman type (e.g., 20%) represents an investment limitation as a percentage of total portfolio assets; does not indicate actual use

|_|   Permitted, but not expected to be used to a significant extent




--------------------------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                                                        LIMIT
--------------------------------------------------------------------------------------------------------------------
Borrowing The borrowing of money from banks to meet redemptions or for other temporary
or emergency purposes.Speculative exposure risk.                                                            33 1/3%
--------------------------------------------------------------------------------------------------------------------

Equity and equity related securities Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock
market movements or negative company or industry events. Liquidity, market, valuation risks.                  |X|
--------------------------------------------------------------------------------------------------------------------

Foreign securities Securities of foreign issuers. May include depository receipts. Currency,
information, liquidity, market, operational, political, valuation risks.                                      10%
--------------------------------------------------------------------------------------------------------------------

Futures and options on futures Exchange-traded contracts that enable the portfolio to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the portfolio (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1) Correlation,
currency, hedged exposure, interest-rate, market, speculative exposure risks.(3)                              |_|
--------------------------------------------------------------------------------------------------------------------

Investment-grade debt securities Debt securities rated within the four highest grades
(AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate, market risks.                                        20%
--------------------------------------------------------------------------------------------------------------------

Non-investment-grade debt securities Debt securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Commonly referred to as junk bonds. Credit, information, interest-rate,
liquidity, market, valuation risks.                                                                            5%
--------------------------------------------------------------------------------------------------------------------

Options Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The portfolio may purchase or sell (write) both put and call options for hedging or speculative purposes.(1) Correlation,
credit, hedged exposure, liquidity, market, speculative exposure, valuation risks.                            25%
--------------------------------------------------------------------------------------------------------------------

Restricted and other illiquid securities Certain securities with restrictions on trading, or
those not actively traded. May include private placements. Liquidity, market, valuation risks.                15%
--------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                                                               LIMIT
---------------------------------------------------------------------------------------------------------------------------
Securities lending Lending portfolio securities to financial institutions; the portfolio receives cash,
U.S. government securities or bank letters of credit as collateral. Credit, liquidity, market risks.               33 1/3%
---------------------------------------------------------------------------------------------------------------------------

Short positions Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If the portfolio were to take short positions in stocks that increase in value, then the portfolio would have to repurchase the securities at that higher price and it would be likely to underperform similar mutual funds that do not take
short positions. Liquidity, market, speculative exposure risks.                                                      |_|
---------------------------------------------------------------------------------------------------------------------------

Short sales "against the box" A short sale when the portfolio owns enough shares of the security involved to cover the borrowed securities, if necessary. Liquidity, market, speculative
exposure risks.                                                                                                      10%
---------------------------------------------------------------------------------------------------------------------------

Special-situation companies Companies experiencing unusual developments affecting their market values. Special situations may include acquisition, consolidation, reorganization, recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation. Securities of a special-situation company could decline in value and hurt the portfolio's performance if the anticipated benefits of the special situation do not materialize.
Information, market risks.                                                                                           |X|
---------------------------------------------------------------------------------------------------------------------------

Start-up and other small companies Companies with small relative market capitalizations, including those with continuous operations of less than three years. Information, liquidity,
market, valuation risks.                                                                                             |X|
---------------------------------------------------------------------------------------------------------------------------

Temporary defensive tactics Placing some or all of the portfolio's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes.
Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the portfolio's principal investment strategies and
might prevent the portfolio from achieving its goal.                                                                 |_|
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                                                          LIMIT
---------------------------------------------------------------------------------------------------------------------
Warrants Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time. Liquidity, market,
speculative exposure risks.                                                                                     10%
---------------------------------------------------------------------------------------------------------------------

When-issued securities and forward commitments The purchase or sale of securities for delivery at a future date; market value may change before delivery. Liquidity, market,
speculative exposure risks.                                                                                     20%
---------------------------------------------------------------------------------------------------------------------


(1) The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

(2) The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

                               MEET THE MANAGERS


The Credit Suisse Small Cap Growth Team is responsible for the day-to-day portfolio management of the portfolio. The team currently consists of Marian U. Pardo, Leo M. Bernstein and Calvin E. Chung. Mr. Bernstein and Mr. Chung are the lead managers of the Credit Suisse Small Cap Growth Team and Ms. Pardo serves as senior advisor to the Team.


Marian U. Pardo, Managing Director, joined CSAM in January 2003, and specializes in large- and mid-capitalization U.S. growth equities. She has been a team member of the portfolio since 2004. She had been with J.P. Morgan Fleming Asset Management where, from 1999 to December 2002, she served as managing director and co-manager of the U.S. Small Company Fund. During 1998, Ms. Pardo served as president and founding partner of Pardo Capital, a start-up investment limited partnership specializing in small and mid-cap U.S. equities. From 1994 to 1998, Ms. Pardo served as managing director and a portfolio manager at J.P. Morgan Investment Management. Between 1968 and 1994, she managed portfolios of large-, mid- and small-capitalization U.S. equities; was an equity analyst specializing in banking and financial services; and managed portfolios of special investments. Ms. Pardo holds a B.A. in economics from Barnard College.


Leo M. Bernstein, Director, is an analyst and co-portfolio manager specializing in all sectors of technology hardware (telecommunications equipment, semiconductors and optical components) in U.S. small- and mid-capitalization, post-venture capital and distribution management equity portfolios and has been a team member of the portfolio since 2004. He joined CSAM in 1999 after earning an M.B.A. from the University of Chicago Graduate School of Business. Previously, he was an equity research associate at Morgan Stanley Dean Witter specializing in data networking and PC hardware and software companies. Mr. Bernstein holds a B.A. in English and economics from Amherst College.


Calvin E. Chung, CFA, Director, has been a team member of the portfolio since 2004. He joined CSAM in 2000 from Eagle Asset Management, where he was a vice president and senior technology equity analyst from 1997 to 1999. Previously, he was a research associate at Fidelity Management and Research and a financial-services advisor at MetLife Resources. Mr. Chung holds a B.A. in economics from Brandeis University and an M.B.A. in finance from the University of Chicago Graduate School of Business.


      The Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.



            Job titles indicate position with the investment adviser.

                            MORE ABOUT YOUR PORTFOLIO

SHARE VALUATION


      The net asset value (NAV) of the portfolio is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern
Time) each day the NYSE is open for business. The portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

      The portfolio's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A portfolio that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its net asset value.


      Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its prices. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

DISTRIBUTIONS

      As a portfolio investor, you will receive distributions.

      The portfolio earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

      The portfolio typically distributes dividends and capital gains annually, usually in December. The portfolio may make additional distributions at other times if necessary to avoid a federal tax. Unless otherwise specified, distributions will be reinvested automatically in additional shares of the portfolio.


      Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.csam.com/us or by calling 800-222-8977.


TAXES


      Because shares of the portfolio may be purchased only through variable contracts and plans, income dividends and capital gain distributions from the portfolio are taxable, if at all, to the participating insurance companies and plans, and the variable contract owner or plan participant generally will not be subject to tax on such dividends and distributions until they are distributed to such owner or participant from their respective variable contract or plan. For a discussion of the tax status of a variable contract or pension or retirement plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.


      The portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Code on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

STATEMENTS AND REPORTS

      The portfolio produces financial reports, which include a list of the portfolio's holdings, semiannually and updates its prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the portfolio. If you would like to receive additional reports, prospectuses or proxy statements, please call 800-222-8977.


      The portfolio discloses its portfolio holdings and certain of the portfolio's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.csam.com/us. This information is posted on the portfolio's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month are posted on the website. A description of the portfolio's policies and procedures with respect to disclosure of its portfolio securities is available in the portfolio's SAI.

                            BUYING AND SELLING SHARES

      You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable-annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.

      An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

      Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

      The portfolio reserves the right to:


o change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions


o     charge a wire redemption fee

o make a "redemption in kind"-- payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt portfolio operations

o suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)


o stop offering the portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

FREQUENT PURCHASES AND
SALES OF PORTFOLIO SHARES

      Frequent purchases and redemptions of portfolio shares present risks to the contract owners or plan participants who hold shares of the portfolio through their annuity contracts or pension plans over the long term. These risks include the potential for dilution in the value of portfolio shares; interference with the efficient management of the portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the portfolio's investment objective; losses on the sale of investments resulting from the need to sell securities at less favorable prices; and increased brokerage and administrative costs. These risks may be greater for portfolios investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for portfolio holdings (e.g., "time zone arbitrage").

      The portfolio will take steps to detect and eliminate excessive trading in portfolio shares, pursuant to the portfolio's policies as described in this Prospectus and approved by the Board of Trustees. The portfolio defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. A contract owner or plan participant that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. However, the portfolio's shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, or to tax-qualified pension and retirement plans. These shareholders typically hold portfolio shares for a number of contracts or participants in a single account, and the portfolio generally has little or no access to the records of individual contract holders or plan participants. As a result, the portfolio is dependent on the rights, ability and willingness of these participating insurance companies and plans to enforce the portfolio's excessive trading policies. It should also be noted that insurance company separate accounts and plans may have their own policies and procedures to detect and prevent excessive trading in shares of the underlying mutual funds they offer, which may define market timing differently than the portfolio does and have different consequences associated with it. The portfolio works with insurance companies and plans that offer portfolio shares to detect and eliminate excessive trading activity by contract holders and plan participants, but there can be no assurance that excessive trading in portfolio shares will not occur.

      The portfolio reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the insurance contract or plan. In particular, the portfolio reserves the right to reject a purchase or an exchange purchase order from any insurance contract or plan that in its opinion has not taken effective steps to detect and prevent frequent purchases and sales of portfolio shares.

      The portfolio has also adopted fair valuation policies to protect the portfolio from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Portfolio - Share Valuation."

      The portfolio's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

                               OTHER INFORMATION

ABOUT THE DISTRIBUTOR


      Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, serves as distributor of the portfolio's shares. CSAMSI or its affiliates (including CSAM) may make payments out of their own resources to firms offering shares of the portfolio for providing administration, subaccounting, transfer agency and/or other services. CSAMSI or its affiliates may also make payments out of past profits and other available sources for marketing, promotional or related expenses. Such payments may be made to insurance companies and other entities offering shares of the portfolio and/or providing services with respect to such shares. The amount of these payments is determined by CSAMSI or its affiliates and may be substantial. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Trust--Distribution and Shareholder Servicing" in the SAI. 24 63482-24

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                                       25

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                                       26

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                                       27

                                 FOR MORE INFORMATION

      This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select a portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

ANNUAL/SEMIANNUAL
REPORTS TO SHAREHOLDERS

      Includes financial statements, portfolio investments and detailed performance information.

      The Annual Report also contains a letter from the portfolio managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

OTHER INFORMATION


      A current Statement of Additional Information (SAI), which provides more details about the portfolio, is on file with the SEC and is incorporated by reference.


      You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

      Please contact the Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and other information, and to make shareholder inquiries:

BY TELEPHONE:
     800-222-8977

BY FACSIMILE:
     646-354-5026

BY MAIL:
     Credit Suisse Trust
     P.O. Box 55030
     Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
     Boston Financial Data Services, Inc.
     Attn: Credit Suisse Trust
     66 Brooks Drive
     Braintree, MA 02184

ON THE INTERNET:


     www.csam.com/us

     The portfolio's SAI and Annual and Semiannual Reports are available on its website, www.csam.com/us.


SEC file number:
Credit Suisse Trust                                                    811-07261


P.O. BOX 55030, BOSTON, MA 02205-5030                        CREDIT | ASSET
800-927-2874  o  WWW.CSAM.COM/US                             SUISSE | MANAGEMENT

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.     TRSCG-PRO-0505

                                                             CREDIT | ASSET
                                                             SUISSE | MANAGEMENT

CREDIT SUISSE FUNDS

Prospectus


May 1, 2005


                     CREDIT SUISSE TRUST

                     o SMALL CAP VALUE PORTFOLIO

Credit Suisse Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

As with all mutual funds, the Securities and Exchange Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

The Trust is advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS ...............................................................     4
   Goal and Principal Strategies .........................................     4
   A Word About Risk .....................................................     4
   Investor Profile ......................................................     5

PERFORMANCE SUMMARY ......................................................     6
   Year-by-Year Total Returns ............................................     6
   Average Annual Total Returns ..........................................     7

INVESTOR EXPENSES ........................................................     8
   Fees and Portfolio Expenses ...........................................     8
   Example ...............................................................     9

THE PORTFOLIO IN DETAIL ..................................................    10
   The Management Firm ...................................................    10
   Portfolio Information Key .............................................    10
   Goal and Strategies ...................................................    11
   Portfolio Investments .................................................    12
   Risk Factors ..........................................................    12
   Portfolio Management ..................................................    12
   Financial Highlights ..................................................    13

MORE ABOUT RISK ..........................................................    14
   Introduction ..........................................................    14
   Types of Investment Risk ..............................................    14
   Certain Investment Practices ..........................................    16

MEET THE MANAGERS ........................................................    20


MORE ABOUT YOUR PORTFOLIO ................................................    21
   Share Valuation .......................................................    21
   Distributions .........................................................    21
   Taxes .................................................................    22
   Statements and Reports ................................................    22


BUYING AND SELLING SHARES ................................................    23


OTHER INFORMATION ........................................................    25
   About the Distributor .................................................    25


FOR MORE INFORMATION .............................................    back cover

                                   KEY POINTS

                          GOAL AND PRINCIPAL STRATEGIES

------------------------------------------------------------------------------------------------
GOAL                     PRINCIPAL STRATEGIES                          PRINCIPAL RISK FACTOR
------------------------------------------------------------------------------------------------
High level of growth     o    Invests at least 80% of its net          o    Market risk
of capital                    assets, plus any borrowings for
                              investment purposes, in equity           o    Special-situation
                              securities of small U.S. companies            companies
                              that appear to be undervalued
                                                                       o    Start-up and other small
                         o    Employs a value oriented                      companies
                              investment approach seeking
                              securities that appear to be
                              underpriced
------------------------------------------------------------------------------------------------

A WORD ABOUT RISK

      All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

      Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

      Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

      The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

SPECIAL-SITUATION COMPANIES

      "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

START-UP AND OTHER SMALL COMPANIES

      Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity, information and other risks. Key information about the company may be inaccurate or unavailable.

INVESTOR PROFILE


      This portfolio is designed for investors who:


o     have longer time horizons

o are willing to assume the risk of losing money in exchange for attractive potential long-term returns

o     are investing for growth

o     want to diversify their portfolios into common stocks

      It may NOT be appropriate if you:

o     are investing for a shorter time horizon

o are uncomfortable with an investment that will fluctuate in value, perhaps dramatically

o     are looking for income

      You should base your investment decision on your own goals, risk preferences and time horizon.

                              PERFORMANCE SUMMARY

The bar chart and the table below provide an indication of the risks of investing in the portfolio. The bar chart shows you how the portfolio's performance has varied from year to year for up to 10 years. The table compares the portfolio's performance over time to that of a broad based securities market index and other indexes, if applicable. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges and expenses would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of future performance.

                           YEAR-BY-YEAR TOTAL RETURNS

--------------------------------------------------------------------------------
YEAR ENDED 12/31:                             2002         2003         2004
--------------------------------------------------------------------------------

Best Quarter: 13.66% (Q2 03)
Worst Quarter: -14.67% (Q3 02)               -9.06%       24.76%       20.38%
Inception Date: 11/30/2001

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS


--------------------------------------------------------------------------------
        PERIOD ENDED                            ONE YEAR    LIFE OF   INCEPTION
          12/31/04:                               2004       CLASS       DATE
--------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO                        20.38%      12.73%   11/30/2001
--------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX(1)
(REFLECTS NO DEDUCTIONS FOR FEES OR EXPENSES)    18.33%      13.11%
--------------------------------------------------------------------------------
RUSSELL 2000(R) VALUE INDEX(2)
(REFLECTS NO DEDUCTIONS FOR FEES OR EXPENSES)    22.25%      17.99%
--------------------------------------------------------------------------------

(1) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

(2) The Russell 2000(R) Value Index measures the performance of those companies in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.


                            UNDERSTANDING PERFORMANCE

o Total return tells you how much an investment in the portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

o A cumulative total return is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

o An average annual total return applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

o Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                           FEES AND PORTFOLIO EXPENSES


This table describes the fees and expenses you may pay as a shareholder. Annual portfolio operating expense figures are based on expenses (before fee waivers and expense reimbursements) for the fiscal year ended December 31, 2004. The table and the example below do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

--------------------------------------------------------------------------------
Shareholder fees
 (paid directly from your investment)
--------------------------------------------------------------------------------
Sales charge (load) on purchases                                         NONE
--------------------------------------------------------------------------------
Deferred sales charge (load)                                             NONE
--------------------------------------------------------------------------------
Sales charge (load) on reinvested distributions                          NONE
--------------------------------------------------------------------------------
Redemption fees                                                          NONE
--------------------------------------------------------------------------------
Exchange fees                                                            NONE
--------------------------------------------------------------------------------
Annual portfolio operating expenses
  (deducted from portfolio assets)
--------------------------------------------------------------------------------
Management fee                                                           0.88%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fee                                     NONE
--------------------------------------------------------------------------------
Other expenses                                                           0.72%
--------------------------------------------------------------------------------
Total annual portfolio operating expenses*                               1.60%
--------------------------------------------------------------------------------

* Expected fees and expenses for the fiscal year ending December 31, 2005 are shown below. Fee waivers and expense reimbursements are voluntary and may be discontinued at any time:


EXPENSES AFTER WAIVERS,
REIMBURSEMENTS OR CREDITS


Management fee                                                           0.57%
Distribution and service (12b-1) fee                                     NONE
Other expenses                                                           0.72%
                                                                         ----
Net annual portfolio operating expenses                                  1.29%

                                    EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers, expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


--------------------------------------------------------------------------------
     ONE YEAR            THREE YEARS       FIVE YEARS       TEN YEARS
--------------------------------------------------------------------------------
       $163                $505               $871            $1,900
--------------------------------------------------------------------------------

                             THE PORTFOLIO IN DETAIL

THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

o     Investment adviser for the portfolio

o Responsible for managing the portfolio's assets according to its goal and strategies

o A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients


o As of December 31, 2004, Credit Suisse Asset Management companies managed over $27.4 billion in the U.S. and $341.7 billion globally

o Credit Suisse Asset Management has offices in 16 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Amsterdam, Budapest, Frankfurt, Luxembourg, Madrid, Milan, Paris, Prague, Sao Paulo, Singapore, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

      For the 2004 fiscal year, the portfolio paid 0.57% of its average net assets for advisory services.


      For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

PORTFOLIO INFORMATION KEY

      A concise description of the portfolio begins on the next page. The description provides the following information:

GOAL AND STRATEGIES

      The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

      The principal types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS

      The principal risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

      The group designated by the investment adviser to handle the portfolio's day-to-day management.

FINANCIAL HIGHLIGHTS


      A table showing the portfolio's audited financial performance for up to five years. Certain information in the table reflects financial results for a single portfolio share.


o Total Return How much you would have earned or lost on an investment in the portfolio, assuming you had reinvested all dividend and capital- gain distributions.

o Portfolio turnover An indication of trading frequency. The portfolio may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance.


      The Annual Report includes the independent registered public accounting firm's report, along with the portfolio's financial statements. It is available free upon request through the methods described on the back cover of this Prospectus.


GOAL AND STRATEGIES

      The portfolio seeks a high level of growth of capital. To pursue this goal, it invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small U.S. companies that appear to be undervalued.


      In seeking to identify undervalued companies, the portfolio managers:


o seek to buy stocks that are deeply discounted relative to their view of up- side potential

o use proprietary bottom-up equity research and detailed quantitative analyses to identify investment opportunities

o look for companies that stand to benefit from the positive impact of a likely significant event

o     apply risk analyses to attempt to minimize unintended investment risks

      The portfolio managers may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.


      "Small-cap" companies, for purposes of the portfolio, are considered to be companies whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index. As of December 31, 2004, market capitalizations of Russell 2000 companies ranged from $4 million to $3.6 billion.


      Some companies may outgrow the definition of a "small" company after the portfolio has purchased their securities. These companies continue to be considered "small cap" for purposes of the portfolio's minimum 80% allocation to small-company equities. In addition, the portfolio may invest in companies of any size once the 80% policy is met. As a result, the portfolio's average market capitalization may sometimes exceed that of the largest company in the Russell 2000 Index.

      The portfolio's 80% investment policy may be changed by the portfolio's Board of Trustees on 60 days' notice to shareholders. The portfolio's investment objective may be changed without shareholder approval.

PORTFOLIO INVESTMENTS

      The portfolio invests primarily in:

o     common stock

o     preferred stock

o     securities convertible into common stocks

o     securities whose values are based on common stock, such as warrants

o investment grade debt securities including U.S. government and municipal and other financial instruments

      The portfolio may invest in unlisted securities and securities traded over-the-counter. The portfolio may invest up to 20% of its net assets in debt securities, including up to 5% of its net assets in non-investment-grade debt securities. The portfolio may also invest up to 20% of its net assets in foreign securities. To a limited extent, it may also engage in other investment practices.

RISK FACTORS

      The portfolio's principal risk factors are:

o     market risk

o     special-situation companies

o     start-up and other small companies

      The value of your investment generally will fluctuate in response to stock market movements. The portfolio's performance will largely depend upon the performance of value stocks, which may be more volatile than the overall stock market.

      Different types of investment styles (such as "growth" vs. "value" strategies) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the portfolio's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing a growth strategy).

      Investing in start-up and other small companies may expose the portfolio to increased market, liquidity and information risks. These risks are defined in "More About Risk."

      Small companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the portfolio's performance if the anticipated benefits of the special situation do not materialize.

      "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.

PORTFOLIO MANAGEMENT

      The Credit Suisse Value Team is responsible for the day-to-day management of the portfolio. The current team members are Stephen J. Kaszynski and Robert
E. Rescoe. See "Meet the Managers."

                              FINANCIAL HIGHLIGHTS


The figures below have been audited by the portfolio's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the portfolio's financial statements is included in the portfolio's Annual Report.

-----------------------------------------------------------------------------------------------------------------------
PERIOD ENDED:                                                      12/04        12/03        12/02        12/01(1)
-----------------------------------------------------------------------------------------------------------------------
Per share data
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $ 12.02      $  9.64      $ 10.60        $ 10.00
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS

Net investment income (loss)                                        (0.01)       (0.01)        0.01           0.00(2)

 Net gain (loss) on investments (both realized and unrealized)       2.46         2.40        (0.97)          0.60
-----------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                  2.45         2.39        (0.96)          0.60
-----------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS

Dividends from net investment income                                   --        (0.01)       (0.00)(2)         --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 14.47      $ 12.02      $  9.64        $ 10.60
-----------------------------------------------------------------------------------------------------------------------
Total return(3)                                                     20.38%       24.76%       (9.06)%         6.00%
-----------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                          $26,628      $18,497      $ 9,184        $ 3,430

Ratio of expenses to average net assets(4)                           1.29%        1.29%        1.29%          1.29%(5)

Ratio of net investment income (loss) to average net assets         (0.12)%      (0.02)%       0.11%          0.03%(5)

Decrease reflected in above operating expense ratios due to
 waivers/reimbursements                                              0.31%        0.38%        0.84%          7.44%(5)

Portfolio turnover rate                                                45%          28%          14%             1%
-----------------------------------------------------------------------------------------------------------------------


(1) For the period November 30, 2001 (commencement of operations) through December 31, 2001.

(2)   This amount represents less than $0.01 per share.


(3) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. For the years ended December 31, 2004, 2003 and 2002, and the period ended December 31, 2001, there was no effect on the net operating expense ratio because of transfer agent credits.

(5)   Annualized.

                                 MORE ABOUT RISK

INTRODUCTION

      The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The preceding discussion of the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.

      The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

      The portfolio offers its shares to (1) insurance company separate accounts that fund both variable contracts and variable life insurance contracts and (2) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio, which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of the portfolio to any variable contract or plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

TYPES OF INVESTMENT RISK

      The following risks are referred to throughout this Prospectus.

      Access risk Some countries may restrict the portfolio's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the portfolio.

      Correlation risk The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

      Credit risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

      Currency risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses.

      Exposure risk The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

      o Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

      o Speculative To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

      Extension risk An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

      Information risk Key information about an issuer, security or market may be inaccurate or unavailable.

      Interest-rate risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

      Liquidity risk Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

      Market risk The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments --including stocks and bonds, and the mutual funds that invest in them.

      Operational risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

      Political risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

      Prepayment risk Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the portfolio would generally have to reinvest the proceeds at lower rates.

      Regulatory risk Governments, agencies or other regulatory bodies may adopt or change laws or regulations that would adversely affect the issuer, the market value of the security, or the portfolio's performance.

      Valuation risk The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the portfolio.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

|X|   Permitted without limitation; does not indicate actual use


20% Bold type (e.g., 20%) represents an investment limitation as a percentage of net portfolio assets; does not indicate actual use


20% Roman type (e.g., 20%) represents an investment limitation as a percentage of total portfolio assets; does not indicate actual use

|_|   Permitted, but not expected to be used to a significant extent



--------------------------------------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                                                                   LIMIT
--------------------------------------------------------------------------------------------------------------------------------
Borrowing The borrowing of money from banks to meet redemptions or for other temporary or
emergency purposes. Speculative exposure risk.                                                                         33 1/3%
--------------------------------------------------------------------------------------------------------------------------------

Country/region focus Investing a significant portion of portfolio assets in a single country or region.
Market swings in the targeted country or region will be likely to have a greater effect on portfolio performance
than they would in a more geographically diversified equity portfolio. Currency, market, political risks.                 |_|
--------------------------------------------------------------------------------------------------------------------------------

Currency transactions Instruments, such as options, futures, forwards or swaps, intended to manage portfolio exposure to currency risk. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.(1) Correlation, credit,
currency, hedged exposure, liquidity, political, valuation risks.                                                         |_|
--------------------------------------------------------------------------------------------------------------------------------

Emerging markets Countries generally considered to be relatively less developed or industrialized.
Emerging markets often face economic problems that could subject the portfolio to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the portfolio to risks beyond those generally encountered in
developed countries. Access, currency, information, liquidity, market, operational, political, valuation risks.           |_|
--------------------------------------------------------------------------------------------------------------------------------

Equity and equity related securities Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative
company or industry events. Liquidity, market, valuation risks.                                                            |X|
--------------------------------------------------------------------------------------------------------------------------------

Foreign securities Securities of foreign issuers. May include depository receipts. Currency, information,
liquidity, market, operational, political, valuation risks.                                                                20%
--------------------------------------------------------------------------------------------------------------------------------

Futures and options on futures Exchange-traded contracts that enable the portfolio to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the portfolio (or give it the right, in the case of options) to receive or make payment at a specific future time
based on those future changes.(1) Correlation, currency, hedged exposure, interest-rate, market,                           |_|
speculative exposure risks.(2)
--------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                                                                       LIMIT
-----------------------------------------------------------------------------------------------------------------------------------
Investment-grade debt securities Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of
comparable quality. Credit, interest-rate, market risks.                                                                     20%
-----------------------------------------------------------------------------------------------------------------------------------

Mortgage-backed and asset-backed securities Debt securities backed by pools of mortgages, including pass through certificates and other senior classes of collateralized mortgage obligations
(CMOs), or other receivables. Credit, extension, interest-rate, liquidity, prepayment risks.                                 |_|
-----------------------------------------------------------------------------------------------------------------------------------

Municipal securities Debt obligations issued by or on behalf of states, territories and possessions of the
U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of
municipal-securities holders. Credit, interest-rate, market, regulatory risks.                                               |_|
-----------------------------------------------------------------------------------------------------------------------------------

Non-investment-grade debt securities Debt securities rated below the fourth-highest grade (BBB/ Baa)
by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Commonly
referred to as junk bonds. Credit, information, interest-rate, liquidity, market, valuation risks.                            5%
-----------------------------------------------------------------------------------------------------------------------------------

Options Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period.1 Correlation, credit, hedged exposure, liquidity,
market, speculative exposure, valuation risks.                                                                               10%
-----------------------------------------------------------------------------------------------------------------------------------

Privatization programs Foreign governments may sell all or part of their interests in enterprises they
own or control. Access, currency, information, liquidity, operational, political, valuation risks.                           |_|
-----------------------------------------------------------------------------------------------------------------------------------

Real-estate investment trusts (REITs) Pooled investment vehicles that invest primarily in income-
producing real estate or real estate-related loans or interests. Credit, liquidity, interest-rate, market risks.             |_|
-----------------------------------------------------------------------------------------------------------------------------------

Restricted and other illiquid securities Certain securities with restrictions on trading, or those not
actively traded. May include private placements. Liquidity, market, valuation risks.                                         15%
-----------------------------------------------------------------------------------------------------------------------------------

Securities lending Lending portfolio securities to financial institutions; the portfolio receives cash,
U.S. government securities or bank letters of credit as collateral. Credit, liquidity, market risks.                        33 1/3%
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                                                                     LIMIT
---------------------------------------------------------------------------------------------------------------------------------
Short positions Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If the portfolio were to take short positions in stocks that increase in value, then the portfolio would have to repurchase the securities at that higher price and it would be likely to underperform similar mutual funds that do not take short positions. Liquidity, market,
speculative exposure risks.                                                                                                10%
---------------------------------------------------------------------------------------------------------------------------------

Short sales "against the box" A short sale where the portfolio owns enough shares of the security
involved to cover the borrowed securities, if necessary. Liquidity, market, speculative exposure risks.                    10%
---------------------------------------------------------------------------------------------------------------------------------

Short-term trading Selling a security shortly after purchase. A portfolio engaging in short-term trading will have higher turnover and transaction expenses. Increased short-term capital gains distributions
could raise shareholders' income tax liability.                                                                            |X|
---------------------------------------------------------------------------------------------------------------------------------

Special-situation companies Companies experiencing unusual developments affecting their market values. Special situations may include acquisition, consolidation, reorganization, recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation. Securities of a special-situation company could decline in value and hurt the portfolio's performance if the anticipated
benefits of the special situation do not materialize. Information, market risks.                                           |X|
---------------------------------------------------------------------------------------------------------------------------------

Start-up and other small companies Companies with small relative market capitalizations.
Information, liquidity, market, valuation risks.                                                                           |X|
---------------------------------------------------------------------------------------------------------------------------------

Structured instruments Swaps, structured securities and other instruments that allow the portfolio to gain access to the performance of a benchmark asset (such as an index or selected stocks) where the portfolio's direct investment is restricted. Credit, currency, information, interest-rate, liquidity,
market, political, speculative exposure, valuation risks.                                                                  |_|
---------------------------------------------------------------------------------------------------------------------------------

Technology companies Companies which may benefit significantly from advances or improvements
in technology. Liquidity, market, valuation risks.                                                                         |_|
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                                                                LIMIT
----------------------------------------------------------------------------------------------------------------------------
Temporary defensive tactics Placing some or all of the portfolio's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the portfolio's principal investment strategies and might prevent the portfolio
from achieving its goal.                                                                                              |_|
----------------------------------------------------------------------------------------------------------------------------

Warrants Options issued by a company granting the holder the right to buy certain securities, generally
common stock, at a specified price and usually for a limited time. Liquidity, market, speculative exposure risks.     10%
----------------------------------------------------------------------------------------------------------------------------

When-issued securities and forward commitments The purchase or sale of securities for delivery
at a future date; market value may change before delivery. Liquidity, market, speculative exposure risks.             20%
----------------------------------------------------------------------------------------------------------------------------

(1) The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

(2) The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

                               MEET THE MANAGERS


      The Credit Suisse Value Team is responsible for the day-to-day management of the portfolio. The current team members are Stephen J. Kaszynski and Robert
E. Rescoe. Mr. Kaszynski is the lead manger of the Credit Suisse Value Team.


      Stephen J. Kaszynski, CFA, Managing Director, is head of U.S. value equities. Mr. Kaszynski has been a team member of the portfolio since January 2004. He joined CSAM in 2004 from D.A. Capital Management, of which he was a co-founder and a managing member of the firm's hedge fund, D.A. Long/Short Equity LP, from 2001 to 2003. Previously, Mr. Kaszynski was a partner at Invesco Capital Management where, during his tenure from 1985 to 2001, he was team leader of the institutional large-capitalization value equity product and a senior member of the institutional small-capitalization value equity team. Before coming to Invesco, he was a Vice President and senior equity portfolio manager at Gardner & Preston Moss, which he joined in 1982 and was acquired by Invesco in 1985; and a management consultant with Touche Ross. Mr. Kaszynski holds a B.A. in economics from Knox College and an M.B.A. in finance from the University of Chicago Graduate School of Business.

      Robert E. Rescoe, CFA, Director, is a portfolio manager specializing in U.S. value equities and has been a team member of the portfolio since May 2003. Mr. Rescoe came to CSAM in 1999 when Credit Suisse acquired Warburg Pincus Asset Management, where he had been since 1993. Previously, he was a vice president and equity analyst at Fred Alger Management and a senior equity analyst at American General Capital Management. Mr. Rescoe holds a B.A. in political science from Tulane University and an M.B.A. in finance from the University of Texas.


      The Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.


            Job titles indicate position with the investment adviser.

                            MORE ABOUT YOUR PORTFOLIO

SHARE VALUATION

      The net asset value ("NAV") of each class of the portfolio is determined at the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4 p.m. ET) each day the NYSE is open for business. It is calculated by dividing the total assets of each class of the portfolio, less its liabilities, by the number of shares outstanding in each class.


      The portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

      The portfolio's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A portfolio that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its net asset value.

      Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its prices. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.


DISTRIBUTIONS

      As a portfolio investor, you will receive distributions.

      The portfolio earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.


      The portfolio typically distributes dividend income and capital gains at least annually, usually in December. The portfolio may make additional distributions if necessary for the portfolio to avoid a federal tax. Unless otherwise specified, distributions will be reinvested automatically in additional shares of the portfolio.

      Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.csam.com/us or by calling 1-800-222-8977.


TAXES


      For a discussion of the tax status of a variable contract or pension or retirement plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.


      Because shares of the portfolio may be purchased only through variable contracts and plans, income dividends and capital gain distributions from the portfolio are taxable, if at all, to the participating insurance companies and plans and the variable contract owner or plan participant generally will not be subject to tax on such dividends and distributions until they are distributed to such owner or participant from their respective variable contract or plan.


      The portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Code on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

      Because each contract holder's situation is unique, ask your tax professional about the tax consequences of your investment.


STATEMENTS AND REPORTS

      The portfolio produces financial reports, which include a list of the portfolio's holdings, semiannually and updates its prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the portfolio. If you would like to receive additional reports, prospectuses or proxy statements, please call 1-800-222-8977.


      The portfolio discloses its portfolio holdings and certain of the portfolio's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.csam.com/us. This information is posted on the portfolio's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of the portfolio's policies and procedures with respect to disclosure of its portfolio securities is available in the portfolio's SAI.

                            BUYING AND SELLING SHARES

      You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.

      An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

      Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

      The portfolio reserves the right to:


o change or discontinue its exchange privilege after 60 days' notice to current investors


o temporarily suspend the exchange privilege during unusual market conditions

o     charge a wire-redemption fee

o make a "redemption in kind"-- payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt portfolio operations

o suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

o stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)


FREQUENT PURCHASES AND
SALES OF PORTFOLIO SHARES

      Frequent purchases and redemptions of portfolio shares present risks to the contract owners or plan participants who hold shares of the portfolio through their annuity contracts or pension plans over the long term. These risks include the potential for dilution in the value of portfolio shares; interference with the efficient management of the portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the portfolio's investment objective; losses on the sale of investments resulting from the need to sell securities at less favorable prices; and increased brokerage and administrative costs. These risks may be greater for portfolios investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for portfolio holdings (e.g., "time zone arbitrage").

      The portfolio will take steps to detect and eliminate excessive trading in portfolio shares, pursuant to the portfolio's policies as described in this Prospectus and approved by the Board of Trustees. The portfolio defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. A contract owner or plan participant that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. However, the portfolio's shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, or to tax-qualified pension and retirement plans. These shareholders typically hold portfolio shares for a number of contracts or participants in a single account, and the portfolio generally has little or no access to the records of individual contract holders or plan participants. As a result, the portfolio is dependent on the rights, ability and willingness of these participating insurance companies and plans to enforce the portfolio's excessive trading policies. It should also be noted that insurance company separate accounts and plans may have their own policies and procedures to detect and prevent excessive trading in shares of the underlying mutual funds they offer, which may define market timing differently than the portfolio does and have different consequences associated with it. The portfolio works with insurance companies and plans that offer portfolio shares to detect and eliminate excessive trading activity by contract holders and plan participants, but there can be no assurance that excessive trading in portfolio shares will not occur. As a result, some contract holders or plan participants may be able to engage in market timing while other contract holders or plan participants are harmed by such activity.

      The portfolio reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the insurance contract or plan. In particular, the portfolio reserves the right to reject a purchase or an exchange purchase order from any insurance contract or plan that in its opinion has not taken effective steps to detect and prevent frequent purchases and sales of portfolio shares.

      The portfolio has also adopted fair valuation policies to protect the portfolio from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Portfolio - Share Valuation."

      The portfolio's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

                               OTHER INFORMATION

ABOUT THE DISTRIBUTOR


      Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, serves as distributor of the portfolio's shares. CSAMSI or its affiliates (including CSAM) may make payments out of their own resources to firms offering shares of the portfolio for providing administration, subaccounting, transfer agency and/or other services. CSAMSI or its affiliates may also make payments out of past profits and other available sources for marketing, promotional or related expenses. Such payments may be made to insurance companies and other entities offering shares of the portfolio and/or providing services with respect to such shares. The amount of these payments is determined by CSAMSI or its affiliates and may be substantial. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Trust--Shareholder Servicing" in the SAI.

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                                       26

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                                       27

                              FOR MORE INFORMATION

      This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select the portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

ANNUAL/SEMIANNUAL
REPORTS TO SHAREHOLDERS

      Includes financial statements, portfolio investments and detailed performance information.

      The Annual Report also contains a letter from the portfolio managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past year.

OTHER INFORMATION


      A current SAI which provides more details about the portfolio is on file with the SEC and is incorporated by reference.


      You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.


      Please contact the Credit Suisse Funds to obtain, without charge, the SAI and Annual and Semiannual Reports and other information and to make shareholder inquiries:


BY TELEPHONE:
    800-222-8977


BY FACSIMILE:
    646-354-5026

BY MAIL:
    Credit Suisse Trust
    P.O. Box 55030
    Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
    Boston Financial Data Services, Inc.
    Attn: Credit Suisse Trust
    66 Brooks Drive
    Braintree, MA 02184


ON THE INTERNET:


    www.csam.com/us

    The portfolio's SAI and Annual and Semiannual Reports are available on its website, www.csam.com/us.


SEC file number:
Credit Suisse Trust                                                    811-07261


P.O. BOX 55030, BOSTON, MA 02205-5030                        CREDIT | ASSET
800-927-2874  o  WWW.CSAM.COM/US                             SUISSE | MANAGEMENT

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.     TRSCV-PRO-0505

                                                             CREDIT | ASSET
                                                             SUISSE | MANAGEMENT

CREDIT SUISSE FUNDS

Prospectus

Class 2


May 1, 2005


                   CREDIT SUISSE TRUST

                   o SMALL CAP VALUE PORTFOLIO

Credit Suisse Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

As with all mutual funds, the Securities and Exchange Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

The Trust is advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS ...............................................................     4
   Goal and Principal Strategies .........................................     4
   A Word About Risk .....................................................     4
   Investor Profile ......................................................     5

PERFORMANCE SUMMARY ......................................................     6
    Year-by-Year Total Returns ...........................................     6
    Average Annual Total Returns .........................................     7

INVESTOR EXPENSES ........................................................     8
   Fees and Portfolio Expenses ...........................................     8
   Example ...............................................................     9

THE PORTFOLIO IN DETAIL ..................................................    10
   The Management Firm ...................................................    10
   Portfolio Information Key .............................................    10
   Goal and Strategies ...................................................    11
   Portfolio Investments .................................................    11
   Risk Factors ..........................................................    12
   Portfolio Management ..................................................    12
   Financial Highlights ..................................................    13

MORE ABOUT RISK ..........................................................    14
   Introduction ..........................................................    14
   Types of Investment Risk ..............................................    14
   Certain Investment Practices ..........................................    16

MEET THE MANAGERS ........................................................    20


MORE ABOUT YOUR PORTFOLIO ................................................    21
   Share Valuation .......................................................    21
   Distributions .........................................................    21
   Taxes .................................................................    22
   Statements and Reports ................................................    22


BUYING AND SELLING SHARES ................................................    23


OTHER INFORMATION ........................................................    25
   About the Distributor .................................................    25


FOR MORE INFORMATION .............................................    back cover

                                   KEY POINTS

                          GOAL AND PRINCIPAL STRATEGIES

---------------------------------------------------------------------------------------------------------
GOAL                         PRINCIPAL STRATEGIES                           PRINCIPAL RISK FACTORS
---------------------------------------------------------------------------------------------------------
High level of growth of      o    Invests at least 80% of its net           o    Market risk
capital                           assets, plus any borrowings for
                                  investment purposes, in equity            o    Special-situation
                                  securities of small U.S. companies             companies
                                  that appear to be undervalued
                                                                            o    Start-up and other small
                             o    Employs a value oriented                       companies
                                  investment approach seeking
                                  securities that appear to be
                                  underpriced
---------------------------------------------------------------------------------------------------------

A WORD ABOUT RISK

      All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

      Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

      Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

      The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments -- including stocks and bonds, and the mutual funds that invest in them.

SPECIAL-SITUATION COMPANIES

      "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

START-UP AND OTHER SMALL COMPANIES

      Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity, information and other risks. Key information about the company may be inaccurate or unavailable.

INVESTOR PROFILE


      This portfolio is designed for investors who:


o     have longer time horizons

o are willing to assume the risk of losing money in exchange for attractive potential long-term returns

o     are investing for growth

o     want to diversify their portfolios into common stocks

      It may NOT be appropriate if you:

o     are investing for a shorter time horizon

o are uncomfortable with an investment that will fluctuate in value, perhaps dramatically

o     are looking for income

      You should base your investment decision on your own goals, risk preferences and time horizon.

                              PERFORMANCE SUMMARY

The bar chart and the table below provide an indication of the risks of investing in the portfolio's initial class of shares. The bar chart shows you how the portfolio's performance has varied from year to year for up to 10 years. The table compares the portfolio's performance over time to that of a broad based securities market index and other indexes, if applicable. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges and expenses would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of future performance.

                           YEAR-BY-YEAR TOTAL RETURNS*

--------------------------------------------------------------------------------
YEAR ENDED 12/31:                        2002           2003             2004
--------------------------------------------------------------------------------

Best quarter: 13.66% (Q2 03)
Worst quarter: -14.67% (Q3 02)          -9.06%          24.76%          20.38%
Inception date: 11/30/01

--------------------------------------------------------------------------------


* Performance for Class 2 shares is not provided because this class has not commenced operations as of the date of this Prospectus. Although the initial class of shares of this portfolio is not offered in this Prospectus, it is invested in the same portfolio. The returns of the initial class of shares differ to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses.

                          AVERAGE ANNUAL TOTAL RETURNS*


-----------------------------------------------------------------------------------------------
      PERIOD ENDED                                    ONE YEAR     LIFE OF        INCEPTION
       12/31/04:                                        2004        CLASS            DATE
-----------------------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO                               20.38%      12.73%        11/30/2001
-----------------------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX1 (reflects no deduction
for fees and expenses)                                  18.33%      13.11%
-----------------------------------------------------------------------------------------------
RUSSELL 2000(R) VALUE INDEX2 (reflects no deduction
for fees and expenses)                                  22.25%      17.99%
-----------------------------------------------------------------------------------------------


* Performance for Class 2 shares is not provided because this class has not commenced operations as of the date of this Prospectus. Although the initial class of shares of this portfolio is not offered in this Prospectus, it is invested in the same portfolio. The annual returns of the initial class of shares differ to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses.


(1) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

(2) The Russell 2000(R) Value Index measures the performance of those companies in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.


                            UNDERSTANDING PERFORMANCE

o Total return tells you how much an investment in the portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

o A cumulative total return is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

o An average annual total return applies to periods longer than one year. It smooths out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

o Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                           FEES AND PORTFOLIO EXPENSES


This table describes the fees and expenses you may pay as a shareholder. Annual portfolio operating expense figures are based on actual expenses (before fee waivers and expense reimbursements) of the portfolio's initial class of shares for the fiscal year ended December 31, 2004, with the addition of Class 2's 12b-1 fee. The table and the example below do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

--------------------------------------------------------------------------------
Shareholder fees
 (paid directly from your investment)
--------------------------------------------------------------------------------
Sales charge (load) on purchases                                         NONE
--------------------------------------------------------------------------------
Deferred sales charge (load)                                             NONE
--------------------------------------------------------------------------------
Sales charge (load) on reinvested distributions                          NONE
--------------------------------------------------------------------------------
Redemption fees                                                          NONE
--------------------------------------------------------------------------------
Exchange fees                                                            NONE
--------------------------------------------------------------------------------
Annual portfolio operating expenses
 (deducted from portfolio assets)
--------------------------------------------------------------------------------
Management fee                                                           0.88%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fee                                     0.25%
--------------------------------------------------------------------------------
Other expenses                                                           0.72%
--------------------------------------------------------------------------------
Total annual portfolio operating expenses*                               1.85%
--------------------------------------------------------------------------------

* Expected fees and expenses for the fiscal year ending December 31, 2005 are shown below. Fee waivers and expense reimbursements are voluntary and may be discontinued at any time:


EXPENSES AFTER WAIVERS,
REIMBURSEMENTS OR CREDITS


Management fee                                                           0.57%
Distribution and service (12b-1) fee                                     0.25%
Other expenses                                                           0.72%
                                                                         ----
Net annual portfolio operating expenses                                  1.54%

                                    EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers, expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


--------------------------------------------------------------------------------
            ONE YEAR                                THREE YEARS
--------------------------------------------------------------------------------
              $188                                      $582
--------------------------------------------------------------------------------

                             THE PORTFOLIO IN DETAIL

THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

o     Investment adviser for the portfolio

o Responsible for managing the portfolio's assets according to its goal and strategies

o A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients


o As of December 31, 2004, Credit Suisse Asset Management companies managed over $27.4 billion in the U.S. and $341.7 billion globally

o Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Amsterdam, Budapest, Frankfurt, Luxembourg, Madrid, Milan, Paris, Prague, Sao Paulo, Singapore, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

      For the 2004 fiscal year, the portfolio -- paid 0.57% of its average net assets for advisory services.


      For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

PORTFOLIO INFORMATION KEY

      A concise description of the portfolio begins on the next page. The description provides the following information:

GOAL AND STRATEGIES

      The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

      The principal types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS

      The principal risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

      The group designated by the investment adviser to handle the portfolio's day-to-day management.

FINANCIAL HIGHLIGHTS


      A table showing the portfolio's audited financial performance for up to five years. Certain information in the table reflects financial results for a single portfolio share.


o Total return How much you would have earned or lost on an investment in the portfolio, assuming you had reinvested all dividend and capital-gain distributions.

o Portfolio turnover An indication of trading frequency. The portfolio may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance.


      The Annual Report includes the independent registered public accounting firm's report, along with the portfolio's financial statements. It is available free upon request through the methods described on the back cover of this Prospectus.


GOAL AND STRATEGIES

      The portfolio seeks a high level of growth of capital. To pursue this goal, it invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small U.S. companies that appear to be undervalued.


      In seeking to identify undervalued companies, the portfolio managers:


o seek to buy stocks that are deeply discounted relative to their view of up-side potential

o use proprietary bottom-up equity research and detailed quantitative analyses to identify investment opportunities

o look for companies that stand to benefit from the positive impact of a likely significant event

o     apply risk analyses to attempt to minimize unintended investment risks

      The portfolio managers may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.


      "Small-cap" companies, for purposes of the portfolio, are considered to be companies whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index. As of December 31, 2004, market capitalizations of Russell 2000 companies ranged from $4 million to $3.6 billion.


      Some companies may outgrow the definition of a "small" company after the portfolio has purchased their securities. These companies continue to be considered "small cap" for purposes of the portfolio's minimum 80% allocation to small company equities. In addition, the portfolio may invest in companies of any size once the 80% policy is met. As a result, the portfolio's average market capitalization may sometimes exceed that of the largest company in the Russell 2000 Index.

      The portfolio's 80% investment policy may be changed by the portfolio's Board of Trustees on 60 days' notice to shareholders. The portfolio's investment objective may be changed without shareholder approval.

PORTFOLIO INVESTMENTS

      The portfolio invests primarily in:

o     Common stock

o     Preferred stock

o     Securities convertible into common stocks

o     Securities whose values are based on common stock, such as warrants

o investment grade debt securities including U.S. government and municipal and other financial instruments

      The portfolio may invest in unlisted securities and securities traded over-the-counter. The portfolio may invest up to 20% of its net assets in debt securities, including up to 5% of its net assets in non-investment-grade debt securities. The portfolio may also invest up to 20% of its net assets in foreign securities. To a limited extent, it may also engage in other investment practices.

RISK FACTORS

      This portfolio's principal risk factors are:

o     market risk

o     special-situation companies

o     start-up and other small companies

      The value of your investment generally will fluctuate in response to stock-market movements. The portfolio's performance will largely depend upon the performance of value stocks, which may be more volatile than the overall stock market.

      Different types of investment styles (such as "growth" vs. "value" strategies) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the portfolio's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing a growth strategy).

      Investing in start-up and other small companies may expose the portfolio to increased market, liquidity and information risks. These risks are defined in "More About Risk."

      Small companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the portfolio's performance if the anticipated benefits of the special situation do not materialize.

      "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.

PORTFOLIO MANAGEMENT

      The Credit Suisse Value Team is responsible for the day-to-day management of the portfolio. The current team members are Stephen J. Kaszynski and Robert
E. Rescoe. See "Meet the Managers."

                              FINANCIAL HIGHLIGHTS


The portfolio Class 2 shares have not yet commenced operations. The figures below are related to the portfolio's initial class of shares and have been audited by the portfolio's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the portfolio's financial statements is included in the portfolio's Annual Report.

-------------------------------------------------------------------------------------------------------------------
PERIOD ENDED:                                                   12/04        12/03        12/02        12/01(1)
-------------------------------------------------------------------------------------------------------------------
Per share data
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 12.02      $  9.64      $ 10.60        $ 10.00
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS

Net investment income (loss)                                     (0.01)       (0.01)        0.01           0.00(2)

Net gain (loss) on investments (both realized and unrealized)     2.46         2.40        (0.97)          0.60
-------------------------------------------------------------------------------------------------------------------
    Total from investment operations                              2.45         2.39        (0.96)          0.60
-------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS

Dividends from net investment income                                --        (0.01)       (0.00)(2)         --

Net asset value, end of period                                 $ 14.47      $ 12.02      $  9.64        $ 10.60
-------------------------------------------------------------------------------------------------------------------
Total return(3)                                                  20.38%       24.76%       (9.06)%         6.00%
-------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                       $26,628      $18,497      $ 9,184        $ 3,430

Ratio of expenses to average net assets(4)                        1.29%        1.29%        1.29%          1.29%(5)

Ratio of net investment income (loss) to average net assets      (0.12)%      (0.02)%       0.11%          0.03%(5)

Decrease reflected in above operating expense ratios due
  to waivers/reimbursements                                       0.31%        0.38%        0.84%          7.44%(5)

Portfolio turnover rate                                             45%          28%          14%             1%
-------------------------------------------------------------------------------------------------------------------


(1) For the period November 30, 2001 (commencement of operations) through December 31, 2001.

(2)   This amount represents less than $0.01 per share.


(3) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. For the years ended December 31, 2004, 2003 and 2002, and the period ended December 31, 2001, there was no effect on the net operating expense ratio because of transfer agent credits.

(5)   Annualized.

                                 MORE ABOUT RISK

INTRODUCTION

      The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The preceding discussion of the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.

      The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

      The portfolio offers its shares to (1) insurance company separate accounts that fund both variable contracts and variable life insurance contracts and (2) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio, which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of the portfolio to any variable contract or plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

TYPES OF INVESTMENT RISK

      The following risks are referred to throughout this Prospectus.

      Access risk Some countries may restrict the portfolio's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the portfolio.

      Correlation risk The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

      Credit risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

      Currency risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses.

      Exposure risk The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

      o Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

      o Speculative To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

      Extension risk An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

      Information risk Key information about an issuer, security or market may be inaccurate or unavailable.

      Interest-rate risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

      Liquidity risk Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

      Market risk The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

      Operational risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

      Political risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

      Prepayment risk Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the portfolio would generally have to reinvest the proceeds at lower rates.

      Regulatory risk Governments, agencies or other regulatory bodies may adopt or change laws or regulations that would adversely affect the issuer, the market value of the security, or the portfolio's performance.

      Valuation risk The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the portfolio.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

|X|   Permitted without limitation; does not indicate actual use


20% Bold type (e.g., 20%) represents an investment limitation as a percentage of net portfolio assets; does not indicate actual use


20% Roman type (e.g., 20%) represents an investment limitation as a percentage of total portfolio assets; does not indicate actual use

|_|   Permitted, but not expected to be used to a significant extent




--------------------------------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                                                            LIMIT
--------------------------------------------------------------------------------------------------------------------------
Borrowing The borrowing of money from banks to meet redemptions or for other temporary
or emergency purposes. Speculative exposure risk.                                                              33 1/3%
--------------------------------------------------------------------------------------------------------------------------

Country/region focus Investing a significant portion of portfolio assets in a single country or region. Market swings in the targeted country or region will be likely to have a greater effect on portfolio performance than they would in a more geographically diversified equity portfolio.
Currency, market, political risks.                                                                              |_|
--------------------------------------------------------------------------------------------------------------------------

Currency transactions Instruments, such as options, futures, forwards or swaps, intended to manage portfolio exposure to currency risk. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates. Correlation, credit, currency, hedged exposure, liquidity, political,
speculative exposure, valuation risks.(1)                                                                       |_|
--------------------------------------------------------------------------------------------------------------------------

Emerging markets Countries generally considered to be relatively less developed or industrialized.
Emerging markets often face economic problems that could subject the portfolio to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the portfolio to risks beyond those generally encountered in developed countries. Access, currency, information, liquidity,
market, operational, political, valuation risks.                                                                |_|
--------------------------------------------------------------------------------------------------------------------------

Equity and equity related securities Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market
movements or negative company or industry events. Liquidity, market, valuation risks.                           |X|
--------------------------------------------------------------------------------------------------------------------------

Foreign securities Securities of foreign issuers. May include depository receipts. Currency,
information, liquidity, market, operational, political, valuation risks.                                        20%
--------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                                                                LIMIT
-----------------------------------------------------------------------------------------------------------------------------
Futures and options on futures Exchange-traded contracts that enable the portfolio to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the portfolio (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1) Correlation, currency, hedged exposure,
interest-rate, market, speculative exposure risks.(2)                                                                |_|
-----------------------------------------------------------------------------------------------------------------------------

Investment-grade debt securities Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of
comparable quality. Credit, interest-rate, market risks.                                                             20%
-----------------------------------------------------------------------------------------------------------------------------

Mortgage-backed and asset-backed securities Debt securities backed by pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations
(CMOs), or other receivables. Credit, extension, interest-rate, liquidity, prepayment risks.                         |_|
-----------------------------------------------------------------------------------------------------------------------------

Municipal securities Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders. Credit, interest-rate,
market, regulatory risks.                                                                                            |_|
-----------------------------------------------------------------------------------------------------------------------------

Non-investment-grade debt securities Debt securities rated below the fourth-highest grade
(BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Commonly referred to as junk bonds. Credit, information, interest-rate, liquidity, market,
valuation risks.                                                                                                      5%
-----------------------------------------------------------------------------------------------------------------------------

Options Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period.(1) Correlation, credit, hedged
exposure, liquidity, market, speculative exposure, valuation risks.                                                  10%
-----------------------------------------------------------------------------------------------------------------------------

Privatization programs Foreign governments may sell all or part of their interests in enterprises they
own or control. Access, currency, information, liquidity, operational, political, valuation risks.                   |_|
-----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                                                                  LIMIT
---------------------------------------------------------------------------------------------------------------------------------
Real-estate investment trusts (REITs) Pooled investment vehicles that invest primarily in income-
producing real estate or real estate related loans or interests. Credit, liquidity, interest-rate, market risks.        |_|
---------------------------------------------------------------------------------------------------------------------------------

Restricted and other illiquid securities Certain securities with restrictions on trading, or those
not actively traded. May include private placements. Liquidity, market, valuation risks.                                 15%
---------------------------------------------------------------------------------------------------------------------------------

Securities lending Lending portfolio securities to financial institutions; the portfolio receives cash,
U.S. government securities or bank letters of credit as collateral. Credit, liquidity, market risks.                   33 1/3%
---------------------------------------------------------------------------------------------------------------------------------

Short positions Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market will drop. If the portfolio were to take short positions in stocks that increase in value, then the portfolio would have to repurchase the securities at that higher price and it would be likely to underperform similar mutual funds that do not take short positions. Liquidity,
market, speculative exposure risks.                                                                                      10%
---------------------------------------------------------------------------------------------------------------------------------

Short sales "against the box" A short sale where the portfolio owns enough shares of the security
involved to cover the borrowed securities, if necessary. Liquidity, market, speculative exposure risks.                  10%
---------------------------------------------------------------------------------------------------------------------------------

Short-term trading Selling a security shortly after purchase. A portfolio engaging in short-term trading will have higher turnover and transaction expenses. Increased short-term
capital gains distributions could raise shareholders' income tax liability.                                              |X|
---------------------------------------------------------------------------------------------------------------------------------

Special-situation companies Companies experiencing unusual developments affecting their market values. Special situations may include acquisition, consolidation, reorganization, recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation.
Securities of a special-situation company could decline in value and hurt the portfolio's performance
if the anticipated benefits of the special situation do not materialize. Information, market risks.                      |X|
---------------------------------------------------------------------------------------------------------------------------------

Start-up and other small companies Companies with small relative market capitalizations.
Information, liquidity, market, valuation risks.                                                                         |X|
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                                                               LIMIT
----------------------------------------------------------------------------------------------------------------------------
Structured instruments Swaps, structured securities and other instruments that allow the portfolio to gain access to the performance of a benchmark asset (such as an index or selected stocks) where the portfolio's direct investment is restricted. Credit, currency,
information, interest-rate, liquidity, market, political, speculative exposure, valuation risks.                    |_|
----------------------------------------------------------------------------------------------------------------------------

Technology companies Technology companies Companies which may benefit significantly
from advances or improvements in technology. Liquidity, market, valuation risks.                                    |_|
----------------------------------------------------------------------------------------------------------------------------

Temporary defensive tactics Placing some or all of the portfolio's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the portfolio's principal investment strategies and might prevent the
portfolio from achieving its goal.                                                                                  |_|
----------------------------------------------------------------------------------------------------------------------------

Warrants Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time. Liquidity, market,
speculative exposure risks.                                                                                         10%
----------------------------------------------------------------------------------------------------------------------------

When-issued securities and forward commitments The purchase or sale of securities for delivery at a future date; market value may change before delivery. Liquidity, market, speculative
exposure risks.                                                                                                     20%
----------------------------------------------------------------------------------------------------------------------------

(1) The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

(2) The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

                               MEET THE MANAGERS


The Credit Suisse Value Team is responsible for the day-to-day management of the portfolio. The current team members are Stephen J. Kaszynski and Robert E. Rescoe. Mr. Kaszynski is the lead manager of the Credit Suisse Value Team.


Stephen J. Kaszynski, CFA, Managing Director, is head of U.S. value equities. Mr. Kaszynski has been a team member of the portfolio since January 2004. He joined CSAM in 2004 from D.A. Capital Management, of which he was a co-founder and a managing member of the firm's hedge fund, D.A. Long/Short Equity LP, from 2001 to 2003. Previously, Mr. Kaszynski was a partner at Invesco Capital Management where, during his tenure from 1985 to 2001, he was team leader of the institutional large-capitalization value equity product and a senior member of the institutional small-capitalization value equity team. Before coming to Invesco, he was a Vice President and senior equity portfolio manager at Gardner & Preston Moss, which he joined in 1982 and was acquired by Invesco in 1985; and a management consultant with Touche Ross. Mr. Kaszynski holds a B.A. in economics from Knox College and an M.B.A. in finance from the University of Chicago Graduate School of Business.

Robert E. Rescoe, CFA, Director, is a portfolio manager specializing in U.S. value equities and has been a team member of the portfolio since May 2003. Mr. Rescoe came to CSAM in 1999 when Credit Suisse acquired Warburg Pincus Asset Management, where he had been since 1993. Previously, he was a vice president and equity analyst at Fred Alger Management and a senior equity analyst at American General Capital Management. Mr. Rescoe holds a B.A. in political science from Tulane University and an M.B.A. in finance from the University of Texas.


      The Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.


            Job titles indicate position with the investment adviser.

                            MORE ABOUT YOUR PORTFOLIO

SHARE VALUATION

      The net asset value ("NAV") of each class of the portfolio is determined at the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4 p.m. ET) each day the NYSE is open for business. It is calculated by dividing the total assets of each class of the portfolio, less its liabilities, by the number of shares outstanding in each class.


      The portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

      The portfolio's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A portfolio that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its net asset value.

      Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its prices. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.


DISTRIBUTIONS

      As a portfolio investor, you will receive distributions.

      The portfolio earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

      The portfolio typically distributes dividend income and capital gains at least annually, usually in December. The portfolio may make additional distributions if necessary for the portfolio to avoid a federal tax. Unless otherwise specified, distributions will be reinvested automatically in additional Class 2 shares of the portfolio.

      Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.csam.com/us or by calling 1-800-222-8977.


TAXES

      For a discussion of the tax status of a variable contract or pension or retirement plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.

      Because shares of the portfolio may be purchased only through variable contracts and plans, income dividends and capital gain distributions from the portfolio are taxable, if at all, to the participating insurance companies and plans and the variable contract owner or plan participant generally will not be subject to tax on such dividends and distributions until they are distributed to such owner or participant from their respective variable contract or plan.


      The portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Code on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

      Because each contract holder's situation is unique, ask your tax professional about the tax consequences of your investment.


STATEMENTS AND REPORTS

      The portfolio produces financial reports, which include a list of the portfolio's holdings, semiannually and updates its prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the portfolio. If you would like to receive additional reports, prospectuses or proxy statements, please call 1-800-222-8977.


      The portfolio discloses its portfolio holdings and certain of the portfolio's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.csam.com/us. This information is posted on the portfolio's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of the portfolio's policies and procedures with respect to disclosure of its portfolio securities is available in the portfolio's SAI.

                            BUYING AND SELLING SHARES

      You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.

      An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

      Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

      The portfolio reserves the right to:


o change or discontinue its exchange privilege after 60 days' notice to current investors


o temporarily suspend the exchange privilege during unusual market conditions

o     charge a wire-redemption fee

o make a "redemption in kind" - payment in portfolio securities rather than cash - for certain large redemption amounts that could hurt portfolio operations

o suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)


o stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

FREQUENT PURCHASES AND
SALES OF PORTFOLIO SHARES

      Frequent purchases and redemptions of portfolio shares present risks to the contract owners or plan participants who hold shares of the portfolio through their annuity contracts or pension plans over the long term. These risks include the potential for dilution in the value of portfolio shares; interference with the efficient management of the portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the portfolio's investment objective; losses on the sale of investments resulting from the need to sell securities at less favorable prices; and increased brokerage and administrative costs. These risks may be greater for portfolios investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for portfolio holdings (e.g., "time zone arbitrage").

      The portfolio will take steps to detect and eliminate excessive trading in portfolio shares, pursuant to the portfolio's policies as described in this Prospectus and approved by the Board of Trustees. The portfolio defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. A contract owner or plan participant that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. However, the portfolio's shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, or to tax-qualified pension and retirement plans. These shareholders typically hold portfolio shares for a number of contracts or participants in a single account, and the portfolio generally has little or no access to the records of individual contract holders or plan participants. As a result, the portfolio is dependent on the rights, ability and willingness of these participating insurance companies and plans to enforce the portfolio's excessive trading policies. It should also be noted that insurance company separate accounts and plans may have their own policies and procedures to detect and prevent excessive trading in shares of the underlying mutual funds they offer, which may define market timing differently than the portfolio does and have different consequences associated with it. The portfolio works with insurance companies and plans that offer portfolio shares to detect and eliminate excessive trading activity by contract holders and plan participants, but there can be no assurance that excessive trading in portfolio shares will not occur. As a result, some contract holders or plan participants may be able to engage in market timing while other contract holders or plan participants are harmed by such activity.

      The portfolio reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the insurance contract or plan. In particular, the portfolio reserves the right to reject a purchase or an exchange purchase order from any insurance contract or plan that in its opinion has not taken effective steps to detect and prevent frequent purchases and sales of portfolio shares.

      The portfolio has also adopted fair valuation policies to protect the portfolio from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Portfolio - Share Valuation." The portfolio's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

                               OTHER INFORMATION

ABOUT THE DISTRIBUTOR

      Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, serves as distributor of the portfolio's shares.

      The portfolio has adopted a Rule 12b-1 plan for its Class 2 shares to pay distribution and service fees for the sale and servicing of Class 2 shares.

      Under the 12b-1 plan, CSAMSI receives fees at an annual rate of 0.25% of average daily net assets of the portfolio's Class 2 shares. Because the fees are paid out of the portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      Distribution and service fees are used to pay to promote the sale of Class 2 shares and the servicing of Class 2 accounts of the portfolio. Under the 12b-1 plan, the portfolio pays a fee to the distributor, which in turn remits all or a portion of the fee to participating insurance companies and pension and retirement plans to reimburse them for various costs incurred or paid by these companies and plans in connection with marketing, distributing and servicing Class 2 shares. The distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than to a participating insurance company itself. Examples of expenses payable under the 12b-1 plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature) to policyholders and plan participants, holding seminars and sales meetings, providing customer service to policyholders and plan participants and paying sales compensation to insurance company and plan employees.


      With respect to the portfolio, CSAMSI or its affiliates (including CSAM) may make additional payments out of their own resources to firms offering shares of the portfolio for providing administration, subaccounting, transfer agency and/or other services. CSAMSI or its affiliates may also make payments out of past profits and other available sources for marketing, promotional or related expenses. Such payments may be made to insurance companies and other entities offering shares of the portfolio and/or providing services with respect to such shares. The amount of these payments is determined by CSAMSI or its affiliates and may be substantial. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Trust--Shareholder Servicing" in the SAI.

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                                       26

                       This page intentionally left blank

                              FOR MORE INFORMATION

      This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select the portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

ANNUAL/SEMIANNUAL
REPORTS TO SHAREHOLDERS

      Includes financial statements, portfolio investments and detailed performance information.

      The Annual Report also contains a letter from the portfolio managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past year.

OTHER INFORMATION


      A current SAI which provides more details about the portfolio is on file with the SEC and is incorporated by reference.


      You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.


      Please contact the Credit Suisse Funds to obtain, without charge, the SAI and Annual and Semiannual Reports and other information, and to make shareholder inquiries:


BY TELEPHONE:
    800-222-8977

BY FACSIMILE:
    646-354-5026

BY MAIL:
    Credit Suisse Trust
    P.O. Box 55030
    Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
    Boston Financial Data Services, Inc.
    Attn: Credit Suisse Trust
    66 Brooks Drive
    Braintree, MA 02184

ON THE INTERNET:


    www.csam.com/us

    The portfolio's SAI and Annual and Semiannual Reports are available on its website, www.csam.com/us.


SEC file number:
Credit Suisse Trust                                                    811-07261


P.O. BOX 55030, BOSTON, MA 02205-5030                        CREDIT | ASSET
800-927-2874  o  WWW.CSAM.COM/US                             SUISSE | MANAGEMENT

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.     TRTSC-PRO-0505

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2005
                            -------------------------
                               CREDIT SUISSE TRUST

                           Emerging Markets Portfolio
                            Large Cap Value Portfolio
                          International Focus Portfolio
                           Global Small Cap Portfolio
                           Small Cap Growth Portfolio
                            Mid-Cap Growth Portfolio

This combined Statement of Additional Information provides information about Credit Suisse Trust (the "Trust"), relating to the Emerging Markets, Large Cap Value, International Focus, Global Small Cap, Small Cap Growth and Mid-Cap Growth Portfolios (each, a "Portfolio," and collectively, the "Portfolios") that supplements information contained in the Prospectus for each Portfolio (each, a "Prospectus," and collectively, the "Prospectuses"), dated May 1, 2005.

Each Portfolio's audited Annual Report dated December 31, 2004, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

This Statement of Additional Information is not itself a Prospectus, and no investment in shares of the Portfolios should be made solely upon the information contained herein. Copies of the Trust's Prospectuses, Annual Report and information regarding each Portfolio's current performance may be obtained by writing or telephoning:




                               CREDIT SUISSE TRUST
                                 P.O. BOX 55030
                              BOSTON, MA 02205-5030
                                 1-800-222-8977

                                Table of Contents

                                                                            Page
INVESTMENT OBJECTIVES AND POLICIES. . . . . . . . . . . . . . . . . . . . .    1
  General Investment Strategies . . . . . . . . . . . . . . . . . . . . . .    2
  Strategic and Other Transactions. . . . . . . . . . . . . . . . . . . . .    2
    Hedging Generally . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
  Options on Securities and Securities Indices and Currency Exchange
    Transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
    Securities Options. . . . . . . . . . . . . . . . . . . . . . . . . . .    3
  Futures Activities. . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
    Futures Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
    Options on Futures Contracts. . . . . . . . . . . . . . . . . . . . . .   10
    Swaps                                                                     11
    Asset Coverage for Forward Contracts, Options, Futures and Options on
      Futures and Swaps . . . . . . . . . . . . . . . . . . . . . . . . . .   12
    Foreign Investments . . . . . . . . . . . . . . . . . . . . . . . . . .   12
    Foreign Currency Exchange . . . . . . . . . . . . . . . . . . . . . . .   13
    Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
    Political Instability . . . . . . . . . . . . . . . . . . . . . . . . .   13
    Foreign Markets . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
    Increased Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . .   14
    Privatizations. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
    Foreign Debt Securities . . . . . . . . . . . . . . . . . . . . . . . .   14
    Sovereign Debt. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
    Brady Bonds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
    Emerging Markets. . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
    Japanese Investments. . . . . . . . . . . . . . . . . . . . . . . . . .   16
    Currency Fluctuation. . . . . . . . . . . . . . . . . . . . . . . . . .   17
    Securities Markets. . . . . . . . . . . . . . . . . . . . . . . . . . .   17
    Foreign Trade . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
    U.S. Government Securities. . . . . . . . . . . . . . . . . . . . . . .   18
    Money Market Obligations. . . . . . . . . . . . . . . . . . . . . . . .   19
    Repurchase Agreements . . . . . . . . . . . . . . . . . . . . . . . . .   19
    Money Market Mutual Funds . . . . . . . . . . . . . . . . . . . . . . .   19
    Debt Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
    Below Investment Grade Securities . . . . . . . . . . . . . . . . . . .   20
    Convertible Securities. . . . . . . . . . . . . . . . . . . . . . . . .   21
    Structured Securities . . . . . . . . . . . . . . . . . . . . . . . . .   22
    Mortgage Backed Securities. . . . . . . . . . . . . . . . . . . . . . .   22
    Asset-Backed Securities . . . . . . . . . . . . . . . . . . . . . . . .   23
    Loan Participations and Assignments . . . . . . . . . . . . . . . . . .   24
    Structured Notes, Bonds or Debentures . . . . . . . . . . . . . . . . .   24
    Stand-By Commitments (Emerging Markets Portfolio Only). . . . . . . . .   25
    Temporary Defensive Strategies. . . . . . . . . . . . . . . . . . . . .   25
    Securities of Other Investment Companies. . . . . . . . . . . . . . . .   26
    Lending of Portfolio Securities                                           26


                                        i

    When Issued Securities and Delayed-Delivery Transactions. . . . . . . .   27
    Short Sales . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
    Reverse Repurchase Agreements and Dollar Rolls. . . . . . . . . . . . .   28
    Warrants. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
    Non-Publicly Traded and Illiquid Securities . . . . . . . . . . . . . .   30
    Rule 144A Securities. . . . . . . . . . . . . . . . . . . . . . . . . .   31
    Borrowing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
    Small Capitalization and Emerging Growth Companies; Unseasoned
      Issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
    "Special Situation" Companies . . . . . . . . . . . . . . . . . . . . .   32
    General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
    Private Funds  (Global Small Cap Portfolio Only). . . . . . . . . . . .   32
    REITs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . . .   34
PORTFOLIO VALUATION . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
PORTFOLIO TRANSACTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . .   37
PORTFOLIO TURNOVER  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41
MANAGEMENT OF THE TRUST . . . . . . . . . . . . . . . . . . . . . . . . . .   42
    Officers and Board of Trustees. . . . . . . . . . . . . . . . . . . . .   42
    Proxy Voting Policy . . . . . . . . . . . . . . . . . . . . . . . . . .   48
    Disclosure of Portfolio Holdings. . . . . . . . . . . . . . . . . . . .   49
    Investment Advisers and Co-Administrators . . . . . . . . . . . . . . .   51
  Sub-Advisory Agreements . . . . . . . . . . . . . . . . . . . . . . . . .   54
  Board Approval of Advisory Agreements . . . . . . . . . . . . . . . . . .   59
  Co-Administration Agreements  . . . . . . . . . . . . . . . . . . . . . .   63
    Code of Ethics. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65
  Custodian and Transfer Agent. . . . . . . . . . . . . . . . . . . . . . .   65
    Distribution and Shareholder Servicing. . . . . . . . . . . . . . . . .   66
    Organization of the Trust . . . . . . . . . . . . . . . . . . . . . . .   67
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION. . . . . . . . . . . . . . .   68
ADDITIONAL INFORMATION CONCERNING TAXES . . . . . . . . . . . . . . . . . .   69
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL . . . . . . . . .   73
FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . .   73
MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   74
APPENDIX A - PROXY VOTING POLICY. . . . . . . . . . . . . . . . . . . . . .  A-1
APPENDIX B - DESCRIPTION OF RATINGS . . . . . . . . . . . . . . . . . . . .  B-1
APPENDIX C - FEE ARRANGEMENT FOR THE SALE OF
SHARES OF THE CREDIT SUISSE TRUST . . . . . . . . . . . . . . . . . . . . .  C-1

                       INVESTMENT OBJECTIVES AND POLICIES

          The following information supplements the descriptions of each Portfolio's investment objective and policies in the Prospectuses. There are no assurances that the Portfolios will achieve their investment objectives.

          The investment objective of the Emerging Markets Portfolio is growth of capital. The Emerging Markets Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of issuers from at least three emerging markets.

          The investment objective of the Global Small Cap Portfolio is long-term growth of capital. The Global Small Cap Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small companies from at least three countries, including the U.S.

          The investment objectives of the Large Cap Value Portfolio are long-term growth of capital and income. The Large Cap Value Portfolio, under normal market conditions, invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with large market capitalizations. The Large Cap Value Portfolio considers a large company to be one whose market capitalization is equal to or greater than the smallest company in the Russell 1000 Index.

          The investment objective of the International Focus Portfolio is long-term capital appreciation. The International Focus Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of issuers from at least three major foreign markets.

          The investment objective of the Mid-Cap Growth Portfolio is maximum capital appreciation. The Mid-Cap Growth Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of mid-cap companies.

          The investment objective of the Small Cap Growth Portfolio is capital growth. The Small Cap Growth Portfolio will invest, under normal market condition, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small U.S. companies. The Small Cap Growth Portfolio considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index.

          Each Portfolio's investment objective may be changed by the Board of Trustees without shareholder approval.

          These percentage requirements will not be applicable during periods when a Portfolio pursues a temporary defensive strategy, as discussed below.

General Investment Strategies
-----------------------------

          Unless otherwise indicated, all of the Portfolios are permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. The Portfolios do not represent that these techniques are available now or will be available at any time in the future.

Strategic and Other Transactions
--------------------------------

          Subject to the limitations described above, up to 25% of a Portfolio's assets may be at risk in connection with the strategies described below. The amount of assets considered to be "at risk" in these transactions is, in the case of purchasing options, the amount of the premium paid and in the case of writing options, the value of the underlying obligation.

          HEDGING GENERALLY. Each Portfolio may enter into options, futures and currency exchange transactions for several purposes, including generating current income to offset expenses or increase return, and as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of a Portfolio's assets.

          In hedging transactions based on an index, whether a Portfolio will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of a Portfolio's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, a Portfolio's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect a Portfolio's net investment results if the markets do not move as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by

Credit Suisse Asset Management, LLC ("CSAM") still may not result in a successful hedging transaction.

          Each Portfolio will engage in hedging transactions only when deemed advisable by CSAM, and successful use by the Portfolios of hedging transactions will be subject to CSAM's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect a Portfolio's performance.

          To the extent that a Portfolio engages in the strategies described below, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and a Portfolio may be unable to close out a position without incurring substantial losses, if at all. The Portfolios are also subject to the risk of a default by a counterparty to an off-exchange transaction.

Options on Securities and Securities Indices and Currency Exchange Transactions
-------------------------------------------------------------------------------

          Each Portfolio may purchase and write (sell) options on securities, securities indices and currencies for hedging purposes or to increase total return. Each Portfolio may enter into futures contracts and options on futures contracts on securities, securities indices, foreign currencies interest rates and may engage in spot and forward currency exchange transactions (known as "foreign exchange transactions") for these same purposes, which may involve speculation. The amount of assets considered to be "at risk" in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation.

          SECURITIES OPTIONS. Each Portfolio may write covered put and call options on stock and debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC") options. A Portfolio realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

          The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.

          The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Portfolio as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). When a Portfolio writes call options, it retains the risk of a decline in the price of the underlying security. The size of the premiums that the Portfolios may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

          In the case of options written by a Portfolio that are deemed covered by virtue of the Portfolio's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Portfolio has written options may exceed the time within which the Portfolio must make delivery in accordance with an exercise notice. In these instances, a Portfolio may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Portfolio will not bear any market risk, since the Portfolio will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Portfolio may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

          Additional risks exist with respect to certain of the securities for which a Portfolio may write covered call options. For example, if the Portfolio writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Portfolio will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

          Options written by a Portfolio will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. Each Portfolio may write (i) in-the-money call options when CSAM expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when CSAM expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when CSAM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, each Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

          Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Portfolio prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which a Portfolio may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs. Similarly, in cases where a Portfolio has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. A Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Portfolio under an option it has written would be terminated by a closing purchase transaction (the Portfolio would not be deemed to own an option as a result of the transaction). So long as the obligation of a Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. A Portfolio cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

          There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Portfolio's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Portfolio. The Portfolios, however, will purchase OTC options only from dealers whose debt securities, as determined by CSAM, are considered to be investment grade. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

          Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Portfolios and other clients of CSAM and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Portfolios will be able to purchase on a particular security.

          SECURITIES INDEX OPTIONS. Each Portfolio may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the New York Stock Exchange (the "NYSE") Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

          Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

          OTC OPTIONS. Each Portfolio may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by a Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

          Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, a Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. Although the Portfolios will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Portfolios, there can be no assurance that the Portfolios will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Portfolio. Until a Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair each Portfolio's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

          CURRENCY EXCHANGE TRANSACTIONS. The value in U.S. dollars of the each Portfolio's assets that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Portfolio may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Portfolio will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into currency futures contracts or options on such contracts (as described below), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. Each Portfolio may engage in currency transactions for both hedging purposes and to increase total return, which may involve speculation.

          FORWARD CURRENCY CONTRACTS. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

          Each Portfolio may also enter into forward currency contracts with respect to specific transactions. For example, when a Portfolio anticipates the receipt in a foreign currency of interest payments on a security that it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

          At or before the maturity of a forward contract entered into to hedge against currency fluctuations with respect to a portfolio security, a Portfolio may either sell the portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

          Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to a Portfolio. To the extent a Portfolio engages in forward currency contracts to generate current income, the Portfolio will be subject to these risks which the Portfolio might otherwise avoid (e.g., through use of hedging transactions.)

          CURRENCY OPTIONS. Each Portfolio may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

          CURRENCY HEDGING. Each Portfolio's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Portfolio generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

          A decline in the U.S. dollar value of a foreign currency in which a Portfolio's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Portfolio may purchase foreign currency put options. If the value of the foreign currency does decline, the Portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Instead, profit to the currency trader is included in the purchase price. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

          While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Portfolio's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Portfolio's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against a price decline if the issuer's creditworthiness deteriorates.

Futures Activities
------------------

          Each Portfolio may enter into foreign currency, interest rate and securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes, including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" will not exceed 5% of a Portfolio's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. Each Portfolio reserves the right to engage in transactions involving futures contracts and options on futures contracts in accordance with the Portfolio's policies. Each Portfolio is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

          FUTURES CONTRACTS. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

          No consideration is paid or received by a Portfolio upon entering into a futures contract. Instead, the Portfolio is required to segregate with its custodian an amount of cash or securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if a Portfolio fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." A Portfolio will also incur brokerage costs in connection with entering into futures contracts.

          At any time prior to the expiration of a futures contract, a Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although each Portfolio may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio's performance.

          OPTIONS ON FUTURES CONTRACTS. Each Portfolio may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

          An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of each Portfolio.

          Swaps. (Emerging Markets and International Focus Portfolios) The
          -----
Emerging Markets and International Focus Portfolios may enter into swaps relating to interest rates, indexes, currencies and equity interests of foreign issuers. A swap transaction is an agreement between a Portfolio and a counterparty to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a stock index, a basket of stocks or a single stock. A Portfolio may enter into these transactions for hedging purposes, such as to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios may also use these transactions for speculative purposes to increase total return, such as to obtain the price performance of a security without actually purchasing the security in circumstances under which, for example, the subject security is illiquid, unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

          A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the counterparty to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes,

CSAM believes such obligations do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act"), and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. Where swaps are entered into for other than hedging purposes, a Portfolio will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over its entitlements with respect to each swap on a daily basis.

          Asset Coverage for Forward Contracts, Options, Futures and Options on
          ---------------------------------------------------------------------
Futures and Swaps. Each Portfolio will comply with guidelines established by the
-----------------
U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of forward currency contracts; options written by the Portfolios on currencies, securities and securities indexes and swaps; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Portfolio's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

          For example, a call option written by a Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities subject to the call without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If a Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

          Foreign Investments. The Emerging Markets, International Focus and
          -------------------
Global Small Cap Portfolios will invest in foreign securities, and the Large Cap Value, Small Cap Growth and Mid-Cap Growth Portfolios may invest in foreign securities in amounts up to 20%, 10% and 10% of their total assets, respectively. As a result, investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, foreign investments by the Portfolios are subject to the risk that natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Natural disaster risks are, of course, not limited to foreign investments and may apply to a Portfolio's domestic investments as well. A Portfolio may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

          Foreign Currency Exchange. Since each Portfolio may invest in securities denominated in currencies other than the U.S. dollar, and since a Portfolio may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, each Portfolio's investments in foreign companies may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Portfolio's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by a Portfolio with respect to its foreign investments. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. A Portfolio may use hedging techniques with the objective of protecting against loss through the fluctuation of the valuation of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Exchange Transactions" and "Futures Activities" above.

          Information. The majority of the foreign securities held by a Portfolio will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about these securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

          Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

          Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold, which may result in increased exposure to market and foreign exchange fluctuation and increased illiquidity.

          Increased Expenses. The operating expenses of the International Focus and Emerging Markets Portfolios (and, to the extent they invest in foreign securities, the Large Cap Value, Global Small Cap and Small Cap Growth Portfolios) can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the expenses of the Portfolio associated with foreign investing, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

          Privatizations. Each Portfolio may invest in privatizations (i.e. foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Portfolios, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful. The International Focus and Emerging Markets Portfolios may invest to a significant extent in privatizations.

          Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

          The foreign government securities in which a Portfolio may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

          Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers.

          Sovereign Debt. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Portfolio may have limited legal recourse in the event of a default. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

          Investors should also be aware that certain sovereign debt instruments in which a Portfolio may invest involve great risk. Sovereign debt of issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's Investors Service ("Moody's") and the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P"). Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Portfolio may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Portfolios anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Portfolio's ability to dispose of particular issues when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio's portfolio and calculating its net asset value.

          Brady Bonds. Each Portfolio may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the OTC secondary market for debt instruments. Brady Bonds have been issued only recently and therefore do not have a long payment history. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative. The International Focus and Emerging Markets Portfolios may invest to a significant extent in Brady Bonds.

          Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

          Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

          Depository Receipts. The assets of each Portfolio may be invested in the securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depository Receipts ("GDRs"), are issued outside the United States. EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively. For purposes of the Portfolio's investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

          ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

          Emerging Markets. The Portfolios that may invest outside the United States may invest in securities of issuers located in less developed countries considered to be "emerging markets." The Emerging Markets Portfolio and the International Focus Portfolio may invest in securities of issuers located in emerging markets to a significant extent. Investing in securities of issuers located in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

          Japanese Investments. Because the International Focus Portfolio may from time to time have large positions in Japanese securities and the Global Small Cap Portfolio may also invest in Japanese securities, these Portfolios may be subject to general economic and political conditions in Japan. Additional factors relating to Japan that an investor in these Portfolios should consider include the following:

          Generally. The Japanese economy languished for much of the 1990's. Lack of effective government action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending are among the factors cited as possible causes to Japan's economic problems. Steps have been taken to deregulate and liberalize protected areas of the economy, but the pace of change has been slow. Strains in the financial system have also been one of the major causes of Japan's economic weakness. The non-performing loans of financial institutions have hampered their ability to take on risk, thus obstructing the flow of funds into capital outlays as well as equities. The large commercial banks are having to bear a heavy burden of the bad-debt problem (e.g., in accepting write-offs of loans they have extended to distressed smaller institutions, in recapitalizing failed institutions and in stepping up contributions to the Deposit Insurance Corporation, an organization jointly established in 1971 by the government and private financial institutions to protect depositors). While the banking system appears to be making some progress in its attempt to deal with non-performing assets, it is extremely difficult to gauge the true extent of the bad-debt problem which, if not adequately addressed, could lead to a crisis in the banking system.

          Japan's economy is a market economy in which industry and commerce are predominantly privately owned and operated. However, the Japanese government is involved in establishing and meeting objectives for developing the economy and improving the standard of living of the Japanese people, so that changes in government policies could have an adverse effect on the economy and the companies in which the Portfolios invest. Changes in government policies cannot be predicted.

          Currency Fluctuation. Investments by a Portfolio in Japanese securities will be denominated in yen and most income received by these Portfolios from such investments will be in yen. However, each Portfolio's net asset value will be reported, and distributions will be made, in U.S. dollars. Therefore, a decline in the value of the yen relative to the U.S. dollar could have an adverse effect on the value of a Portfolio's Japanese investments. The yen has had a history of unpredictable and volatile movements against the dollar. The Portfolios are not required to hedge against declines in the value of the yen.

          Securities Markets. The common stocks of many Japanese companies trade at high price-earnings ratios, and the Japanese stock markets have often been considered significantly overvalued. The Japanese securities markets are less regulated than those in the United States and, at times, have been very volatile. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are also not always enforced to the same extent as in the United States. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States.

          Foreign Trade. Much of Japan's economy is dependent upon international trade. The country is a leading exporter of automobiles and industrial machinery, as well as industrial and consumer electronics. Consequently, Japan's economy and export growth are largely dependent upon the economic development of its trading partners, particularly the United States and the developing nations in Southeast Asia.

          Because of the large trade surpluses it has generated, Japan at times has had difficult relations with its trading partners, particularly the U.S. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short and long term.

          Natural Resource Dependency. An island nation with limited natural resources, Japan is also heavily dependent upon imports of essential products such as oil, forest products and industrial metals. Accordingly, Japan's industrial sector and domestic economy are highly sensitive to fluctuations in international commodity prices. In addition, many of these commodities are traded in U.S. dollars and any strength in the exchange rate between the yen and the dollar can have either a positive or a negative effect upon corporate profits.

          Energy. Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly-type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

          Natural Disasters. The islands of Japan lie in the western Pacific Ocean, off the eastern coast of the continent of Asia. Japan has in the past experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and the damage resulting therefrom, continue to exist. The long-term economic effects of such geological factors on the Japanese economy as a whole, and on the Portfolios' investments, cannot be predicted.

          U.S. Government Securities. The obligations issued or guaranteed by
          --------------------------
the U.S. government in which a Portfolio may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

          Other U.S. government securities in which the Portfolios may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration,

Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Each Portfolio may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Portfolio will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

          Money Market Obligations. Each Portfolio is authorized to invest,
          ------------------------
under normal market conditions, up to 20% of its assets in domestic and foreign short-term (one year or less remaining to maturity) money market obligations and, in the case of the Emerging Markets, International Focus, Global Small Cap and Small Cap Growth Portfolios, medium-term (five years or less remaining to maturity) money market obligations. Money market instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign, domestic savings and loans and similar institutions) that are high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

          Repurchase Agreements. Each Portfolio may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert this right. CSAM monitors the creditworthiness of those bank and non-bank dealers with which the Portfolio enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

          Money Market Mutual Funds. A Portfolio may invest up to 5% of its assets in securities of money market mutual funds, including those that are affiliated with the Portfolio or CSAM, when CSAM believes that it would be beneficial to the Portfolio and appropriate considering the factors of return and liquidity. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. As a shareholder in any mutual fund, a Portfolio will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Portfolio's management fees and other expenses with respect to assets so invested.

          Debt Securities. Each Portfolio may invest up to 20% of its net assets
          ---------------
in debt securities (other than money market obligations). Any percentage limitation on a Portfolio's ability to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below.

          Moody's and S&P are private services that provide ratings of the credit quality of debt securities and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in Appendix B to this Statement of Additional Information.

          Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security's rating. Subsequent to a security's purchase by a Portfolio, it may cease to be rated or it may be downgraded. Neither event will require the sale of such securities, although CSAM will consider such event in its determination of whether a Portfolio should continue to hold the security. CSAM may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

          A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by CSAM. Moody's considers debt securities rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Investors should be aware that ratings are relative and not absolute standards of quality.

          Below Investment Grade Securities. The Emerging Markets Portfolio may
          ---------------------------------
invest up to 20% of its net assets in below investment grade debt securities. Within the 20% limitation on investments in debt securities, up to 10% of the Large Cap Value Portfolio's net assets may be invested in debt securities rated below investment grade, including convertible debt securities. Within the 20% of net assets limitation on investment in debt securities, the International Focus, Global Small Cap, Small Cap Growth and Mid-Cap Growth Portfolios each may invest up to 5% of its assets in below investment grade debt securities.

          Below investment grade debt securities may be rated as low as C by Moody's or D by S&P, or be deemed by CSAM to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. A security rated D by S&P is in default or is expected to default upon maturity or payment date. Below investment grade securities (commonly referred to as "junk bonds") (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Issuers of below investment grade securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

          An economic recession could severely disrupt the market for medium- and lower-rated securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for investment grade securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio and calculating its net asset value.

          The market value of below investment grade securities is also more volatile than that of investment grade securities. Factors adversely impacting the market value of these securities will adversely impact the Portfolio's net asset value. A Portfolio will rely on the judgment, analysis and experience of CSAM in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by S&P and Moody's, CSAM will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether a Portfolio should continue to hold the securities. A Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

          Convertible Securities. Convertible securities in which a Portfolio
          ----------------------
may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and also fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether the Portfolio should continue to hold the securities.

          Structured Securities. The Portfolios may purchase any type of
          ---------------------
publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

          Mortgage-Backed Securities. Each Portfolio may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or government-sponsored enterprises (including those issued by GNMA, FNMA, and FHLMC) and non-government issued mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of fees. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. Although there may be government or private guarantees on the payment of interest and principal of these securities, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Portfolio's shares. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

          Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Portfolio's yield. In addition, mortgage-backed securities issued by certain non-government entities and CMOs may be less marketable than other securities.

          The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the service of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

          Asset-Backed Securities. Asset-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include those issued by the Student Loan Marketing Association. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described herein. Asset-backed securities are considered an industry for industry concentration purposes, and a Portfolio will therefore not purchase any asset-backed securities which would cause 25% of more of a Portfolio's net assets at the time of purchase to be invested in asset-backed securities.

          Asset-backed securities present certain risks that are not presented by other securities in which the Portfolio may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized. A Portfolio may purchase asset-backed securities that are unrated.

          Loan Participations and Assignments. Each Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity (a "Borrower") and one or more financial institutions ("Lenders"). The majority of a Portfolio's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Portfolio's having a contractual relationship only with the Lender, not with the Borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Portfolios generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Portfolios will acquire Participations only if the Lender interpositioned between the Portfolio and the Borrower is determined by CSAM to be creditworthy.

          When a Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

          There are risks involved in investing in Participations and Assignments. The Portfolio may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Portfolio's ability to dispose of particular Participations or Assignments when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing its portfolio and calculating its net asset value.

          Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Portfolio's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

          Stand-By Commitments (Emerging Markets Portfolio Only). The Emerging Markets Portfolio may acquire "stand-by commitments" with respect to securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Portfolio's option specified securities at a specified price. The Portfolio's right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by the Portfolio may also be referred to as "put" options. A stand-by commitment is not transferable by the Portfolio, although the Portfolio can sell the underlying securities to a third party at any time.

          The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. When investing in stand-by commitments, the Portfolio will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of CSAM, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, CSAM will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims.

          The amount payable to the Portfolio upon its exercise of a stand-by commitment is normally (i) the Portfolio's acquisition cost of the securities (excluding any accrued interest which the Portfolio paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

          The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Portfolio's portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

          The Portfolio would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying securities. Stand-by commitments acquired by the Portfolio would be valued at zero in determining net asset value. Where the Portfolio paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Portfolio.

          Temporary Defensive Strategies. When CSAM believes that a defensive
          ------------------------------
posture is warranted, each Portfolio may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements.

          Securities of Other Investment Companies. Each Portfolio may invest in
          ----------------------------------------
securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order. Presently, under the 1940 Act, a Portfolio may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Portfolio's total assets and (iii) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio's total assets. As a shareholder of another investment company, each Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Portfolio bears directly in connection with its own operations.

          In appropriate circumstances, such as when a direct investment by the Portfolio in the securities of a particular country cannot be made or when the securities of an investment company are more liquid than the underlying portfolio securities, the Portfolio may, consistent with the provisions of the 1940 Act, invest in the securities of closed-end investment companies that invest in foreign securities. As a shareholder in a closed-end investment company, the Portfolio will bear its ratable share of the investment company's expenses, including management fees, and will remain subject to payment of the Portfolio's administration fees and other expenses with respect to assets so invested.

          Lending of Portfolio Securities. A Portfolio may lend portfolio
          -------------------------------
securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 331/3% of the Portfolio's total assets (including the loan collateral). Loans of portfolio securities will be collateralized by cash or liquid securities, which are segregated at all times in an amount equal to at least 102% (105% in the case of foreign securities) of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio involved. From time to time, a Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a "finder."

          By lending its securities, the Portfolio can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Income received could be used to pay a Portfolio's expenses and would increase an investor's total return. Each Portfolio will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Portfolio must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Portfolio's ability to recover the loaned securities or dispose of the collateral for the loan.

          When-Issued Securities and Delayed-Delivery Transactions. Each
          --------------------------------------------------------
Portfolio may utilize up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). Each Portfolio engages in when-issued purchases and forward commitments in furtherance of its investment objectives. In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30 to 45 days after the transaction. A Portfolio will not enter into a when-issued transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if CSAM deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. Each Portfolio will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

          When a Portfolio agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          Short Sales. Each portfolio may from time to time sell securities
          -----------
short. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. For Global Small Cap Portfolio, the current market value of the securities sold short (excluding short sales "against the box") will not exceed 10% of a Portfolio's total assets. To deliver the securities to the buyer, a Portfolio must arrange through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A Portfolio will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Portfolio purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Portfolio is required to pay in connection with a short sale.

          A Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Portfolio will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Portfolio will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds of the short sale) will not be less than the market value of the securities at the time they were sold short.

          Short Sales "Against the Box." Each Portfolio may enter into short
          -----------------------------
sales "against the box." In a short sale, a Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Portfolio may engage in a short sale if at the time of the short sale a Portfolio owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." It may be entered into by a Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. If a Portfolio engages in a short sale, the collateral for the short position will be segregated in an account with the Portfolio's custodian or sub-custodian. No more than 10% of a Portfolio's net assets (taken at current value) may be held as collateral for such sales at any one time.

          A Portfolio may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security). In such case, any future losses in the Portfolio's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of cash proceeds of short sales. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to the Portfolio of effecting short sales against the box.

          Reverse Repurchase Agreements and Dollar Rolls. Each Portfolio may
          ----------------------------------------------
enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by CSAM) and "dollar rolls." Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to such Portfolio's agreement to repurchase them at a mutually agreed-upon date, price and rate of interest. At the time the Portfolio enters into a reverse repurchase agreement, it will segregate cash or liquid securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

          The Portfolios also may enter into "dollar rolls," in which the Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio would forgo principal and interest paid on such securities. The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time the Portfolio enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that their value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

          Warrants. Each Portfolio may invest up to 10% of net assets (15% of
          --------
its total assets in the case of the Large Cap Value Portfolio) in warrants. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. A Portfolio may invest in warrants to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

          Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights except for the right to purchase the underlying security.

          Non-Publicly Traded and Illiquid Securities. A Portfolio may not
          -------------------------------------------
invest more than 15% of its net assets (10% in the case of Mid-Cap Growth Portfolio) in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days, certain Rule 144A Securities (as defined below) and, with respect to the Global Small Cap Portfolio, Private Funds (as defined below). Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Portfolio. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Portfolio's investment in illiquid securities is subject to the risk that should such Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of such Portfolio's net assets could be adversely affected.

          Rule 144A Securities. Rule 144A under the Securities Act adopted by
          --------------------
the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. CSAM anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD, Inc.

          An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Portfolio's limit on the purchase of illiquid securities unless the Board or its delegates determine that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

          Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Portfolios to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolios. The Board has adopted guidelines and delegated to CSAM the daily function of determining and monitoring the illiquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for liquidity determinations.

          Borrowing. Each Portfolio may borrow up to 33% of its total assets for
          ---------
temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Additional investments (including roll-overs) will not be made when borrowings exceed 5% of a Portfolio's net assets. Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. Each Portfolio expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable sub-custodian, which may include the lender.

          Small Capitalization and Emerging Growth Companies; Unseasoned
          --------------------------------------------------------------
Issuers. Each Portfolio may invest in securities of unseasoned issuers,
-------
including equity securities of unseasoned issuers which are not readily marketable. The term "unseasoned" refers to issuers which, together with their predecessors, have been in operation for less than thee years. Such investments involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

          Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in better-known, larger companies.

          "Special Situation" Companies. "Special situation" companies are
          -----------------------------
involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, may provide an attractive investment opportunity. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Although investing in securities of small- and medium-sized and emerging growth companies, unseasoned issuers or issuers in "special situations" offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies.

          General. The Portfolios may invest in securities of companies of any
          -------
size, whether traded on or off a national securities exchange. Portfolio holdings may include emerging growth companies, which are small- or medium-sized companies that have passed their start-up phase and that show positive earnings and prospects for achieving profit and gain in a relatively short period of time.

          Private Funds (Global Small Cap Portfolio Only). Up to 10% of the
          -------------
Portfolio's total assets may be invested in United States or foreign private limited partnerships or other investment funds ("Private Funds") that themselves invest in equity or debt securities of (a) companies in the venture capital or post-venture capital stages of development or (b) companies engaged in special situations or changes in corporate control, including buyouts. In selecting Private Funds for investment, the CSAM portfolio management team attempts to invest in a mix of Private Funds that will provide an above average internal rate of return (i.e., the discount rate at which the present value of an investment's future cash inflows (dividend income and capital gains) are equal to the cost of the investment). CSAM believes that the Portfolio's investments in Private Funds offer individual investors a unique opportunity to participate in venture capital and other private investment funds, providing access to investment opportunities typically available only to large institutions and accredited investors. Although investments in Private Funds offer the opportunity for significant capital gains, these investments involve a high degree of business and financial risk that can result in substantial losses in the portion of the portfolio invested in these investments. Among these are the risks associated with investment in companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operation results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage. Such companies may also face intense competition from others, including those with greater financial resources or more extensive development, manufacturing, distribution or other attributes, over which the Portfolio will have no control.

          Interests in the Private Funds in which the Global Small Cap Portfolio may invest will be subject to substantial restrictions on transfer and, in some instances, may be non-transferable for a period of years. Private Funds may participate in only a limited number of investments and, as a consequence, the return of a particular Private Fund may be substantially adversely affected by the unfavorable performance of even a single investment. Certain of the Private Funds in which the Portfolio may invest may pay their investment managers a fee based on the performance of the Private Fund, which may create an incentive for the manager to make investments that are riskier or more speculative than would be the case if the manager was paid a fixed fee. Private Funds are not registered under the 1940 Act and, consequently, are not subject to the restrictions on affiliated transactions and other protections applicable to regulated investment companies. The valuation of companies held by Private Funds, the securities of which are generally unlisted and illiquid, may be very difficult and will often depend on the subjective valuation of the managers of the Private Funds, which may prove to be inaccurate. Inaccurate valuations of a Private Fund's portfolio holdings may affect the Portfolio's net asset value calculations. Private Funds in which the Portfolio invests will not borrow to increase the amount of assets available for investment or otherwise engage in leverage. Debt securities held by a Private Fund will tend to be rated below investment grade and may be rated as low as C by Moody's or D by S&P. Securities in these rating categories are in payment default or have extremely poor prospects of attaining any investment standing. The Portfolio may also hold non-publicly traded equity securities of companies in the venture and post-venture stages of development, such as those of closely held companies or private placements of public companies. The portion of the Portfolio's assets invested in these non-publicly traded securities will vary over time depending on investment opportunities and other factors. The Portfolio's illiquid assets, including interests in Private Funds and other illiquid non-publicly traded securities, may not exceed 15% of the Portfolio's net assets (measured at the time the investments are made).

          CSAM believes that venture capital participation in a company's capital structure can lead to revenue/earnings growth rates above those of older, public companies, such as those in the Dow Jones Industrial Average, the Fortune 500 or the Morgan Stanley Capital International Europe, Australasia, Far East ("EAFE") Index. Venture capitalists finance start-up companies, companies in the early stages of developing new products or services and companies undergoing a restructuring or recapitalization, since these companies may not have access to conventional forms of financing (such as bank loans or public issuances of stock). Venture capitalists may hold substantial positions in companies that may have been acquired at prices significantly below the initial public offering price. This may create a potential adverse impact in the short-term on the market price of a company's stock due to sales in the open market by a venture capitalist or others who acquired the stock at lower prices prior to the company's initial public offering ("IPO"). CSAM will consider the impact of such sales in selecting post-venture capital investments. Venture capitalists may be individuals or funds organized by venture capitalists which are typically offered only to large institutions, such as pension funds and endowments, and certain accredited investors. Outside the United States, venture capitalists may also consist of merchant banks and other banking institutions that provide venture capital financing in a manner similar to U.S. venture capitalists. Venture capital participation in a company is often reduced when the company engages in an IPO of its securities or when it is involved in a merger, tender offer or acquisition.

          REITs. Each Portfolio may invest in real estate investment trusts
          -----
("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Trust, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, amended (the "Code"). By investing in a REIT, the Portfolio will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Portfolio.

          Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

                             INVESTMENT RESTRICTIONS

          The investment limitations numbered 1 through 8 may not be changed without the affirmative vote of the holders of a majority of a Portfolio's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 9 through 14 may be changed by a vote of the Board at any time. If a percentage limitation (other than the percentage limitation set forth in investment restriction No. 1 below) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of such restriction.

          The investment limitations numbered 1 through 8 may not be changed without the affirmative vote of the holders of a majority of a Portfolio's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 9 through 14 may be changed by a vote of the Board at any time. If a percentage limitation (other than the percentage limitation set forth in investment restriction No. 1 below) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of such restriction.

          A Portfolio may not:

          1.     Borrow money, except to the extent permitted under the 1940
Act.

          2. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

          3. For the Large Cap Value, International Focus and Global Small Cap Portfolios only, purchase the securities of any issuer, if as a result more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

          4. Make loans, except through loans of portfolio securities, entry into repurchase agreements, acquisition of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act.

          5. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

          6. Purchase or sell real estate, provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts.

          7. Invest in commodities, except that the Portfolio may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies on a forward commitment or delayed-delivery basis and, with respect to the Emerging Markets Portfolio, enter into stand-by commitments.

          8. Issue any senior security except as permitted in these investment limitations.

          9. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

          10. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

          11. Invest more than 15% (10% in the case of the Mid-Cap Growth Portfolio) of the Portfolio's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

          12. Invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Portfolio's net assets (in the case of the Large Cap Value Portfolio, 15% of the value of that Portfolio's total assets).

          13. Make additional investments (including roll-overs) if the Portfolio's borrowings exceed 5% of its net assets.

          14. For the Mid-Cap Growth Portfolio, invest more than 10% of the value of the Portfolio's total assets in time deposits maturing in more than seven calendar days.

                               PORTFOLIO VALUATION

          The following is a description of the procedures used by each Portfolio in valuing its assets.

          Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board ("Pricing Service). If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board. Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

          If a Pricing Service is not able to supply closing prices and bid/asked quotations, for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the value shall be the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation.

          Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

          The Global Small Cap Portfolio's investments in Private Funds will be valued at the time of investment at the amount invested in the Private Fund, unless and until CSAM determines that such value does not represent fair value, in which case fair value will be determined. Thereafter, investments in Private Funds held by the Global Small Cap Portfolio are valued at their "fair values" using procedures approved by the Board of Trustees. CSAM shall review daily the Global Small Cap Portfolio's fair valued securities.

          Foreign securities traded in the local market will be valued at the closing prices, which may not be the last sale price, on the Primary Market (at the Valuation Time with respect to a Portfolio). If the security did not trade on the Primary Market, it will be valued at the closing price of the local shares (at the Valuation Time with respect to a Portfolio). If there is no such closing price, the value will be the most recent bid quotation of the local shares (at the Valuation Time with respect to a Portfolio).

          Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of a Portfolio's Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value. If the value of a security has been materially affected by events occurring after the relevant market closes, but before a Portfolio calculates its net asset value, the Portfolio may price those securities at fair value as determined in good faith in accordance with procedures approved by the Board.

          Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days that are not business days in New York and days on which a Portfolio's net asset value is not calculated. As a result, calculation of a Portfolio's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange. If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board.

                             PORTFOLIO TRANSACTIONS

          CSAM is responsible for establishing, reviewing and, where necessary, modifying each Portfolio's investment program to achieve its investment objective and for supervising the activities of the sub-investment advisers to the applicable Portfolios. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Private Funds may be purchased directly from the issuer or may involve a broker or placement agent. Other purchases and sales may be effected on a securities exchange or OTC, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Portfolio to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. Purchases of Private Funds through a broker or placement agent will involve a commission or other fee. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government securities.

          CSAM selects specific portfolio investments and effects transactions for each Portfolio. In selecting broker-dealers, CSAM does business exclusively with those broker-dealers that, in CSAM's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, CSAM will pay no more for execution and research services than it considers either, or both together, to be worth. The value of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The value of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet CSAM's standards may be higher than for execution services alone or for services that fall below CSAM's standards. CSAM believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur. Further, CSAM will receive only brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act") when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques, securities ranking services and general research services. Research received from brokers or dealers is supplemental to CSAM's own research program. The table below provides, for the fiscal year ended December 31, 2004, the total brokerage commissions paid by the Portfolios to brokers and dealers who provided research services and the amount of transactions effected by such brokers and dealers for the Portfolios.


-----------------------------------------------------
PORTFOLIO              BROKERAGE    DOLLAR AMOUNT OF
                      COMMISSIONS     TRANSACTIONS
                     DIRECTED FOR
                       RESEARCH
-----------------------------------------------------
Emerging Markets     $     102,976  $      33,967,471
-----------------------------------------------------
Large Cap Value      $      10,309  $      10,764,178
-----------------------------------------------------
International Focus  $      39,603  $      18,985,853
-----------------------------------------------------


                                       38

-----------------------------------------------------
Global Small Cap     $      37,980  $      15,092,827
-----------------------------------------------------
Small Cap Growth     $     251,453  $     152,113,756
-----------------------------------------------------
Mid-Cap Growth       $      12,849  $       9,277,104
-----------------------------------------------------


          All orders for transactions in securities or options on behalf of a Portfolio are placed by CSAM with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), Credit Suisse First Boston ("CSFB") and affiliates of Credit Suisse Group. A Portfolio may utilize CSAMSI, the Portfolios' distributor and an affiliate of CSAM, or affiliates of Credit Suisse in connection with a purchase or sale of securities when CSAM believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

          Investment decisions for each Portfolio concerning specific portfolio securities are made independently from those for other clients advised by CSAM. Such other investment clients may invest in the same securities as a Portfolio. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which CSAM believes to be equitable to each client, including the Portfolios. In some instances, this investment procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or sold for a Portfolio. To the extent permitted by law, CSAM may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for such other investment clients in order to obtain best execution.

          Transactions for the Portfolios may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Portfolios will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

          Each Portfolio may participate, if and when practicable, in bidding for the purchase of securities for the Portfolio's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Portfolio will engage in this practice, however, only when CSAM, in its sole discretion, believes such practice to be otherwise in the Portfolio's interest.

          For the past three fiscal years ended December 31, the Portfolios paid brokerage commissions as follows:

-----------------------------------------------------------------------------
PORTFOLIO                                              YEAR  COMMISSIONS
Emerging Markets                                       2002  $    256,661
                                                       2003  $    539,919
                                                       2004  $    623,392
-----------------------------------------------------------------------------
Large Cap Value                                        2002  $     25,448
                                                       2003  $     52,908
                                                       2004  $     74,523
-----------------------------------------------------------------------------
International Focus                                    2002  $    435,225(1)
                                                       2003  $    445,962
                                                       2004  $    318,353
-----------------------------------------------------------------------------
Global Small Cap                                       2002  $    209,492
                                                       2003  $    312,866
                                                       2004  $    343,630
-----------------------------------------------------------------------------
Small Cap Growth                                       2002  $  1,097,967
                                                       2003  $  2,218,269
                                                       2004  $    232,863
-----------------------------------------------------------------------------
Mid-Cap Growth                                         2002  $     58,866
                                                       2003  $    112,447
                                                       2004  $    172,881
-----------------------------------------------------------------------------

_______________________

(1) The decrease in brokerage commissions paid by the International Focus Portfolio during the period was the result of a number of factors, including a decrease in net assets of the Portfolio.


          In no instance will portfolio securities be purchased from or sold to CSAM, Credit Suisse Asset Management Limited (London) ("CSAM U.K."), Credit Suisse Asset Management Limited Australia ("CSAM Australia"), CSAMSI or Credit Suisse First Boston ("CSFB"), or any affiliated person of the foregoing entities except as permitted by the SEC exemptive order or by applicable law. In addition, a Portfolio will not give preference to any institutions with whom the Portfolio enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

          As of December 31, 2004, the Portfolios held the following securities of their regular brokers or dealers:


------------------------------------------------------------------
PORTFOLIO                NAME OF SECURITIES       AGGREGATE VALUE
------------------------------------------------------------------
------------------------------------------------------------------
Mid-Cap Growth       State Street Bank and Trust  $      3,005,000
                     Co. Euro Time Deposit
------------------------------------------------------------------
Emerging Markets     State Street Bank and Trust  $      4,402,000
                     Co. Euro Time Deposit
------------------------------------------------------------------


                                       40

------------------------------------------------------------------
PORTFOLIO                NAME OF SECURITIES       AGGREGATE VALUE
------------------------------------------------------------------
Global Small Cap     State Street Bank and Trust  $      5,366,000
                     Co. Euro Time Deposit
------------------------------------------------------------------
International Focus  State Street Bank and Trust  $      2,979,000
                     Co. Euro Time Deposit

                     UBS AG                       $      1,930,524
------------------------------------------------------------------
Large Cap Value      Bank of America Corp.        $      1,527,175
------------------------------------------------------------------
                     State Street Bank and Trust  $      1,134,000
                     Co. Euro Time Deposit

                     Lehman Brothers Inc.,        $        699,840
                     Common Stock

                     Morgan Stanley Common        $        705,104
                     Stock
------------------------------------------------------------------
Small Cap Growth     State Street Bank and Trust  $     11,007,000
                     Co. Euro Time Deposit
------------------------------------------------------------------


                               PORTFOLIO TURNOVER

          The Portfolios do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Portfolio deems it desirable to sell or purchase securities. A Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

          Certain practices that may be employed by a Portfolio could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, the Portfolio will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's security instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of a Portfolio may be higher than mutual funds having similar objectives that do not utilize these strategies.

          It is not possible to predict the Portfolios' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in dealer markups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. The table below details the portfolio turnover rates of each Portfolio for the following fiscal years ended December 31.

---------------------------------
PORTFOLIO            2003   2004
---------------------------------
---------------------------------
Emerging Markets      167%   121%
---------------------------------
Large Cap Value        86%    53%
---------------------------------
International Focus   131%    90%
---------------------------------
Global Small Cap       86%    79%
---------------------------------
Small Cap Growth       76%    99%
---------------------------------
Mid-Cap Growth         73%   124%
---------------------------------


                             MANAGEMENT OF THE TRUST

          Officers and Board of Trustees
          ------------------------------

          The business and affairs of the Trust are managed by the Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts. The Board elects officers who are responsible for the day-to-day operations of the Trust and who execute policies authorized by the Board. Under the Trust's Declaration of Trust, the Board may classify or reclassify any unissued shares of the Trust into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of the Trust's shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Trust.

          The names (and ages) of the Trust's Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

-------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER
                                                                                        OF
                                                                                    PORTFOLIOS
                                           TERM OF                                   IN FUND
                                           OFFICE(1)                                 COMPLEX
                                             AND                                     OVERSEEN          OTHER
                           POSITION(S)    LENGTH OF                                     BY         DIRECTORSHIPS
NAME, ADDRESS AND           HELD WITH        TIME       PRINCIPAL OCCUPATION(S)      TRUSTEE/         HELD BY
DATE OF BIRTH                 TRUST         SERVED       DURING PAST FIVE YEARS      OFFICER      TRUSTEE/OFFICER
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------
Richard H. Francis        Trustee,        Since 1999  Currently retired                     37  None
c/o Credit Suisse Asset   Nominating
Management, LLC           and Audit
466 Lexington Avenue      Committee
New York, New York        Member
10017-3140

Date of Birth:  04/23/32
-------------------------------------------------------------------------------------------------------------------

---------------------

1 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.


                                       42

-------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER
                                                                                        OF
                                                                                    PORTFOLIOS
                                           TERM OF                                   IN FUND
                                          OFFICE(1)                                  COMPLEX
                                             AND                                     OVERSEEN          OTHER
                           POSITION(S)    LENGTH OF                                     BY         DIRECTORSHIPS
NAME, ADDRESS AND           HELD WITH        TIME       PRINCIPAL OCCUPATION(S)      TRUSTEE/         HELD BY
DATE OF BIRTH                 TRUST         SERVED       DURING PAST FIVE YEARS      OFFICER      TRUSTEE/OFFICER
-------------------------------------------------------------------------------------------------------------------
Jeffrey E. Garten         Trustee,        Since 1998  Dean of Yale School of                36  Director of Aetna,
Box 208200                Nominating                  Management and                            Inc. (insurance
New Haven,                and Audit                   William S. Beinecke                       company);
Connecticut               Committee                   Professor in the                          Director of
06520-8200                Member                      Practice of International                 Calpine
Date of Birth:  10/29/46                              Trade and Finance                         Corporation
                                                      from November                             (energy provider);
                                                      1995 to present                           Director of
                                                                                                CarMax Group
                                                                                                (used car dealers)
-------------------------------------------------------------------------------------------------------------------
Peter F. Krogh            Trustee,        Since 2001  Dean Emeritus and                     36  Director of
301 ICC                   Nominating                  Distinguished                             Carlisle
Georgetown University     Committee                   Professor of                              Companies
Washington, DC 20057      Member and                  International Affairs                     Incorporated
                          Audit                       at the Edmund A.                          (diversified
Date of Birth:  02/11/37  Committee                   Walsh School of                           manufacturing
                          Chairman                    Foreign Service,                          company)
                                                      Georgetown
                                                      University from
                                                      June 1995 to present
-------------------------------------------------------------------------------------------------------------------
James S. Pasman, Jr.      Trustee,        Since 1999  Currently retired                     38  Director of
c/o Credit Suisse Asset   Nominating                                                            Education
Management, LLC           and Audit                                                             Management
466 Lexington Avenue      Committee                                                             Corp.
New York, New York        Member
10017-3140

Date of Birth:  12/20/30
-------------------------------------------------------------------------------------------------------------------
Steven N. Rappaport       Lead Trustee,   Since 1999  Partner of Lehigh Court,              38  Director of
Lehigh Court, LLC         Nominating                  LLC and RZ Capital                        Presstek, Inc.
40 East 52nd Street,      Committee                   (private investment                       (digital imaging
New York, New York        Chairman and                firms) from July 2002                     technologies
10022                     Audit                       to present; Transition                    company);
                          Committee                   Adviser to SunGard                        Director of Wood
Date of Birth:  07/10/48  Member                      Securities Finance,                       Resources, LLC
                                                      Inc. from February                        (plywood
                                                      2002 to July 2002;                        manufacturing
                                                      President of SunGard                      company)
                                                      Securities Finance,
                                                      Inc. from 2001 to
                                                      February 2002; President of
                                                      Loanet, Inc. (on-line
                                                      accounting service) from
                                                      1997 to 2001
-------------------------------------------------------------------------------------------------------------------


                                       43

-------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER
                                                                                        OF
                                                                                    PORTFOLIOS
                                           TERM OF                                   IN FUND
                                          OFFICE(1)                                  COMPLEX
                                             AND                                     OVERSEEN          OTHER
                           POSITION(S)    LENGTH OF                                     BY         DIRECTORSHIPS
NAME, ADDRESS AND           HELD WITH        TIME       PRINCIPAL OCCUPATION(S)      TRUSTEE/         HELD BY
DATE OF BIRTH                 TRUST         SERVED       DURING PAST FIVE YEARS      OFFICER      TRUSTEE/OFFICER
-------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
-------------------------------------------------------------------------------------------------------------------
Michael E. Kenneally(2)   Chairman        Since 2004  Chairman and                          40  None
Credit Suisse Asset       and Chief                   Global Chief
Management, LLC           Executive                   Executive Officer
466 Lexington Avenue      Officer                     of CSAM since 2003;
New York, New York                                    Chairman and Chief
10017-3140                                            Investment Officer
                                                      of Banc of America
Date of Birth:  03/30/54                              Capital Management
                                                      from 1998 to
                                                      March 2003
-------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND             POSITION(S)       TERM OF OFFICE        PRINCIPAL OCCUPATION(S) DURING PAST
DATE OF BIRTH                  HELD WITH        AND LENGTH OF                     FIVE YEARS
                                 TRUST           TIME SERVED
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
OFFICERS
---------------------------------------------------------------------------------------------------------------
Michael A. Pignataro      Treasurer             Since 1999      Director and Director of Fund Administration of
Credit Suisse Asset       and Chief                             CSAM; Associated with CSAM since 1984;
Management, LLC           Financial                             Officer of other Credit Suisse Funds
466 Lexington Avenue      Officer
New York, New York
10017-3140

Date of Birth:  11/15/59
---------------------------------------------------------------------------------------------------------------
Emidio Morizio            Chief                 Since 2004      Director and Global Head of Compliance of
c/o Credit Suisse Asset   Compliance                            CSAM; Associated with CSAM since July
Management, LLC           Officer                               2000; Vice President and Director of
466 Lexington Avenue                                            Compliance of Forstmann-Leff Associates from
New York, New York                                              1998 to June 2000; Officer of other Credit
10017-3140                                                      Suisse Funds

Date of Birth:  09/21/66
---------------------------------------------------------------------------------------------------------------
Ajay Mehra                Chief Legal           Since 2004      Director and General Counsel (Americas) of
c/o Credit Suisse Asset   Officer                               CSAM since September 2004; Senior Associate
Management, LLC                                                 of Shearman & Sterling LLP from September
466 Lexington Avenue                                            2000 to September 2004; Senior Counsel of the
New York, New York                                              SEC Division of Investment Management from
10017-3140                                                      June 1997 to September 2000; Officer of other
                                                                Credit Suisse Funds
Date of Birth:  08/14/70
---------------------------------------------------------------------------------------------------------------
J. Kevin Gao              Vice                  Since 2004      Vice President and Associate General Counsel
Credit Suisse Asset       President                             of CSAM; Associated with CSAM since July
Management, LLC           and                                   2003; Associated with the law firm of Willkie
466 Lexington Avenue      Secretary                             Farr & Gallagher LLP from 1998 to 2003;
New York, New York                                              Officer of other Credit Suisse Funds.
10017-3140

Date of Birth:  10/13/67
---------------------------------------------------------------------------------------------------------------

--------------------
2    Mr. Kenneally is an "interested person" of the Trust as defined in the 1940
     Act because he is an officer of CSAM.


                                       44

---------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND             POSITION(S)       TERM OF OFFICE        PRINCIPAL OCCUPATION(S) DURING PAST
DATE OF BIRTH                  HELD WITH        AND LENGTH OF                     FIVE YEARS
                                 TRUST           TIME SERVED
---------------------------------------------------------------------------------------------------------------
Robert M. Rizza           Assistant Treasurer   Since 2002      Assistant Vice President of CSAM; Associated
Credit Suisse Asset                                             with CSAM since 1998; Officer of other Credit
Management, LLC                                                 Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth:  12/09/65
---------------------------------------------------------------------------------------------------------------

Ownership In Securities Of The Trust And Trust Complex
------------------------------------------------------

As reported to the Trust, the information in the following table reflects the beneficial ownership by the Trustees of certain securities as of December 31, 2004.

-------------------------------------------------------------------------------------------
                        Dollar Range of Equity            Aggregate Dollar Range of
                      Securities in the Trust(*,1)        Equity Securities in all
                                                          Registered Investment
                                                          Companies Overseen by
                                                          Trustee in Family of
Name of Trustee                                           Investment Companies(*,1)

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEE
-------------------------------------------------------------------------------------------
Richard H. Francis          A                           E
-------------------------------------------------------------------------------------------
Jeffrey E. Garten           A                           A
-------------------------------------------------------------------------------------------
Peter F. Krogh              A                           A
-------------------------------------------------------------------------------------------
James S. Pasman, Jr.        A                           D
-------------------------------------------------------------------------------------------
Steven N. Rappaport         A                           D
-------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
-------------------------------------------------------------------------------------------
Michael E. Kenneally        A                           A
-------------------------------------------------------------------------------------------


___________________

*  Key  to  Dollar  Ranges:
     A.   None
     B.   $1 - $10,000
     C.   $10,000 - $50,000
     D.   $50,000 - $100,000
     E.   Over $100,000

1   Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Committees and Meetings of Trustees
-----------------------------------

          The Trust's Board has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act ("Independent Trustees"), namely Messrs. Francis, Garten, Krogh, Pasman and Rappaport.

          In accordance with its written charter adopted by the Board, the Audit Committee (a) assists Board oversight of the integrity of each Portfolio's financial statements, the independent registered public accounting firm's qualifications and independence, each Portfolio's compliance with legal and regulatory requirements and the performance of each Portfolio's independent registered public accounting firm; (b) prepares an audit committee report, if required by the SEC, to be included in the each Portfolio's annual proxy statement, if any; (c) oversees the scope of the annual audit of each Portfolio's financial statements, the quality and objectivity of each Portfolio's financial statements, each Portfolio's accounting and financial reporting policies and its internal controls; (d) determines the selection, appointment, retention and termination of each Portfolio's independent registered public accounting firm, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to each Portfolio and certain other persons by such independent registered public accounting firm; and (f) acts as a liaison between each Portfolio's independent registered public accounting firm and the full Board. The Audit Committee met four times during the fiscal year ended December 31, 2004.

          In accordance with its written charter adopted by the Board, the Nominating Committee recommends to the Board persons to be nominated by the Board for election at the Trust's meetings of shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings. The Nominating Committee also makes recommendations with regard to the tenure of Board members and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether such structure is operating effectively. The Nominating Committee met four times during the fiscal year ended December 31, 2004.

          The Nominating Committee will consider for nomination to the Board candidates submitted by the Trust's shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Trust's Secretary, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017. Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of the Trust that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an "interested person" of the Trust (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the Committee's discretion, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Exchange Act. If the Trust is holding a shareholder meeting, any such submission, in order to be included in the Trust's proxy statement, should be made no later than the 120th calendar day before the date the Trust's proxy statement was released to security holders in connection with the previous year's annual meeting or, if the Trust has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Trust begins to print and mail its proxy statement.

          No employee of CSAM, CSAM's affiliates in the United Kingdom and Australia, State Street Bank and Trust Company ("State Street") and CSAMSI, the Trust's co-administrators, or any of their affiliates receives any compensation from the Trust for acting as an officer or Trustee of the Trust. Mr. Priest and each Trustee who is not a director, trustee, officer or employee of CSAM, CSAM's affiliates in the United Kingdom and Australia, State Street, CSAMSI or any of their affiliates receives an annual fee of $750 and $250 for each Board meeting attended by him for his services as trustee, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the Chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.

Trustees' Compensation
----------------------
(for the fiscal year ended December 31, 2004)

---------------------------------------------------------------------------------------------
Name of        Richard   Jeffrey    Peter      James        Steven      William      Michael
Portfolio      Francis    Garten    Krogh   Pasman, Jr.   Rappaport   Priest, Jr.      E.
                                                                          (1)       Kenneally
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Mid-Cap        $    375  $ 343.75  $   375  $        375  $   412.50  $     218.75  None
Growth
---------------------------------------------------------------------------------------------
Emerging       $    375  $ 343.75  $   375  $        375  $   412.50  $     218.75  None
Markets
---------------------------------------------------------------------------------------------
Global Small   $    375  $ 343.75  $   375  $        375  $   412.50  $     218.75  None
Cap
---------------------------------------------------------------------------------------------
International  $    375  $ 343.75  $   375  $        375  $   412.50  $     218.75  None
Focus
---------------------------------------------------------------------------------------------
Large Cap      $    375  $ 343.75  $   375  $        375  $   412.50  $     218.75  None
Value
---------------------------------------------------------------------------------------------
Small Cap      $    375  $ 343.75  $   375  $        375  $   412.50  $     218.75  None
Growth
---------------------------------------------------------------------------------------------
Total          $ 74,625  $ 62,125  $67,625  $    102,625  $   90,025  $     93,500  None
Compensation
from all
Investment
Companies in
Credit Suisse
Fund
Complex
---------------------------------------------------------------------------------------------
Total Number         37        36       36            38          38            42         40
of Funds for
Which
Trustee
Serves within
Fund
Complex
---------------------------------------------------------------------------------------------

1     Mr. Priest resigned from his position as a Trustee of the Trust effective
April 15, 2005.

          Mr. Kenneally is an "interested person" of the Trust and, accordingly, receives no compensation from the Portfolios or from any other investment company advised by CSAM.

          As of March 31, 2005, no Trustees or officers of the Trust owned more than 1% of the outstanding shares of the Portfolios.

          Proxy Voting Policy
          -------------------

          The Trust has adopted CSAM's Proxy Voting Policy and Procedures as its proxy voting policy. The Proxy Voting Policy and Procedures appear as Appendix A to this Statement of Additional Information. The Trust files Form N-PX with its complete proxy voting record for the 12 months ended June 30 of each year, not later than October 31 of each year. The Trust's

Form N-PX is available (1) without charge and upon request by calling the Trust toll-free at 800-927-2874 or through CSAM's website, www.csam.com/us and (2) on the SEC's website at http://www.sec.gov.
                     ------------------

          Disclosure of Portfolio Holdings
          --------------------------------

          Each Portfolio's Board has adopted policies and procedures governing the disclosure of information regarding its portfolio holdings. As a general matter, it is each Portfolio's policy that no current or potential investor (or their representative) (collectively, the "Investors") will be provided information on the Portfolio's portfolio holdings on a preferential basis in advance of the provision of that information to other Investors. Each Portfolio's policies apply to all of the Portfolio's service providers that, in the ordinary course of their activities, come into possession of information about the Portfolio's portfolio holdings.

          Each Portfolio's policies and procedures provide that information regarding the Portfolio's specific security holdings, sector weightings, geographic distribution, issuer allocations and related information, among other things ("Portfolio-Related Information") will be disclosed to the public only
(i) as required by applicable laws, rules or regulations or (ii) pursuant to the Portfolio's policies and procedures when the disclosure of such information is considered by the Portfolio's officers to be consistent with the interests of Portfolio shareholders. In the event of a conflict of interest between a Portfolio, on the one hand, and a service provider or their affiliates on the other hand, relating to the possible disclosure of Portfolio-Related Information, the Portfolio's officers will seek to resolve any conflict of interest in favor of the Portfolio's interests. In the event that a Portfolio officer is unable to resolve such conflict, the matter will be referred to the Portfolio's Audit Committee for resolution.

          Each Portfolio's policies further provide that in some instances, it may be appropriate for the Portfolio to selectively disclose its Portfolio-Related Information (e.g., for due diligence purposes to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information. Unless the context clearly suggests that the recipient is under a duty of confidentiality, the Portfolio's officers will condition the receipt of selectively disclosed Portfolio-Related Information upon the receiving party's agreement to keep such information confidential and to refrain from trading Portfolio shares based on the information.

          Neither a Portfolio, the Adviser, officers of the Portfolio nor employees of its service providers will receive any compensation in connection with the disclosure of Portfolio-Related Information. However, each Portfolio reserves the right to charge a nominal processing fee, payable to the Portfolio, to nonshareholders requesting Portfolio-Related Information. This fee is designed to offset the Portfolio's costs in disseminating data regarding such information. All Portfolio-Related Information will be based on information provided by State Street, as each Portfolio's co-administrator/accounting agent.

          Disclosure of Portfolio-Related Information may be authorized only by executive officers of a Portfolio, CSAM and CSAMSI. Each Portfolio's Board is responsible for overseeing the implementation of the policies and procedures governing the disclosure of

Portfolio-Related Information and reviews the policies annually for their continued appropriateness.

          Each Portfolio provides a full list of its holdings as of the end of each calendar month on its website, www.csam.com/us, approximately 10 business
                                    ---------------
days after the end of each month. The list of holdings as of the end of each calendar month remains on the website until the list of holdings for the following calendar month is posted to the website.

          Each Portfolio and CSAM have ongoing arrangements to disclose Portfolio-Related Information to service providers to the Portfolio that require access to this information to perform their duties to the Portfolio. Set forth below is a list, as of February 1, 2005, of those parties with which CSAM, on behalf of each Portfolio, has authorized ongoing arrangements that include the release of Portfolio-Related Information, as well as the frequency of release under such arrangements and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed.

--------------------------------------------------------------------------
Recipient                          Frequency    Delay before dissemination
--------------------------------------------------------------------------
--------------------------------------------------------------------------
State Street (custodian,          Daily         None
accounting agent, co-
administrator and securities
lending agent)
--------------------------------------------------------------------------
Institutional Shareholder         As necessary  None
Services (proxy voting service
and filing of class action
claims)
--------------------------------------------------------------------------
Interactive Data Corp. (pricing   Daily         None
service)
--------------------------------------------------------------------------
Boston Financial Data             As necessary  None
Services, Inc. ("BFDS")
(transfer agent)
--------------------------------------------------------------------------


          In addition, Portfolio-Related Information may be provided as part of each Portfolio's ongoing operations to: the Portfolio's Board; PricewaterhouseCoopers LLP, its independent registered public accounting firm ("PwC"); Willkie Farr & Gallagher LLP, counsel to the Portfolio; Drinker Biddle & Reath LLP, counsel to the Portfolio's Independent Directors; broker-dealers in connection with the purchase or sale of Portfolio securities or requests for price quotations or bids on one or more securities; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation, if any. The entities to which a Portfolio provides Portfolio-Related Information, either by explicit agreement or by virtue of the nature of their duties to the Portfolio, are required to maintain the confidentiality of the information disclosed.

          On an ongoing basis, each Portfolio may provide Portfolio-Related Information to third parties, including the following: mutual fund evaluation services; broker-dealers, investment advisers and other financial intermediaries for purposes of their performing due diligence on the Portfolio and not for dissemination of this information to their clients or use of this information to conduct trading for their clients; mutual fund data aggregation services; sponsors of retirement plans that include funds advised by CSAM; and consultants for investors that invest in funds advised by CSAM, provided in each case that the Portfolio has a legitimate business purpose for providing the information and the third party has agreed to keep the information confidential and to refrain from trading based on the information. The entities that receive this information are listed below, together with the frequency of release and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed:

------------------------------------------------------------------
Recipient                 Frequency   Delay before dissemination
------------------------------------------------------------------
------------------------------------------------------------------
Lipper                    Monthly    5th business day of following
                                     month
------------------------------------------------------------------
S&P                       Monthly    2nd business day of following
                                     month
------------------------------------------------------------------
Thomson Financial/Vestek  Quarterly  5th business day of following month
------------------------------------------------------------------


          Each Portfolio may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Portfolio.

          The ability of each Portfolio, the Adviser and CSAMSI, as the co-administrator of each Portfolio, to effectively monitor compliance by third parties with their confidentiality agreements is limited, and there can be no assurance that each Portfolio's policies on disclosure of Portfolio-Related Information will protect the Portfolio from the potential misuse of that information by individuals or firms in possession of that information.

          Investment Advisers and Co-Administrators
          -----------------------------------------

          CSAM, located at 466 Lexington Avenue, New York, New York 10017-3140, serves as investment adviser to each Portfolio pursuant to a written investment advisory agreement between CSAM and each Portfolio (the "Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of CSFB, part of the Credit Suisse Group

("Credit Suisse"), one of the world's largest financial organizations with approximately $978 billion in assets under management. CSFB is a leading global investment bank serving institutional, corporate, government and high net worth clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, alternative assets, financial advisory services, investment research and asset management. CSFB operates in more than 69 locations across more than 33 countries on five continents. CSFB is a business unit of the Zurich-based Credit Suisse Group, one of the world's largest financial organizations with approximately $1,078 billion in assets under management. As of December 31, 2004, Credit Suisse Asset Management employed about 2,000 people worldwide and had global assets under management of approximately $341.7 billion, with $27. 4 billion in assets under management in the U.S. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland.

          The Advisory Agreement between each Portfolio and CSAM has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Portfolio's Board of Trustees or by a majority of the Portfolio's outstanding voting securities, as defined in the 1940 Act.

          Pursuant to each Advisory Agreement, subject to the supervision and direction of the Board, CSAM is responsible for managing each Portfolio in accordance with the Portfolio's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Portfolio's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreement, CSAM pays the compensation, fees and related expenses of all Trustees who are affiliated persons of CSAM or any of its subsidiaries.

          Each Portfolio bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Portfolio who are not officers, directors, or employees of CSAM or affiliates of any of them; fees of any pricing service employed to value shares of the Portfolio; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Portfolio's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Portfolio's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Portfolio and of the officers or Board of Trustees of the Portfolio; and any extraordinary expenses.

          General expenses of the Portfolios not readily identifiable as belonging to a particular Portfolio are allocated among all Credit Suisse Funds by or under the direction of the Trust's Board of Trustees in such manner as the Board determines to be fair and accurate.

          Each Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Agreement relates, except that CSAM shall be liable for a loss resulting from a breach of fiduciary duty by CSAM with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect CSAM against any liability to the Portfolio or to shareholders of the Portfolio to which CSAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of CSAM's reckless disregard of its obligations and duties under the Advisory Agreement.

          Each Portfolio or CSAM may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          For the services provided by CSAM, each Portfolio pays CSAM a fee calculated at an annual rate equal to a percentage of its average daily net assets, as follows:

------------------------------------------
PORTFOLIO            RATE OF ADVISORY FEE
------------------------------------------
------------------------------------------
Mid-Cap Growth                       0.90%
------------------------------------------
Emerging Markets                     1.25%
------------------------------------------
Global Small Cap                     1.25%
------------------------------------------
International Focus                  1.00%
------------------------------------------
Large Cap Value                      0.75%
------------------------------------------
Small Cap Growth                     0.90%
------------------------------------------

          For the Emerging Markets, Global Small Cap and International Focus Portfolios, CSAM pays the sub-advisers out of the advisory fees paid by these Portfolios.

Advisory Fees paid to CSAM for fiscal year ended December 31
------------------------------------------------------------
(portion of fees waived, if any, are noted in parentheses next to the amount earned)

-------------------------------------------------------------------------------------------
                           2002                     2003                     2004
-------------------------------------------------------------------------------------------
Emerging          $  586,316   ($206,200)  $  656,720   ($213,409)  $1,101,320   ($255,274)
Markets
-------------------------------------------------------------------------------------------
Large Cap Value   $  200,723    ($94,776)  $  171,881    ($57,661)  $  307,830    ($59,448)
-------------------------------------------------------------------------------------------
International     $1,243,174  $        0   $  834,069  $        0   $  851,378  $        0
Focus
-------------------------------------------------------------------------------------------
Global Small Cap  $1,033,576   ($256,564)  $  906,018   ($169,704)  $1,337,945   ($179,344)
-------------------------------------------------------------------------------------------
Small Cap         $5,846,957  $        0   $5,413,558  $        0   $6,994,293  $        0
Growth
-------------------------------------------------------------------------------------------
Mid-Cap           $  353,592    ($41,312)  $  314,316    ($50,503)  $  375,187    ($32,751)
Growth
-------------------------------------------------------------------------------------------

SUB-ADVISORY AGREEMENTS
-----------------------

          Each of the Emerging Markets, Global Small Cap and International Focus Portfolios has entered into Sub-Investment Advisory Agreements with CSAM and CSAM's London affiliate, CSAM U.K., and CSAM's Australian affiliate, CSAM Australia. Each of CSAM U.K. and CSAM Australia may be referred to as a "Sub-Adviser."

          Subject to the supervision of CSAM, CSAM U.K. and CSAM Australia, in the exercise of its best judgment, will provide investment advisory assistance and portfolio management advice to the Portfolios in accordance with the investment objectives of the Portfolios, the Portfolios' Prospectuses and Statement of Additional Information, as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board. Each Sub-Adviser bears its own expenses incurred in performing services under its Sub-Advisory Agreement.

          CSAM U.K. serves as a sub-adviser to the Global Small Cap, Emerging Markets and International Focus Portfolios. CSAM U.K. is a corporation organized under the laws of England in 1982 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The principal executive office of CSAM U.K. is Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England. CSAM U.K. is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM U.K. has been in the money management business for over 19 years and as of December 31, 2004 managed approximately $76.4 billion in assets.

          CSAM Australia serves as a sub-adviser to the Global Small Cap, Emerging Markets and International Focus Portfolios. CSAM Australia was registered as a company under the Laws of Victoria, Australia on September 15, 1989. CSAM Australia is licensed as a securities dealer and operator of managed investment schemes under the Australian Corporations Act of 2001 and is an investment adviser under the Advisers Act. The registered office of CSAM Australia is Level 32 Gateway, 1 Macquarie Place, Sydney NSW 2000, Australia. CSAM Australia is a diversified asset manager, specializing in equity, fixed income and balanced portfolio management for a range of clients including pension funds, government agencies and large companies as well as private individuals. CSAM Australia has been in the funds management business for over 15 years and as of December 31, 2004 managed approximately $14.8 billion in assets.

          Under the Sub-Advisory Agreement with CSAM U.K., CSAM (not the Portfolios) pays CSAM U.K. an annual fee of $250,000 for services rendered with respect to the Portfolios and all other Credit Suisse Funds for which CSAM U.K. has been appointed to act as such. The portion of the fee allocated with respect to the each Portfolio is equal to the product of (a) the total fee and
(b) a fraction, (i) the numerator of which is the average monthly assets of a Portfolio during such calendar quarter or portion thereof and (ii) the denominator of which is the aggregate average monthly assets of the Portfolio and certain other Credit Suisse Funds for which CSAM U.K. has been appointed to act as sub-adviser during such calendar quarter or portion thereof. For the fiscal years ended December 31, 2003 and 2004, the portion of the fees allocable to the Portfolios for CSAM U.K. were as follows:

-------------------------------------
PORTFOLIO             2003     2004
-------------------------------------
Global Small Cap     $18,320  $22,655
-------------------------------------
Emerging Markets     $13,272  $18,790
-------------------------------------
International Focus  $20,922  $17,851
-------------------------------------

          Under the Sub-Advisory Agreement with CSAM Australia, CSAM (not the Portfolio) pays CSAM Australia an annual fee of $480,000 for services rendered with respect to the Portfolios and all other Credit Suisse Funds for which CSAM Australia has been appointed to act as Sub-Adviser. The portion of the fee allocated with respect to each Portfolio is calculated in the same manner as set forth above with respect to the Sub-Advisory Agreement with CSAM U.K. For the fiscal years ended December 31, 2003 and 2004, the portion of the fees allocable to the Portfolios for CSAM Australia were as follows: Global Small Cap:
$36,418 and $51,966, Emerging Markets:  $26,377 and $43,734, and International
Focus: $41,584 and $41,017, respectively.

          From May 1, 2002 until December 3, 2004, Credit Suisse Asset Management Limited Tokyo ("CSAM Japan") served as a Sub-Adviser to the Global Small Cap and International Focus Portfolios. The portion of the fee allocated with respect to each Portfolio was calculated in the same manner as set forth above with respect to the Sub-Advisory Agreement with CSAM U.K. For the fiscal year ended December 31, 2003 and for the period ended December 3, 2004, the portion of the fees allocable to the Portfolios for CSAM Japan were as follows:
Global Small Cap: $19,279 and $28,128 and International Focus: $21,927 and $22,197, respectively.

          From July 2, 1996 until July 30, 2004, Abbott Capital Management, LLC ("Abbott") served as sub-investment adviser to the Global Small Cap Portfolio. Pursuant to the Sub-Advisory Agreement between Abbott and CSAM, Abbott received a quarterly fee from CSAM at the annual rate of 1.00% of the value of the Portfolio's Private Fund investments as of the end of each calendar quarter. No compensation was paid by Global Small Cap Portfolio to Abbott for its sub-investment advisory services. For the years ended December 31, 2002 and 2003 and for the period ended July 30, 2004, the fees paid to Abbott by CSAM were $5,308, $10,056 and $11,514, respectively.

          Each Sub-Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Board of Trustees or by a majority of the Portfolio's outstanding voting securities, as defined in the 1940 Act. Each Sub-Advisory Agreement provides that the Sub-Adviser shall exercise its best judgment in rendering the services described in the Sub-Advisory Agreement and that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio or CSAM in connection with the matters to which the Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing in the Sub-Advisory Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Portfolio or CSAM or to shareholders of the Portfolio to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. Each Sub-Advisory Agreement may be terminated without penalty on 60 days' written notice by the Portfolio, CSAM or the Sub-Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Portfolio Managers

Portfolio Managers' Compensation
--------------------------------

CSAM's compensation to the portfolio managers of the Portfolios includes both a fixed base salary component and bonus component. For certain portfolio managers, part of the bonus component is discretionary and generally is determined by considering various factors, such as the assets held in the Portfolio and other accounts managed by a portfolio manager, business growth, teamwork, management, corporate citizenship, etc. The other part of the bonus generally is determined by the pre-tax investment performance of products, including the Portfolio, for which the portfolio manager is responsible. CSAM considers both the short-term (generally one year) and long-term (generally three years) performance of a portfolio manager relative to selected benchmarks as follows:

---------------------------------------- -------------------------------------- --------------------------------------
Portfolio                                Portfolio Manager                      Benchmark(s)
---------------------------------------- -------------------------------------- --------------------------------------
Large Cap Value                          Stephen Kaszynski                      Lipper Large Cap Value peer group
---------------------------------------- -------------------------------------- --------------------------------------
                                         Robert Rescoe                          Lipper Large Cap Value peer group
---------------------------------------- -------------------------------------- --------------------------------------
Small Cap Growth                         Leo Bernstein                          Russell 2000 Growth Index and Lipper
                                                                                Small Cap Growth Funds peer group
---------------------------------------- -------------------------------------- --------------------------------------
                                         Calvin Chung                           Russell 2000 Growth Index and Lipper
                                                                                Small Cap Growth Funds peer group
---------------------------------------- -------------------------------------- --------------------------------------
Mid-Cap Growth                           Marian Pardo                           Lipper Mid Cap Growth Funds peer
                                                                                group
---------------------------------------- -------------------------------------- --------------------------------------
Emerging Markets                         Annabel Betz                           Lipper Emerging Markets Fund peer
                                                                                group
---------------------------------------- -------------------------------------- --------------------------------------
International Focus                      Emily Alejos                           Lipper International Funds peer group
---------------------------------------- -------------------------------------- --------------------------------------
                                         Nancy Nierman                          Lipper International Funds peer group
---------------------------------------- -------------------------------------- --------------------------------------
                                         Anne S. Budlong                        Lipper International Funds peer group
---------------------------------------- -------------------------------------- --------------------------------------
                                         Harry Jaffe                            Lipper International Funds peer group
---------------------------------------- -------------------------------------- --------------------------------------
Global Small Cap                         Leo Bernstein                          Russell  2000 Growth Index and Lipper
                                                                                Small Cap Growth Funds peer group
---------------------------------------- -------------------------------------- --------------------------------------
                                         Calvin Chung                           Russell  2000 Growth Index and Lipper
                                                                                Small Cap Growth Funds peer group
---------------------------------------- -------------------------------------- --------------------------------------

For other portfolio managers, the discretionary bonus is not tied by formula to the performance of any fund or account. For those portfolio managers, the factors taken into account in determining a portfolio manager's bonus include the Portfolio's performance, assets held in the Portfolio and other accounts managed by the portfolio managers, business growth, team work, management, corporate citizenship, etc. The following portfolio managers' discretionary bonuses are not tied by formula to the performance of any fund or account:
Marian Pardo (Small Cap Growth Portfolio), Leo Bernstein (Mid-Cap Growth Portfolio), Calvin Chung (Mid-Cap Growth Portfolio), Eric Weigand (Mid-Cap Growth Portfolio), Neil Gregson (Emerging Markets Portfolio), Emily Alejos (Emerging Markets Portfolio), Jonathan Ong (Emerging Markets Portfolio), Elizabeth Eaton (Emerging Markets Portfolio), Matthew Hickman (Emerging Markets Portfolio) and Crispin Finn (Global Small Cap Portfolio). As reflected above, both of the Large Cap Value Portfolio's portfolio managers' and all of the International Focus Portfolio's portfolio managers' discretionary bonuses are tied by formula to the performance of any fund or account.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.

Like all employees of CSAM, portfolio managers participate in CSAM's profit sharing and 401(k) plans.

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Portfolio's investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Portfolio. CSAM has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If CSAM believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. CSAM may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event CSAM aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with CSAM's fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by CSAM's affiliates and accounts in which CSAM's officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Portfolio Managers' Ownership of Securities

The portfolio managers have no direct investments in the Trust because Portfolio shares cannot be purchased directly but are only available through variable life and annuity contracts or through certain qualified employee benefit plans.

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

          As reported to the Trust, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager and the total assets managed within each category as of December 31, 2004.

                ---------------------------------- ------------------------------ ----------------------------
                        Registered Investment       Other Pooled Investment
                           Companies                        Vehicles                      Other Accounts
--------------------------------------------------------------------------------------------------------------
Name            Number of     Total Assets         Number of      Total Assets      Number of    Total Assets
                Accounts                           Accounts                         Accounts
--------------------------------------------------------------------------------------------------------------
Large Cap Value Portfolio

--------------------------------------------------------------------------------------------------------------
Stephen J.
Kaszynski            6           $849,879,000           1          $73,272,000         12        $551,861,000
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Robert E.
Rescoe               6           $849,879,000           1          $87,607,000          0                 N/A
--------------------------------------------------------------------------------------------------------------

Small Cap Growth Portfolio

--------------------------------------------------------------------------------------------------------------
Calvin Chung         3           $299,765,000           2           $8,740,000          1          $35,290,000
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Leo Bernstein        5           $994,212,000           1         $131,107,000         42        $939,511,000
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Marian Pardo         7         $9,656,587,000           1           $5,716,000          2         $96,148,000
--------------------------------------------------------------------------------------------------------------

Emerging Markets Portfolio

--------------------------------------------------------------------------------------------------------------
Emily Alejos         1            $97,170,000           0                  N/A          0                 N/A
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Annabel Betz         2           $151,953,000           2         $730,999,000          0                 N/A
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Neil Gregson         8           $485,215,000           1          $46,460,000          0                 N/A
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Matthew J.K.
Hickman              2             $3,351,000           3         $951,900,000                            N/A
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Jonathon S. Ong      0                    N/A          14       $1,764,900,000          0                 N/A
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Elizabeth H.
Eaton                0                    N/A           6           $1,564,400          0                 N/A
--------------- ---------- ------------------ ----------- ------------------------- ------------ -------------


                                       57

-------------------------------------------------------------------------------------------------------------

International Focus Portfolio

--------------------------------------------------------------------------------------------------------------
Nancy Nierman        4           $406,925,000           1          $13,666,000         10         $23,518,000
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Anne S. Budlong      4           $406,925,000           1          $13,666,000         10         $23,518,000
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Harry M. Jaffe       4           $406,925,000           1          $13,666,000         10         $23,518,000
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Emily Alejos         1            $97,170,000           0                  N/A         0                  N/A
--------------------------------------------------------------------------------------------------------------

Global Small Cap Portfolio

--------------------------------------------------------------------------------------------------------------
Calvin Chung         3           $299,765,000           2           $8,740,000          1         $35,290,000
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Leo Bernstein        5           $994,212,000           1         $131,107,000         42        $939,511,000
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Crispin Finn         6           $268,890,878           4         $349,339,484          0                N/A
--------------------------------------------------------------------------------------------------------------

Mid-Cap Growth Portfolio

--------------------------------------------------------------------------------------------------------------
Calvin Chung         3           $299,765,000           2           $8,740,000          1         $35,290,000
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Leo Bernstein        5           $994,212,000           1         $131,107,000         42        $939,511,000
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Marian Pardo         7         $9,656,587,000           1           $5,716,000          2         $96,148,000
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Eric Wiegand         0                    N/A           0                  N/A         58        $194,209,000
--------------------------------------------------------------------------------------------------------------


         No advisory fee is paid based on performance for any of the accounts listed above.

BOARD APPROVAL OF ADVISORY AGREEMENTS
-------------------------------------

          In approving the Advisory Agreements, the Board of Trustees, including the Independent Trustees, considered the following factors with respect to each
Portfolio:

          Investment Advisory Fee Rates
          -----------------------------

          The Board reviewed and considered the contractual advisory fee rates of 1.25%, 0.75%, 1.00%, 1.25%, 0.90% and 0.90% paid by the Emerging Markets,
Large Cap Value, International Focus, Global Small Cap, Mid-Cap Growth and Small Cap Growth Portfolios, respectively (each, a "Contractual Advisory Fee"), to CSAM in light of the extent and quality of the advisory services provided by CSAM. The Board also reviewed and considered the fee waivers and/or expense reimbursement arrangements currently in place for each Portfolio and considered the actual fee rates after taking waivers and reimbursements into account of 0.96%, 0.61%, 1.00%, 1.08%, 0.82% and 0.90% paid by the Emerging Markets, Large
Cap Value, International Focus, Global Small Cap, Mid-Cap Growth and Small Cap Growth Portfolios, respectively (each, a "Net Advisory Fee"). The Board acknowledged that the fee waivers and reimbursements could be discontinued at any time.

          Additionally, the Board received and considered information comparing each Portfolio's Contractual Advisory Fee and Net Advisory Fee and each Portfolio's overall expenses with those of funds in both the relevant expense group ("Peer Group") and universe of funds (the "Universe") provided by Lipper Inc., an independent provider of investment company data.

          Nature, Extent and Quality of the Services under the Advisory
          -------------------------------------------------------------
          Agreements
          ----------

          The Board received and considered information regarding the nature, extent and quality of services provided to each Portfolio by CSAM under the Advisory Agreements. The Board also noted information received at regular meetings throughout the year related to the services rendered by CSAM. The Board reviewed background information about CSAM, including its Form ADV. The Board considered the background and experience of CSAM's senior management and the expertise of, and the amount of attention given to each Portfolio by, senior personnel of CSAM. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management teams primarily responsible for the day-to-day portfolio management of each Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other CSAM clients for comparable services.

          Portfolio Performance
          ---------------------

          The Board received and considered the one-, two-, three-, four- and five-year performance of each Portfolio, as applicable, along with comparisons, for all presented periods, both to the Peer Group and the Universe for each Portfolio. The Board was provided with a description of the methodology used to arrive at the funds included in the Peer Group and the Universe.

          The Board reviewed information comparing the performance of the various Credit Suisse Funds to performance benchmarks that the Board had previously established and progress that had been made in certain instances toward achieving those benchmarks. The Board also reviewed comparisons between each Portfolio and its identified benchmark over various time periods.

          CSAM Profitability
          ------------------

          The Board received and considered a profitability analysis of CSAM based on the fees payable under the Advisory Agreement for each Portfolio, including any fee waivers or fee caps, as well as other relationships between each Portfolio on the one hand and CSAM affiliates on the other. The Board received profitability information for the other funds in the CSAM family of funds.

          Economies of Scale
          ------------------

          The Board considered whether economies of scale in the provision of services to each Portfolio were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in each Portfolio's asset levels.

          Other Benefits to CSAM
          ----------------------

          The Board considered other benefits received by CSAM and its affiliates as a result of its relationship with each Portfolio. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of each Portfolio, administrative and brokerage relationships with affiliates of CSAM and benefits potentially derived from an increase in CSAM's businesses as a result of its relationship with each Portfolio (such as the ability to market to shareholders other financial products offered by CSAM and its affiliates).

          The Board considered the standards applied in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker and the existence of quality controls applicable to brokerage allocation procedures. The Board also reviewed CSAM's method for allocating portfolio investment opportunities among each Fund and other advisory clients.

          Conclusions
          -----------

          In selecting CSAM, and approving the Advisory Agreements and the investment advisory fee under such agreements, the Board concluded that:

          Emerging Markets Portfolio

          - Although the Contractual Advisory Fee was higher than that of the Portfolio's Peer Group, the fee was considered reasonable recognizing that the amount that shareholders were actually charged, the Net Advisory Fee, was slightly higher than the median of the Portfolio's Peer Group.

          - Recognizing that the Portfolio's historical performance lagged that of its Peer Group and Peer Universe, the Board directed CSAM to report to it at its next meeting on steps taken to improve performance. CSAM subsequently advised the Board of changes it was making in Portfolio management to address underperformance.

          Large  Cap Value Portfolio

          - Although the Contractual Advisory Fee was higher than that of the Portfolio's Peer Group, the fee was considered reasonable recognizing that the amount that shareholders were actually charged, the Net Advisory Fee, was at the median of the Portfolio's Peer Group.

          - Recognizing that the Portfolio's historical performance lagged that of its Peer Group and Peer Universe, the Board directed CSAM to report to it at its next meeting on steps taken to improve performance. CSAM subsequently advised the Board of changes it was making in Portfolio management to address underperformance.

          International Focus Portfolio

          - Although both the Contractual and Net Advisory Fees were higher than that of the Portfolio's Peer Group, the Board recognized that CSAM has historically evidenced a willingness to waive fees.

          - Recognizing that the Portfolio's historical performance lagged that of its Peer Group and Peer Universe, the Board directed CSAM to report to it at its next meeting on steps taken to improve performance. CSAM subsequently advised the Board of changes it was making in Portfolio management to address underperformance.

          Global Small Cap Portfolio

          - Although both the Contractual and Net Advisory Fees were higher than that of the Portfolio's Peer Group, the Board recognized that CSAM has historically evidenced a willingness to waive fees.

          - Although the Portfolio's three-, four- and five-year performance lagged that of its Peer Group, the Portfolio's performance had shown improvement and its one- and two-year performance was better than the median of its Peer Group.

          Mid Cap Growth Portfolio

          - Although both the Contractual and Net Advisory Fees were higher than that of the Portfolio's Peer Group, the Board recognized that CSAM has historically evidenced a willingness to waive fees.

          - The Portfolio's one-, two-, three- and four-year performance were all better than the median of its Peer Group.

          Small Cap Growth Portfolio

          - Although both the Contractual and Net Advisory Fees were higher than that of the Portfolio's Peer Group, the Board recognized that CSAM has historically evidenced a willingness to waive fees.

          - Although the Portfolio's three-, four- and five-year performance lagged that of its Peer Group, the Portfolio's performance had shown improvement and its one- and two-year performance was better than or within a reasonable range of the median of its Peer Group.

          All Portfolios

          - Aside from performance and certain of the advisory fees (as described above), the Board was satisfied with the nature and extent of the investment advisory services provided to each Portfolio by CSAM and that, based on dialogue with management and counsel, the services provided by CSAM under the Advisory Agreements are typical of, and consistent with, those provided to mutual funds by other investment advisers. The Board understood that CSAM had or was in the process of addressing any performance issues.

          - In light of the costs of providing investment management and other services to each Portfolio and CSAM's ongoing commitment to each Portfolio and willingness to cap fees and expenses, the profits and other ancillary benefits that CSAM and its affiliates received were considered reasonable.

          - CSAM's profitability based on fees payable under the Advisory Agreements was reasonable in light of the nature, extent and quality of the services provided to each Portfolio thereunder.

          - In light of the relatively small size of each Portfolio and the amount of the Net Advisory Fees, each Portfolio's current fee structure (without breakpoints) was considered reasonable.

          No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreements. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Co-Administration Agreements
----------------------------

          CSAMSI and State Street Bank and Trust Company ("State Street") serve as co-administrators to each Portfolio pursuant to separate written agreements with the Portfolio (the "CSAMSI Co-Administration Agreement" and the "State Street Co-Administration Agreement," respectively).

          For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, each Portfolio pays CSAMSI a fee calculated daily and paid monthly at the annual rate of 0.10 % of the Portfolio's average daily net assets.


Co-Administration Fees paid to CSAMSI for fiscal years ended December 31
------------------------------------------------------------------------

-------------------------------------------------
                       2002      2003      2004
-------------------------------------------------
Emerging Markets     $ 46,905  $ 52,538  $ 88,106
-------------------------------------------------
Large Cap Value      $ 26,763  $ 22,918  $ 41,044
-------------------------------------------------
International Focus  $124,317  $ 83,407  $ 85,138
-------------------------------------------------
Global Small Cap     $ 82,686  $ 72,482  $107,036
-------------------------------------------------
Small Cap Growth     $649,662  $601,507  $777,148
-------------------------------------------------
Mid-Cap Growth       $ 39,288  $ 34,924  $ 41,688
-------------------------------------------------


          State Street became co-administrator to each Portfolio on May 1, 2002. For the services provided by State Street under the State Street Co-Administration Agreement, each Portfolio pays State Street a fee calculated at the annual rate of its pro-rated share of 0.05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), 0.035% of the Fund Complex's next $5 billion in average daily net assets, and 0.02% of the Fund Complex's average daily net assets in excess of $10 billion, subject to an annual minimum fee, exclusive of out-of-pocket expenses. For the period from May 1, 2002 through December 31, 2002, the Mid-Cap Growth Portfolio, Emerging Markets Portfolio, Large Cap Value Portfolio, International Focus Portfolio, Global Small Cap Portfolio and Small Cap

Growth Portfolio paid State Street fees under the State Street Co-Administration Agreement of $14,942, $20,526, $11,558, $41,059, $28,912 and $203,229,
respectively. For the fiscal year ended December 31, 2003, the Mid-Cap Growth Portfolio, Emerging Markets Portfolio, Large Cap Value Portfolio, International Focus Portfolio, Global Small Cap Portfolio and Small Cap Growth Portfolio paid State Street fees under the State Street Co-Administration Agreement of $25,369, $34,840, $16,956, $51,895, $46,493 and $352,912, respectively. For the fiscal year ended December 31, 2004, the Mid-Cap Growth Portfolio, Emerging Markets Portfolio, Large Cap Value Portfolio, International Focus Portfolio, Global Small Cap Portfolio and Small Cap Growth Portfolio paid State Street fees under the State Street Co-Administration Agreement of $32,122, $60,972, $30,712, $56,097, $69,659 and $458,935, respectively.

          PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Financial Services Group, served as a co-administrator to each Portfolio prior to May 1, 2002. PFPC received from the Mid-Cap Growth, Large Cap Value and Small Cap Growth Portfolios a fee calculated at an annual rate of 0.075% of the Portfolio's first $500 million in average daily net assets, 0.065% of the next $1 billion in average daily net assets and 0.055% of average daily net assets exceeding $1.5 billion, exclusive of out-of-pocket expenses. PFPC received from Emerging Markets, Global Small Cap and International Focus Portfolios a fee calculated as an annual rate of 0.8% of the Portfolio's first $500 million in average daily net asset, 0.7% of the Portfolio's next $1 billion in average daily net assets and 0.6% of the Portfolio's average daily net assets in excess of $1.5 million, exclusive of out-of-pocket expenses.


Co-Administration Fees paid to PFPC for the period from January 1, 2002 through
-------------------------------------------------------------------------------
April 30, 2002:
--------------
(portions of fees waived, if any, are noted in parenthesis next to the amount earned)

----------------------------
                    2002
----------------------------
Emerging       $ 14,985   0
Markets
----------------------------
Large Cap      $  8,641   0
Value
----------------------------
International  $ 42,596   0
Focus
----------------------------
Global Small   $ 29,385   0
Cap
----------------------------
Small Cap      $193,374   0
Growth
----------------------------
Emerging       $ 12,896   0
Growth
----------------------------

Prior to March 24, 2004, CSFB, an affiliate of CSAM, has been engaged by the Portfolios to act as each Portfolio's securities lending agent. Securities lending income is accrued as earned. Effective March 24, 2004, State Street has been engaged by the Portfolios to act as the Portfolios' securities lending agent. The Portfolios' securities lending arrangement provides that the Portfolios and State Street will share the income earned from securities lending activities. Generally, the Portfolios will receive 70% and State Street will receive 30% of the income earned on the investment of cash collateral or any other securities lending income in accordance with the provisions of the securities lending agency agreement.

          Code of Ethics
          --------------

          The Trust, CSAM, CSAM U.K., CSAM Australia and CSAMSI have each adopted a written Code of Ethics (the "Code of Ethics"), which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Portfolios. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Portfolios; and (4) Covered Persons may not invest in initial public offerings.

          The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

Custodian and Transfer Agent
----------------------------

          State Street acts as the custodian for each Portfolio and also acts as the custodian for the Portfolios' foreign securities pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of each Portfolio, (b) holds and transfers portfolio securities on account of each Portfolio, (c) accepts receipts and makes disbursements of money on behalf of each Portfolio, (d) collects and receives all income and other payments and distributions on account of each Portfolio's portfolio securities held by it and
(e) makes periodic reports to the Trust's Board concerning each Portfolio's operations. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositaries as sub-custodian on behalf of the Portfolios and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Portfolios. For this service to the Portfolios under the Custodian Agreements, State Street receives a fee which is calculated based upon each Portfolio's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Portfolios. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

          BFDS, an affiliate of State Street, serves as the shareholder servicing, transfer and dividend disbursing agent of the Trust pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of each Portfolio, (ii) addresses and mails all communications by the Trust to record owners of Portfolio shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, subaccounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Trust. BFDS's principal business address is 66 Brooks Drive, Braintree, Massachusetts 02184.

          Distribution and Shareholder Servicing
          --------------------------------------

          Distributor. CSAMSI serves as distributor of each Portfolios' shares.
          -----------
CSAMSI offers the Portfolio's shares on a continuous basis. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017-3140. CSAMSI or its affiliates may from time to time pay additional compensation on a one time or ongoing basis to financial representatives in connection with the sale of shares. CSAMSI and/or its affiliates have special fee arrangements with certain financial representatives. CSAMSI and/or its affiliates may enter into special fee arrangements with other parties from time to time. Appendix C lists certain financial representatives with whom CSAMSI and/or its affiliates have special fee arrangements as of January 1, 2005. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of a fund on a financial representative's preferred list of funds or otherwise associated with the financial representative's marketing and other support activities relating to a fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of a fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of a fund during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

          Shareholder Servicing.  The Trust has authorized certain insurance
          ---------------------
companies ("Service Organizations") or, if applicable, their designees to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the relevant Portfolio's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Trust may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Trust in proper form will be priced at the relevant Portfolio's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if a Portfolio's shares are purchased directly from the Trust.

          For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates pay Service Organizations a standard fee of ..20% of the average annual value of accounts with the Trust maintained by such Service Organizations and/or the value of assets invested in the Portfolios (the "Service Fee"). Appendix C lists certain Service Organizations with whom CSAM or its affiliates have special fee arrangements as of January 1, 2005. CSAM and/or its affiliates may enter into special fee arrangements with other parties from time to time. Service Organizations may also be paid additional amounts related to marketing costs. Service Fees may be paid on a one-time or ongoing basis. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

          Organization of the Trust
          -------------------------

          The Trust was organized on March 15, 1995 under the laws of the Commonwealth of Massachusetts as a "Massachusetts business trust." The Trust's Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Shares of eight series have been authorized which constitute the interests in the Portfolios. The Blue Chip and Small Cap Value Portfolios of the Trust are described in separate Prospectuses and Statements of Additional Information.
The Board may classify or reclassify any of its shares into one or more additional series without shareholder approval.

          The "Post-Venture Capital Portfolio" and the "Growth & Income Portfolio" were renamed the "Global Post-Venture Capital Portfolio" and the "Value Portfolio," respectively, effective May 1, 2000. Effective May 1, 2001, the Trust was renamed "Credit Suisse Warburg Pincus Trust." On December 12, 2001, the "Credit Suisse Warburg Pincus Trust" was renamed the "Credit Suisse Trust." On December 12, 2001, the "Small Company Growth Portfolio" was renamed the "Small Cap Growth Portfolio," the "Value Portfolio" was renamed the "Large Cap Value Portfolio" and the "International Equity Portfolio" was renamed the "International Focus Portfolio." Effective May 1, 2004, the "Emerging Growth Portfolio" was renamed the "Mid-Cap Growth Portfolio." Effective February 21, 2005, the "Global Post-Venture Capital Portfolio" was renamed the "Global Small Cap Portfolio."

          When matters are submitted for shareholder vote, shareholders of each Portfolio will have one vote for each full share held and fractional votes for fractional shares held. Generally, shares of the Trust will vote by individual Portfolio on all matters except where otherwise required by law. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the members holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares.

          Under current law, a Participating Insurance Company is required to request voting instructions from Variable Contract owners and must vote all Trust shares held in the separate account in proportion to the voting instructions received. Plans may or may not pass through voting rights to Plan participants, depending on the terms of the Plan's governing documents. For a more complete discussion of voting rights, refer to the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.

          Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of a Portfolio. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from a Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the relevant Portfolio would be unable to meet its obligations, a possibility that CSAM believes is remote and immaterial. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the relevant Portfolio. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

          All shareholders of a Portfolio, upon liquidation, will participate ratably in the Portfolio's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights.

          The Trust's charter authorizes each Portfolio to redeem shares of a class or series held by a shareholder for any reason, subject to applicable law, if the Board determines that doing so is in the best interest of the Portfolio. The circumstances under which the Board may involuntarily redeem shareholders include, but are not be limited to, (a) a decision to discontinue issuance of shares of a particular class or classes of beneficial interest, (b) a decision to combine the assets belonging to, or attributable to shares of a particular class or classes of beneficial interest with those belonging to, or attributable to another class (or classes) of beneficial interest, (c) a decision to sell the assets belonging to, or attributable to a particular class or classes of beneficial interest to another registered investment company in exchange for securities issued by the other registered investment company, or (d) a decision to liquidate a Portfolio or the assets belonging to, or attributable to the particular classes or classes of beneficial interest (subject in each case to any vote of stockholders that may be required by law notwithstanding the foregoing authority granted to the Board). Redemption proceeds may be paid in cash or in kind. Each Portfolio would provide prior notice of any plan to involuntarily redeem shares absent extraordinary circumstances. The exercise of the power granted to the Board under the charter is subject to the Board's fiduciary obligation to the shareholders and any applicable provisions under the 1940 Act and the rules thereunder.

          The Trust's charter authorizes the Trustees, subject to applicable federal and state law, to reorganize or combine any Portfolio or any of its series or classes into other funds, series or classes without shareholder approval. Before allowing such a transaction to proceed without shareholder approval, the Trustees would have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' authority is subject to applicable requirements of the 1940 Act and Massachusetts law. A Portfolio generally will provide prior notice of any such transaction except in extraordinary circumstances.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          Shares of the Portfolios may not be purchased or redeemed by individual investors directly but may be purchased or redeemed only through Variable Contracts offered by separate accounts of Participating Insurance Companies and through Plans, including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. The offering price of each Portfolio's shares is equal to its per share net asset value.

          Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

          As stated in the Prospectuses, each Portfolio works with insurance companies and plans that offer Portfolio shares to detect and eliminate excessive trading activity by contract holders and plan participants, but there can be no assurance that excessive trading in Portfolio shares will not occur. As a result, some contract holders or plan participants may be able to engage in market timing while other contract holders or plan participants are harmed by such activity.

          If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Portfolio may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Portfolio is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Portfolio at the beginning of the period.

                     ADDITIONAL INFORMATION CONCERNING TAXES

          The following is a summary of certain material U.S. federal income tax generally affecting the Portfolios and their shareholders. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Portfolio or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors and their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in a Portfolio. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

          The Portfolios
          --------------

          Each Portfolio intends to continue to qualify as a regulated investment company under the Code each taxable year. To so qualify, a Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and, for tax years beginning after October 22, 2004, net income derived from an interest in a "qualified publicly traded partnership" (i.e., a partnership that is traded on an established security market or tradable on a secondary market, other than a partnership that derives 90 percent of its income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, or any two or more issuers that the Portfolio controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

          As a regulated investment company, a Portfolio will not be subject to federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least the sum of (i) 90% of the sum of its "investment company taxable income" (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers) plus or minus certain other adjustments and (ii) 90% of its net tax-exempt interest income for the taxable year is distributed to its shareholders in compliance with the Code's timing and other requirements (the "Distribution Requirement"). A Portfolio will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

          The Code imposes a 4% nondeductible excise tax on a Portfolio to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by a Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

          If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the Distribution Requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. If a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Portfolio failed to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year. Further, if a Portfolio should fail to qualify as a regulated investment company, such Portfolio would be considered as a single investment, which may result in Variable Contracts invested in that fund not being treated as annuity, endowment or life insurance contracts under the Code.

          In addition, each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of insurance company separate accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days of such last day no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the United States Treasury and of each U.S. Government agency or instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a Variable Contract owner's control of the investments of a separate account may cause the Variable Contract owner, rather than the Participating Insurance Company, to be treated as the owner of the assets held by the separate account. If the Variable Contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the Variable Contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if ever, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the Portfolios will be able to operate as currently described, or that the Trust will not have to change the investment goal or investment policies of a Portfolio. The Board reserves the right to modify the investment policies of a Portfolio as necessary to prevent any such prospective rules and regulations from causing a Variable Contract owner to be considered the owner of the shares of the Portfolio underlying the separate account.

          Special Tax Considerations
          --------------------------

          The following discussion relates to the particular federal income tax consequences of the investment policies of the Portfolios.

          A Portfolio's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement or to avoid the federal excise tax. Each Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.

          Investments by a Portfolio in zero coupon securities may create special tax consequences. While zero coupon securities do not make interest payments, a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Portfolio each year even though the Portfolio receives no cash distribution until maturity. Under the U.S. federal tax laws, the Portfolio will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Portfolio.

          Foreign Investments. Dividends and interest (and in some cases, capital gains) received by a Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The foreign taxes paid by a Portfolio will reduce its return from investments in the Portfolio.

          Passive Foreign Investment Companies. If a Portfolio acquires shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), the Portfolio may be subject to U.S. federal income tax on any "excess distribution" received with respect to such shares or any gain recognized upon a disposition of such shares, even if such income is distributed to the shareholders of the Portfolio. Additional charges in the nature of interest may also be imposed on the Portfolio in respect of such deferred taxes. If a Portfolio were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Portfolio, and such amounts would be taken into account by the Portfolio for purposes of satisfying the Distribution Requirement and the federal excise tax distribution requirement.

          Alternatively, a Portfolio may make a mark-to-market election that will result in the Portfolio being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Portfolio would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Portfolio, unless revoked with the consent of the IRS. By making the election, a Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Portfolio may have to distribute this "phantom" income and gain to satisfy the Distribution Requirement and to avoid imposition of a federal excise tax.

          Each Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

          Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state and local taxes depending on each shareholder's particular situation.

          If a shareholder recognizes a loss with respect to a Portfolio's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

          Variable Contracts and Plans
          ----------------------------

          Because shares of a Portfolio may only be purchased through Variable Contracts and Plans, it is anticipated that dividends and distributions will be exempt from current taxation if left to accumulate within the Variable Contracts or Plans. For information regarding the tax treatment of distribution from the Variable Contracts and Plans, please see the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.

          THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE PORTFOLIOS AND THEIR SHAREHOLDERS. CURRENT AND PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A PORTFOLIO.

            INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

          PricewaterhouseCoopers LLP ("PwC") with principal offices at 250 W. Pratt Street, Suite 2100, Baltimore, Maryland 21201-2304, serves as independent registered public accounting firm for the Trust. The financial statements for the Trust that are incorporated by reference in this Statement of Additional Information have been audited by PwC, and have been included herein in reliance upon the report of such firm of independent registered public accounting firm given upon their authority as experts in accounting and auditing.

          Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel for the Trust and provides legal services from time to time for CSAM and CSAMSI.

                              FINANCIAL STATEMENTS

          The Trust will furnish without charge a copy of each Portfolio's Annual Report upon request by calling the Trust at 1-800-222-8977.

                                  MISCELLANEOUS

          As of March 31, 2005, the following persons owned of record 5% or more of the each Portfolio's outstanding shares:

                                                                            PERCENT
                                                                          OWNED AS OF
PORTFOLIO                                 NAME AND ADDRESS              MARCH 31, 2005
-----------------------------  ---------------------------------------  ---------------
Emerging Markets Portfolio     Kemper Investors*                                  41.0%
                               Life Insurance Company
                               Variable Annuity Separate Account
                               1600 McConnor Parkway
                               Schaumburg, IL 60196-6801
                               Attn:  Karen Porten

                               The Travelers Separate Account*                    17.0%
                               ABD for Variable Annuities of the
                               Travelers Insurance Company
                               P.O. Box 990027
                               Hartford, CT 06199-0027

                               The Travelers Separate Account*                    15.0%
                               ABD2 for Variable Annuities of the
                               Travelers Insurance Company
                               P.O. Box 990027
                               Hartford, CT 06199-0027

                               Allmerica Financial Life Insurance &               12.0%
                               Annuity Company*
                               SEPARATE ACCOUNTS MAIL STOP
                               440 Lincoln Street
                               Worcester, MA 01653-0002

                               Manufacturers Life Insurance Company               10.0%
                               USA*
                               500 Boylston Street, Suite 400
                               Boston, MA  02116-3739

International Focus Portfolio  Nationwide Life Insurance Company*                 52.0%
                               Nationwide Variable Account II
                               c/o IPO Portfolio Accounting
                               P.O. Box 182029
                               Columbus, OH 43218-2029


                                       74

                                                                            PERCENT
                                                                          OWNED AS OF
PORTFOLIO                                 NAME AND ADDRESS              MARCH 31, 2005
-----------------------------  ---------------------------------------  ---------------
                               Fidelity Investments*                              21.0%
                               Life Insurance Company
                               82 Devonshire Street #R25B
                               Boston, MA  02109-3614

                               Nationwide Life Insurance Company*                 10.0%
                               Nationwide Variable Account 9
                               c/o IPO Portfolio Accounting
                               P.O. Box 182029
                               Columbus, OH 43218-2029

                               Nationwide Life Insurance Company*                  8.0%
                               Nationwide VLI-2
                               c/o IPO Portfolio Accounting
                               P.O. Box 182029
                               Columbus, OH 43218-2029

Large Cap Value Portfolio      AIG Life Insurance Company #2*                     68.0%
                               2727 A-Allen Parkway
                               P.O. Box 1591
                               Houston, TX 77251-1591

                               Nationwide Life Insurance Company*                 28.0%
                               Nationwide Variable Account 9
                               c/o IPO Portfolio Accounting
                               P.O. Box 182029
                               Columbus, OH 43218-2029

Mid-Cap Growth Portfolio       IDS Life Insurance Company*                        96.0%
                               For Account 1EG
                               AXP Financial Center/IDS Life Insurance
                               115 AXP Financial Center
                               P.O. Box 10
                               Minneapolis, MN 55474-0701

Small Cap Growth Portfolio     IDS Life Insurance Company*                        59.0%
                               c/o American Express Financial Advisors
                               Attn:  Flex Variable Annuity T11-125
                               115 AXP Financial Center
                               P.O. Box 10
                               Minneapolis, MN 55474-0701


                                       75

                                                                            PERCENT
                                                                          OWNED AS OF
PORTFOLIO                                 NAME AND ADDRESS              MARCH 31, 2005
-----------------------------  ---------------------------------------  ---------------
                               Nationwide Life Insurance Company*                 17.0%
                               Nationwide Variable Account II
                               c/o IPO Portfolio Accounting
                               P.O. Box 182029
                               Columbus, OH 43218-2029

                               Fidelity Investments*                              11.0%
                               Life Insurance Company
                               82 Devonshire Street #R25B
                               Boston, MA  02109-3605

Global Small Cap Portfolio     Fidelity Investments*                              24.0%
                               Life Insurance Company
                               82 Devonshire Street #R25B
                               Boston, MA  02109-3605

                               Kemper Investors*                                  22.0%
                               Life Insurance Company
                               Variable Annuity Separate Account
                               1600 McConnor Parkway
                               Schaumburg, IL 60196-6801
                               Attn:  Karen Porten

                               Pruco Life Flexible Premium*                       21.0%
                               Variable Annuity Account
                               213 Washington Street, Fl. 7
                               Newark, NJ 07102-2917

                               Allmerica Financial Life Insurance &                6.0%
                               Annuity Company*
                               SEPARATE ACCOUNTS MAIL STOP
                               440 Lincoln Street
                               Worcester, MA 01653-0002

                               Nationwide Life Insurance Company*                  5.0%
                               Nationwide Variable Account II
                               c/o IPO Portfolio Accounting
                               P.O. Box 182029
                               Columbus, OH 43218-2029

* Each Portfolio believes that these entities are not the beneficial owners of shares held of record by them.

                                   APPENDIX A
                                   ----------

                       CREDIT SUISSE ASSET MANAGEMENT, LLC


                               CREDIT SUISSE FUNDS
                        CREDIT SUISSE INSTITUTIONAL FUNDS
                              CSAM CLOSED-END FUNDS
                       PROXY VOTING POLICY AND PROCEDURES

INTRODUCTION

          Credit Suisse Asset Management, LLC ("CSAM") is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.
The duty of care requires CSAM to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, CSAM must cast proxy votes in the best interests of each of its clients.

          The Credit Suisse Funds, Credit Suisse Institutional Funds, and CSAM Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

POLICY

          The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of CSAM's clients. The Policy addresses particular issues and gives a general indication of how CSAM will vote proxies. The Policy is not exhaustive and does not include all potential issues.

PROXY VOTING COMMITTEE

          The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of CSAM's clients.

          For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

     CSAM investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

CONFLICTS

          CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group, one of the world's largest financial organizations. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, CSAM and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by CSAM for its clients' accounts. The interests of CSAM and/or its affiliates and personnel may conflict with the interests of CSAM's clients in connection with any proxy issue. In addition, CSAM may not be able to identify all of the conflicts of interest relating to any proxy matter.

CONSENT

          In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

RECORDKEEPING

          CSAM is required to maintain in an easily accessible place for five years all records relating to proxy voting.

          These records include the following:

-    a copy of the Policy;
-    a copy of each proxy statement received on behalf of CSAM clients;
-    a record of each vote cast on behalf of CSAM clients;
- a copy of all documents created by CSAM personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and
- a copy of each written request by a client for information on how CSAM voted proxies, as well as a copy of any written response.

          CSAM reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

DISCLOSURE
----------

          CSAM will describe the Policy to each client. Upon request, CSAM will provide any client with a copy of the Policy. CSAM will also disclose to its clients how they can obtain information on their proxy votes.

          ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

PROCEDURES
----------

          The Proxy Voting Committee will administer the voting of all client proxies. CSAM has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide CSAM with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

                               PROXY VOTING POLICY

OPERATIONAL ITEMS
-----------------

     Adjourn Meeting
          Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

     Amend Quorum Requirements
          Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

     Amend Minor Bylaws
          Generally vote for bylaw or charter changes that are of a housekeeping nature.

     Change Date, Time, or Location of Annual Meeting
          Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

     Ratify Auditors
          Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services

(or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

BOARD OF DIRECTORS
------------------

     Voting on Director Nominees in Uncontested Elections
          Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

     Cumulative Voting
          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

     Director and Officer Indemnification and Liability Protection
          Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

     Filling Vacancies/Removal of Directors
          Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

     Independent Chairman (Separate Chairman/CEO)
          Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

     Majority of Independent Directors
          Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

     Term Limits
          Generally vote against shareholder proposals to limit the tenure of outside directors.

PROXY CONTESTS
--------------

     Voting on Director Nominees in Contested Elections
          Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

     Amend Bylaws without Shareholder Consent
          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

     Confidential Voting
          Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

     Cumulative Voting
          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES
-----------------------------------------------

     Advance Notice Requirements for Shareholder Proposals/Nominations
          Votes on advance notice proposals are determined on a case-by-case basis.

     Amend Bylaws without Shareholder Consent
          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

     Poison Pills (Shareholder Rights Plans)
          Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

     Shareholders' Ability to Act by Written Consent
          Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

     Shareholders' Ability to Call Special Meetings
          Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

     Supermajority Vote Requirements
          Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

MERGER AND CORPORATE RESTRUCTURING
----------------------------------

     Appraisal Rights
          Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

     Asset Purchases
          Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

     Asset Sales
          Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

     Conversion of Securities
          Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital;
(4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

     Corporate Reorganization
          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Reverse Leveraged Buyouts
          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Formation of Holding Company
          Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

     Joint Ventures
          Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

     Mergers and Acquisitions
          Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

     Private Placements
          Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Prepackaged Bankruptcy Plans
          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Recapitalization
          Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits
          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Spinoffs
          Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

     Value Maximization Proposals
          Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

CAPITAL STRUCTURE
-----------------

     Adjustments to Par Value of Common Stock
          Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

     Common Stock Authorization
          Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     Dual-class Stock
          Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

     Issue Stock for Use with Rights Plan
          Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

     Preemptive Rights
          Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

     Preferred Stock
          Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

     Recapitalization
          Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits
          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Share Repurchase Programs
          Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     Stock Distributions: Splits and Dividends
          Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

     Tracking Stock
          Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

EXECUTIVE AND DIRECTOR COMPENSATION
-----------------------------------

     Executive and Director Compensation
          Votes on compensation plans for directors are determined on a case-by-case basis.

     Stock Plans in Lieu of Cash
          Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

     Director Retirement Plans
          Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

     Management Proposals Seeking Approval to Reprice Options
          Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

     Incentive Bonus Plans and Tax Deductibility Proposals
          Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

     Employee Stock Ownership Plans (ESOPs)
          Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

     401(k) Employee Benefit Plans
          Generally vote for proposals to implement a 401(k) savings plan for employees.

     Shareholder Proposals Regarding Executive and Director Pay
          Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.
Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

     Performance-Based Option Proposals
          Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

     Stock Option Expensing
          Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

     Golden and Tin Parachutes
Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 19, 2004

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings
------------------------

          Commercial paper rated A-1 by the Standard & Poor's Division of The McGraw Hill Companies Inc. ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquid-ity is maintained.

Corporate Bond Ratings
----------------------

          The following summarizes the ratings used by S&P for corporate bonds:

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

          To provide more detailed indications of credit quality, the ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

          The following summarizes the ratings used by Moody's for corporate bonds:

          Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable invest-ment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "Baa". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                                                                      APPENDIX C

        FEE ARRANGEMENT FOR THE SALE OF SHARES OF THE CREDIT SUISSE TRUST

----------------------------------------------------------------------------------------------------
                                           FEE ARRANGEMENT (AS A PERCENTAGE OF THE PORTFOLIO'S
                                           ---------------------------------------------------
NAME OF SERVICE ORGANIZATION                               AVERAGE NET ASSETS)
----------------------------------------------------------------------------------------------------
AIG Life Insurance Co                                             0.25%
----------------------------------------------------------------------------------------------------
Allmerica Financial Life Ins.                                     0.25%
----------------------------------------------------------------------------------------------------
American General Life Ins. Co.                                    0.25%
----------------------------------------------------------------------------------------------------
American Life Insurance Co. of NY                                 0.25%
----------------------------------------------------------------------------------------------------
First Allmerica Fin. Life Ins.                                    0.25%
----------------------------------------------------------------------------------------------------
General American Life Ins Co                                      0.25%
----------------------------------------------------------------------------------------------------
Metropolitan Life Ins Co - DCG                                    0.25%
----------------------------------------------------------------------------------------------------
United Life & Annuity Ins. Co.                                    0.25%
----------------------------------------------------------------------------------------------------
US Life Ins. Co. in City of NY                                    0.25%
----------------------------------------------------------------------------------------------------
Horace Mann Life Ins. Co.                                         0.30%
----------------------------------------------------------------------------------------------------
Pruco Life Insurance Co                                           0.30%
----------------------------------------------------------------------------------------------------
Pruco Life Of New Jersey                                          0.30%
----------------------------------------------------------------------------------------------------
Empire Fidelity Inv. Corp.                                        0.35%
----------------------------------------------------------------------------------------------------
Fidelity Invest. Life Ins. Co.                                    0.35%
----------------------------------------------------------------------------------------------------
Minnesota Life Ins Company                                        0.35%
----------------------------------------------------------------------------------------------------
Fed Kemper Life Assurance Co.             0.20% up to $200 million in assets; 0.25% if assets
                                                           exceed $200 million
----------------------------------------------------------------------------------------------------
                                             0.25% when average net asset value exceeds $200
                                           million; 0.20% when average aggregate of investments
                                                        drops below $200 million
United Investors Life
----------------------------------------------------------------------------------------------------
                                          0.25%; 0.50% of the average combined daily net assets
                                      of all the shares held in the account attributable solely to
Kemper Investors Life Ins. Co.                              certain contract
----------------------------------------------------------------------------------------------------

American Centurion Life Assur             0.35% for the first $350 million, 0.40% in excess of
                                                              $ 350 million
----------------------------------------------------------------------------------------------------

American Ent. Life Ins. Co.              0.35% for the first $350 million, 0.40% in excess of
                                                              $ 350 million
----------------------------------------------------------------------------------------------------


                                      C-1

----------------------------------------------------------------------------------------------------
American Partners Life Ins Co.           0.35% for the first $350 million, 0.40% in excess of
                                                              $ 350 million
----------------------------------------------------------------------------------------------------
IDS Life Insurance Co. of NY             0.35% for the first $350 million, 0.40% in excess of
                                                              $ 350 million
----------------------------------------------------------------------------------------------------
IDS Life Insurance Company              0.35% for the first $350 million, 0.40% in excess of
                                                              $ 350 million
----------------------------------------------------------------------------------------------------
Travelers Insurance Co.                                            0.35%
----------------------------------------------------------------------------------------------------
Travelers Life and Annuity Co                                      0.35%
----------------------------------------------------------------------------------------------------
Sun Life of Canada (U.S.)                    0.35% for all Trust Portfolios except for Small Cap
                                             Growth Portfolio which is paid at a rate of 0.25%

----------------------------------------------------------------------------------------------------
The Manufacturers Insurance Company                                0.50%
----------------------------------------------------------------------------------------------------
                                                Depending on corresponding Nationwide contracts
                                         and/or variable accounts, for certain portfolios: 0.35% of
Nationwide Financial Srvcs Inc           the assets; for other portfolios: 0% if the assets held in the portfolios are below $50 million; 0.15% if the assets
                                            held in the portfolios are between $50 million to $1
                                        billion; and 0.20% if the assets held in the portfolios are over $1 billion
----------------------------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2005

--------------------------------------------------------------------------------

                               CREDIT SUISSE TRUST

                               Blue Chip Portfolio
                            Small Cap Value Portfolio

This combined Statement of Additional Information provides information about the Blue Chip Portfolio and Small Cap Value Portfolio (with respect to its initial class of shares and its Class 2 shares) (each a "Portfolio," and collectively, the "Portfolios"), each a series of Credit Suisse Trust (the "Trust"), that supplements information contained in the Prospectuses for the Portfolios (each a "Prospectus," and collectively, the "Prospectuses"), each dated May 1, 2005.

The audited Annual Report dated December 31, 2004, for Blue Chip Portfolio and Small Cap Value Portfolio, which either accompanies this Statement of Additional Information of has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

This Statement of Additional Information is not itself a prospectus. Copies of the Trust's Prospectuses and Annual Reports may be obtained by writing or telephoning:




                               CREDIT SUISSE TRUST
                                 P.O. BOX 55030
                              BOSTON, MA 02205-5030
                                 1-800-222-8977


                                Table of Contents
                                                                                  PAGE
INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . . . . .     1
        Options on Securities and Securities Indices and Currency Transactions .     1
        Securities Options . . . . . . . . . . . . . . . . . . . . . . . . . . .     1
        OTC Options. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
       Currency Exchange Transactions. . . . . . . . . . . . . . . . . . . . . .     5
    Forward Currency Contracts . . . . . . . . . . . . . . . . . . . . . . . . .     6
    Currency Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6
    Currency Hedging . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6
    Futures Contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7
    Options on Futures Contracts . . . . . . . . . . . . . . . . . . . . . . . .     8
        Foreign Currency Exchange. . . . . . . . . . . . . . . . . . . . . . . .    11
        Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
        Political Instability. . . . . . . . . . . . . . . . . . . . . . . . . .    11
        Foreign Markets. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
        Increased Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
        Privatizations . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
        Foreign Debt Securities. . . . . . . . . . . . . . . . . . . . . . . . .    12
        Sovereign Debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    13
        Brady Bonds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    14
        Depository Receipts. . . . . . . . . . . . . . . . . . . . . . . . . . .    14
        Emerging Markets . . . . . . . . . . . . . . . . . . . . . . . . . . . .    15
        Repurchase Agreements .. . . . . . . . . . . . . . . . . . . . . . . . .    16
        Money Market Mutual Funds. . . . . . . . . . . . . . . . . . . . . . . .    16
        Mortgage Backed Securities . . . . . . . . . . . . . . . . . . . . . . .    19
        Asset Backed Securities. . . . . . . . . . . . . . . . . . . . . . . . .    20
        Loan Participations and Assignments. . . . . . . . . . . . . . . . . . .    21
        Structured Notes, Bonds or Debentures. . . . . . . . . . . . . . . . . .    21
        Collateralized Mortgage Obligations. . . . . . . . . . . . . . . . . . .    22
        Zero Coupon Securities . . . . . . . . . . . . . . . . . . . . . . . . .    22
        To-Be-Announced Mortgage-Backed Securities . . . . . . . . . . . . . . .    25
        Rule 144A Securities . . . . . . . . . . . . . . . . . . . . . . . . . .    29
INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    33
PORTFOLIO VALUATION .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    35
PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    37
PORTFOLIO TURNOVER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    39
MANAGEMENT OF THE TRUST. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    40
    Board Approval of Advisory Agreements. . . . . . . . . . . . . . . . . . . .    52
    Administration Agreements .. . . . . . . . . . . . . . . . . . . . . . . . .    56
    Co-Administration Fees paid to CSAMSI for the fiscal years ended December 31    56
    Organization of the Trust. . . . . . . . . . . . . . . . . . . . . . . . . .    59
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION . . . . . . . . . . . . . . . . .    61


                                        i

ADDITIONAL INFORMATION CONCERNING TAXES. . . . . . . . . . . . . . . . . . . . .    61
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND
    COUNSEL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    65
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    65
MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    65
APPENDIX A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1
APPENDIX B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1
APPENDIX C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   C-1

                       INVESTMENT OBJECTIVES AND POLICIES
          The following information supplements the descriptions of each Portfolio's investment objective and policies in the Prospectus for that Portfolio. There are no assurances that the Portfolios will achieve their investment objectives.


          Blue Chip Portfolio. The investment objective of the Blue Chip Portfolio is long-term capital appreciation. The Blue Chip Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. "blue chip" companies. Blue chip companies are those companies which, at the time of purchase, are represented in the S&P 500 Index.

          Small Cap Value Portfolio. The investment objective of the Small Cap Value Portfolio is a high level of growth of capital. The Small Cap Value Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small U.S. companies that appear to be undervalued.


          The 80% investment policies will not be applicable during periods when a Portfolio pursues a temporary defensive strategy, as discussed below. The Portfolios' 80% investment policies may be changed by the Board of Trustees of the Trust upon 60 days' notice to shareholders. The investment objective of each Portfolio may be changed by the Board of Trustees without shareholder approval.

          Unless otherwise indicated, all of the Portfolios are permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth in this Statement of Additional Information.

          The Portfolios do not represent that these techniques are available now or will be available in the future.

          Each Portfolio may enter into options, futures or currency transactions for hedging purposes or to increase total return. Up to 25% of a Portfolio's assets may be at risk in connection with these strategies, except that the Small Cap Value Portfolio may invest up to 10% of its assets in options. The amount of assets considered to be "at risk" in these transactions is, in the case of purchasing options, the amount of the premium paid and, in the case of writing options, the value of the underlying obligation.

          Options on Securities and Securities Indices and Currency Transactions. Each Portfolio may purchase and write (sell) options on securities, securities indices and currencies.

          Securities Options. Each Portfolio may write covered put and call options on stock and debt securities and each Portfolio may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC") options.

          Each Portfolio that may write options realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

          The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.

          The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Portfolio as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Portfolio that writes call options retains the risk of an increase in the price of the underlying security. The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

          In the case of options written by a Portfolio that are deemed covered by virtue of the Portfolio's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Portfolio has written options may exceed the time within which the Portfolio must make delivery in accordance with an exercise notice. In these instances, the Portfolio may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Portfolio will not bear any market risk, since the Portfolio will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Portfolio may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

          Additional risks exist with respect to certain of the securities for which a Portfolio may write covered call options. For example, if a Portfolio writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Portfolio will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

          Options written by a Portfolio will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Portfolios may write (i) in-the-money call options when Credit Suisse Asset Management, LLC, the Portfolios' investment adviser ("CSAM"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when CSAM expects that the price of the underlying security will remain flat or advance moderately during the option period and
(iii) out-of-the-money call options when CSAM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, a Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

          Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Portfolio prior to the exercise of options that it has purchased or, if permissible, written, respectively, of options of the same series) in which the Portfolio may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When the Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs. Similarly, in cases where the Portfolio has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Portfolio under an option it has written would be terminated by a closing purchase transaction, but the Portfolio would not be deemed to own an option as a result of the transaction. So long as the obligation of the Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. A Portfolio cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

          There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Portfolio's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Portfolio. The Portfolio, however, intends to purchase OTC options only from dealers whose debt securities, as determined by CSAM, are considered to be investment grade. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

          Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Trust, a Portfolio and other clients of CSAM and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options a Portfolio will be able to purchase on a particular security.

          Securities Index Options. Each Portfolio may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the New York Stock Exchange (the "NYSE") Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

          Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

          OTC Options. The Portfolios may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

          Exchange traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. Although the Portfolios will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Portfolios, there can be no assurance that a Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Portfolio. Until the Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Portfolio's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

          Currency Exchange Transactions. The value in U.S. dollars of the assets of a Portfolio that are invested in foreign securities may be affected favorably or unfavorably by changes in a variety of factors not applicable to investment in U.S. securities, and the Portfolio may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Portfolio will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. Risks associated with currency forward contracts and purchasing currency options are similar to those described herein for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events. Each Portfolio may engage in currency exchange transactions for both hedging purposes and to increase total return.

          Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

          At or before the maturity of a forward contract, the Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

          Currency Options. The Portfolios may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

          Currency Hedging. The Portfolios' currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Portfolio generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

          A decline in the U.S. dollar value of a foreign currency in which the Portfolio's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Portfolio may purchase foreign currency put options. If the value of the foreign currency does decline, the Portfolio will have the right to sell the foreign currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

          While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Portfolio's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Portfolio's investments denominated in that currency. A currency hedge, for example, should protect a yen-denominated bond against a decline in the yen, but will not protect the Portfolio against a price decline if the issuer's creditworthiness deteriorates.

          Each Portfolio may enter into foreign currency, interest rate and securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" will not exceed 5% of a Portfolio's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Portfolios reserve the right to engage in transactions involving futures contracts and options on futures contracts in accordance with a Portfolio's policies. There is no overall limit on the percentage of Portfolio assets that may be at risk with respect to futures activities. The Portfolios are operated by persons who have claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation under that Act.

          Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

          No consideration is paid or received by a Portfolio upon entering into a futures contract. Instead, the Portfolio is required to segregate with its custodian an amount of cash or securities acceptable to the broker, such as U.S. government securities or other liquid high-grade debt obligations, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Portfolios will also incur brokerage costs in connection with entering into futures transactions.

          At any time prior to the expiration of a futures contract, a Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Portfolios may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures posi-tions at an advantageous price and subjecting a Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio's performance.

          Options on Futures Contracts. Each Portfolio may purchase and write put and call options on foreign currency, interest rate and index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

          An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.

          In addition to entering into options, futures and currency transactions for other purposes, including generating current income to offset expenses or increase return, each Portfolio may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio's assets.

          In hedging transactions based on an index, whether a Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the securities market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Portfolio's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by CSAM still may not result in a successful hedging transaction.

          A Portfolio will engage in hedging transactions only when deemed advisable by CSAM, and successful use by the Portfolios of hedging transactions will be subject to CSAM's ability to predict trends in currencies, interest rates or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Portfolio's performance.

          To the extent that a Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. The Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.

          Each Portfolio will comply with guidelines established by the Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of forward currency contracts; options written by the Portfolios on currencies, securities and securities indices; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by a Portfolio of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Portfolio's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

          For example, a call option written by a Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities subject to the call without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If a Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. A Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

          The Blue Chip Portfolio may invest up to 10%, and the Small Cap Value Portfolio may invest up to 20%, of the value of its net assets in U.S. dollar-denominated securities of issuers doing business primarily outside the U.S. or domiciled outside the U.S. or non-U.S. governments, government entities or political subdivisions ("foreign securities"). Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. A Portfolio may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

          Foreign Currency Exchange. Since each Portfolio may invest in securities denominated in currencies other than the U.S. dollar, and since a Portfolio may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, each Portfolio's investments in foreign companies may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Portfolio's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by a Portfolio with respect to its foreign investments. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. A Portfolio may use hedging techniques with the objective of protecting against loss through the fluctuation of the valuation of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Exchange Transactions" and "Futures Activities" above.

          Information. Many of the foreign securities held by a Portfolio will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about these securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

          Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

          Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold, which may result in increased exposure to market and foreign exchange fluctuation and increased liquidity.

          Increased Expenses. To the extent it invests in foreign securities, the operating expenses of a Portfolio may be higher than those of an investment company investing exclusively in U.S. securities, since the expenses of the Portfolio associated with foreign investing, such as custodial costs, valuation costs, communication costs and its investment advisory fees, while comparable to those of other investment companies investing in foreign securities, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

          Privatizations. Each Portfolio may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or-controlled enterprises). The ability of U.S. entities, such as the Portfolios, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors.
There can be no assurance that privatization programs will be available or successful.

          Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

          The foreign government securities in which a Portfolio may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

          Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers.

An example of a multinational currency unit is the euro, the single currency for eleven Economic and Monetary Union member states. The euro represents specified amounts of the currencies of certain member states of the Economic and Monetary Union and was introduced on January 1, 1999. As of January 1, 2002, the euro became the official legal tender of the eleven member states.

          Sovereign Debt. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Portfolio may have limited legal recourse in the event of a default. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

          A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

          The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Portfolio's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While CSAM intends to manage the Portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Portfolio to suffer a loss of interest or principal on any of its holdings.

          Investors should also be aware that certain sovereign debt instruments in which a Portfolio may invest involve great risk. Sovereign debt of issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's"). Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Portfolio may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Portfolios anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Portfolio's ability to dispose of particular issues when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio's portfolio and calculating its net asset value.

          Brady Bonds. Each Portfolio may invest in so-called "Brady Bonds," to the extent permitted by its other investment restrictions, which have been issued by, among other countries, Argentina, Brazil, the Dominican Republic, Mexico, Nigeria, the Philippines, Poland, and Venezuela and which may be issued by other Latin American and ex-Soviet Union countries. Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history, and are subject to, among other things, the risk of default. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and some are actively traded in the OTC secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

          Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

          Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

          Depository Receipts. Assets of the Portfolios may be invested in the securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), instruments that evidence ownership of underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company. EDRs (sometimes referred to as Continental Depository Receipts) are issued in Europe and IDRs (sometimes referred to as Global Depository Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively. For purposes of the Portfolios' investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

          ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

          Emerging Markets. Each of the Portfolios may, to the extent permitted by its percentage restriction in foreign securities, invest in securities of issuers located in less developed countries considered to be "emerging markets." Investing in securities of issuers located in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

          The obligations issued or guaranteed by the U.S. government in which the Portfolios may invest include: direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality or government-sponsored enterprise (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

          Other U.S. government securities in which the Portfolios may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Each Portfolio may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Portfolio will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

          Each Portfolio is authorized to invest, under normal market conditions, up to 20% of its net assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations. Money market instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments; commercial paper rated no lower than A-2 by the S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

          Repurchase Agreements. Each Portfolio may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert this right. CSAM monitors the creditworthiness of those bank and non-bank dealers with which the Portfolios enter into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

          Money Market Mutual Funds. A Portfolio may invest up to 5% of its assets in securities of money market mutual funds, including those that are affiliated with the Portfolio or CSAM, when CSAM believes that it would be beneficial to the Portfolio and appropriate considering the factors of return and liquidity. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. As a shareholder in any mutual fund, the Portfolio will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Portfolio's management fees and other expenses with respect to assets so invested.

          Each Portfolio may invest up to 20% of the value of its net assets in debt securities. Any percentage limitation on the ability of a Portfolio to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy, as discussed below. The interest income to be derived may be considered by CSAM as one factor in selecting debt securities for investment. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital growth when interest rates are expected to decline. The success of such a strategy is dependent upon CSAM's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

          Moody's and S&P are private services that provide ratings of the credit quality of debt securities and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in Appendix A to this Statement of Additional Information.

          Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security's rating. Subsequent to a security's purchase by a Portfolio, it may cease to be rated or it may be downgraded. Neither event will require the sale of such securities, although CSAM will consider such event in its determination of whether a Portfolio should continue to hold the security. CSAM may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

          A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by CSAM. Moody's considers debt securities rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Investors should be aware that ratings are relative and not absolute standards of quality.

          Each Portfolio may invest in zero coupon securities. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to shareholders in a Portfolio that invests in zero coupon securities.

          Each Portfolio may invest or hold up to 5% of its net assets in securities rated below investment grade at the time of purchase, which will be included in any overall investment limitation or investment minimum on debt securities.

          Below investment grade debt securities may be rated as low as C by Moody's or D by S&P, or be deemed by CSAM to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. A security rated D by S&P is in default or is expected to default upon maturity or payment date. Investors should be aware that ratings are relative and subjective and not absolute standards of quality.

          Below investment grade securities (commonly referred to as "junk bonds") (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Issuers of below investment grade securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

          An economic recession could severely disrupt the market for medium- and lower-rated securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for investment grade securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio and calculating its net asset value.

          The market value of below investment grade securities is also more volatile than that of investment grade securities. Factors adversely impacting the market value of these securities will adversely impact the Portfolio's net asset value. A Portfolio will rely on the judgment, analysis and experience of CSAM in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by S&P and Moody's, CSAM will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether a Portfolio should continue to hold the securities. A Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

          Convertible securities in which a Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and also fluctuates in relation to the underlying common stock.

          The Portfolios may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage- and asset-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

          Mortgage-Backed Securities. Each Portfolio may invest in mortgage-backed securities, sponsored by U.S. and foreign issuers, as well as non-governmental issuers. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Portfolio's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

          Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Portfolio's yield. In addition, mortgage-backed securities issued by certain non-government entities and CMOs may be less marketable than other securities.

          The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

          Asset-Backed Securities. Each Portfolio may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.
In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described herein. Asset-backed securities are considered an industry for industry concentration purposes, and a Portfolio will therefore not purchase any asset-backed securities which would cause 25% or more of a Portfolio's net assets at the time of purchase to be invested in asset-backed securities.

          Asset-backed securities present certain risks that are not presented by other securities in which the Portfolio may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.
If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized. A Portfolio may purchase asset-backed securities that are unrated.

          Loan Participations and Assignments. Each Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a borrower (a "Borrower") and one or more financial institutions ("Lenders"). Many of a Portfolio's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Portfolio's having a contractual relationship only with the Lender, not with the Borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Portfolios will acquire Participations only if the Lender interpositioned between the Portfolio and the Borrower is determined by CSAM to be creditworthy.

          When a Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

          There are risks involved in investing in Participations and Assignments. A Portfolio may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Portfolio's ability to dispose of particular Participations or Assignments when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its net asset value.

          Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Portfolio's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the

Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.


          Collateralized Mortgage Obligations. Each Portfolio may purchase collateralized mortgage obligations (CMOs) which are backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligations to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Generally, CMOs are partitioned into several classes with a ranked priority by which the classes of obligations are redeemed. These securities may be considered mortgage derivatives. IOs and POs issued by entities other than agencies or instrumentalities of the U.S. government are considered to be illiquid securities under current SEC staff guidelines.

          CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Coupons can be fixed or variable. If variable, they can move with or in the reverse direction of interest rates. The coupon changes could be a multiple of the actual rate change and there may be limitations on what the coupon can be. Cash flows of pools can also be divided into a principal only ("PO") class and an interest only ("IO") class. In this case the principal only class will only receive principal cash flows from the pool. All interest cash flows go to the interest only class. The relative payment rights of the various CMO classes may be structured in many ways, either sequentially or by other rules of priority. Generally, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay" (i.e. payments of principal are made to two or more classes concurrently). CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations. IOs and POs issued by entities other than agencies or instrumentalities of the U.S. government are considered to be illiquid securities under current SEC staff guidelines.

          The CMO structure returns principal to investors sequentially, rather than according to the pro rata method of a pass-through. In the traditional CMO structure, all classes (called tranches) receive interest at a stated rate, but only one class at a time receives principal. All principal payments received on the underlying mortgages or securities are first paid to the "fastest pay" tranche. After this tranche is retired, the next tranche in the sequence becomes the exclusive recipient of principal payments. This sequential process continues until the last tranche is retired. In the event of sufficient early repayments on the underlying mortgages, the "fastest-pay" tranche generally will be retired prior to its maturity. Thus the early retirement of a particular tranche of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security as described above.

          Zero Coupon Securities. Each Portfolio may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons.

          A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year.

          When CSAM believes that a defensive posture is warranted, each Portfolio may invest temporarily without limit in money market obligations, as described above under "Money Market Obligations."

          Each Portfolio may invest in securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or pursuant to an SEC order. Presently, under the 1940 Act, each Portfolio may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Portfolio's total assets and (c) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio's total assets. As a shareholder of another investment company, each Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Portfolio bears directly in connection with its own operations.

          In appropriate circumstances, such as when a direct investment by a Portfolio in the securities of a particular country cannot be made or when the securities of an investment company are more liquid than the underlying portfolio securities, the Portfolio may, consistent with the provisions of the 1940 Act, invest in the securities of closed-end investment companies that invest in foreign securities. As a shareholder in a closed-end investment company, the Portfolio will bear its ratable share of the investment company's expenses, including management fees, and will remain subject to payment of the Portfolio's administration fees and other expenses with respect to assets so invested.

          A Portfolio may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust's Board of Trustees (the "Board"). These loans, if and when made, may not exceed 331/3% of the Portfolio's total assets (including the loan collateral) taken at value. A Portfolio will have the right to call such loans and obtain the securities loaned at any time on five days' notice. Loans of portfolio securities will be collateralized by cash or liquid securities, which are segregated at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio involved. From time to time, a Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a "finder."

          By lending its securities, a Portfolio can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Income received could be used to pay a Portfolio's expenses and would increase an investor's total return. Each Portfolio will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Portfolio must receive at least the applicable percentage of cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Portfolio must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Portfolio's ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Portfolios to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Any loans of a Portfolio's securities will be fully collateralized and marked to market daily. Payments received by a Portfolio in lieu of any dividends paid on the loaned securities will not be treated as "qualified dividend income" for purposes of determining what portion of the Portfolio's dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains (see "Additional Information Concerning Taxes" below).

          The Fund and CSAM have obtained an order of exemption (the "Order") from the SEC to permit certain affiliates of CSAM to act as lending agent for the Portfolios, to permit securities loans to broker-dealer affiliates of CSAM, and to permit the investment of cash collateral received by an affiliated lending agent from borrowers and other uninvested cash amounts in certain money market funds advised by CSAM ("Investment Funds"). The Order contains a number of conditions that are designed to ensure that the securities lending program does not involve overreaching by CSAM or any of its affiliates. These conditions include percentage limitations on the amount of each Portfolio's assets that may be invested in the Investment Funds, restrictions on the Investment Funds' ability to collect sales charges and certain other fees, and a requirement that each Fund that invests in the Investment Funds will do so at the same price as each other Fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends. During the fiscal year ended December 31, 2003 and until March 24, 2004, Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, served as the Fund's securities lending agent. Effective March 24, 2004, State Street Bank and Trust Company ("State Street"), the Fund's co-administrator and custodian, has been engaged to act as the Fund's securities lending agent. State Street is not an affiliate of CSAM.

When-Issued Securities, Delayed-Delivery Transactions and Forward Commitments.
------------------------------------------------------------------------------

          Each Portfolio may purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). Each Portfolio may use up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery. The

Portfolios do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives. A Portfolio will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if CSAM deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. When a Portfolio agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30 to 45 days after the transaction.

          Each Portfolio will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

          To-Be-Announced Mortgage-Backed Securities. As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced mortgage-backed security (a "TBA") at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, a Portfolio agrees to accept any mortgage-backed security that meets specified terms. Thus, the Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Portfolio. For a further description of mortgage-backed securities, see "Structured Securities - Mortgage-Backed Securities" above.

          Each Portfolio may seek to realize additional gains through short sales. In a short sale, a Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Portfolio must arrange through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The

Portfolio will make a profit or incur a loss as a result of a short sale, depending on whether the price of the security decreases or increases between the date of the short sale and the date on which the Portfolio purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Portfolio is required to pay in connection with a short sale.

          A Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Portfolio will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Portfolio will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds of the short sale) will not be less than the market value of the securities at the time they were sold short.

          The current market value of securities sold short (excluding short sales "against the box") will not exceed 10% of each Portfolio's net assets.

          Each Portfolio may enter into short sales "against the box." No more than 10% of a Portfolio's net assets (taken at current value) may be held as collateral for such sales at any one time. While a short sale is made by selling a security a Portfolio does not own, a short sale is "against the box" to the extent that a Portfolio contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. If a Portfolio engages in a short sale, the collateral for the short position will be segregated by the Portfolio's custodian or qualified sub-custodian. While the short sale is open, the Portfolio will continue to segregate an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position.

          A Portfolio may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security). In such case, any future losses in the Portfolio's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.
The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

          If a Portfolio effects a short sale at a time when it has an unrealized gain on securities that are the same or substantially identical to those sold short, it may be required to recognize that gain as if it had actually sold the appreciated securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Portfolio may effect short sales.

          Each Portfolio may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers.
Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to its agreement to repurchase them at a mutually agreed-upon date, price and rate of interest. At the time a Portfolio enters into a reverse repurchase agreement, it will segregate cash or liquid securities in an account with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

          The Portfolios may also enter into "dollar rolls," in which a Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, a Portfolio would forgo principal and interest paid on such securities. The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has agreed to purchase. At the time a Portfolio enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that their value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

          Each Portfolio may invest up to 10% of its net assets in warrants. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. A Portfolio may invest in warrants to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

          Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights except for the right to purchase the underlying security.

          Each Portfolio may invest in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and certain Rule 144A Securities (as defined below). Each Portfolio may invest up to 15% of its net assets in such securities. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Portfolio. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Portfolio's investment in illiquid securities is subject to the risk that should such Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of such Portfolio's net assets could be adversely affected.


          Rule 144A Securities. Rule 144A under the Securities Act, adopted by the SEC, allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. CSAM anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD Inc.

          An investment in Rule 144A Securities will be considered illiquid and therefore subject to each Portfolio's limit on the purchase of illiquid securities unless the Board or its delegates determine that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

          Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Portfolios to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolios. The Board has adopted guidelines and delegated to CSAM the daily function of determining and monitoring the illiquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for liquidity determinations.

          Each Portfolio may borrow for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Each Portfolio may borrow up to 33-1/3% of its total assets. Investments (including roll-overs) will not be made when borrowings exceed 5% of a Portfolio's total assets. Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. Each Portfolio expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable sub-custodian, which may include the lender.

          Investments in small- and medium-sized and emerging growth companies and companies with continuous operations of less than three years ("unseasoned issuers"), which may include foreign securities, involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Portfolio to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones. Under normal market conditions, the Small Cap Value Portfolio will invest at least 80% of its net assets, and the Blue Chip Portfolio may invest up to 10% of its net assets, in unseasoned issuers. For the Small Cap Value Portfolio, "small" companies are those whose market capitalizations at the time of purchase are within the range of capitalizations of companies in the Russell 2000 Index.

          Each Portfolio may invest in "special situation" companies. "Special situation" companies are involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, may provide an attractive investment opportunity. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Although investing in securities of small- and medium-sized and emerging growth companies, unseasoned issuers or issuers in "special situations" offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies.

          Each Portfolio may invest in obligations that are issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities, and authorities ("Municipal Obligations") to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. The interest on Municipal Obligations, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from regular federal income tax. The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, are general obligation bonds and revenue securities, and the Portfolios may hold both in any proportion. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source but not from the general taxing power.

          Among other instruments, the Portfolios may purchase short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

          There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that the ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields, while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Portfolio, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. CSAM will consider such an event in determining whether a Portfolio should continue to hold the obligation. See Appendix A attached hereto for further information concerning the ratings of Moody's and S&P and their significance.

          Municipal Obligations are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, the laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as the result of litigation or other conditions the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Obligations may be materially affected.

          To the extent a Portfolio's assets are concentrated in Municipal Obligations that are payable from the revenues of economically related projects or facilities or whose issuers are located in the same state, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects or facilities to a greater extent than it would be if its assets were not so concentrated.

          Private Activity Bonds; Alternative Minimum Tax Bonds. Each Portfolio may invest in "Alternative Minimum Tax Bonds," which are certain private activity bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate "alternative minimum tax." The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by the Portfolios may be lower than those from other Municipal Obligations acquired by a Portfolio due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.

          Variable Rate Notes. Municipal Obligations purchased by the Portfolios may include variable rate demand notes ("VRDNs") issued by industrial development authorities and other governmental entities. VRDNs are tax exempt Municipal Obligations that provide for a periodic adjustment in the interest rate paid on the notes. The interest rates are adjustable at intervals ranging from daily to up to every six months at a prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

          While there may be no active secondary market with respect to a particular VRDN purchased by a Portfolio, the Portfolio may, upon notice as specified in the note, demand payment of the principal of and accrued interest on the note at any time or during specified periods not exceeding one year (depending on the instrument involved) and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Portfolio to dispose of the VRDN involved, in the event the issuer of the note defaulted on its payment obligations and during the periods that a Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default plus any expenses involved in an attempt to recover the investment.

          VRDNs are frequently not rated by credit rating agencies, but unrated notes purchased by the Portfolios will have been determined by CSAM to be of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Portfolios. CSAM monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolios should continue to hold such notes.

          To the extent permitted by their investment restrictions, the Portfolios may invest in securities of companies of any size, whether traded on or off a national securities exchange. Portfolio holdings may include emerging growth companies, which are small- or medium-sized companies that have passed their start-up phase and that show positive earnings and prospects for achieving profit and gain in a relatively short period of time.

          Each Portfolio may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Trust, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, a Portfolio will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Portfolio.

          Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

                             INVESTMENT RESTRICTIONS

          Certain investment limitations may not be changed without the affirmative vote of the holders of a majority of the relevant Portfolio's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares. If a percentage restriction (other than the percentage limitations set forth in Investment Limitation No. 1 below for the Portfolios) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of such restriction.

          The investment limitations numbered 1 through 8 below are Fundamental Restrictions. The investment limitations numbered through 15 below may be changed by a vote of the Board at any time.

          Each Portfolio may not:

          1. For the Small Cap Value Portfolio only, borrow money, except to the extent permitted under the 1940 Act;

          For the Blue Chip Portfolio only, borrow money, except that the Portfolio may (a) borrow from banks and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Portfolio may not exceed 33 1/3% of the value of the Portfolio's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing;

          2.  Issue any senior securities, except as permitted under the 1940
Act;

          3. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as (a) it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities and (b) the sale of securities in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting;

          4. For the Small Cap Value Portfolio only, purchase or sell real estate, provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

          For the Blue Chip Portfolio only, purchase or sell real estate (including real estate limited partnership interests), provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

          5. Purchase or sell commodities or commodity contracts, except that a Portfolio may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and may purchase and sell stock index and currency options, futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies on a forward commitment or delayed-delivery basis;

          6. For the Small Cap Value Portfolio only, make loans, except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act;

          For the Blue Chip Portfolio only, make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction (i) the acquisition of bonds, debentures or other debt instruments or fixed-income securities or interests therein and investment in government obligations, Loan Participations and Assignments and other structured securities, short-term commercial paper, certificates of deposit and bankers' acceptances; and (ii) the purchase of restricted or illiquid securities shall not be deemed to be the making of a loan;

          7. Purchase any securities which would cause 25% or more of the value of a Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to
(i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, or in municipal bonds (including industrial development bonds) and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; and

          8. Purchase the securities of any issuer if as a result (a) more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer or (b) the Portfolio would own more than 10% of the outstanding voting securities of such issuer, except that these percentage limitations do not apply to U.S. Government Securities and except that up to 25% of the value of the Portfolio's total assets may be invested without regard to these percentage limitations.

          In addition to the fundamental investment limitations specified above, the Portfolios may not:

          9. Make investments for the purpose of exercising control or management, but investments by the Portfolio in controlled investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management;

          10. Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions and sales of securities, and except that the Portfolio may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts and transactions in currencies;

          11. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act;

          12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the writing of covered put and call options, purchase of securities on a "when-issued," forward commitment or delayed-delivery basis, collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts and hedging transactions in general and short sales "against the box";

          13. Invest more than 15% of the Portfolio's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations;

          14. Invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Portfolio's net assets; and

          15. Make additional investments (including roll-overs) if the Portfolio's borrowings exceed 5% of its net assets.

          For purposes of Investment Limitation No. 12, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.

                               PORTFOLIO VALUATION
          The following is a description of the procedures used by each Portfolio in valuing its assets.

          Equity securities listed on an exchange or traded in an OTC market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board ("Pricing Service"). If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board of Trustees.

          Prices for debt securities supplied by a pricing service may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

          If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the value shall be the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation.

          Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

          Foreign securities traded in the local market will be valued at the closing prices, which may not be the last sale price, on the Primary Market (at the Valuation Time with respect to a Portfolio). If the security did not trade on the Primary Market, it will be valued at the closing price of the local shares (at the Valuation Time with respect to a Portfolio). If there is no such closing price, the value will be the most recent bid quotation of the local shares (at the Valuation Time with respect to a Portfolio).

          Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

          Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which each Portfolio's net asset value is not calculated. As a result, calculation of each Portfolio's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange. If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board.

                             PORTFOLIO TRANSACTIONS

          CSAM is responsible for establishing, reviewing and, where necessary, modifying each Portfolio's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or OTC, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Portfolio to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked prices, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. government securities.

          CSAM will select specific portfolio investments and effect transactions for each Portfolio. In selecting broker-dealers, CSAM does business exclusively with those broker-dealers that, in CSAM's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, CSAM will pay no more for execution and research services than it considers either, or both together, to be worth. The value of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The value of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet CSAM's standards may be higher than for execution services alone or for services that fall below CSAM's standards. CSAM believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur. Further, CSAM will receive only brokerage or research services in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), when paying such higher commissions.
Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques, securities ranking services and general research services.

          For the fiscal year ended December 31, 2004, $7,486.00 and $5,690.00 of total brokerage commissions was paid by the Blue Chip Portfolio and Small Cap Value Portfolio, respectively, to brokers and dealers who provided research services. Such brokers and dealers effected $10,523,991.00 and $5,656,892.00 in transactions for the Blue Chip Portfolio and the Small Cap Value Portfolio, respectively. Research received from brokers or dealers is supplemental to CSAM's own research programs.

          The following table details amounts paid by each Portfolio in commissions to broker-dealers for execution of portfolio transactions during the indicated fiscal years ended December 31.

----------------------------------------------------
      PORTFOLIO                 YEAR    COMMISSIONS
----------------------------------------------------
----------------------------------------------------
Blue Chip Portfolio               2004  $     14,724
                           -------------------------
                                  2003  $     24,026
----------------------------------------------------
Small Cap Value Portfolio         2004  $     34,217
                           -------------------------
                                  2003  $     28,543
----------------------------------------------------

          All orders for transactions in securities or options on behalf of a Portfolio are placed by CSAM with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and affiliates of Credit Suisse Group. A Portfolio may utilize CSAMSI, the Portfolio's distributor and an affiliate of CSAM, or affiliates of Credit Suisse Group in connection with a purchase or sale of securities when CSAM believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

          Investment decisions for each Portfolio concerning specific portfolio securities are made independently from those for other clients advised by CSAM. Such other investment clients may invest in the same securities as a Portfolio. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount in a manner which CSAM believes to be equitable to each client, including the Portfolios. In some instances, this investment procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or sold for a Portfolio. To the extent permitted by law, CSAM may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for such other investment clients in order to obtain best execution.

          In no instance will portfolio securities be purchased from or sold to CSAM, CSAMSI, CSFB or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law. In addition, a Portfolio will not give preference to any institutions with whom the Portfolio enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

          Transactions for each Portfolio may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, a Portfolio will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

          Each Portfolio may participate, if and when practicable, in bidding for the purchase of securities for the Portfolio's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Portfolio will engage in this practice, however, only when CSAM, in its sole discretion, believes such practice to be otherwise in the Portfolio's interest.

          As of December 31, 2004, the Portfolios held the following securities of their regular brokers or dealers:

----------------------------------------------------------------------------
                                                     AGGREGATE VALUE OF THE
PORTFOLIO                    NAME OF SECURITY               HOLDINGS
----------------------------------------------------------------------------
Blue Chip               Citigroup                    $               322,806
----------------------------------------------------------------------------
                        Morgan Stanley               $               138,800
----------------------------------------------------------------------------
                        Merrill Lynch & Co.          $               280,919
----------------------------------------------------------------------------
                        Bank of America Corp.        $               202,057
----------------------------------------------------------------------------
Small Cap               State Street Bank and Trust  $               537,000
Value                   Company Euro Time Deposit
----------------------------------------------------------------------------


                               PORTFOLIO TURNOVER

          The Portfolios do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Portfolio deems it desirable to sell or purchase securities. A Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

          Certain practices that may be employed by a Portfolio could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short term, a Portfolio will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's security instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.

Consequently, the annual portfolio turnover rate of a Portfolio may be higher than mutual funds having similar objectives that do not utilize these strategies.

          It is not possible to predict the Portfolios' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in dealer markups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions.

          For the fiscal years ended December 31, 2003 and 2004, the Blue Chip Portfolio's turnover rates were 40% and 47%, respectively, and the Small Cap Value Portfolio's turnover rates were 28% and 45%, respectively.

                             MANAGEMENT OF THE TRUST

          The business and affairs of the Trust are managed by the Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts. The Board elects officers who are responsible for the day-to-day operations of the Trust and who execute policies authorized by the Board. The Board approves all significant agreements between the Trust on behalf of the Portfolios and the companies that furnish services to the Portfolios, including agreements with the Portfolios' investment adviser, custodian and transfer agent.

The names and birth dates of the Trust's Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

-----------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER
                                                                                  OF
                                           TERM OF                                PORTFOLIOS
                                           OFFICE (1)                             IN FUND
                                           AND            PRINCIPAL               COMPLEX
                            POSITION(S)    LENGTH OF      OCCUPATION(S)           OVERSEEN
NAME, ADDRESS AND DATE OF   HELD WITH      TIME           DURING PAST FIVE        BY             DIRECTORSHIPS
BIRTH                       TRUST          SERVED         YEARS                   TRUSTEE        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
Richard H. Francis          Trustee,       Since          Currently retired       37             None
c/o Credit Suisse Asset     Nominating     1999
Management, LLC             and Audit
466 Lexington Avenue        Committee
New York, New York          Member
10017-3140
Date of Birth:  04/23/32
-----------------------------------------------------------------------------------------------------------------------


--------------------------
(1)   Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.


                                       40

-----------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER
                                                                                  OF
                                           TERM OF                                PORTFOLIOS
                                           OFFICE (1)                             IN FUND
                                           AND            PRINCIPAL               COMPLEX
                            POSITION(S)    LENGTH OF      OCCUPATION(S)           OVERSEEN
NAME, ADDRESS AND DATE OF   HELD WITH      TIME           DURING PAST FIVE        BY             DIRECTORSHIPS
BIRTH                       TRUST          SERVED         YEARS                   TRUSTEE        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
Jeffrey E. Garten           Trustee,       Since          Dean of Yale School     36             Director of Aetna,
Box 208200                  Nominating     1998           of Management and                      Inc. (insurance
New Haven, Connecticut      and Audit                     William S. Beinecke                    company); Director
06520-8200                  Committee                     Professor in the                       of Calpine
Date of Birth:  10/29/46    Member                        Practice of                            Corporation (energy
                                                          International Trade                    provider); Director
                                                          and Finance from                       of CarMax Group
                                                          November 1995 to                       (used car dealers)
                                                          present
-----------------------------------------------------------------------------------------------------------------------
Peter F. Krogh              Trustee,       Since          Dean Emeritus and       36             Director of Carlisle
301 ICC                     Nominating     2001           Distinguished                          Companies
Georgetown University       Committee                     Professor of                           Incorporated
Washington, DC 20057        Member and                    International Affairs                  (diversified
Date of Birth:  02/11/37    Audit                         at the Edmund A.                       manufacturing
                            Committee                     Walsh School of                        company)
                            Chairman                      Foreign
                                                          Service, Georgetown
                                                          University from June
                                                          1995 to Present
-----------------------------------------------------------------------------------------------------------------------
James S. Pasman, Jr.        Trustee,       Since          Currently retired       38             Director of Education
c/o Credit Suisse Asset     Nominating     1999                                                  Management Corp.
Management, LLC             and Audit
466 Lexington Avenue        Committee
New York, New York          Member
10017-3140
Date of Birth:  12/20/30
-----------------------------------------------------------------------------------------------------------------------
Steven N. Rappaport         Lead           Since          Partner of Lehigh       38             Director of Presstek,
Lehigh Court, LLC           Trustee,       1999           Court, LLC and RZ                      Inc. (digital imaging
40 East 52nd Street,        Nominating                    Capital (private                       technologies
New York, New York 10022    Committee                     investment firms)                      company); Director
Date of Birth:  07/10/48    Chairman                      from July 2002 to                      of Wood Resources,
                            and Audit                     present; Transition                    LLC (plywood
                            Committee                     Adviser to SunGard                     manufacturing
                            Member                        Securities Finance,                    company)
                                                          Inc. from February
                                                          2002 to July 2002;
                                                          President of
                                                          SunGard Securities
                                                          Finance, Inc. from
                                                          2001 to February
                                                          2002; President of
                                                          Loanet, Inc. (on-line
                                                          accounting service)
                                                          from 1997 to 2001
-----------------------------------------------------------------------------------------------------------------------


                                       41

-----------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER
                                                                                  OF
                                           TERM OF                                PORTFOLIOS
                                           OFFICE (1)                             IN FUND
                                           AND            PRINCIPAL               COMPLEX
                            POSITION(S)    LENGTH OF      OCCUPATION(S)           OVERSEEN
NAME, ADDRESS AND DATE OF   HELD WITH      TIME           DURING PAST FIVE        BY             DIRECTORSHIPS
BIRTH                       TRUST          SERVED         YEARS                   TRUSTEE        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
Michael E. Kenneally (2)    Chairman       Since          Chairman and            40             None
Credit Suisse Asset         and Chief      2004           Global Chief
Management, LLC             Executive                     Executive Officer
466 Lexington Avenue        Officer                       of CSAM since
New York, New York                                        2003; Chairman and
10017-3140                                                Chief Investment
Date of Birth:  03/30/54                                  Officer of Banc of
                                                          America Capital
                                                          Management from
                                                          1998 to March 2003
-----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                         TERM OF OFFICE
                                     POSITION(S) HELD  AND LENGTH OF TIME      PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND DATE OF BIRTH         WITH FUND            SERVED             DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
OFFICERS
----------------------------------------------------------------------------------------------------------
Michael A. Pignataro                 Treasurer and     Since 1999          Director and Director of Fund
Credit Suisse Asset Management, LLC  Chief Financial                       Administration of CSAM;
466 Lexington Avenue                 Officer                               Associated with CSAM since
New York, New York 10017-3140                                              1984; Officer of other Credit
Date of Birth:  11/15/59                                                   Suisse Funds
----------------------------------------------------------------------------------------------------------
Emidio Morizio                       Chief Compliance  Since 2004          Director and Global Head of
c/o Credit Suisse Asset              Officer                               Compliance of CSAM;
  Management, LLC                                                          Associated with CSAM since
466 Lexington Avenue                                                       July 2000; Vice President and
New York, New York 10017-3140                                              Director of Compliance of
Date of Birth:  09/21/66                                                   Forstmann-Leff Associates from
                                                                           1998 to June 2000; Officer of
                                                                           other Credit Suisse Funds
----------------------------------------------------------------------------------------------------------
Ajay Mehra                           Chief Legal       Since 2004          Director and General Counsel
c/o Credit Suisse Asset              Officer                               (Americas) of CSAM since
  Management, LLC                                                          September 2004; Senior
466 Lexington Avenue                                                       Associate of Shearman &
New York, New York 10017-3140                                              Sterling LLP from September
Date of Birth:  08/14/70                                                   2000 to September 2004; Senior
                                                                           Counsel of the SEC Division of
                                                                           Investment Management from
                                                                           June 1997 to September 2000;
                                                                           Officer of other Credit Suisse
                                                                           Funds
----------------------------------------------------------------------------------------------------------
J. Kevin Gao                         Vice President    Since 2004          Vice President and Associate
Credit Suisse Asset Management, LLC  and Secretary                         General Counsel of CSAM;
466 Lexington Avenue                                                       Associated with CSAM since
New York, New York 10017-3140                                              July 2003; Associates with the
Date of Birth:  10/13/67                                                   law firm of Willkie Farr &
                                                                           Gallagher LLP from 1998 to
                                                                           2003; Officer of other Credit
                                                                           Suisse Funds
----------------------------------------------------------------------------------------------------------


--------------------------
(2)  Mr. Kenneally is an "interested person" of the Trust, as defined in the
1940 Act, because he is an officer of CSAM.


                                       42

----------------------------------------------------------------------------------------------------------
                                                         TERM OF OFFICE
                                     POSITION(S) HELD  AND LENGTH OF TIME      PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND DATE OF BIRTH         WITH FUND            SERVED             DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------
Robert M. Rizza                      Assistant         Since 2002          Assistant Vice President of
Credit Suisse Asset Management, LLC  Treasurer                             CSAM; Associated with CSAM
466 Lexington Avenue                                                       since 1998; Officer of other
New York, New York 10017-3140                                              Credit Suisse Funds
Date of Birth:  12/09/65
----------------------------------------------------------------------------------------------------------

             OWNERSHIP IN SECURITIES OF THE TRUST AND TRUST COMPLEX

As reported to the Trust, the information in the following table reflects beneficial ownership by the Trustees of certain securities as of December 31, 2004.

--------------------------------------------------------------------------
Name of  Trustee      Dollar Range of Equity   Aggregate Dollar Range
                      Securities in the Trust  of Equity Securities in all
                                               Registered Investment
                                               Companies Overseen by
                                               Trustee in Family of
                                               Investment Companies*,(3)
--------------------------------------------------------------------------
--------------------------------------------------------------------------
INDEPENDENT TRUSTEE
--------------------------------------------------------------------------
Richard H. Francis           A                          E
--------------------------------------------------------------------------
Jeffrey E. Garten            A                          A
--------------------------------------------------------------------------
Peter F. Krogh               A                          A
--------------------------------------------------------------------------
James S. Pasman, Jr.         A                          D
--------------------------------------------------------------------------
Steven N. Rappaport          A                          D
--------------------------------------------------------------------------
INTERESTED TRUSTEE
--------------------------------------------------------------------------
Michael E. Kenneally         A                          A
--------------------------------------------------------------------------

          No employee of CSAM, CSAMSI, State Street Bank and Trust Company ("State Street"), the Trust's co-administrator, or any of their affiliates receives any compensation from the Trust for acting as an officer or Trustee of the Trust. For each fund in the Credit Suisse family of funds, each Trustee who is not a director, trustee, officer or employee of CSAM, CSAMSI, State Street or any of their affiliates receives an annual fee of $750 and $250 for each meeting of the Board attended by him for his services as Trustee, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the Chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.

--------------------------
*    Key to Dollar Ranges:
     A.  None
     B.  $1 - $10,000
     C.  $10,000 - $50,000
     D.  $50,000 - $100,000
     E.  Over $100,000

(3) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

          The Trust's Board has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee are all the Trustees who are not "interested persons" of the Trust and the Portfolios as defined in the 1940 Act ("Independent Trustees"), namely Messrs. Francis, Fritz, Garten, Krogh, Pasman and Rappaport.

          In accordance with its written charter adopted by the Board, the Audit Committee (a) assists Board oversight of the integrity of the Trust's financial statements, the independent auditor's qualifications and independence, the Trust's compliance with legal and regulatory requirements and the performance of the Trust's independent registered public accounting firm; (b) prepares an audit committee report, if required by the SEC, to be included in the Trust's annual proxy statement, if any; (c) oversees the scope of the annual audit of the Trust's financial statements, the quality and objectivity of the Trust's financial statements, the Trust's accounting and financial reporting policies and its internal controls; (d) determine the selection, appointment, retention and termination of the Trust's independent registered public accounting firm, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to the Trust and certain other persons by such independent registered public accounting firm; and (f) acts as a liaison between the Trust's independent registered public accounting firm and the full Board. The Audit Committee met four times during the fiscal year ended December 31, 2004.

          In accordance with its written charter adopted by the Board, the Nominating Committee recommends to the Board persons to be nominated by the Board for election at the Trust's meetings of shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings. The Nominating Committee also makes recommendations with regard to the tenure of Board members and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether such structure is operating effectively. The Nominating Committee met four times during the fiscal year ended December 31, 2004.

          The Nominating Committee will consider for nomination to the Board candidates submitted by the Trust's shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Trust's Secretary, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017. Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of the Trust that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an "interested person" of the Trust (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the Committee's discretion, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the 1934 Act. If the Trust is holding a shareholder meeting, any such submission, in order to be included in the Trust's proxy statement, should be made no later than the 120th calendar day before the date the Trust's proxy statement was released to security holders in connection with the previous year's annual meeting or, if the Trust has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Trust begins to print and mail its proxy statement.

                                                    Total
                                                Compensation     Total Number
                                                    from        of Portfolios
                                               all Investment     for Which
                                   Small Cap      Companies     Trustee Serves
                       Blue Chip     Value       in the Fund     Within Fund
Name of Trustee (1)    Portfolio   Portfolio       Complex         Complex
---------------------  ----------  ----------  ---------------  --------------
William W. Priest (2)  $   218.75  $   218.75  $        93,500              42
Richard H. Francis     $      375  $      375  $        74,625              37
Jeffrey E. Garten      $   343.75  $   343.75  $        62,125              36
Peter F. Krogh         $      375  $      375  $        67,625              36
James S. Pasman, Jr.   $      375  $      375  $       102,625              38
Steven N. Rappaport    $   412.50  $   412.50  $        90,025              38


--------------------------
1 Mr. Kenneally receives no compensation from the Trust or any other investment company advised by CSAM.

2 Mr. Priest resigned from his position as a Trustee of the Trust effective April 15, 2005.


As of March 31, 2005, Trustees and officers as a group owned of record less than 1% of each Portfolio's outstanding shares.

Proxy Voting Policy
-------------------

          The Portfolios have adopted CSAM's Proxy Voting Policy and Procedures as their respective proxy voting policies. The Proxy Voting Policy and Procedures appear as Appendix B to this SAI. Each Portfolio files Form N-PX with its complete proxy voting record for the 12 months ended June 30 of each year, not later than August 31 of each year. Each Portfolio's Form N-PX is available
(1) without charge and upon request by calling the Portfolio toll-free at 1-800-927-2874 or through CSAM's website, www.csam.com/us and (2) on the SEC's website at www.sec.gov.

Disclosure of Portfolio Holdings
--------------------------------

          Each Portfolio's Board has adopted policies and procedures governing the disclosure of information regarding its portfolio holdings. As a general matter, it is each Portfolio's policy that no current or potential investor (or their representative) (collectively, the "Investors") will be provided information on the Portfolio's portfolio holdings on a preferential basis in advance of the provision of that information to other Investors. Each Portfolio's policies apply to all of the Portfolio's service providers that, in the ordinary course of their activities, come into possession of information about the Portfolio's portfolio holdings.

          Each Portfolio's policies and procedures provide that information regarding the Portfolio's specific security holdings, sector weightings, geographic distribution, issuer allocations and related information, among other things ("Portfolio-Related Information") will be disclosed to the public only
(i) as required by applicable laws, rules or regulations or (ii) pursuant to the Portfolio's policies and procedures when the disclosure of such information is considered by the Portfolio's officers to be consistent with the interests of Portfolio shareholders. In the event of a conflict of interest between a Portfolio, on the one hand, and a service provider or their affiliates on the other hand, relating to the possible disclosure of Portfolio-Related Information, the Portfolio's officers will seek to resolve any conflict of interest in favor of the Portfolio's interests. In the event that a Portfolio officer is unable to resolve such conflict, the matter will be referred to the Portfolio's Audit Committee for resolution.

          Each Portfolio's policies further provide that in some instances, it may be appropriate for the Portfolio to selectively disclose its Portfolio-Related Information (e.g., for due diligence purposes to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information. Unless the context clearly suggests that the recipient is under a duty of confidentiality, the Portfolio's officers will condition the receipt of selectively disclosed Portfolio-Related Information upon the receiving party's agreement to keep such information confidential and to refrain from trading Portfolio shares based on the information.

          Neither a Portfolio, the Adviser, officers of the Portfolio nor employees of its service providers will receive any compensation in connection with the disclosure of Portfolio-Related Information. However, each Portfolio reserves the right to charge a nominal processing fee, payable to the Portfolio, to nonshareholders requesting Portfolio-Related Information. This fee is designed to offset the Portfolio's costs in disseminating data regarding such information. All Portfolio-Related Information will be based on information provided by State Street, as each Portfolio's co-administrator/accounting agent.

          Disclosure of Portfolio-Related Information may be authorized only by executive officers of a Portfolio, CSAM and CSAMSI. Each Portfolio's Board is responsible for overseeing the implementation of the policies and procedures governing the disclosure of Portfolio-Related Information and reviews the policies annually for their continued appropriateness.

          Each Portfolio provides a full list of its holdings as of the end of each calendar month on its website, www.csam.com/us, approximately 10 business
                                    ---------------
days after the end of each month. The list of holdings as of the end of each calendar month remains on the website until the list of holdings for the following calendar month is posted to the website.

          Each Portfolio and CSAM have ongoing arrangements to disclose Portfolio-Related Information to service providers to the Portfolio that require access to this information to perform their duties to the Portfolio. Set forth below is a list, as of February 1, 2005, of those parties with which CSAM, on behalf of each Portfolio, has authorized ongoing arrangements that include the release of Portfolio-Related Information, as well as the frequency of release under such arrangements and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed.

----------------------------------------------------------------------------------------
Recipient                         Frequency                   Delay before dissemination
----------------------------------------------------------------------------------------
State Street (custodian,          Daily                       None
accounting agent, co-
administrator and securities
lending agent)
----------------------------------------------------------------------------------------
Institutional Shareholder         As necessary                None
Services (proxy voting service
and filing of class action
claims)
----------------------------------------------------------------------------------------
Interactive Data Corp. (pricing   Daily                       None
service)
----------------------------------------------------------------------------------------
Boston Financial Data             As necessary                None
Services, Inc. ("BFDS")
(transfer agent)
----------------------------------------------------------------------------------------

          In addition, Portfolio-Related Information may be provided as part of each Portfolio's ongoing operations to: the Portfolio's Board;
PricewaterhouseCoopers LLP, its independent registered public accounting firm ("PwC"); Willkie Farr & Gallagher LLP, counsel to the Portfolios; Drinker Biddle & Reath LLP, counsel to the Portfolios' Independent Trustees;

broker-dealers in connection with the purchase or sale of Portfolio securities or requests for price quotations or bids on one or more securities; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation, if any. The entities to which a Portfolio provides Portfolio-Related Information, either by explicit agreement or by virtue of the nature of their duties to the Portfolio, are required to maintain the confidentiality of the information disclosed.

          On an ongoing basis, each Portfolio may provide Portfolio-Related Information to third parties, including the following: mutual fund evaluation services; broker-dealers, investment advisers and other financial intermediaries for purposes of their performing due diligence on the Portfolio and not for dissemination of this information to their clients or use of this information to conduct trading for their clients; mutual fund data aggregation services; sponsors of retirement plans that include funds advised by CSAM; and consultants for investors that invest in funds advised by CSAM, provided in each case that the Portfolio has a legitimate business purpose for providing the information and the third party has agreed to keep the information confidential and to refrain from trading based on the information. The entities that receive this information are listed below, together with the frequency of release and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed:

--------------------------------------------------------------------------------
Recipient                 Frequency                   Delay before dissemination
--------------------------------------------------------------------------------
Lipper                    Monthly                     5th business day of
                                                      following month
--------------------------------------------------------------------------------
S&P                       Monthly                     2nd business day of
                                                      following month
--------------------------------------------------------------------------------
Thomson Financial/Vestek  Quarterly                   5th business day of
                                                      following month
--------------------------------------------------------------------------------

          Each Portfolio may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Portfolio.

          The ability of each Portfolio, the Adviser and CSAMSI, as the co-administrator of each Portfolio, to effectively monitor compliance by third parties with their confidentiality agreements is limited, and there can be no assurance that each Portfolio's policies on disclosure of Portfolio-Related Information will protect the Portfolio from the potential misuse of that information by individuals or firms in possession of that information.

Investment Advisory Agreement
-----------------------------

          CSAM, located at 466 Lexington Avenue, New York, New York 10017-3140, serves as investment adviser to each Portfolio pursuant to a written investment advisory agreement between CSAM and the Portfolio (the "Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of CSFB, part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $1,078 billion in assets under management. CSFB is a leading global investment bank serving institutional, corporate, government and high net worth clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, alternative assets, financial advisory services, investment research and asset management. CSFB operates in more than 69 locations across more than 33 countries on five continents. As of December 31, 2004, Credit Suisse Asset Management employed about 2,000 people worldwide and had global assets under management of approximately $341.7 billion, with $27. 4 billion in assets under management in the U.S. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland.

          The Advisory Agreement between each Portfolio and CSAM has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Board of Trustees or by a majority of the Portfolio's outstanding voting securities, as defined in the 1940 Act.

          Pursuant to each Advisory Agreement, subject to the supervision and direction of the Board, CSAM is responsible for managing each Portfolio in accordance with the Portfolio's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Portfolio's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreement, CSAM pays the compensation, fees and related expenses of all Trustees who are affiliated persons of CSAM or any of its subsidiaries.

          Each Portfolio bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust who are not officers, directors, or employees of CSAM or affiliates of any of them; fees of any pricing service employed to value shares of the Portfolio; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Portfolio's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Portfolio's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Portfolio and of the officers or Board of Trustees of the Trust; and any extraordinary expenses.

          Each Portfolio bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Portfolio. General expenses of the Portfolios not readily identifiable as belonging to a particular Portfolio are allocated among all Portfolios by or under the direction of the Trust's Board of Trustees in such manner as the Board determines to be fair and accurate. Each class of the Small Cap Value Portfolio pays its own administration fees and may pay a different share than the other classes of other expenses, except advisory and custodian fees, if those expenses are actually incurred in a different amount by such class or if a class receives different services.

          Each Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Agreement relates, except that CSAM shall be liable for a loss resulting from a breach of fiduciary duty by CSAM with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect CSAM against any liability to the Portfolio or to shareholders of the Portfolio to which CSAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of CSAM's reckless disregard of its obligations and duties under the Advisory Agreement.

          Each Portfolio or CSAM may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          For the services provided by CSAM, each Portfolio pays CSAM a fee calculated daily and paid monthly at the following annual rates of such Portfolio's average daily net assets:

------------------------------------------------------------------------
Name of Portfolio       Advisory Fee Rate
------------------------------------------------------------------------
Blue Chip               0.75% of average daily net assets up to and
                        including $100 million
                        0.50% of average daily net assets in excess of
                        $100 million
------------------------------------------------------------------------
Small Cap Value         0.875% of average daily net assets up to and
                        including $100 million
                        0.750% of average daily net assets in excess of
                        100 million up to and including $200 million
                        0.50% of average daily net assets in excess of
                        $200 million
------------------------------------------------------------------------

          For the fiscal years ended December 31, 2004, 2003 and 2002, respectively, investment advisory fees earned or accrued by CSAM from the Blue Chip Portfolio and Small Cap Value Portfolio, and fees voluntarily waived by CSAM with respect to these Portfolios, were as follows:

--------------------------------------------------------------------------------------------------------
                     Fees Earned      Fees Waived      Fees Earned      Fees Waived      Fees Earned
                     or Accrued       for the Fiscal   or Accrued       for the Fiscal   or Accrued
                     for the Fiscal   Year Ended       for the Fiscal   Year Ended       for the Fiscal
                     Year Ended       December         Year Ended       December         Year Ended
                     December         31, 2004         December         31, 2003         December
                     31, 2004                          31, 2003                          31, 2002
--------------------------------------------------------------------------------------------------------
Blue Chip            $       105,106  $        69,428  $       125,795  $        55,989  $       154,741
Portfolio
--------------------------------------------------------------------------------------------------------
Small Cap Value      $       159,765  $        57,472  $       125,840  $        54,356  $        76,894
Portfolio
--------------------------------------------------------------------------------------------------------

Portfolio Managers
------------------

          Portfolio Managers' Compensation
          --------------------------------

CSAM's compensation to the portfolio managers of the Portfolios includes both a fixed base salary component and bonus component. For certain portfolio managers, part of the bonus component is discretionary and generally is determined by considering various factors, such as the assets held in the Portfolio and other accounts managed by a portfolio manager, business growth, teamwork, management, corporate citizenship, etc. The other part of the bonus generally is determined by the pre-tax investment performance of products, including the Portfolio, for which the portfolio manager is responsible. CSAM considers both the short-term (generally one year) and long-term (generally three years) performance of a portfolio manager relative to selected benchmarks as follows:

---------------------------------------- -------------------------------------- --------------------------------------
Portfolio                                Portfolio Manager                      Benchmark(s)
---------------------------------------- -------------------------------------- --------------------------------------
Small Cap Value                          Stephen Kaszynski                      Lipper Small Cap Value peer group
---------------------------------------- -------------------------------------- --------------------------------------
                                         Robert Rescoe                          Lipper Small Cap Value peer group
---------------------------------------- -------------------------------------- --------------------------------------
Blue Chip                                Hugh Neuberger                         Lipper Large Cap Core peer group
                                                                                S&P 500 Index
---------------------------------------- -------------------------------------- --------------------------------------
                                         William Weng                           Lipper Large Cap Core peer group
                                                                                S&P 500 Index
---------------------------------------- -------------------------------------- --------------------------------------
                                         Todd Jablonski                         Lipper Large Cap Core peer group
                                                                                S&P 500 Index
---------------------------------------- -------------------------------------- --------------------------------------

For other portfolio managers, the discretionary bonus is not tied by formula to the performance of any fund or account. For those portfolio managers, the factors taken into account in determining a portfolio manager's bonus include the Portfolio's performance, assets held in the Portfolio and other accounts managed by the portfolio managers, business growth, team work, management, corporate citizenship, etc. Joseph Cherian is the only portfolio manager of the Blue Chip Portfolio whose discretionary bonus is not tied by formula to the performance of any fund or account. As reflected above, both of the Small Cap Value Portfolio's portfolio managers' discretionary bonuses are tied by formula to the performance of any fund or account.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.

Like all employees of CSAM, portfolio managers participate in CSAM's profit sharing and 401(k) plans.

          Potential Conflict of Interest
          ------------------------------

          It is possible that conflicts of interest may arise in connection with the portfolio managers' management of each Portfolio's investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among each Portfolio and other accounts they advise. In addition due to differences in the investment strategies or restrictions between each Portfolio and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to each Portfolio. CSAM has adopted policies and procedures that are designed to minimize the effects of these conflicts.

          If CSAM believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. CSAM may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event CSAM aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with CSAM's fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by CSAM's affiliates and accounts in which CSAM's officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Portfolio Managers' Ownership of Securities
-------------------------------------------

The portfolio managers have no direct investments in the Trust because Portfolio shares cannot be purchased directly but are only available through variable life and annuity contracts or through certain qualified employee benefit plans.

Registered Investment Companies, Pooled Investment Vehicles and Other
---------------------------------------------------------------------
Accounts Managed
----------------

          As reported to the Trust, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager and the total assets managed within each category as of December 31, 2004.

                            ----------------------------------------------------------------------------
                             Registered Investment    Other Pooled Investment
                                  Companies                  Vehicles                Other Accounts
--------------------------------------------------------------------------------------------------------
Name                        Number of  Total Assets   Number of  Total Assets   Number of  Total Assets
                            Accounts                  Accounts                  Accounts
--------------------------------------------------------------------------------------------------------
BLUE CHIP PORTFOLIO:
--------------------------------------------------------------------------------------------------------
Hugh M.
Neuburger                   5          $128,867,000    3         $1,244,588,000   19       $650,438,000
--------------------------------------------------------------------------------------------------------
Joseph
Cherian*                    0          N/A             0         N/A               3       $554,066,000
--------------------------------------------------------------------------------------------------------
William
Weng*                       0          N/A             0         N/A               2       $554,082,000
--------------------------------------------------------------------------------------------------------
Todd
Jablonski*                  0          N/A             0         N/A               2       $554,082,000
--------------------------------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO:
--------------------------------------------------------------------------------------------------------
Stephen J.
Kaszynski                   6          $849,879,000    1         $   73,272,000   12       $551,861,000
--------------------------------------------------------------------------------------------------------
Robert E.
Rescoe                      6          $849,879,000    1         $   73,272,000    0       N/A
--------------------------------------------------------------------------------------------------------

* Information provided as of March 31, 2004.


          No advisory fee is paid based on performance for any of the accounts listed above.

Board Approval of Advisory Agreements
-------------------------------------

          In approving the Advisory Agreements, the Board of Trustees, including the Independent Trustees, considered the following factors with respect to each
Portfolio:

          Investment Advisory Fee Rates
          -----------------------------

          The Board reviewed and considered the contractual advisory fee rates of 0.75% and 0.88% paid by the Blue Chip Portfolio and Small Cap Value Portfolio, respectively (each, a "Contractual Advisory Fee"), to CSAM in light of the extent and quality of the advisory services provided by CSAM. The Board also reviewed and considered the fee waivers and/or expense reimbursement arrangements currently in place for each Portfolio and considered the actual fee rates after taking waivers and reimbursements into account of 0.25% and 0.57% for the Blue Chip Portfolio and Small Cap Value Portfolio, respectively (each, a "Net Advisory Fee"). The Board acknowledged that the fee waivers and reimbursements could be discontinued at any time.

          Additionally, the Board received and considered information comparing each Portfolio's Contractual Advisory Fee and Net Advisory Fee and each Portfolio's overall expenses with those of funds in both the relevant expense group ("Peer Group") and universe of funds (the "Universe") provided by Lipper Inc., an independent provider of investment company data.

          Nature, Extent and Quality of the Services under the Advisory
          -------------------------------------------------------------
          Agreements
          ----------

          The Board received and considered information regarding the nature, extent and quality of services provided to each Portfolio by CSAM under the Advisory Agreements. The Board also noted information received at regular meetings throughout the year related to the services rendered by CSAM. The Board reviewed background information about CSAM, including its Form ADV. The Board considered the background and experience of CSAM's senior management and the expertise of, and the amount of attention given to each Portfolio by, senior personnel of CSAM. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management teams primarily responsible for the day-to-day portfolio management of each Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other CSAM clients for comparable services.

          Portfolio Performance
          ---------------------

          The Board received and considered the one- and two-year performance of each Portfolio, along with comparisons, for all presented periods, both to the Peer Group and the Universe for each Portfolio. The Board was provided with a description of the methodology used to arrive at the funds included in the Peer Group and the Universe.

          The Board reviewed information comparing the performance of the various Credit Suisse Funds to performance benchmarks that the Board had previously established and progress that had been made in certain instances toward achieving those benchmarks. The Board also reviewed comparisons between each Portfolio and its identified benchmark over various time periods.

          CSAM Profitability
          ------------------

          The Board received and considered a profitability analysis of CSAM based on the fees payable under the Advisory Agreement for each Portfolio, including any fee waivers or fee caps, as well as other relationships between each Portfolio on the one hand and CSAM affiliates on the other. The Board received profitability information for the other funds in the CSAM family of funds.

          Economies of Scale
          ------------------

          The Board considered whether economies of scale in the provision of services to each Portfolio were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in each Portfolio's asset levels.

          Other Benefits to CSAM
          ----------------------

          The Board considered other benefits received by CSAM and its affiliates as a result of its relationship with each Portfolio. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of each Portfolio, administrative and brokerage relationships with affiliates of CSAM and benefits potentially derived from an increase in CSAM's businesses as a result of its relationship with each Portfolio (such as the ability to market to shareholders other financial products offered by CSAM and its affiliates).

          The Board considered the standards applied in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker and the existence of quality controls applicable to brokerage allocation procedures. The Board also reviewed CSAM's method for allocating portfolio investment opportunities among each Fund and other advisory clients.

          Conclusions
          -----------

          In selecting CSAM, and approving the Advisory Agreements and the investment advisory fee under such agreements, the Board concluded that:

          Blue Chip Portfolio

          - Although the Contractual Advisory Fee was higher than that of the Portfolio's Peer Group, the fee was considered reasonable recognizing that the amount that shareholders were actually charged, the Net Advisory Fee, was lower than the median of the Portfolio's Peer Group.

          - Recognizing that the Portfolio's one- and two-year performance lagged that of its Peer Group and Peer Universe, the Board directed CSAM to report to it at its next meeting on steps taken to improve performance. CSAM subsequently advised the Board of changes it was making in Portfolio management to address underperformance.

          Small Cap Value Portfolio

          - Although the Contractual Advisory Fee was higher than that of the Portfolio's Peer Group, the fee was considered reasonable recognizing that the amount that shareholders were actually charged, the Net Advisory Fee, was lower than the median of the Portfolio's Peer Group.

          - Recognizing that the Portfolio's one- and two-year performance lagged that of its Peer Group and Peer Universe, the Board directed CSAM to report to it at its next meeting on steps taken to improve performance. CSAM subsequently advised the Board of changes it was making in Portfolio management to address underperformance.

          Both Portfolios

          - Aside from performance (as described above), the Board was satisfied with the nature and extent of the investment advisory services provided to each Portfolio by CSAM and that, based on dialogue with management and counsel, the services provided by CSAM under the Advisory Agreements are typical of, and consistent with, those provided to mutual funds by other investment advisers. The Board understood that CSAM had or was in the process of addressing any performance issues.

          - In light of the costs of providing investment management and other services to each Portfolio and CSAM's ongoing commitment to each Portfolio and willingness to cap fees and expenses, the profits and other ancillary benefits that CSAM and its affiliates received were considered reasonable.

          - CSAM's profitability based on fees payable under the Advisory Agreements was reasonable in light of the nature, extent and quality of the services provided to each Portfolio thereunder.

          - In light of the relatively small size of each Portfolio and the amount of the Net Advisory Fees, each Portfolio's current fee structure (without breakpoints) was considered reasonable.

          No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreements. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Administration Agreements
-------------------------

          CSAMSI and State Street serve as co-administrators to each Portfolio pursuant to separate written agreements with the Portfolio (the "CSAMSI Co-Administration Agreement" and the "State Street Co-Administration Agreement," respectively).

          CSAMSI has served as co-administrator to each Portfolio since its inception. For the services provided by CSAMSI under the CSAMSI
Co-Administration Agreement, each Portfolio pays CSAMSI a fee calculated daily and paid monthly at the annual rate of 0.10% of the Portfolio's average daily net assets.

Co-Administration Fees paid to CSAMSI for the fiscal years ended December 31
----------------------------------------------------------------------------

------------------------------------------
                  2002     2003     2004
------------------------------------------
------------------------------------------
Blue Chip        $20,632  $16,773  $14,014
------------------------------------------
Small Cap Value  $ 8,788  $14,382  $18,259
------------------------------------------

          State Street became co-administrator to each Portfolio on May 1, 2002. For the services provided by State Street under the State Street Co-Administration Agreement, each Portfolio pays State Street a fee calculated at the annual rate of its pro-rated share of 0.05% of the first $5 billion in average daily net assets of the Fund Complex, 0.035% of the Fund Complex's next $5 billion in average daily net assets, and 0.02% of the Fund Complex's average daily net assets in excess of $10 billion, subject to an annual minimum fee exclusive of out-of-pocket expenses. The Blue Chip Portfolio and each class of shares of the Small Cap Value

Portfolio bears its proportionate share of fees payable to State Street in the proportion that its assets bear to the aggregate assets of the Portfolio at the time of calculation. For the fiscal year ended December 31, 2004, the Blue Chip Portfolio and Small Cap Value Portfolio paid State Street fees under the State Street Co-Administration Agreement of $15,014 and $18,886, respectively, including out-of-pocket expenses.

          The Trust, CSAM and CSAMSI have each adopted a written Code of Ethics (the "CSAM Code"), which permits personnel covered by the CSAM Code ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Portfolios. The CSAM Code also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Portfolios; and (4) Covered Persons may not invest in initial public offerings.

          The Board reviews the administration of the Codes at least annually and may impose sanctions for violations of the Codes.

          State Street acts as the custodian for each Portfolio and also acts as the custodian for the Portfolios' foreign securities pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of each Portfolio, (b) holds and transfers portfolio securities on account of each Portfolio, (c) accepts receipts and makes disbursements of money on behalf of each Portfolio, (d) collects and receives all income and other payments and distributions on account of each Portfolio's portfolio securities held by it and
(e) makes periodic reports to the Trust's Board concerning each Portfolio's operations. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositaries as sub-custodian on behalf of the Portfolios and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Portfolios. For this service to the Portfolios under the Custodian Agreements, State Street receives a fee which is calculated based upon each Portfolio's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Portfolios. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

          BFDS, an affiliate of State Street, serves as the shareholder servicing, transfer and dividend disbursing agent of the Trust pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of each Portfolio, (ii) addresses and mails all communications by the Trust to record owners of Portfolio shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Trust. BFDS's principal business address is 66 Brooks Drive, Braintree, Massachusetts 02184.

          Distributor.  CSAMSI serves as distributor of each Portfolio's shares.
          -----------
CSAMSI offers the Portfolios' shares on a continuous basis. CSAMSI's principal business address is 466

Lexington Avenue, New York, New York 10017. CSAMSI or its affiliates may from time to time pay additional compensation on a one time or ongoing basis to financial representatives in connection with the sale of shares. CSAMSI and/or its affiliates have special fee arrangements with certain financial representatives. CSAMSI and/or its affiliates may enter into special fee arrangements with other parties from time to time. Appendix C lists certain financial representatives with whom CSAMSI and/or its affiliates have special fee arrangements as of January 1, 2005. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of a fund on a financial representative's preferred list of funds or otherwise associated with the financial representative's marketing and other support activities relating to a fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of a fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of a fund during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging.
Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

          The Trust has adopted a Distribution Agreement (the "Distribution Agreement") and a 12b-1 Plan for the Class 2 shares of the Small Cap Value Portfolio, to permit the Trust to compensate CSAMSI for activities associated with the distribution of these shares.

          12b-1 Plan provides that a distribution and shareholder servicing fee of .25% per year of the average daily net assets of the Class 2 shares of the Small Cap Value Portfolio will be paid as compensation to CSAMSI.


          With respect to the Class 2 shares of the Small Cap Value Portfolio, CSAMSI, CSAM or their affiliates may make additional payments out of their own resources to firms offering Portfolio shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the Small Cap Value Portfolio may reimburse a portion of these payments.

          The 12b-1 Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Board, including a majority of the Trustees who are not interested persons of the Trust or the Portfolio and who have no direct or indirect financial interest in the operation of the 12b-1 Plan ("Independent Trustees"). Any material amendment of the 12b-1 Plan would require the approval of the Board in the same manner. The 12b-1 Plan may not be amended to increase materially the amount to be spent thereunder without shareholder approval. The 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the shares of the Small Cap Value Portfolio.

          Payments by the Small Cap Value Portfolio to CSAMSI under the 12b-1 Plan are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed the distribution expenses actually incurred.

          CSAMSI provides the Board of the Small Cap Value Portfolio with periodic reports of amounts spent under the 12b-1 Plan and the purposes for which the expenditures were made.

          Shareholder Servicing.  The Trust has authorized certain insurance
          ---------------------
companies ("Service Organizations") or, if applicable, their designees, to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the relevant Portfolio's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Trust may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Trust in proper form will be priced at the relevant Portfolio's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if a Portfolio's shares are purchased directly from the Trust.

          For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates pay Service Organizations a standard fee of ..20% of the average annual value of accounts with the Trust maintained by such Service Organizations and/or the value of assets invested in the Portfolios (the "Service Fee"). Appendix C lists certain Service Organizations with whom CSAM or its affiliates have special fee arrangements as of January 1, 2005. CSAM and/or its affiliates may enter into special fee arrangements with other parties from time to time. Service Organizations may also be paid additional amounts related to marketing costs. Service Fees may be paid on a one-time or ongoing basis. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

Organization of the Trust.
--------------------------

          The Trust was organized on March 15, 1995 under the laws of the Commonwealth of Massachusetts as a "Massachusetts business trust." The Trust's Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Shares of eight series have been authorized, four of which constitute the interests in the Portfolios. The Small Cap Value Portfolio has two classes of shares of beneficial interest outstanding: the Small Cap Value initial class of shares and the Small Cap Value Class 2 shares. The Emerging Markets, Large Cap Value, International Focus, Global Small Cap Capital, Small Cap Growth and Mid-Cap Growth Portfolios of the Trust, respectively, are described in separate Prospectuses and Statements of Additional Information. The Board may classify or reclassify any of its shares into one or more additional series without shareholder approval.

          Effective May 1, 2001, the Trust was renamed "Credit Suisse Warburg Pincus Trust." On December 12, 2001, the "Credit Suisse Warburg Pincus Trust" changed its name to "Credit Suisse Trust."

          When matters are submitted for shareholder vote, shareholders of each Portfolio will have one vote for each full share held and fractional votes for fractional shares held. Generally, shares of the Trust will vote by individual Portfolio on all matters except where otherwise required by law. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the members holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Under current law, a participating insurance company ("Participating Insurance Company") is required to request voting instructions from the owners of separate account variable contracts ("Variable Contracts") and must vote all Trust shares held in the separate account in proportion to the voting instructions received. Tax-qualified pension and retirement plans ("Plans") may or may not pass through voting rights to Plan participants, depending on the terms of the Plan's governing documents. For a more complete discussion of voting rights, refer to the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.

          Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of a Portfolio. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from a Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the relevant Portfolio would be unable to meet its obligations, a possibility that CSAM believes is remote and immaterial.
Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the relevant Portfolio. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

          All shareholders of a Portfolio, upon liquidation, will participate ratably in the Portfolio's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights.

          The Trust's charter authorizes each Portfolio to redeem shares of a class or series held by a shareholder for any reason, subject to applicable law, if the Board determines that doing so is in the best interest of the Portfolio. The circumstances under which the Board may involuntarily redeem shareholders include, but are not be limited to, (a) a decision to discontinue issuance of shares of a particular class or classes of beneficial interest, (b) a decision to combine the assets belonging to, or attributable to shares of a particular class or classes of beneficial interest with those belonging to, or attributable to another class (or classes) of beneficial interest, (c) a decision to sell the assets belonging to, or attributable to a particular class or classes of beneficial interest to another registered investment company in exchange for securities issued by the other registered investment company, or (d) a decision to liquidate a Portfolio or the assets belonging to, or attributable to the particular classes or classes of beneficial interest (subject in each case to any vote of stockholders that may be required by law notwithstanding the foregoing authority granted to the Board).
Redemption proceeds may be paid in cash or in kind. Each Portfolio would provide prior notice of any plan to involuntarily redeem shares absent extraordinary circumstances. The exercise of the power granted to the Board under the charter is subject to the Board's fiduciary obligation to the shareholders and any applicable provisions under the 1940 Act and the rules thereunder.

          The Trust's charter authorizes the Trustees, subject to applicable federal and state law, to reorganize or combine any Portfolio or any of its series or classes into other funds, series or classes without shareholder approval. Before allowing such a transaction to proceed without shareholder approval, the Trustees would have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' authority is subject to applicable requirements of the 1940 Act and Massachusetts law. A Portfolio generally will provide prior notice of any such transaction except in extraordinary circumstances.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          Shares of the Portfolios may not be purchased or redeemed by individual investors directly but may be purchased or redeemed only through Variable Contracts offered by separate accounts of Participating Insurance Companies and through Plans, including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. The offering price of each Portfolio's shares is equal to its net asset value per share.

          Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

          If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Portfolio may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Portfolio is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Portfolio at the beginning of the period.

                     ADDITIONAL INFORMATION CONCERNING TAXES

          The following is a summary of certain material U.S. federal income tax generally affecting the Portfolios and their shareholders. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Portfolio or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors and their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in a Portfolio. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Portfolios
--------------

          Each Portfolio intends to continue to qualify as a regulated investment company under the Code each taxable year. To so qualify, a Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and, for tax years beginning after October 22, 2004, net income derived from an interest in a "qualified publicly traded partnership" (i.e., a partnership that is traded on an established security market or tradable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Portfolio controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

          As a regulated investment company, each Portfolio will not be subject to federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least the sum of (i) 90% of the sum of its "investment company taxable income" (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers) plus or minus certain other adjustments) and (ii) 90% of its net tax-exempt interest income for the taxable year is distributed to its shareholders (the "Distribution Requirement"). A Portfolio will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

          The Code imposes a 4% nondeductible excise tax on a Portfolio to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by a Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end.
In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

          If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the Distribution Requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. If a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Portfolio failed to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year. Further, if a Portfolio should fail to qualify as a regulated investment company, such Portfolio would be considered as a single investment, which may result in Variable Contracts invested in that fund not being treated as annuity, endowment or life insurance contracts under the Code.

          In addition, each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of insurance company separate accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days of such last day no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the United States Treasury and of each U.S. Government agency or instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a Variable Contract owner's control of the investments of a separate account may cause the Variable Contract owner, rather than the Participating Insurance Company, to be treated as the owner of the assets held by the separate account. If the Variable Contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the Variable Contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if ever, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the Portfolios will be able to operate as currently described, or that the Trust will not have to change the investment goal or investment policies of a Portfolio. The Board reserves the right to modify the investment policies of a Portfolio as necessary to prevent any such prospective rules and regulations from causing a Variable Contract owner to be considered the owner of the shares of the Portfolio underlying the separate account.

Special Tax Considerations
--------------------------

          The following discussion relates to the particular federal income tax consequences of the investment policies of the Portfolios.

          A Portfolio's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement or to avoid the federal excise tax. Each Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.

          Investments by a Portfolio in zero coupon securities may create special tax consequences. While zero coupon securities do not make interest payments, a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Portfolio each year even though the Portfolio receives no cash distribution until maturity. Under the U.S. federal tax laws, the Portfolio will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Portfolio.

          Foreign Investments. Dividends and interest (and in some cases, capital gains) received by a Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The foreign taxes paid by a Portfolio will reduce its return from investments in the Portfolio.

          Passive Foreign Investment Companies. If a Portfolio acquires shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), the Portfolio may be subject to U.S. federal income tax on any "excess distribution" received with respect to such shares or any gain recognized upon a disposition of such shares, even if such income is distributed to the shareholders of the Portfolio. Additional charges in the nature of interest may also be imposed on the Portfolio in respect of such deferred taxes. If a Portfolio were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Portfolio, and such amounts would be taken into account by the Portfolio for purposes of satisfying the Distribution Requirement and the federal excise tax distribution requirement.

          Alternatively, a Portfolio may make a mark-to-market election that will result in the Portfolio being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Portfolio would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Portfolio, unless revoked with the consent of the IRS. By making the election, a Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Portfolio may have to distribute this "phantom" income and gain to satisfy the Distribution Requirement and to avoid imposition of a federal excise tax.

          Each Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Variable Contracts and Plans
----------------------------

          Because shares of a Portfolio may only be purchased through Variable Contracts and Plans, it is anticipated that dividends and distributions will be exempt from current taxation if left to accumulate within the Variable Contracts or Plans. For information regarding the tax treatment of distribution from the Variable Contracts and Plans, please see the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.

            INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

          PricewaterhouseCoopers LLP ("PwC") with principal offices at 250 W. Pratt Street, Suite 2100, Baltimore, Maryland 21201-2304, serves as independent registered public accounting firm for the Trust. The financial statements that are incorporated by reference into this Statement of Additional Information have been audited by PwC and have been incorporated by reference herein in reliance upon the report of such independent registered public accounting firm given upon their authority as experts in accounting and auditing.

          Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel for the Trust and provides legal services from time to time for CSAM and CSAMSI.

                              FINANCIAL STATEMENTS

          The Trust will furnish without charge a copy of each Portfolio's Annual Report upon request by calling the Trust at 1-800-222-8977.

                                  MISCELLANEOUS
          As of March 31, 2005, the following persons owned of record 5% or more of each Portfolio's outstanding shares:

-------------------------------------------------------------------------------
                                                                    PERCENT
                                                                  OWNED AS OF
PORTFOLIO                  NAME AND ADDRESS                      MARCH 31, 2005
-------------------------------------------------------------------------------
Blue Chip Portfolio        Fidelity Investment Institutional             71.0%
                           Operations CNT as Agent for Certain
                           Employee Benefit Plans*
                           100 Magellan Way
                           Covington, KY  41015-1999

                           AIG Life Insurance Company #2*                 29.0%
                           2727 A-Allen Parkway
                           P.O. Box 1591
                           Houston, TX 77251-1591

Small Cap Value Portfolio  AIG Life Insurance Company #2*                100.0%
                           2727 A-Allen Parkway
                           P.O. Box 1591
                           Houston, TX 77251-1591


* Each Portfolio believes that these entities are not the beneficial owners of shares held of record by them.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS
Commercial Paper Ratings
------------------------

          Commercial paper rated A-1 by the Standard & Poor's Division of The Mc-Graw Hill Companies Inc. ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings
----------------------

          The following summarizes the ratings used by S&P for corporate bonds:

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

          BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

          B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

          CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

          CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

          C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

          To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

          D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          The following summarizes the ratings used by Moody's for corporate bonds:

          Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

          Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Note Ratings
-----------------------

          The following summarizes the two highest ratings used by S&P for short-term notes:

          SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

          SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

          The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

          MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

          MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Municipal Obligations Ratings
-----------------------------

          The following summarizes the ratings used by S&P for Municipal
Obligations:

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

          BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

          B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

          CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

          CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

          C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

          To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

          D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          The following summarizes the highest four municipal ratings used by
Moody's:

          Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds which are rated as are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          NOTE: Those bonds in the AA, A, BAA, BA and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols AA1, A1, BAA1, BA1, and B1.

          Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                   APPENDIX B

                       CREDIT SUISSE ASSET MANAGEMENT, LLC


                               CREDIT SUISSE FUNDS
                        CREDIT SUISSE INSTITUTIONAL FUNDS

                              CSAM CLOSED-END FUNDS

                       PROXY VOTING POLICY AND PROCEDURES

INTRODUCTION
------------

          Credit Suisse Asset Management, LLC ("CSAM") is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.
The duty of care requires CSAM to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, CSAM must cast proxy votes in the best interests of each of its clients.

          The Credit Suisse Funds, Credit Suisse Institutional Funds, and CSAM Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

POLICY
------
          The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of CSAM's clients. The Policy addresses particular issues and gives a general indication of how CSAM will vote proxies. The Policy is not exhaustive and does not include all potential issues.

PROXY VOTING COMMITTEE
----------------------

          The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of CSAM's clients.

          For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

          CSAM investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

CONFLICTS
---------

          CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group, one of the world's largest financial organizations. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, CSAM and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by CSAM for its clients' accounts. The interests of CSAM and/or its affiliates and personnel may conflict with the interests of CSAM's clients in connection with any proxy issue. In addition, CSAM may not be able to identify all of the conflicts of interest relating to any proxy matter.

CONSENT
-------

          In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

RECORDKEEPING
-------------

          CSAM is required to maintain in an easily accessible place for five years all records relating to proxy voting. These records include the following:

     -    a copy of the Policy;
     - a copy of each proxy statement received on behalf of CSAM clients;
     -    a record of each vote cast on behalf of CSAM clients;
     - a copy of all documents created by CSAM personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and
     -    a copy of each written request by a client for information on how
          CSAM voted proxies, as well as a copy of any written response.

CSAM reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

DISCLOSURE
----------

          CSAM will describe the Policy to each client. Upon request, CSAM will provide any client with a copy of the Policy. CSAM will also disclose to its clients how they can obtain information on their proxy votes.

          ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

PROCEDURES
----------

          The Proxy Voting Committee will administer the voting of all client proxies. CSAM has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide CSAM with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

                               PROXY VOTING POLICY

OPERATIONAL ITEMS
-----------------

     Adjourn Meeting

          Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

     Amend Quorum Requirements

          Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

     Amend Minor Bylaws

          Generally vote for bylaw or charter changes that are of a housekeeping nature.

     Change Date, Time, or Location of Annual Meeting

          Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

     Ratify Auditors

          Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

BOARD OF DIRECTORS
------------------

     Voting on Director Nominees in Uncontested Elections

          Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive.

     Cumulative Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

     Director and Officer Indemnification and Liability Protection

          Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

     Filling Vacancies/Removal of Directors

          Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

     Independent Chairman (Separate Chairman/CEO)

          Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

     Majority of Independent Directors

          Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

     Term Limits

          Generally vote against shareholder proposals to limit the tenure of outside directors.

PROXY CONTESTS
--------------

     Voting on Director Nominees in Contested Elections

          Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

     Amend Bylaws without Shareholder Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

     Confidential Voting

          Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

     Cumulative Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES
-----------------------------------------------

     Advance Notice Requirements for Shareholder Proposals/Nominations

          Votes on advance notice proposals are determined on a case-by-case basis.

     Amend Bylaws without Shareholder Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

     Poison Pills (Shareholder Rights Plans)

          Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature.

     Shareholders' Ability to Act by Written Consent

          Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

     Shareholders' Ability to Call Special Meetings

          Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

     Supermajority Vote Requirements

          Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

MERGER AND CORPORATE RESTRUCTURING
----------------------------------

     Appraisal Rights

          Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

     Asset Purchases

          Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

     Asset Sales

          Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest.

     Conversion of Securities

          Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital;
(4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

     Corporate Reorganization

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Reverse Leveraged Buyouts

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Formation of Holding Company

          Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

     Joint Ventures

          Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

     Mergers and Acquisitions

          Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

     Private Placements

          Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Prepackaged Bankruptcy Plans

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Recapitalization

          Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Spinoffs

          Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure.

     Value Maximization Proposals

          Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

CAPITAL STRUCTURE
-----------------

     Adjustments to Par Value of Common Stock

          Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

     Common Stock Authorization

          Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     Dual-class Stock

          Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

     Issue Stock for Use with Rights Plan

          Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

     Preemptive Rights

          Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock.

     Preferred Stock

          Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

     Recapitalization

          Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Share Repurchase Programs

          Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     Stock Distributions: Splits and Dividends

          Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

     Tracking Stock

          Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

EXECUTIVE AND DIRECTOR COMPENSATION
-----------------------------------

     Executive and Director Compensation

          Votes on compensation plans for directors are determined on a case-by-case basis.

     Stock Plans in Lieu of Cash

          Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

     Director Retirement Plans

          Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

     Management Proposals Seeking Approval to Reprice Options

          Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent.

     Incentive Bonus Plans and Tax Deductibility Proposals

          Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

     Employee Stock Ownership Plans (ESOPs)

          Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

     401(k) Employee Benefit Plans

          Generally vote for proposals to implement a 401(k) savings plan for employees.

     Shareholder Proposals Regarding Executive and Director Pay

          Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

     Performance-Based Option Proposals

          Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

     Stock Option Expensing

          Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

     Golden and Tin Parachutes

          Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.


May 19, 2004

APPENDIX C

        FEE ARRANGEMENT FOR THE SALE OF SHARES OF THE CREDIT SUISSE TRUST


----------------------------------------------------------------------------
                                                 FEE ARRANGEMENT
                                               (AS A PERCENTAGE OF
          NAME OF SERVICE                        THE PORTFOLIO'S
            ORGANIZATION                       AVERAGE NET ASSETS)
----------------------------------------------------------------------------
       AIG Life Insurance Co                          0.25%
----------------------------------------------------------------------------
   Allmerica Financial Life Ins.                      0.25%
----------------------------------------------------------------------------
   American General Life Ins. Co.                     0.25%
----------------------------------------------------------------------------
 American Life Insurance Co. of NY                    0.25%
----------------------------------------------------------------------------
   First Allmerica Fin. Life Ins.                     0.25%
----------------------------------------------------------------------------
    General American Life Ins Co                      0.25%
----------------------------------------------------------------------------
   Metropolitan Life Ins Co - DCG                     0.25%
----------------------------------------------------------------------------
   United Life & Annuity Ins. Co.                     0.25%
----------------------------------------------------------------------------
   US Life Ins. Co. in City of NY                     0.25%
----------------------------------------------------------------------------
     Horace Mann Life Ins. Co.                        0.30%
----------------------------------------------------------------------------
      Pruco Life Insurance Co                         0.30%
----------------------------------------------------------------------------
      Pruco Life Of New Jersey                        0.30%
----------------------------------------------------------------------------
     Empire Fidelity Inv. Corp.                       0.35%
----------------------------------------------------------------------------
   Fidelity Invest. Life Ins. Co.                     0.35%
----------------------------------------------------------------------------
     Minnesota Life Ins Company                       0.35%
----------------------------------------------------------------------------
   Fed Kemper Life Assurance Co.                 0.20% up to $200
                                                million in assets;
                                                 0.25% if assets
                                               exceed $200 million
----------------------------------------------------------------------------
       United Investors Life                    0.25% when average
                                                 net asset value
                                              exceeds $200 million;
                                                0.20% when average
                                             aggregate of investments
                                                   drops below
                                                   $200 million
----------------------------------------------------------------------------
   Kemper Investors Life Ins. Co.              0.25%; 0.50% of the
                                                 average combined
                                             daily net assets of all
                                                the shares held in
                                             the account attributable
                                            solely to certain contract
----------------------------------------------------------------------------
   American Centurion Life Assur               0.35% for the first
                                                  $350 million,
                                                 0.40% in excess
                                                 of $350 million
----------------------------------------------------------------------------
    American Ent. Life Ins. Co.                0.35% for the first
                                                  $350 million,
                                                 0.40% in excess
                                                 of $350 million
----------------------------------------------------------------------------


                                      C-1

----------------------------------------------------------------------------
   American Partners Life Ins Co.              0.35% for the first
                                                  $350 million,
                                                 0.40% in excess
                                                 of $350 million
----------------------------------------------------------------------------
    IDS Life Insurance Co. of NY               0.35% for the first
                                                  $350 million,
                                                 0.40% in excess
                                                 of $350 million
----------------------------------------------------------------------------
     IDS Life Insurance Company                0.35% for the first
                                                  $350 million,
                                                 0.40% in excess
                                                 of $350 million
----------------------------------------------------------------------------
      Travelers Insurance Co.                         0.35%
----------------------------------------------------------------------------
   Travelers Life and Annuity Co                      0.35%
----------------------------------------------------------------------------
     Sun Life of Canada (U.S.)                 0.35% for all Trust
                                           Portfolios except for Small
                                               Cap Growth Portfolio
                                         which is paid at a rate of 0.25%
----------------------------------------------------------------------------
  The Manufacturers Insurance Company                   0.50%
----------------------------------------------------------------------------
                                            Depending on corresponding
   Nationwide Financial Srvcs Inc          Nationwide contracts and/or
                                              variable accounts, for
                                               certain portfolios:
                                               0.35% of the assets;
                                             for other portfolios: 0%
                                                if the assets held
                                              in the portfolios are
                                                below $50 million;
                                               0.15% if the assets
                                              held in the portfolios
                                             are between $50 million
                                             to $1 billion; and 0.20%
                                        if the assets held in the portfolios
                                               are over $1 billion
----------------------------------------------------------------------------



                                      C-2